     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2013


                                                     REGISTRATION NOS. 033-85442
                                                                       811-08828

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-4

                                -----------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                  [ ]


                       POST-EFFECTIVE AMENDMENT NO. 26                  [X]



                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]



                              AMENDMENT NO. 56                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                -----------------

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02117
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                   DEPOSITOR'S TELEPHONE NUMBER: 617-578-2000

   NAME AND ADDRESS OF AGENT FOR
              SERVICE:                               COPY TO:


             Marie C. Swift                      W. Thomas Conner
          Vice President and                        Reed Smith
                Counsel                         1301 K Street, N.W.
       New England Life Insurance              Washington, DC 20005
                Company                            (202)414-9208
          501 Boylston Street
    Boston, Massachusetts 02116-3700


  It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


  [X] on April 29, 2013 pursuant to paragraph (b) of Rule 485


  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  Title of Securities Being Registered:  Individual Variable Annuity Contracts

================================================================================

This registration statement incorporates by reference the prospectus dated April 30, 2012 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 25, 2013.


This registration statement incorporates by reference the prospectus dated May 1, 2011 and the Supplement dated May 1, 2011 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2011.


This registration statement incorporates by reference the prospectus dated May 1, 2010 and the Supplement dated May 1, 2010 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2010.

This registration statement incorporates by reference the prospectus dated May 1, 2009 and the supplements dated May 1, 2009 to the prospectuses date May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 21, 2009.

This registration statement incorporates by reference the prospectus dated April 28, 2008 and the supplements dated April 28, 2008 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 22, 2008.

This registration statement incorporates by reference the prospectus dated April 30, 2007 and the supplements dated April 30, 2007 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 20, 2007.

This registration statement incorporates by reference the prospectus dated May 1, 2006 and the supplements dated May 1, 2006 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 26, 2006.

This registration statement incorporates by reference the prospectus dated May 1, 2005 and the supplements dated May 1, 2005 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 27, 2005.

This registration statement incorporates by reference the prospectus dated
May 1, 2004 and the supplements dated May 1, 2004 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 29, 2004.

This registration statement incorporates by reference the prospectus dated May 1, 2003 and the supplements dated May 1, 2003 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 25, 2003.

This registration statement incorporates by reference the prospectus dated May 1, 2002 and the supplements dated May 1, 2002 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 30, 2002.

This registration statement incorporates by reference the prospectus dated May 1, 2001 and the supplements dated May 1, 2001 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 13 to the Registration Statement on form N-4 (File No. 33-85442) Filed on April 27, 2001.

This registration statement incorporates by reference the prospectus dated January 22, 2001 and the supplements dated January 22, 2001 to the prospectuses dated May 1, 2000 for the contracts, as filed in the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-85442) filed on January 18, 2001.

This registration statement incorporates by reference the prospectus dated May 1, 2000 for the contracts, as filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-85442) filed On April 27, 2000.

                            AMERICAN GROWTH SERIES

                     Individual Variable Annuity Contracts

               Issued By
 New England Variable Annuity Separate
               Account of                   Annuity Administrative Office
  New England Life Insurance Company               P.O. Box 14594
          501 Boylston Street                 Des Moines, IA 50306-3594
      Boston, Massachusetts 02116
            (800) 435-4117

   This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and non-qualified retirement plans. You may allocate purchase payments to one or more sub-accounts investing in these Eligible Funds of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust, and the American Funds Insurance Series.




AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge
 Aggressive Growth Portfolio)
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Franklin Low Duration Total Return Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid Cap Growth Portfolio

MET INVESTORS SERIES TRUST--ASSET ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio



METROPOLITAN FUND
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate
 Bond Index Portfolio)
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap
 Growth Portfolio)
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth
 Portfolio)
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND--ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio


   You may also allocate purchase payments to a Fixed Account. Limits apply to transfers to and from the Fixed Account.

   Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.


   You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated April 29, 2013. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-80 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 1095 Avenue of the Americas, New York, New York 10036, 1-800-777-5897 or visit our website at www.metlife.com.


   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SEC MAINTAINS A WEB SITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5897. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                APRIL 29, 2013

                      TABLE OF CONTENTS OF THE PROSPECTUS


                                                          PAGE
                                                          ----
                 GLOSSARY OF SPECIAL TERMS USED IN THIS
                   PROSPECTUS............................  A-4
                 HIGHLIGHTS..............................  A-5
                 EXPENSE TABLE...........................  A-8
                 HOW THE CONTRACT WORKS.................. A-13
                 THE COMPANY............................. A-14
                 THE VARIABLE ACCOUNT.................... A-14
                 INVESTMENTS OF THE VARIABLE ACCOUNT..... A-14
                    Investment Advice.................... A-20
                    Share Classes of the Eligible Funds.. A-23
                    Substitution of Investments.......... A-23
                 GUARANTEED OPTION....................... A-24
                 THE CONTRACTS........................... A-24
                    Purchase Payments.................... A-24
                    Ten Day Right to Review.............. A-25
                    Allocation of Purchase Payments...... A-25
                    State Variations..................... A-25
                    Contract Value and Accumulation Unit
                      Value.............................. A-26
                    Payment on Death Prior to
                      Annuitization...................... A-26
                        Beneficiary Continuation......... A-28
                        Special Options for Spouse....... A-28
                    Transfer Privilege................... A-29
                    Dollar Cost Averaging................ A-31
                    Asset Rebalancing.................... A-33
                    Surrenders........................... A-33
                    Systematic Withdrawals............... A-34
                    Loan Provision for Certain Tax
                      Benefited Retirement Plans......... A-35
                    Suspension of Payments............... A-36
                    Ownership Rights..................... A-36
                    Requests and Elections............... A-37
                    Confirming Transactions.............. A-38
                 ADMINISTRATION CHARGES, CONTINGENT
                   DEFERRED SALES CHARGE AND OTHER
                   DEDUCTIONS............................ A-38
                    Administration Contract Charge....... A-39
                    Administration Asset Charge.......... A-39
                    Mortality and Expense Risk Charge.... A-39
                    Contingent Deferred Sales Charge..... A-39
                    Premium Tax Charge................... A-42
                    Other Expenses....................... A-43
                 ANNUITY PAYMENTS........................ A-43
                    Election of Annuity.................. A-43
                    Annuity Options...................... A-44
                    Amount of Variable Annuity Payments.. A-45
                 RETIREMENT PLANS OFFERING FEDERAL TAX
                   BENEFITS.............................. A-46

                                                          PAGE
                                                          ----
                 FEDERAL INCOME TAX CONSIDERATIONS....... A-47
                    Taxation of Non-Qualified Contracts.. A-47
                    Taxation of Qualified Contracts...... A-50
                    Possible Tax Law Changes............. A-53
                 VOTING RIGHTS........................... A-54
                 DISTRIBUTION OF THE CONTRACTS........... A-54
                 THE FIXED ACCOUNT....................... A-56
                    Contract Value and Fixed Account
                      Transactions....................... A-56
                 INVESTMENT PERFORMANCE INFORMATION...... A-57
                    Yields............................... A-57
                    Standard Return...................... A-57
                    Non-Standard Return.................. A-57
                    Other Performance.................... A-58
                 LEGAL PROCEEDINGS....................... A-58
                 FINANCIAL STATEMENTS.................... A-58
                 ACCUMULATION UNIT VALUES (Condensed
                   Financial Information)................ A-59
                 APPENDIX A: Consumer Tips............... A-75
                 APPENDIX B: Contingent Deferred Sales
                   Charge................................ A-76
                 APPENDIX C: Premium Tax................. A-77
                 APPENDIX D: Exchanged Contracts......... A-78
                 TABLE OF CONTENTS OF THE STATEMENT OF
                   ADDITIONAL INFORMATION................ A-80

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

   We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

   ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

   ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

   ANNUITANT.  The person on whose life the Contract is issued.

   ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

   ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

   BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

   CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.

   DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

   FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

   GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

   MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

   OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

   PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrender of the Contract, the Contract Owner.

   VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts; each invests in shares of one Eligible Fund.

   VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                  HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

   Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

   If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

   The American Growth Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your sub-account performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

PURCHASE PAYMENTS:


   Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the initial and subsequent purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 88 (83 in New York). For joint contract owners, you may not make a purchase payment after the older contract owner reaches age 86 (83 in New York.) (See "Purchase Payments.") If you send your purchase payments to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.


OWNERSHIP:

   The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs"), and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.

   Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

   FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

   For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

   You may allocate purchase payments net of certain charges to the Subaccounts (Eligible Funds) or to the Fixed Account. You can allocate your contract value to a maximum of twenty accounts (including the Fixed Account) at any time.


   You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to frequent or large transfers (See "Transfer Privilege--Restrictions on Frequent Transfers" and "Transfer Privilege--Restrictions on Large Transfers.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, we have the right to restrict you to one transfer per year. Currently we do not apply this limit, but we do apply special limits to "market timing" Special limits may apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.


CHARGES:

   We apply the following charges to your Contract:

  .  premium tax charge, in some states

  . mortality and expense risk charge equal to an annual rate of 1.30% (1.55% for certain sub-accounts) of each sub-account's daily net assets

  . administration asset charge equal to an annual rate of 0.10% of the Variable Account's daily net assets

  . annual contract administration charge equal to the lesser of $30 and 2% of contract value

  . a contingent deferred sales charge equal to a maximum of 7% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions. (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law).

   Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

   We do not deduct a sales charge from purchase payments.

   For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

   After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments.)

PAYMENT ON DEATH:

   If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, six months after the issue date, and at each six month interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.

   Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, each reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

   Death Proceeds are taxable and generally are included in the income of the recipient as follows:

  . If received under an annuity payment option, they are taxed in the same manner as annuity payments.

  . If distributed in a lump sum, they are taxed in the same manner as a full surrender.

SURRENDERS:

   Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $1,000. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) A withdrawal may be subject to federal income tax, and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Considerations.")


   A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.


   In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")

OTHER

   We are obligated to pay all money we owe under the Contracts, including death benefits, and annuity payments. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party.

REPLACEMENT OF CONTRACTS

   EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the morality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

   OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                 EXPENSE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted (see "Premium Tax Charge" for more information).

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments...................................               None
Contingent Deferred Sales Charge (as a percentage of each purchase payment).                 7%
                                                                             declining annually
                                                                                    see Note(1)
Transfer Fee(2).............................................................                 $0

NOTES:

/(1)/The Contingent Deferred Sales Charge is a declining percentage of each purchase payment, as follows:

                 NUMBER OF COMPLETE YEARS FROM RECEIPT
                OF PURCHASE PAYMENT                      CHARGE
                -------------------------------------    ------
                   0                                       7%
                   1                                       6%
                   2                                       5%
                   3                                       4%
                   4                                       3%
                   5                                       2%
                   6                                       1%
                7 and thereafter                           0%

(2)We reserve the right to limit the number and amount of transfers and impose a transfer fee.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE

Administration Contract Charge(1)............................................... $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the sub-accounts)

                                                            AMERICAN FUNDS
                                                          BOND SUB-ACCOUNT,
                                                        AMERICAN FUNDS GROWTH
                                                     SUB-ACCOUNT, AMERICAN FUNDS
                                                    GROWTH-INCOME SUB-ACCOUNT AND
                                                        AMERICAN FUNDS GLOBAL        ALL OTHER
                                                   SMALL CAPITALIZATION SUB-ACCOUNT SUB-ACCOUNTS
                                                   -------------------------------- ------------
Mortality and Expense Risk Charge(2)..............              1.55%                  1.30%
Administration Asset Charge.......................              0.10%                  0.10%
                                                                -----                  -----
       Total Variable Account Annual Expenses.....              1.65%                  1.40%

NOTES:

(1)The Administration Contract Charge is not imposed after annuitization.


(2)We are waiving the following amounts of the Mortality and Expense Risk
   Charge: 0.08% for the Subaccount investing in BlackRock Large-Cap Core Portfolio; and the amount, if any, of the underlying fund expenses in excess of 0.87% for the Subaccount investing in Oppenheimer Global Equity Portfolio (Class B).


   The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS)

                                                                    MINIMUM* MAXIMUM
                                                                    -------- -------
Total Annual Eligible Fund Operating Expenses/(1)/
  (expenses that are deducted from Eligible Fund assets, including
  management fees, distribution (12b-1) fees, and other expenses)..   0.35%   1.21%

NOTE:

(1)The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses, as described in more detail below.

*Does not take into consideration any portfolio of the American Funds Insurance
 Series for which an additional Mortality and Expense charge applies.


   The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable contractual expense subsidy or expense deferral arrangement.



ANNUAL ELIGIBLE FUND FEES AND EXPENSES

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                            DISTRIBUTION
                                                               AND/OR             ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              SERVICE             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                 MANAGEMENT   (12B-1)     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                    FEE         FEES     EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                                 ---------- ------------ -------- --------- --------- ------------- ---------

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
American Funds Bond Fund........................   0.37%       0.25%      0.02%     0.00%     0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund...........................................   0.71%       0.25%      0.04%     0.00%     1.00%          --       1.00%
American Funds Growth Fund......................   0.33%       0.25%      0.02%     0.00%     0.60%          --       0.60%
American Funds Growth-Income Fund...............   0.27%       0.25%      0.02%     0.00%     0.54%          --       0.54%

MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation Portfolio
 -- Class C.....................................   0.06%       0.55%      0.01%     0.38%     1.00%          --       1.00%
American Funds(R) Growth Allocation Portfolio
 -- Class C.....................................   0.07%       0.55%      0.01%     0.38%     1.01%          --       1.01%
American Funds(R) Moderate Allocation Portfolio
 -- Class C.....................................   0.06%       0.55%      0.01%     0.37%     0.99%          --       0.99%
BlackRock Large Cap Core Portfolio --
 Class B........................................   0.59%       0.25%      0.05%     0.00%     0.89%       0.01%       0.88%
Clarion Global Real Estate Portfolio --
 Class B........................................   0.60%       0.25%      0.06%     0.00%     0.91%          --       0.91%
ClearBridge Aggressive Growth Portfolio --
 Class A........................................   0.61%       0.00%      0.03%     0.00%     0.64%          --       0.64%
Harris Oakmark International Portfolio --
 Class E........................................   0.77%       0.15%      0.06%     0.00%     0.98%       0.02%       0.96%
Invesco Small Cap Growth Portfolio --
 Class B........................................   0.85%       0.25%      0.02%     0.00%     1.12%       0.01%       1.11%
Janus Forty Portfolio -- Class B................   0.63%       0.25%      0.03%     0.00%     0.91%       0.01%       0.90%
Loomis Sayles Global Markets Portfolio --
 Class B........................................   0.70%       0.25%      0.09%     0.00%     1.04%          --       1.04%
Lord Abbett Bond Debenture Portfolio --
 Class B........................................   0.51%       0.25%      0.03%     0.00%     0.79%          --       0.79%

                                                             DISTRIBUTION
                                                                AND/OR             ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                               SERVICE             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                  MANAGEMENT   (12B-1)     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                     FEE         FEES     EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                                  ---------- ------------ -------- --------- --------- ------------- ---------
Lord Abbett Mid Cap Value Portfolio --
 Class B.........................................   0.65%       0.25%      0.04%     0.06%     1.00%       0.00%       1.00%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B............................   0.50%       0.25%      0.07%     0.00%     0.82%       0.02%       0.80%
MetLife Aggressive Strategy Portfolio --
 Class B.........................................   0.09%       0.25%      0.01%     0.72%     1.07%          --       1.07%
MetLife Growth Strategy Portfolio -- Class B.....   0.06%       0.25%      0.00%     0.69%     1.00%          --       1.00%
MFS(R) Research International Portfolio --
 Class B.........................................   0.68%       0.25%      0.07%     0.00%     1.00%       0.05%       0.95%
Morgan Stanley Mid Cap Growth Portfolio --
 Class B.........................................   0.65%       0.25%      0.07%     0.00%     0.97%       0.01%       0.96%
Oppenheimer Global Equity Portfolio --
 Class B.........................................   0.67%       0.25%      0.09%     0.00%     1.01%       0.02%       0.99%
PIMCO Inflation Protected Bond Portfolio --
 Class B.........................................   0.47%       0.25%      0.11%     0.00%     0.83%          --       0.83%
PIMCO Total Return Portfolio -- Class B..........   0.48%       0.25%      0.03%     0.00%     0.76%          --       0.76%
SSgA Growth and Income ETF Portfolio --
 Class B.........................................   0.31%       0.25%      0.01%     0.24%     0.81%          --       0.81%
SSgA Growth ETF Portfolio -- Class B.............   0.32%       0.25%      0.03%     0.25%     0.85%          --       0.85%
T. Rowe Price Mid Cap Growth Portfolio --
 Class B.........................................   0.75%       0.25%      0.03%     0.00%     1.03%          --       1.03%

METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio --
 Class A.........................................   0.81%       0.00%      0.10%     0.00%     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio --
 Class B.........................................   0.25%       0.25%      0.04%     0.00%     0.54%       0.01%       0.53%
BlackRock Bond Income Portfolio -- Class A.......   0.32%       0.00%      0.04%     0.00%     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio --
 Class A.........................................   0.70%       0.00%      0.03%     0.00%     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio -- Class B.......   0.46%       0.25%      0.07%     0.00%     0.78%          --       0.78%
BlackRock Large Cap Value Portfolio --
 Class E.........................................   0.63%       0.15%      0.03%     0.00%     0.81%       0.03%       0.78%
BlackRock Money Market Portfolio --
 Class A.........................................   0.33%       0.00%      0.02%     0.00%     0.35%       0.01%       0.34%
Davis Venture Value Portfolio -- Class A.........   0.70%       0.00%      0.03%     0.00%     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio -- Class B.....   0.73%       0.25%      0.05%     0.00%     1.03%       0.02%       1.01%
Jennison Growth Portfolio -- Class A.............   0.61%       0.00%      0.03%     0.00%     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio --
 Class A.........................................   0.90%       0.00%      0.07%     0.10%     1.07%       0.08%       0.99%
Loomis Sayles Small Cap Growth Portfolio --
 Class B.........................................   0.90%       0.25%      0.06%     0.00%     1.21%       0.09%       1.12%
Met/Artisan Mid Cap Value Portfolio --
 Class A.........................................   0.81%       0.00%      0.04%     0.00%     0.85%          --       0.85%
MetLife Conservative Allocation Portfolio --
 Class B.........................................   0.09%       0.25%      0.02%     0.54%     0.90%       0.01%       0.89%
MetLife Conservative to Moderate Allocation
 Portfolio -- Class B............................   0.07%       0.25%      0.01%     0.58%     0.91%       0.00%       0.91%

                                                          DISTRIBUTION
                                                             AND/OR             ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            SERVICE             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT   (12B-1)     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE         FEES     EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- ------------ -------- --------- --------- ------------- ---------
MetLife Mid Cap Stock Index Portfolio --
 Class B......................................   0.25%       0.25%      0.07%     0.02%     0.59%       0.00%       0.59%
MetLife Moderate Allocation Portfolio --
 Class B......................................   0.06%       0.25%      0.00%     0.63%     0.94%       0.00%       0.94%
MetLife Moderate to Aggressive Allocation
 Portfolio -- Class B.........................   0.06%       0.25%      0.01%     0.67%     0.99%       0.00%       0.99%
MetLife Stock Index Portfolio -- Class B......   0.25%       0.25%      0.03%     0.00%     0.53%       0.01%       0.52%
MFS(R) Total Return Portfolio -- Class E......   0.55%       0.15%      0.05%     0.00%     0.75%          --       0.75%
MFS(R) Value Portfolio -- Class A.............   0.70%       0.00%      0.03%     0.00%     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio -- Class B.......   0.30%       0.25%      0.11%     0.01%     0.67%       0.00%       0.67%
Neuberger Berman Genesis Portfolio -- Class A.   0.82%       0.00%      0.04%     0.00%     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio -- Class B....   0.25%       0.25%      0.08%     0.09%     0.67%       0.00%       0.67%
T. Rowe Price Large Cap Growth Portfolio --
 Class B......................................   0.60%       0.25%      0.04%     0.00%     0.89%       0.01%       0.88%
T. Rowe Price Small Cap Growth Portfolio --
 Class B......................................   0.49%       0.25%      0.06%     0.00%     0.80%          --       0.80%
Western Asset Management Strategic Bond
 Opportunities Portfolio -- Class A...........   0.60%       0.00%      0.05%     0.00%     0.65%       0.04%       0.61%
Western Asset Management U.S. Government
 Portfolio -- Class A.........................   0.47%       0.00%      0.03%     0.00%     0.50%       0.02%       0.48%



   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

   The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses./(1)/

   The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1)If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    (a).....................................  $933  $1,366  $1,806   $3,163
    (b).....................................  $853  $1,120  $1,388   $2,228

   (2)If you do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted/(2)/):


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    (a).....................................  $290   $887   $1,507   $3,163
    (b).....................................  $204   $629   $1,076   $2,228


   PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
----------

NOTES:


(1)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.12% has been used.

(2)If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION CONTAINING THE ACCUMULATION UNIT VALUE HISTORY APPEARS AT THE END OF THIS PROSPECTUS (SEE "ACCUMULATION UNIT VALUES (CONDENSED FINANCIAL INFORMATION)").

                            HOW THE CONTRACT WORKS


                                  [FLOW CHART]

                                  THE COMPANY

   We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, and District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

                             THE VARIABLE ACCOUNT

   We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

   The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

   We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

   We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


   The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.


                      INVESTMENTS OF THE VARIABLE ACCOUNT

   We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

   Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

   You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.


   AMERICAN FUNDS(R)BOND FUND

   The American Funds(R)Bond Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

   AMERICAN FUNDS(R)GLOBAL SMALL CAPITALIZATION FUND

   The American Funds(R)Global Small Capitalization Fund's investment objective is to seek long-term growth of capital.

   AMERICAN FUNDS(R)GROWTH FUND

   The American Funds(R)Growth Fund's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R)GROWTH-INCOME FUND

   The American Funds(R)Growth-Income Fund's investment objective is to seek long-term growth of capital and income.

   AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO

   The American Funds(R) Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO

   The American Funds(R) Growth Allocation Portfolio's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO

   The American Funds(R) Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

   BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

   The Baillie Gifford International Stock Portfolio's investment objective is to seek long-term growth of capital.

   BARCLAYS AGGREGATE BOND INDEX PORTFOLIO (formerly Barclays Capital Aggregate Bond Index Portfolio)

   The Barclays Aggregate Bond Index Portfolio's investment objective is to seek to track the performance of the Barclays U.S. Aggregate Bond Index.

   BLACKROCK BOND INCOME PORTFOLIO

   The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

   BLACKROCK CAPITAL APPRECIATION PORTFOLIO (formerly BlackRock Legacy Large Cap Growth Portfolio)

   The BlackRock Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK DIVERSIFIED PORTFOLIO

   The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

   BLACKROCK LARGE CAP CORE PORTFOLIO

   The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

   BLACKROCK LARGE CAP VALUE PORTFOLIO

   The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK MONEY MARKET PORTFOLIO

   The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

   CLARION GLOBAL REAL ESTATE PORTFOLIO

   The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

   CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO (formerly Legg Mason ClearBridge Aggressive Growth Portfolio)

   The ClearBridge Aggressive Growth Portfolio's investment objective is to seek capital appreciation.

   DAVIS VENTURE VALUE PORTFOLIO

   The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

   FRONTIER MID CAP GROWTH PORTFOLIO (formerly BlackRock Aggressive Growth Portfolio)

   The Frontier Mid Cap Growth Portfolio's investment objective is to seek maximum capital appreciation.

   HARRIS OAKMARK INTERNATIONAL PORTFOLIO

   The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

   INVESCO SMALL CAP GROWTH PORTFOLIO

   The Invesco Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   JANUS FORTY PORTFOLIO

   The Janus Forty Portfolio's investment objective is to seek capital appreciation.

   JENNISON GROWTH PORTFOLIO

   The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

   LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

   The Loomis Sayles Global Markets Portfolio's investment objective is to seek high total investment return through a combination of capital appreciation and income.

   LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

   The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

   LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

   The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

   LORD ABBETT MID CAP VALUE PORTFOLIO

   The Lord Abbett Mid Cap Value Portfolio's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

   MET/ARTISAN MID CAP VALUE PORTFOLIO

   The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

   MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

   The Met/Franklin Low Duration Total Return Portfolio's investment objective is to seek a high level of current income, while seeking preservation of shareholders' capital.

   METLIFE AGGRESSIVE STRATEGY PORTFOLIO

   The MetLife Aggressive Strategy Portfolio's investment objective is to seek growth of capital.

   METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The MetLife Conservative Allocation Portfolio's investment objective is to seek a high level of current income, with growth of capital as a secondary objective.

   METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

   METLIFE GROWTH STRATEGY PORTFOLIO

   The MetLife Growth Strategy Portfolio's investment objective is to seek to provide growth of capital.

   METLIFE MID CAP STOCK INDEX PORTFOLIO

   The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

   METLIFE MODERATE ALLOCATION PORTFOLIO

   The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

   METLIFE STOCK INDEX PORTFOLIO

   The MetLife Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

   The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

   MFS(R) TOTAL RETURN PORTFOLIO

   The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

   MFS(R) VALUE PORTFOLIO

   The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

   MORGAN STANLEY MID CAP GROWTH PORTFOLIO

   The Morgan Stanley Mid Cap Growth Portfolio's investment objective is to seek capital appreciation.

   MSCI EAFE(R) INDEX PORTFOLIO

   The MSCI EAFE(R) Index Portfolio's investment objective is to seek to track the performance of the MSCI EAFE(R) Index.

   NEUBERGER BERMAN GENESIS PORTFOLIO

   The Neuberger Berman Genesis Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

   OPPENHEIMER GLOBAL EQUITY PORTFOLIO (formerly Met/Templeton Growth Portfolio)

   The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

   PIMCO INFLATION PROTECTED BOND PORTFOLIO

   The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek maximum real return, consistent with preservation of capital and prudent investment management.

   PIMCO TOTAL RETURN PORTFOLIO

   The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

   RUSSELL 2000(R) INDEX PORTFOLIO

   The Russell 2000(R) Index Portfolio's investment objective is to seek to track the performance of the Russell 2000(R) Index.

   SSGA GROWTH AND INCOME ETF PORTFOLIO

   The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

   SSGA GROWTH ETF PORTFOLIO

   The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

   T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

   T. ROWE PRICE MID CAP GROWTH PORTFOLIO

   The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

   WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

   The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE


   MetLife Advisers, LLC ("MetLife Advisers") an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



PORTFOLIO                                                        ADVISER (SUBADVISER)
---------                                                        --------------------

Baillie Gifford International Stock Portfolio                    Baillie Gifford Overseas Limited

Barclays Aggregate Bond Index Portfolio/(1)/                     MetLife Investment Management, LLC

BlackRock Bond Income Portfolio                                  BlackRock Advisors, LLC

BlackRock Capital Appreciation Portfolio/(2)/                    BlackRock Advisors, LLC

BlackRock Diversified Portfolio                                  BlackRock Advisors, LLC

BlackRock Large Cap Value Portfolio                              BlackRock Advisors, LLC

BlackRock Money Market Portfolio                                 BlackRock Advisors, LLC

Davis Venture Value Portfolio                                    Davis Selected Advisers, L.P./(3)/

Frontier Mid Cap Growth Portfolio/(4)/                           Frontier Capital Management Company,
                                                                 LLC/(4)/

Jennison Growth Portfolio                                        Jennison Associates LLC

Loomis Sayles Small Cap Core Portfolio                           Loomis, Sayles & Company, L.P.

Loomis Sayles Small Cap Growth Portfolio                         Loomis, Sayles & Company, L.P.

Met/Artisan Mid Cap Value Portfolio                              Artisan Partners Limited Partnership

MetLife Conservative Allocation Portfolio                        N/A/(5)/

MetLife Conservative to Moderate Allocation Portfolio            N/A/(5)/

MetLife Mid Cap Stock Index Portfolio                            MetLife Investment Management, LLC

MetLife Moderate Allocation Portfolio                            N/A/(5)/

MetLife Moderate to Aggressive Allocation Portfolio              N/A/(5)/

MetLife Stock Index Portfolio                                    MetLife Investment Management, LLC

MFS(R) Total Return Portfolio                                    Massachusetts Financial Services Company

MFS(R) Value Portfolio                                           Massachusetts Financial Services Company

MSCI EAFE(R) Index Portfolio                                     MetLife Investment Management, LLC

Neuberger Berman Genesis Portfolio                               Neuberger Berman Management LLC

Russell 2000(R) Index Portfolio                                  MetLife Investment Management, LLC

T. Rowe Price Large Cap Growth Portfolio                         T. Rowe Price Associates, Inc.

T. Rowe Price Small Cap Growth Portfolio                         T. Rowe Price Associates, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio  Western Asset Management Company

Western Asset Management U.S. Government Portfolio               Western Asset Management Company

----------

/(1)/Effective on or about April 29, 2013, Barclays Capital Aggregate Bond
    Index Portfolio changed its name to Barclays Aggregate Bond Index Portfolio.

/(2)/Effective on or about April 29, 2013, BlackRock Legacy Large Cap Growth
     Portfolio changed its name to BlackRock Capital Appreciation Portfolio.

/(3)/Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly owned subsidiary.

/(4)/Effective on or about January 7, 2013, Frontier Capital Management
     Company, LLC replaced BlackRock Advisors, LLC as subadviser and BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

/(5)/The MetLife Conservative Allocation Portfolio, the MetLife Conservative to
     Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "funds of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Asset Allocation Portfolios. Each underlying fund has its own subadviser.


   For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus and its Statement of Additional Information.


   MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



PORTFOLIO                                         ADVISER (SUBADVISER)
---------                                         --------------------

American Funds(R) Balanced Allocation Portfolio   N/A/(1)/

American Funds(R) Growth Allocation Portfolio     N/A/(1)/

American Funds(R) Moderate Allocation Portfolio   N/A/(1)/

BlackRock Large Cap Core Portfolio                BlackRock Advisors, LLC

Clarion Global Real Estate Portfolio              CBRE Clarion Securities LLC

ClearBridge Aggressive Growth Portfolio/(2)/      ClearBridge Investments, LLC/(3)/

Harris Oakmark International Portfolio            Harris Associates L.P.

Invesco Small Cap Growth Portfolio                Invesco Advisers, Inc.

Janus Forty Portfolio                             Janus Capital Management LLC

Loomis Sayles Global Markets Portfolio/(4)/       Loomis, Sayles & Company, L.P.

Lord Abbett Bond Debenture Portfolio              Lord, Abbett & Co. LLC

Lord Abbett Mid Cap Value Portfolio/(5)/          Lord, Abbett & Co. LLC

Met/Franklin Low Duration Total Return Portfolio  Franklin Advisers, Inc.

MetLife Aggressive Strategy Portfolio             N/A/(1)/

MetLife Growth Strategy Portfolio                 N/A/(1)/

MFS(R) Research International Portfolio           Massachusetts Financial Services Company

Morgan Stanley Mid Cap Growth Portfolio           Morgan Stanley Investment Management Inc.

Oppenheimer Global Equity Portfolio/(6)/          OppenheimerFunds, Inc./(6)/

PIMCO Inflation Protected Bond Portfolio          Pacific Investment Management Company LLC

PIMCO Total Return Portfolio                      Pacific Investment Management Company LLC

SSgA Growth and Income ETF Portfolio              SSgA Funds Management, Inc.

SSgA Growth ETF Portfolio                         SSgA Funds Management, Inc.

T. Rowe Price Mid Cap Growth Portfolio            T. Rowe Price Associates, Inc.

----------

/(1)/This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.

/(2)/Effective on or about April 29, 2013, Legg Mason ClearBridge Aggressive
     Growth Portfolio changed its name to ClearBridge Aggressive Growth
     Portfolio.

/(3)/Effective on or about April 29, 2013, ClearBridge Advisors, LLC changed its name to ClearBridge Investments, LLC.

/(4)/Effective on or about April 29, 2013, Met/Franklin Income Portfolio merged with and into Loomis Sayles Global Markets Portfolio.

/(5)/Effective on or about April 29, 2013, Met/Franklin Templeton Founding
     Strategy Portfolio merged with and into MetLife Growth Strategy Portfolio.

/(6)/Effective on or about April 29, 2013, Metropolitan Fund--Oppenheimer
     Global Equity Portfolio merged with and into Met/Templeton Growth Portfolio, OppenheimerFunds, Inc. replaced Templeton Global Advisors Limited as subadviser, and Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.


   For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus and its Statement of Additional Information.

   Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                                   SUBADVISER
---------                                   ----------
American Funds Bond........................    N/A
American Funds Global Small Capitalization.    N/A
American Funds Growth......................    N/A
American Funds Growth-Income...............    N/A

   For more information about the Investment Adviser, see the American Funds Insurance Series prospectus and its Statement of Additional Information.

   You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


   An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

   We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

   We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The classes of shares available under the Contract are listed in the Annual Eligible Fund Fees and Expenses table.


   Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                               GUARANTEED OPTION

   You may allocate purchase payments to the Fixed Account. The Fixed Account is a part of our general account and offers a guaranteed interest rate. The Fixed Account is not available during annuitization but a fixed payment option is available. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

   We will issue the Contract to an individual through the age of 87 (through age 82 in New York). We will issue the Contract to joint contract owners through the age of 85 (through age 82 in New York), based on the older contract owner.

PURCHASE PAYMENTS

   Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

  . When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

  . For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

  . For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

  . We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

  . If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

  . We will not accept purchase payments made with cash, money orders or travelers checks.


   We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, we may refuse any initial or subsequent purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.

   IN ADDITION, NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL

CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A SUBSEQUENT PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).


   If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

   When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN-DAY RIGHT TO REVIEW

   Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

EMPLOYEE VERSION

   We also make available an employee version of the Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture if you cancel the Contract by returning it during the ten-day right to review period. We will deduct any purchase payment credit amounts from the refund amount. We will take back the purchase payment credit as if it had never been applied, however, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the purchase payment credit. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.

ALLOCATION OF PURCHASE PAYMENTS

   You may allocate your purchase payments to the Fixed Account and to the Eligible Funds, up to a maximum of twenty Accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment (or transfer request) by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

STATE VARIATIONS

   Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, the right to assess transfer fees, and general availability of certain riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

   We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

   The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis to 1.65% of the average daily net asset value of the American Funds Bond Sub-Account, the American Funds Growth Sub-Account, the American Funds Growth-Income Sub-Account and the American Funds Global Small Cap Sub-Account, and to 1.40% of the average daily net asset value of all other subaccounts. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

   If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

   Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive, at our Annuity Administrative Office, due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

   The Contract's Death Proceeds at any time will be the greater of:

      (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

      (2) the minimum guaranteed death benefit.

   During the first six months of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders (including any applicable surrender charge). Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value withdrawn. On the sixth month anniversary of your Contract and on each six month anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

      (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

      (2) the Contract Value on the date of recalculation.

The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (six month anniversary) date, or until you make a purchase payment or surrender.

   For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary.

EXAMPLE:  Assume that we issue your contract with a $10,000 purchase payment on 1/1/07. No further purchase payments are made and during the first six months, no partial surrenders are made.
          During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on
          7/1/07, the Contract Value is $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.

          Assume that the Contract Value increases to $11,000 by 12/1/07, and that you request a partial surrender of 5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700 - .05($10,700)].

          Assume that on 12/31/07 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/07 are $10,165.

   Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law.

   If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

   The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

   There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death).

   If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

   If we are presented with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.

   --TOTAL CONTROL ACCOUNT.

   A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   --BENEFICIARY CONTINUATION

   Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

   IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

   The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death, at our Annuity Administrative Office.

   --SPECIAL OPTIONS FOR SPOUSES

   Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office:

      (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

      (2) to continue the Contract under the Beneficiary Continuation provision; or

      (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

   IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The spouse is permitted to make additional purchase payments. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

   For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds are reset on the date the spouse continues the Contract.

   Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

   If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and we will reduce the Contract Value accordingly.

TRANSFER PRIVILEGE

   --GENERAL

   Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See the Statement of Additional Information for the Contract, "Tax Status of the Contract."

     Transfers During the Accumulation Phase. We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer this amount in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)

     Transfers During the Annuity Phase. We reserve the right to restrict your transfers to one per Contract Year. Currently, we do not impose this limit. The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of sub-account transfers on the level of annuity payments, see the Statement of Additional Information.

   We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office. We may require that a written transfer request, for all sub-accounts or certain sub-accounts that we specify, be provided to us at our Annuity Administrative Office, signed by a Contract Owner.

   See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

   We may distribute your Contract Value among no more than twenty Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

   We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

   Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Baillie Gifford International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either: (i) in writing with an original signature, or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING

   We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. You may not allocate Contract Value to more than twenty accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional purchase payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the subsequent purchase payment, we will allocate the payment to the instructions we have on record. Any purchase payments received after a program has ended will be allocated as described in "THE CONTRACTS--Allocation of Purchase Payments." Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. You may not participate in a dollar cost averaging program while you are participating in the asset rebalancing or systematic withdrawal program. We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no charge to you for participating in the program and transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

   Guaranteed Account. Subject to state availability and to the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate, to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. The minimum rate credited depends on the date your Contract was issued but will not be less than 1%. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

  . Certain rules and limitations may apply to the purchase payments you can allocate.

  .  Amounts in a Guaranteed Account cannot be used as collateral for a loan.

   Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. Subsequent transfers will be made on the same day in subsequent months. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the sub-accounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

   The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and may include a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

   If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months). The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging program will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a last-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

   We will also terminate the program when we receive notice of your death.

   Contact your agent for more information.

ASSET REBALANCING

   We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

   You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in good order. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

SURRENDERS

   Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administrative Office, reduced by the following amounts:


  .  any applicable Contingent Deferred Sales Charge;


  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  .  a premium tax charge (in certain states only); and

  .  any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

   Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

  . The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

  . Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Considerations.")

   Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Considerations.")

   How to surrender.

  . You must submit a request to our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of requests at our annuity administrative office.)

  . You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability (as defined in the Contract) if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

  . You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

  . We have to receive your surrender request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

   We will normally pay surrender proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of surrender proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   Amount of Surrender. We will base the amount of the surrender proceeds on the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Annuity Administrative Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we consent otherwise. After a partial surrender, your remaining Contract Value must be at least $1,000, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.


   DIVORCE.  A withdrawal made pursuant to a divorce or separation instrument.


SYSTEMATIC WITHDRAWALS

   Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. If you would like to receive your Systematic Withdrawal payment on or about the first of the month, you should make your request by the 20th day of the month. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")

   If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

   If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.

   You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in good order.

   The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

   Contract loans are available to participants under tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is currently $1,000. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.

   We will not permit more than one loan at a time on any Contract except where state regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

   When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and to the Fixed Account) annually in accordance with your previous allocation instructions.

   Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

   You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

   UNDER CURRENT PRACTICE, IF A CONTRACT LOAN INSTALLMENT REPAYMENT IS NOT MADE, WE MAY (UNLESS RESTRICTED BY LAW) MAKE A FULL OR PARTIAL SURRENDER OF THE CONTRACT IN THE AMOUNT OF THE UNPAID INSTALLMENT REPAYMENT ON THE CONTRACT LOAN. IF THERE IS A DEFAULT ON THE CONTRACT LOAN, WE MAY MAKE A FULL OR PARTIAL SURRENDER IN AN AMOUNT EQUAL TO THE OUTSTANDING LOAN BALANCE (PLUS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE AND ADMINISTRATION CONTRACT CHARGE IN EACH CASE). Interest may continue to be charged on any portion of a defaulted loan balance if we are restricted by law from making a full or partial surrender of the Contract to offset the loan. For more information, please refer to "FEDERAL INCOME TAX CONSIDERATIONS"--Taxation of Qualified Contracts" in this prospectus.

   If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract. Termination of the Contract under these circumstances could have adverse tax consequences.

   Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

   We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

   We will provide further information regarding loans upon request.

SUSPENSION OF PAYMENTS

   We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

OWNERSHIP RIGHTS

   During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

   These rights include the right to:


  .  change the Beneficiary (see also, "Abandoned Property Requirements" below)


  .  assign the Contract (subject to limitations)

  .  change the payment option

  . exercise all other rights, benefits, options and privileges allowed by the Contract or us.

   For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

   Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

   Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Considerations" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

   If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.


   ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non- ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see "Requests and Elections" below).


REQUESTS AND ELECTIONS

   We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.


   Subject to our restrictions on frequent or large transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:


  . By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

  .  Through your Registered Representative

  . In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594 or

  .  By fax (515) 457-4301

  . For transfers or reallocation of future purchase payments, by Internet at www.metlife.com/new-england-financial.

   If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

   We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

   All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal, over the telephone, fax or through the Internet, may be subject to certain limitations. We may stop offering telephone, fax or Internet transactions at any time in our sole discretion.

   If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

   Telephone, facsimile, and computer systems (including the Internet), may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Annuity Administrative Office.

   A recording of daily unit values is available by calling 1-800-333-2501.

   We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax or Internet are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

   All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

CONFIRMING TRANSACTIONS

   We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                      ADMINISTRATION CHARGES, CONTINGENT
                  DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

   We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

  .  Administration Contract Charge

  .  Administration Asset Charge

  .  Mortality and Expense Risk Charge

  .  Contingent Deferred Sales Charge

  .  Premium Tax Charge and Other Expenses

   We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see "Annual Eligible Fund Operating Expenses."

ADMINISTRATION CONTRACT CHARGE

   The annual Administration Contract Charge is the lesser of: 2% of your total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in our general account as the result of a loan) and $30. This charge (along with the Administration Asset Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

   We deduct the charge from your Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Administration Contract Charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

   We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)

ADMINISTRATION ASSET CHARGE

   The Administration Asset Charge is equal to an annual rate of 0.10% of net assets. We deduct this charge on a daily basis from each sub-account. As a percentage of net assets, the Administration Asset Charge will not increase over the life of your Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. We will continue to access the Administration Asset Charge after annuitization if annuity payments are made on a variable basis.

MORTALITY AND EXPENSE RISK CHARGE

   We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Bond Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.30% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

   If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

CONTINGENT DEFERRED SALES CHARGE


   We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options);

or (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option.

   When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value surrendered.

   The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date we receive it, as follows:

                NUMBER OF COMPLETE YEARS FROM
                RECEIPT OF PURCHASE PAYMENT              CHARGE
                -----------------------------            ------
                   0....................................   7%
                   1....................................   6%
                   2....................................   5%
                   3....................................   4%
                   4....................................   3%
                   5....................................   2%
                   6....................................   1%
                7 and thereafter........................   0%

   In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

   In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.

EXAMPLE:  Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                            HYPOTHETICAL CONTRACT VALUE
                                                                           10% OF
                                                                        BEGINNING OF   MAXIMUM FREE
                         AT BEGINNING     ON WITHDRAWAL                 YEAR CONTRACT   WITHDRAWAL
                       OF CONTRACT YEAR       DATE       CONTRACT GAIN      VALUE         AMOUNT
                       ----------------   -------------  -------------  -------------  ------------
Situation 1...........     $12,500           $14,000        $4,000         $1,250         $4,000
Situation 2...........     $11,000           $10,000        $    0         $1,100         $1,100

   We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

EXAMPLE:  Assume that you make a $10,000 purchase payment into the Contract on 6/1/11 and you make another $10,000 purchase payment on 2/1/12. The following illustrates the Contingent Deferred
         Sales Charge that would apply on partial surrenders in two hypothetical situations.

                                    HYPOTHETICAL CONTRACT VALUE
                                                                               10% OF
                                                                            BEGINNING OF  MAXIMUM FREE
                                 AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                               OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                               ---------------- ------------- ------------- ------------- ------------
Situation 1: $7,000 partial
  surrender on 12/1/12........     $22,000         $25,000       $5,000        $2,200        $5,000

     The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/11 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                          HYPOTHETICAL CONTRACT VALUE

                                                                       10% OF
                                                                    BEGINNING OF  MAXIMUM FREE
                         AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                       OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                       ---------------- ------------- ------------- ------------- ------------
Situation 2: $25,000
  surrender on 1/1/14.     $30,000         $33,000       $13,000       $3,000       $13,000

     The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/11 and $2,000 of the $10,000 purchase payment that you made on 2/1/12. The Contingent Deferred Sales Charge that would apply is: 3% x $10,000 + 4% x $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.

   Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

   If your Contract Value is less than your total purchase payments potentially subject to a surrender charge due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, we apply the Contingent Deferred Sales Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

   Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales Charge will apply:

    . After 30 days from the time we issue your Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the

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       date of the withdrawal, until the date when the Contingent Deferred
       Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

    . If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

    . On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issued the Contract, and may not be available in every state.

    . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment was made.

    . On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Considerations--Taxation of Qualified Contracts.")

   We may also waive the Contingent Deferred Sales Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate. We may also waive the Withdrawal Charge if permitted in your State, for certain qualified plans, including 403(a), 403(b) not subject to ERISA, 401(a), 401(k) or 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.

PREMIUM AND OTHER TAX CHARGE

   Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

   Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

   We also reserve the right to deduct from purchase payments, Contract Value, surrenders or annuity payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and annuity income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

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

OTHER EXPENSES

   An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectuses and Statements of Additional Information of the Eligible Funds describe these deductions and expenses.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

   The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee.

   We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date.

   PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

   If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

   You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

   Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

   Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

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

ANNUITY OPTIONS

   There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

   For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

   You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable Federal tax law restrictions.

   If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

   The Contract offers the variable annuity payment options listed below.

       Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

       Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

   Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

   You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

   Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

   A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

   If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

   The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

   See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

   If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

   The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

   We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

   At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of
(i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

   The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

   We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

   When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

   For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

   The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

      1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

      2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

      3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

      4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

      5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

   An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

   A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

   In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

   Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

   When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

   Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

   OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

   NON-NATURAL PERSON. If a non-natural person (E.G., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

   Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.

   The following discussion generally applies to Contracts owned by natural persons.

   WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

   It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

  .  made on or after the taxpayer reaches age 59 1/2;

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled;

  . made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

  . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

   Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

   Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

   In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

   The federal income tax treatment of an annuity payment option that contains a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

   Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

   Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

   At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

   Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

   Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

   The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.


   Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income will include income from nonqualified annuity contracts (as well as interest, dividends and certain other items).

   The new 3.8% Medicare tax is imposed on the lesser of

      (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

      (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

   "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC (S)(S)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.

   The IRS has issued proposed guidance regarding this income surtax. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.


   PARTIAL ANNUITIZATION. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-24 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

   WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

   FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

   The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

   WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


   INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2013, $5,500 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS, WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

   SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2013. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

   ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

   CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

   TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

   Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

   In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

   DEATH BENEFITS. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

   ELIGIBLE SECTION 457(B) PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

   LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

   REQUIRED MINIMUM DISTRIBUTIONS ("RMDS"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

   Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

   The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

   SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For RMDs, following the death of the Owner or Annuitant of a Qualified Contract the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

   OTHER TAX ISSUES. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

   "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective
March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

   COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

   See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

   GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

   PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

   We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

   We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

   Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

   We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

   The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                         DISTRIBUTION OF THE CONTRACTS

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Certain of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Expense Table" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, and the American Funds Growth Allocation Portfolio for the services it provides in marketing the Funds'shares in connection with the Contract.

   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

   With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

   Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

   Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

   Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

   The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

   A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

   Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

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

   We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., MetLife Investors Distribution Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                               THE FIXED ACCOUNT

   The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest.

   Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

   Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

   A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.

   Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

   Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

   We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract

Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. SEE the Statement of Additional Information.

   We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

   For more information on the Fixed Account please refer to the Statement of Additional Information.

                      INVESTMENT PERFORMANCE INFORMATION

   We may advertise or include in sales literature (i) current and effective yields for the sub-accounts; (ii) total returns for the sub-accounts,
(iii) non-standard returns for the sub-accounts and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELDS

   The current yield of the BlackRock Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7-day period. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

   The yield of a Sub-Account (besides the State Street Research Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

   The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available.

NON-STANDARD RETURN

   "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions may not include the Contingent Deferred Sales Charge. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance.

   We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Surrender Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender Value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Surrender Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Surrender Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Surrender Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Surrender Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

   We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Contract Administration Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

   We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

   We may also illustrate growth and value of a specified purchase payment or payments in the same manner as described above based on hypothetical returns.

OTHER PERFORMANCE

   In advertising and sales literature, we may compare the performance of each sub-account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

   It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.metlife.com/new-england-financial.

                           ACCUMULATION UNIT VALUES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION


   Set forth below are accumulation unit values through December 31, 2012 for each Sub-Account of the New England Variable Annuity Separate Account.



                                                                                            1.40% VARIABLE ACCOUNT CHARGE
                                                                                    ---------------------------------------------
                                                                                                                     NUMBER OF
                                                                                                                    ACCUMULATION
                                                                                    ACCUMULATION                       UNITS
                                                                                    UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                    BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                       PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                    ------------- ---------------- --------------
American Funds(R) Balanced Allocation Sub-Account (Class C)
 04/28/2008 to 12/31/2008..........................................................   10.008465       7.011667             29
 01/01/2009 to 12/31/2009..........................................................    7.011667       8.941853             86
 01/01/2010 to 12/31/2010..........................................................    8.941853       9.889880             79
 01/01/2011 to 12/31/2011..........................................................    9.889880       9.545193             71
 01/01/2012 to 12/31/2012..........................................................    9.545193      10.685140             62
American Funds(R) Growth Allocation Sub-Account (Class C)
 04/28/2008 to 12/31/2008..........................................................    9.998466       6.359814              8
 01/01/2009 to 12/31/2009..........................................................    6.359814       8.406163              7
 01/01/2010 to 12/31/2010..........................................................    8.406163       9.407014              7
 01/01/2011 to 12/31/2011..........................................................    9.407014       8.837455              8
 01/01/2012 to 12/31/2012..........................................................    8.837455      10.122028             17
American Funds(R) Moderate Allocation Sub-Account (Class C)
 04/28/2008 to 12/31/2008..........................................................   10.018465       7.685380             24
 01/01/2009 to 12/31/2009..........................................................    7.685380       9.351642             45
 01/01/2010 to 12/31/2010..........................................................    9.351642      10.135248             86
 01/01/2011 to 12/31/2011..........................................................   10.135248      10.013751             50
 01/01/2012 to 12/31/2012..........................................................   10.013751      10.944060             41
Baillie Gifford International Stock Sub-Account (Class A) (previously Artio
 International Stock Sub-Account (Class A))
 01/01/2003 to 12/31/2003..........................................................    0.947057       1.195786         27,079
 01/01/2004 to 12/31/2004..........................................................    1.195786       1.393648         23,524
 01/01/2005 to 12/31/2005..........................................................    1.393648       1.621749         19,825
 01/01/2006 to 12/31/2006..........................................................    1.621749       1.862971         16,415
 01/01/2007 to 12/31/2007..........................................................    1.862971       2.026673         12,299
 01/01/2008 to 12/31/2008..........................................................    2.026673       1.116569          8,685
 01/01/2009 to 12/31/2009..........................................................    1.116569       1.345138          6,866
 01/01/2010 to 12/31/2010..........................................................    1.345138       1.422100          5,890
 01/01/2011 to 12/31/2011..........................................................    1.422100       1.123696          4,692
 01/01/2012 to 12/31/2012..........................................................    1.123696       1.324259          4,001
Barclays Capital Aggregate Bond Index Sub-Account
 01/01/2003 to 12/31/2003..........................................................    1.223843       1.247632         12,423
 01/01/2004 to 12/31/2004..........................................................    1.247632       1.277533         10,899
 01/01/2005 to 12/31/2005..........................................................    1.277533       1.283163          9,652
 01/01/2006 to 12/31/2006..........................................................    1.283163       1.313620          7,749
 01/01/2007 to 12/31/2007..........................................................    1.313620       1.381538          6,323
 01/01/2008 to 12/31/2008..........................................................    1.381538       1.438987          3,549
 01/01/2009 to 12/31/2009..........................................................    1.438987       1.489643          2,799
 01/01/2010 to 12/31/2010..........................................................    1.489643       1.552567          2,211
 01/01/2011 to 12/31/2011..........................................................    1.552567       1.642543          1,842
 01/01/2012 to 12/31/2012..........................................................    1.642543       1.678297          1,578

                                                        1.40% VARIABLE ACCOUNT CHARGE
                                                ---------------------------------------------
                                                                                 NUMBER OF
                                                                                ACCUMULATION
                                                ACCUMULATION                       UNITS
                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                ------------- ---------------- --------------
BlackRock Aggressive Growth Sub-Account
  05/01/2004 to 12/31/2004.....................   33.567147      37.215656              1
  01/01/2005 to 12/31/2005.....................   37.215656      40.528355              3
  01/01/2006 to 12/31/2006.....................   40.528355      42.551290              3
  01/01/2007 to 12/31/2007.....................   42.551290      50.447102              7
  01/01/2008 to 12/31/2008.....................   50.447102      26.941035              7
  01/01/2009 to 12/31/2009.....................   26.941035      39.600328              7
  01/01/2010 to 12/31/2010.....................   39.600328      44.905265              5
  01/01/2011 to 12/31/2011.....................   44.905265      42.845450              5
  01/01/2012 to 12/31/2012.....................   42.845450      46.763970              4
BlackRock Bond Income Sub-Account
  01/01/2003 to 12/31/2003.....................    4.396277       4.588908         16,117
  01/01/2004 to 12/31/2004.....................    4.588908       4.725484         13,186
  01/01/2005 to 12/31/2005.....................    4.725484       4.772425         11,543
  01/01/2006 to 12/31/2006.....................    4.772425       4.913914          9,252
  01/01/2007 to 12/31/2007.....................    4.913914       5.150240          6,928
  01/01/2008 to 12/31/2008.....................    5.150240       4.904357          4,352
  01/01/2009 to 12/31/2009.....................    4.904357       5.294063          3,281
  01/01/2010 to 12/31/2010.....................    5.294063       5.655715          2,710
  01/01/2011 to 12/31/2011.....................    5.655715       5.943342          2,157
  01/01/2012 to 12/31/2012.....................    5.943342       6.302492          1,868
BlackRock Diversified Sub-Account
  05/01/2004 to 12/31/2004.....................   35.331647      38.120554              7
  01/01/2005 to 12/31/2005.....................   38.120554      38.651758              8
  01/01/2006 to 12/31/2006.....................   38.651758      42.021096              9
  01/01/2007 to 12/31/2007.....................   42.021096      43.761019              9
  01/01/2008 to 12/31/2008.....................   43.761019      32.378238              5
  01/01/2009 to 12/31/2009.....................   32.378238      37.356213              3
  01/01/2010 to 12/31/2010.....................   37.356213      40.268226              2
  01/01/2011 to 12/31/2011.....................   40.268226      41.134728              1
  01/01/2012 to 12/31/2012.....................   41.134728      45.470996              1
BlackRock Large Cap Core Sub-Account (Class B)
  04/30/2007 to 12/31/2007.....................    7.880141       7.947782            148
  01/01/2008 to 12/31/2008.....................    7.947782       4.913150             96
  01/01/2009 to 12/31/2009.....................    4.913150       5.774892             89
  01/01/2010 to 12/31/2010.....................    5.774892       6.403896             77
  01/01/2011 to 12/31/2011.....................    6.403896       6.331166             61
  01/01/2012 to 12/31/2012.....................    6.331166       7.080032             50
BlackRock Large Cap Core Sub-Account
  01/01/2003 to 12/31/2003.....................    4.742371       6.075046            292
  01/01/2004 to 12/31/2004.....................    6.075046       6.625220            265
  01/01/2005 to 12/31/2005.....................    6.625220       6.750063            220
  01/01/2006 to 12/31/2006.....................    6.750063       7.577311            177
  01/01/2007 to 04/27/2007.....................    7.577311       7.946557              0

                                                                                        1.40% VARIABLE ACCOUNT CHARGE
                                                                                ---------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                                ACCUMULATION
                                                                                ACCUMULATION                       UNITS
                                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                ------------- ---------------- --------------
BlackRock Large Cap Value Sub-Account
  01/01/2003 to 12/31/2003.....................................................    0.792409       1.058093            743
  01/01/2004 to 12/31/2004.....................................................    1.058093       1.182333          1,200
  01/01/2005 to 12/31/2005.....................................................    1.182333       1.232291          1,125
  01/01/2006 to 12/31/2006.....................................................    1.232291       1.448572          1,257
  01/01/2007 to 12/31/2007.....................................................    1.448572       1.475061          1,273
  01/01/2008 to 12/31/2008.....................................................    1.475061       0.944857            850
  01/01/2009 to 12/31/2009.....................................................    0.944857       1.035857            712
  01/01/2010 to 12/31/2010.....................................................    1.035857       1.113422            614
  01/01/2011 to 12/31/2011.....................................................    1.113422       1.121332            533
  01/01/2012 to 12/31/2012.....................................................    1.121332       1.261983            429
BlackRock Legacy Large Cap Growth Sub-Account
  01/01/2003 to 12/31/2003.....................................................    1.817138       2.421756         44,305
  01/01/2004 to 12/31/2004.....................................................    2.421756       2.598485         37,765
  01/01/2005 to 12/31/2005.....................................................    2.598485       2.741932         30,881
  01/01/2006 to 12/31/2006.....................................................    2.741932       2.815594         24,947
  01/01/2007 to 12/31/2007.....................................................    2.815594       3.295834         19,000
  01/01/2008 to 12/31/2008.....................................................    3.295834       2.063421         14,251
  01/01/2009 to 12/31/2009.....................................................    2.063421       2.783308         11,689
  01/01/2010 to 12/31/2010.....................................................    2.783308       3.288619         10,022
  01/01/2011 to 12/31/2011.....................................................    3.288619       2.952869          8,354
  01/01/2012 to 12/31/2012.....................................................    2.952869       3.330083          7,031
BlackRock Legacy Large Cap Growth Sub-Account (Class A) (formerly FI Large Cap
 Sub-Account)
  05/01/2006 to 12/31/2006.....................................................   17.091180      17.290064              1
  01/01/2007 to 12/31/2007.....................................................   17.290064      17.683059              2
  01/01/2008 to 12/31/2008.....................................................   17.683059       9.598675              2
  01/01/2009 to 05/01/2009.....................................................    9.598675      10.017096              0
BlackRock Money Market Sub-Account
  01/01/2003 to 12/31/2003.....................................................    2.332168       2.318287         19,901
  01/01/2004 to 12/31/2004.....................................................    2.318287       2.308499         13,139
  01/01/2005 to 12/31/2005.....................................................    2.308499       2.342362         10,767
  01/01/2006 to 12/31/2006.....................................................    2.342362       2.421031          9,479
  01/01/2007 to 12/31/2007.....................................................    2.421031       2.508405          8,853
  01/01/2008 to 12/31/2008.....................................................    2.508405       2.544015          7,147
  01/01/2009 to 12/31/2009.....................................................    2.544015       2.519198          4,698
  01/01/2010 to 12/31/2010.....................................................    2.519198       2.484438          3,301
  01/01/2011 to 12/31/2011.....................................................    2.484438       2.449991          2,411
  01/01/2012 to 12/31/2012.....................................................    2.449991       2.415744          1,944
Clarion Global Real Estate Sub-Account
  05/01/2004 to 12/31/2004.....................................................    9.998849      12.833645            157
  01/01/2005 to 12/31/2005.....................................................   12.833645      14.337160            303
  01/01/2006 to 12/31/2006.....................................................   14.337160      19.451786            362
  01/01/2007 to 12/31/2007.....................................................   19.451786      16.301648            265
  01/01/2008 to 12/31/2008.....................................................   16.301648       9.375546            177
  01/01/2009 to 12/31/2009.....................................................    9.375546      12.456502            136
  01/01/2010 to 12/31/2010.....................................................   12.456502      14.261852            113
  01/01/2011 to 12/31/2011.....................................................   14.261852      13.278301             92
  01/01/2012 to 12/31/2012.....................................................   13.278301      16.495575             93

                                                  1.40% VARIABLE ACCOUNT CHARGE
                                          ---------------------------------------------
                                                                           NUMBER OF
                                                                          ACCUMULATION
                                          ACCUMULATION                       UNITS
                                          UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                          BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                             PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                          ------------- ---------------- --------------
Davis Venture Value Sub-Account
  01/01/2003 to 12/31/2003...............   2.203059        2.843065         52,463
  01/01/2004 to 12/31/2004...............   2.843065        3.150202         47,447
  01/01/2005 to 12/31/2005...............   3.150202        3.426424         41,613
  01/01/2006 to 12/31/2006...............   3.426424        3.871576         34,223
  01/01/2007 to 12/31/2007...............   3.871576        3.992217         26,063
  01/01/2008 to 12/31/2008...............   3.992217        2.387519         18,335
  01/01/2009 to 12/31/2009...............   2.387519        3.107408         14,381
  01/01/2010 to 12/31/2010...............   3.107408        3.431928         11,930
  01/01/2011 to 12/31/2011...............   3.431928        3.247785          9,671
  01/01/2012 to 12/31/2012...............   3.247785        3.614302          8,021
FI Value Leaders Sub-Account
  01/01/2003 to 12/31/2003...............   1.897133        2.374350         21,952
  01/01/2004 to 12/31/2004...............   2.374350        2.662638         18,571
  01/01/2005 to 12/31/2005...............   2.662638        2.906550         15,837
  01/01/2006 to 12/31/2006...............   2.906550        3.208220         12,711
  01/01/2007 to 12/31/2007...............   3.208220        3.296202          9,360
  01/01/2008 to 12/31/2008...............   3.296202        1.984320          6,867
  01/01/2009 to 12/31/2009...............   1.984320        2.384182          5,253
  01/01/2010 to 12/31/2010...............   2.384182        2.693440          4,469
  01/01/2011 to 12/31/2011...............   2.693440        2.492729          3,770
  01/01/2012 to 12/31/2012...............   2.492729        2.845417          3,231
Harris Oakmark International Sub-Account
  01/01/2003 to 12/31/2003...............   0.883774        1.177828          1,735
  01/01/2004 to 12/31/2004...............   1.177828        1.401690          3,988
  01/01/2005 to 12/31/2005...............   1.401690        1.579557          5,834
  01/01/2006 to 12/31/2006...............   1.579557        2.009147          6,239
  01/01/2007 to 12/31/2007...............   2.009147        1.961255          5,357
  01/01/2008 to 12/31/2008...............   1.961255        1.144360          3,327
  01/01/2009 to 12/31/2009...............   1.144360        1.752111          2,519
  01/01/2010 to 12/31/2010...............   1.752111        2.012946          2,104
  01/01/2011 to 12/31/2011...............   2.012946        1.704730          1,731
  01/01/2012 to 12/31/2012...............   1.704730        2.172950          1,698
Invesco Small Cap Growth Sub-account
  01/01/2003 to 12/31/2003...............   0.847295        1.160250            589
  01/01/2004 to 12/31/2004...............   1.160250        1.217670            632
  01/01/2005 to 12/31/2005...............   1.217670        1.300044            474
  01/01/2006 to 12/31/2006...............   1.300044        1.463841            374
  01/01/2007 to 12/31/2007...............   1.463841        1.603183            277
  01/01/2008 to 12/31/2008...............   1.603183        0.968590            167
  01/01/2009 to 12/31/2009...............   0.968590        1.278146            149
  01/01/2010 to 12/31/2010...............   1.278146        1.590394            120
  01/01/2011 to 12/31/2011...............   1.590394        1.551373             90
  01/01/2012 to 12/31/2012...............   1.551373        1.808574             92

                                                                                            1.40% VARIABLE ACCOUNT CHARGE
                                                                                    ---------------------------------------------
                                                                                                                     NUMBER OF
                                                                                                                    ACCUMULATION
                                                                                    ACCUMULATION                       UNITS
                                                                                    UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                    BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                       PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                    ------------- ---------------- --------------
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007.........................................................  145.834124      178.900463             4
  01/01/2008 to 12/31/2008.........................................................  178.900463      102.320777             7
  01/01/2009 to 12/31/2009.........................................................  102.320777      144.137883             7
  01/01/2010 to 12/31/2010.........................................................  144.137883      155.491489             6
  01/01/2011 to 12/31/2011.........................................................  155.491489      141.764919             6
  01/01/2012 to 12/31/2012.........................................................  141.764919      171.257403             5
Jennison Growth Sub-Account (formerly Met/Putnam Voyager Sub-Account)
  01/01/2003 to 12/31/2003.........................................................    0.345800        0.429335        16,954
  01/01/2004 to 12/31/2004.........................................................    0.429335        0.444439        14,855
  01/01/2005 to 04/30/2005.........................................................    0.444439        0.409004        13,940
Jennison Growth Sub-Account (Class A)
  05/01/2005 to 12/31/2005.........................................................    0.410164        0.493718        11,862
  01/01/2006 to 12/31/2006.........................................................    0.493718        0.500291        10,627
  01/01/2007 to 12/31/2007.........................................................    0.500291        0.550886         8,389
  01/01/2008 to 12/31/2008.........................................................    0.550886        0.345330         5,606
  01/01/2009 to 12/31/2009.........................................................    0.345330        0.476704         4,336
  01/01/2010 to 12/31/2010.........................................................    0.476704        0.524739         3,563
  01/01/2011 to 12/31/2011.........................................................    0.524739        0.520119         2,845
  01/01/2012 to 12/31/2012.........................................................    0.520119        0.593806         3,269
Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
 Sub-Account)
  05/01/2005 to 12/31/2005.........................................................    7.947721        8.629752             9
  01/01/2006 to 12/31/2006.........................................................    8.629752        9.158221            45
  01/01/2007 to 12/31/2007.........................................................    9.158221       10.320556            40
  01/01/2008 to 12/31/2008.........................................................   10.320556        5.501470            34
  01/01/2009 to 12/31/2009.........................................................    5.501470        7.795846            24
  01/01/2010 to 12/31/2010.........................................................    7.795846        8.409877            14
  01/01/2011 to 12/31/2011.........................................................    8.409877        8.178700            14
  01/01/2012 to 04/27/2012.........................................................    8.178700        9.201007             0
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A)
  05/02/2011 to 12/31/2011.........................................................    0.855881        0.777297         4,217
  01/01/2012 to 12/31/2012.........................................................    0.777297        0.910634         3,541
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A) (previously
 Legg Mason Value Equity Sub-Account (Class A))
  05/01/2006 to 12/31/2006.........................................................    0.951421        1.021357        17,464
  01/01/2007 to 12/31/2007.........................................................    1.021357        0.949456        13,109
  01/01/2008 to 12/31/2008.........................................................    0.949456        0.426633         9,152
  01/01/2009 to 12/31/2009.........................................................    0.426633        0.579674         7,574
  01/01/2010 to 12/31/2010.........................................................    0.579674        0.616487         5,960
  01/01/2011 to 04/29/2011.........................................................    0.616487        0.655701             0

                                                                                           1.40% VARIABLE ACCOUNT CHARGE
                                                                                   ---------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                   ACCUMULATION
                                                                                   ACCUMULATION                       UNITS
                                                                                   UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                   BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                      PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                   ------------- ---------------- --------------
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A) (formerly
 Legg Mason Partners Aggressive Growth Sub-Account (Class B) (formerly
 Legg Mason Aggressive Growth Sub-Account which was fomerly Janus Aggressive
 Growth Sub-Account, and before that, Janus Growth Sub-Account))
  01/01/2003 to 12/31/2003........................................................   0.528474        0.676949          2,772
  01/01/2004 to 12/31/2004........................................................   0.676949        0.723856          2,154
  01/01/2005 to 12/31/2005........................................................   0.723856        0.810729          1,969
  01/01/2006 to 12/31/2006........................................................   0.810729        0.785591          2,029
  01/01/2007 to 12/31/2007........................................................   0.785591        0.792170          1,706
  01/01/2008 to 12/31/2008........................................................   0.792170        0.476078          1,035
  01/01/2009 to 12/31/2009........................................................   0.476078        0.624201            653
  01/01/2010 to 12/31/2010........................................................   0.624201        0.761942            564
  01/01/2011 to 04/29/2011........................................................   0.761942        0.855979              0
Legg Mason Value Equity Sub-Account (formerly MFS(R) Investors Trust Sub-Account and, before that, MFS(R) Research Managers Sub-Account)
  01/01/2003 to 12/31/2003........................................................   0.657745        0.804929         17,364
  01/01/2004 to 04/30/2004........................................................   0.804929        0.820243         16,639
Legg Mason Value Equity Sub-Account (formerly MFS(R) Investors Trust Sub-Account)
  01/01/2003 to 12/31/2003........................................................   0.654341        0.786220         11,517
  01/01/2004 to 12/31/2004........................................................   0.786220        0.863409         25,236
  01/01/2005 to 12/31/2005........................................................   0.863409        0.913333         21,232
  01/01/2006 to 04/30/2006........................................................   0.913333        0.956292              0
Loomis Sayles Small Cap Core Sub-Account
  01/01/2003 to 12/31/2003........................................................   1.756676        2.363985         23,367
  01/01/2004 to 12/31/2004........................................................   2.363985        2.713014         20,795
  01/01/2005 to 12/31/2005........................................................   2.713014        2.860717         17,787
  01/01/2006 to 12/31/2006........................................................   2.860717        3.291587         14,821
  01/01/2007 to 12/31/2007........................................................   3.291587        3.631869         11,342
  01/01/2008 to 12/31/2008........................................................   3.631869        2.295687          8,124
  01/01/2009 to 12/31/2009........................................................   2.295687        2.948533          6,391
  01/01/2010 to 12/31/2010........................................................   2.948533        3.707921          5,417
  01/01/2011 to 12/31/2011........................................................   3.707921        3.678095          4,405
  01/01/2012 to 12/31/2012........................................................   3.678095        4.154541          3,714
Loomis Sayles Small Cap Growth Sub-Account
  01/01/2003 to 12/31/2003........................................................   0.624213        0.890094          4,407
  01/01/2004 to 12/31/2004........................................................   0.890094        0.975527          3,986
  01/01/2005 to 12/31/2005........................................................   0.975527        1.004244          3,426
  01/01/2006 to 12/31/2006........................................................   1.004244        1.086578          2,817
  01/01/2007 to 12/31/2007........................................................   1.086578        1.117621          2,209
  01/01/2008 to 12/31/2008........................................................   1.117621        0.646788          1,444
  01/01/2009 to 12/31/2009........................................................   0.646788        0.827069          1,133
  01/01/2010 to 12/31/2010........................................................   0.827069        1.071239            965
  01/01/2011 to 12/31/2011........................................................   1.071239        1.085376            846
  01/01/2012 to 12/31/2012........................................................   1.085376        1.186799            750

                                                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                                                  ---------------------------------------------
                                                                                                                   NUMBER OF
                                                                                                                  ACCUMULATION
                                                                                  ACCUMULATION                       UNITS
                                                                                  UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                  BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                     PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                  ------------- ---------------- --------------
Lord Abbett Bond Debenture Sub-Account
  01/01/2003 to 12/31/2003.......................................................    1.344019       1.579255          6,199
  01/01/2004 to 12/31/2004.......................................................    1.579255       1.684418          6,610
  01/01/2005 to 12/31/2005.......................................................    1.684418       1.685870          6,106
  01/01/2006 to 12/31/2006.......................................................    1.685870       1.814575          5,469
  01/01/2007 to 12/31/2007.......................................................    1.814575       1.906408          4,374
  01/01/2008 to 12/31/2008.......................................................    1.906408       1.530120          2,927
  01/01/2009 to 12/31/2009.......................................................    1.530120       2.063699          2,248
  01/01/2010 to 12/31/2010.......................................................    2.063699       2.298871          1,846
  01/01/2011 to 12/31/2011.......................................................    2.298871       2.368066          1,480
  01/01/2012 to 12/31/2012.......................................................    2.368066       2.637291          1,123
Lord Abbett Mid Cap Value Sub-Account
  04/30/2012 to 12/31/2012.......................................................    2.532564       2.603470          1,026
Lord Abbett Mid Cap Value Sub-Account (previously Neuberger Berman Mid Cap Value
 Sub-Account)
  01/01/2003 to 12/31/2003.......................................................    1.333183       1.790083          2,791
  01/01/2004 to 12/31/2004.......................................................    1.790083       2.165131          3,999
  01/01/2005 to 12/31/2005.......................................................    2.165131       2.389785          4,649
  01/01/2006 to 12/31/2006.......................................................    2.389785       2.620536          4,302
  01/01/2007 to 12/31/2007.......................................................    2.620536       2.666358          3,347
  01/01/2008 to 12/31/2008.......................................................    2.666358       1.380911          2,331
  01/01/2009 to 12/31/2009.......................................................    1.380911       2.011819          1,883
  01/01/2010 to 12/31/2010.......................................................    2.011819       2.500653          1,574
  01/01/2011 to 12/31/2011.......................................................    2.500653       2.301378          1,269
  01/01/2012 to 04/27/2012.......................................................    2.301378       2.544983              0
Met/Artisan Mid Cap Value Sub-Account
  01/01/2003 to 12/31/2003.......................................................    2.392241       3.129369         27,596
  01/01/2004 to 12/31/2004.......................................................    3.129369       3.392259         25,281
  01/01/2005 to 12/31/2005.......................................................    3.392259       3.679117         22,038
  01/01/2006 to 12/31/2006.......................................................    3.679117       4.079937         17,220
  01/01/2007 to 12/31/2007.......................................................    4.079937       3.747804         12,873
  01/01/2008 to 12/31/2008.......................................................    3.747804       1.995337          8,451
  01/01/2009 to 12/31/2009.......................................................    1.995337       2.785395          6,349
  01/01/2010 to 12/31/2010.......................................................    2.785395       3.159883          5,212
  01/01/2011 to 12/31/2011.......................................................    3.159883       3.326612          4,153
  01/01/2012 to 12/31/2012.......................................................    3.326612       3.669279          3,421
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008.......................................................    9.998466       7.986381             10
  01/01/2009 to 12/31/2009.......................................................    7.986381      10.066938             19
  01/01/2010 to 12/31/2010.......................................................   10.066938      11.100437             15
  01/01/2011 to 12/31/2011.......................................................   11.100437      11.180051              9
  01/01/2012 to 12/31/2012.......................................................   11.180051      12.401036             12
Met/Franklin Low Duration Total Return Sub-Account
  05/02/2011 to 12/31/2011.......................................................    9.988083       9.767007              0
  01/01/2012 to 12/31/2012.......................................................    9.767007      10.054067              1

                                                                        1.40% VARIABLE ACCOUNT CHARGE
                                                                ---------------------------------------------
                                                                                                 NUMBER OF
                                                                                                ACCUMULATION
                                                                ACCUMULATION                       UNITS
                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                ------------- ---------------- --------------
Met/Franklin Mutual Shares Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998466        6.600141             2
  01/01/2009 to 12/31/2009.....................................   6.600141        8.127948             0
  01/01/2010 to 12/31/2010.....................................   8.127948        8.898507             2
  01/01/2011 to 12/31/2011.....................................   8.898507        8.727061             2
  01/01/2012 to 12/31/2012.....................................   8.727061        9.802627             1
Met/Franklin Templeton Founding Strategy Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998466        7.033638             8
  01/01/2009 to 12/31/2009.....................................   7.033638        8.916144             5
  01/01/2010 to 12/31/2010.....................................   8.916144        9.675478             0
  01/01/2011 to 12/31/2011.....................................   9.675478        9.373272             0
  01/01/2012 to 12/31/2012.....................................   9.373272       10.732527             3
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998466        6.569280             0
  01/01/2009 to 12/31/2009.....................................   6.569280        8.591113             0
  01/01/2010 to 12/31/2010.....................................   8.591113        9.120547             1
  01/01/2011 to 12/31/2011.....................................   9.120547        8.373692             1
  01/01/2012 to 12/31/2012.....................................   8.373692       10.090892             2
MetLife Mid Cap Stock Index Sub-Account
  01/01/2003 to 12/31/2003.....................................   0.862080        1.143806         3,963
  01/01/2004 to 12/31/2004.....................................   1.143806        1.305167         3,906
  01/01/2005 to 12/31/2005.....................................   1.305167        1.441790         3,514
  01/01/2006 to 12/31/2006.....................................   1.441790        1.561502         3,029
  01/01/2007 to 12/31/2007.....................................   1.561502        1.655410         2,563
  01/01/2008 to 12/31/2008.....................................   1.655410        1.038507         1,769
  01/01/2009 to 12/31/2009.....................................   1.038507        1.400680         1,372
  01/01/2010 to 12/31/2010.....................................   1.400680        1.740267         1,024
  01/01/2011 to 12/31/2011.....................................   1.740267        1.678584           798
  01/01/2012 to 12/31/2012.....................................   1.678584        1.941954           700
MetLife Stock Index Sub-Account
  01/01/2003 to 12/31/2003.....................................   2.679940        3.379282         3,488
  01/01/2004 to 12/31/2004.....................................   3.379282        3.674694         3,499
  01/01/2005 to 12/31/2005.....................................   3.674694        3.782314         2,915
  01/01/2006 to 12/31/2006.....................................   3.782314        4.296293         2,535
  01/01/2007 to 12/31/2007.....................................   4.296293        4.446986         2,159
  01/01/2008 to 12/31/2008.....................................   4.446986        2.751136         1,363
  01/01/2009 to 12/31/2009.....................................   2.751136        3.416085         1,467
  01/01/2010 to 12/31/2010.....................................   3.416085        3.856741         1,337
  01/01/2011 to 12/31/2011.....................................   3.856741        3.865424           744
  01/01/2012 to 12/31/2012.....................................   3.865424        4.399465           655

                                                                        1.40% VARIABLE ACCOUNT CHARGE
                                                                ---------------------------------------------
                                                                                                 NUMBER OF
                                                                                                ACCUMULATION
                                                                ACCUMULATION                       UNITS
                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                ------------- ---------------- --------------
MFS(R) Research International Sub-Account
  01/01/2003 to 12/31/2003.....................................    0.737353       0.960139          2,008
  01/01/2004 to 12/31/2004.....................................    0.960139       1.131941          2,711
  01/01/2005 to 12/31/2005.....................................    1.131941       1.299562          2,955
  01/01/2006 to 12/31/2006.....................................    1.299562       1.621968          2,926
  01/01/2007 to 12/31/2007.....................................    1.621968       1.811865          2,699
  01/01/2008 to 12/31/2008.....................................    1.811865       1.029700          2,232
  01/01/2009 to 12/31/2009.....................................    1.029700       1.335902          2,100
  01/01/2010 to 12/31/2010.....................................    1.335902       1.467576          1,788
  01/01/2011 to 12/31/2011.....................................    1.467576       1.292156          1,544
  01/01/2012 to 12/31/2012.....................................    1.292156       1.486977          1,402
MFS(R) Total Return Sub-Account (formerly Balance Sub-Account)
  01/01/2003 to 12/31/2003.....................................    1.267704       1.497025         22,345
  01/01/2004 to 04/30/2004.....................................    1.497025       1.484675         22,170
MFS(R) Total Return Sub-Account (Class E)
  05/01/2004 to 12/31/2004.....................................   37.796838      41.125167            830
  01/01/2005 to 12/31/2005.....................................   41.125167      41.752266            756
  01/01/2006 to 12/31/2006.....................................   41.752266      46.129129            610
  01/01/2007 to 12/31/2007.....................................   46.129129      47.405000            484
  01/01/2008 to 12/31/2008.....................................   47.405000      36.335764            325
  01/01/2009 to 12/31/2009.....................................   36.335764      42.430054            255
  01/01/2010 to 12/31/2010.....................................   42.430054      45.990299            231
  01/01/2011 to 12/31/2011.....................................   45.990299      46.374701            182
  01/01/2012 to 12/31/2012.....................................   46.374701      50.948398            161
MFS(R) Value Sub-Account (Class E)
  01/01/2003 to 12/31/2003.....................................    0.971158       1.200332          2,710
  01/01/2004 to 12/31/2004.....................................    1.200332       1.317239          3,366
  01/01/2005 to 12/31/2005.....................................    1.317239       1.278940          3,249
  01/01/2006 to 12/31/2006.....................................    1.278940       1.487377          2,491
  01/01/2007 to 12/31/2007.....................................    1.487377       1.408970          1,934
  01/01/2008 to 12/31/2008.....................................    1.408970       0.922356          1,457
  01/01/2009 to 12/31/2009.....................................    0.922356       1.097541          1,318
  01/01/2010 to 12/31/2010.....................................    1.097541       1.204083          1,208
  01/01/2011 to 12/31/2011.....................................    1.204083       1.196946            814
  01/01/2012 to 12/31/2012.....................................    1.196946       1.373704            742
MLA Mid Cap Sub-Account
  01/01/2003 to 12/31/2003.....................................    0.966588       1.202639            924
  01/01/2004 to 12/31/2004.....................................    1.202639       1.356668          1,247
  01/01/2005 to 12/31/2005.....................................    1.356668       1.445673          1,127
  01/01/2006 to 12/31/2006.....................................    1.445673       1.634840            987
  01/01/2007 to 12/31/2007.....................................    1.634840       1.568297          1,099
  01/01/2008 to 12/31/2008.....................................    1.568297       0.954133            644
  01/01/2009 to 12/31/2009.....................................    0.954133       1.286747            454
  01/01/2010 to 12/31/2010.....................................    1.286747       1.558919            360
  01/01/2011 to 12/31/2011.....................................    1.558919       1.456182            233
  01/01/2012 to 12/31/2012.....................................    1.456182       1.511727            227

                                                                                        1.40% VARIABLE ACCOUNT CHARGE
                                                                                ---------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                                ACCUMULATION
                                                                                ACCUMULATION                       UNITS
                                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                ------------- ---------------- --------------
MSCI EAFE(R) Index Sub-Account
  01/01/2003 to 12/31/2003.....................................................    0.698977       0.945675          4,248
  01/01/2004 to 12/31/2004.....................................................    0.945675       1.112204          5,083
  01/01/2005 to 12/31/2005.....................................................    1.112204       1.238623          5,075
  01/01/2006 to 12/31/2006.....................................................    1.238623       1.532261          4,683
  01/01/2007 to 12/31/2007.....................................................    1.532261       1.669792          3,983
  01/01/2008 to 12/31/2008.....................................................    1.669792       0.951685          2,762
  01/01/2009 to 12/31/2009.....................................................    0.951685       1.203926          2,292
  01/01/2010 to 12/31/2010.....................................................    1.203926       1.281139          2,027
  01/01/2011 to 12/31/2011.....................................................    1.281139       1.103556          1,654
  01/01/2012 to 12/31/2012.....................................................    1.103556       1.284268          1,311
Morgan Stanley Mid Cap Growth Sub-Account
  05/03/2010 to 12/31/2010.....................................................    1.287418       1.495226            902
  01/01/2011 to 12/31/2011.....................................................    1.495226       1.372418            690
  01/01/2012 to 12/31/2012.....................................................    1.372418       1.478846            600
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
 Sub-Account)
  01/01/2003 to 12/31/2003.....................................................    0.810364       1.135435            779
  01/01/2004 to 04/30/2004.....................................................    1.135435       1.125155            955
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
 Sub-Account and before that Janus Mid Cap Sub-Account)
  01/01/2003 to 12/31/2003.....................................................    1.081569       1.432110          3,213
  01/01/2004 to 12/31/2004.....................................................    1.432110       1.649774          3,281
  01/01/2005 to 12/31/2005.....................................................    1.649774       1.735305          2,809
  01/01/2006 to 12/31/2006.....................................................    1.735305       1.909037          2,493
  01/01/2007 to 12/31/2007.....................................................    1.909037       2.035026          2,091
  01/01/2008 to 12/31/2008.....................................................    2.035026       0.894315          1,534
  01/01/2009 to 12/31/2009.....................................................    0.894315       1.177598          1,196
  01/01/2010 to 04/30/2010.....................................................    1.177598       1.274520              0
Neuberger Berman Genesis Sub-account
  01/01/2003 to 12/31/2003.....................................................    1.086108       1.608012         21,923
  01/01/2004 to 12/31/2004.....................................................    1.608012       1.828885         21,043
  01/01/2005 to 12/31/2005.....................................................    1.828885       1.878440         17,739
  01/01/2006 to 12/31/2006.....................................................    1.878440       2.162288         14,030
  01/01/2007 to 12/31/2007.....................................................    2.162288       2.058454         10,854
  01/01/2008 to 12/31/2008.....................................................    2.058454       1.250230          7,181
  01/01/2009 to 12/31/2009.....................................................    1.250230       1.394995          5,551
  01/01/2010 to 12/31/2010.....................................................    1.394995       1.672437          4,498
  01/01/2011 to 12/31/2011.....................................................    1.672437       1.744912          3,676
  01/01/2012 to 12/31/2012.....................................................    1.744912       1.893040          3,092
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004.....................................................   12.752804      14.710742             10
  01/01/2005 to 12/31/2005.....................................................   14.710742      16.824885             32
  01/01/2006 to 12/31/2006.....................................................   16.824885      19.304552             60
  01/01/2007 to 12/31/2007.....................................................   19.304552      20.226655             52
  01/01/2008 to 12/31/2008.....................................................   20.226655      11.855415             41
  01/01/2009 to 12/31/2009.....................................................   11.855415      16.343625             33
  01/01/2010 to 12/31/2010.....................................................   16.343625      18.683400             32
  01/01/2011 to 12/31/2011.....................................................   18.683400      16.875548             23
  01/01/2012 to 12/31/2012.....................................................   16.875548      20.163307             15

                                                     1.40% VARIABLE ACCOUNT CHARGE
                                             ---------------------------------------------
                                                                              NUMBER OF
                                                                             ACCUMULATION
                                             ACCUMULATION                       UNITS
                                             UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                             BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                             ------------- ---------------- --------------
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006..................   10.995472      11.102944             16
  01/01/2007 to 12/31/2007..................   11.102944      12.129906             36
  01/01/2008 to 12/31/2008..................   12.129906      11.136801            160
  01/01/2009 to 12/31/2009..................   11.136801      12.964097            165
  01/01/2010 to 12/31/2010..................   12.964097      13.776064            159
  01/01/2011 to 12/31/2011..................   13.776064      15.098543            134
  01/01/2012 to 12/31/2012..................   15.098543      16.247045            124
PIMCO Total Return Sub-Account
  01/01/2003 to 12/31/2003..................    1.135740       1.168176         26,470
  01/01/2004 to 12/31/2004..................    1.168176       1.209265         24,664
  01/01/2005 to 12/31/2005..................    1.209265       1.219302         23,591
  01/01/2006 to 12/31/2006..................    1.219302       1.256717         19,483
  01/01/2007 to 12/31/2007..................    1.256717       1.332890         14,853
  01/01/2008 to 12/31/2008..................    1.332890       1.319696         11,574
  01/01/2009 to 12/31/2009..................    1.319696       1.535969          9,603
  01/01/2010 to 12/31/2010..................    1.535969       1.638371          7,812
  01/01/2011 to 12/31/2011..................    1.638371       1.666863          6,129
  01/01/2012 to 12/31/2012..................    1.666863       1.795946          5,329
RCM Technology Sub-Account
  01/01/2003 to 12/31/2003..................    0.296057       0.460016          4,496
  01/01/2004 to 12/31/2004..................    0.460016       0.434043          3,604
  01/01/2005 to 12/31/2005..................    0.434043       0.475175          2,783
  01/01/2006 to 12/31/2006..................    0.475175       0.493639          2,592
  01/01/2007 to 12/31/2007..................    0.493639       0.640182          2,158
  01/01/2008 to 12/31/2008..................    0.640182       0.350649          1,862
  01/01/2009 to 12/31/2009..................    0.350649       0.549696          1,588
  01/01/2010 to 12/31/2010..................    0.549696       0.692155          1,316
  01/01/2011 to 12/31/2011..................    0.692155       0.615012          1,115
  01/01/2012 to 12/31/2012..................    0.615012       0.679905          1,426
Russell 2000(R) Index Sub-Account
  01/01/2003 to 12/31/2003..................    0.927196       1.332270          4,506
  01/01/2004 to 12/31/2004..................    1.332270       1.542319          4,835
  01/01/2005 to 12/31/2005..................    1.542319       1.586342          4,497
  01/01/2006 to 12/31/2006..................    1.586342       1.839366          3,814
  01/01/2007 to 12/31/2007..................    1.839366       1.782741          3,025
  01/01/2008 to 12/31/2008..................    1.782741       1.165977          1,976
  01/01/2009 to 12/31/2009..................    1.165977       1.444805          1,648
  01/01/2010 to 12/31/2010..................    1.444805       1.803400          1,303
  01/01/2011 to 12/31/2011..................    1.803400       1.702138          1,053
  01/01/2012 to 12/31/2012..................    1.702138       1.947762            882

                                                                           1.40% VARIABLE ACCOUNT CHARGE
                                                                   ---------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   ACCUMULATION
                                                                   ACCUMULATION                       UNITS
                                                                   UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                   BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                      PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                   ------------- ---------------- --------------
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004........................................   1.116697        1.210073            279
  01/01/2005 to 12/31/2005........................................   1.210073        1.268802          1,030
  01/01/2006 to 12/31/2006........................................   1.268802        1.412393          1,114
  01/01/2007 to 12/31/2007........................................   1.412393        1.520102          1,357
  01/01/2008 to 12/31/2008........................................   1.520102        0.869328          1,154
  01/01/2009 to 12/31/2009........................................   0.869328        1.226173          1,075
  01/01/2010 to 12/31/2010........................................   1.226173        1.411587            961
  01/01/2011 to 12/31/2011........................................   1.411587        1.373417            630
  01/01/2012 to 12/31/2012........................................   1.373417        1.607123            532
T. Rowe Price Mid Cap Growth Sub-Account
  01/01/2003 to 12/31/2003........................................   0.454589        0.612518          5,480
  01/01/2004 to 12/31/2004........................................   0.612518        0.711632          6,950
  01/01/2005 to 12/31/2005........................................   0.711632        0.804413          7,340
  01/01/2006 to 12/31/2006........................................   0.804413        0.842156          7,030
  01/01/2007 to 12/31/2007........................................   0.842156        0.976849          5,806
  01/01/2008 to 12/31/2008........................................   0.976849        0.580351          3,835
  01/01/2009 to 12/31/2009........................................   0.580351        0.832512          2,945
  01/01/2010 to 12/31/2010........................................   0.832512        1.048210          2,300
  01/01/2011 to 12/31/2011........................................   1.048210        1.016636          1,891
  01/01/2012 to 12/31/2012........................................   1.016636        1.139593          1,624
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004........................................   1.238152        1.320013             42
  01/01/2005 to 12/31/2005........................................   1.320013        1.441195            190
  01/01/2006 to 12/31/2006........................................   1.441195        1.472779            557
  01/01/2007 to 12/31/2007........................................   1.472779        1.590630            487
  01/01/2008 to 12/31/2008........................................   1.590630        0.998819            503
  01/01/2009 to 12/31/2009........................................   0.998819        1.365463            502
  01/01/2010 to 12/31/2010........................................   1.365463        1.813222            480
  01/01/2011 to 12/31/2011........................................   1.813222        1.813941            586
  01/01/2012 to 12/31/2012........................................   1.813941        2.073141            603
Western Asset Management Strategic Bond Opportunities Sub-Account
  01/01/2003 to 12/31/2003........................................   1.732982        1.924585         19,494
  01/01/2004 to 12/31/2004........................................   1.924585        2.023251         17,883
  01/01/2005 to 12/31/2005........................................   2.023251        2.051726         16,382
  01/01/2006 to 12/31/2006........................................   2.051726        2.125575         13,022
  01/01/2007 to 12/31/2007........................................   2.125575        2.180377          9,844
  01/01/2008 to 12/31/2008........................................   2.180377        1.827218          6,079
  01/01/2009 to 12/31/2009........................................   1.827218        2.382378          4,444
  01/01/2010 to 12/31/2010........................................   2.382378        2.648228          3,847
  01/01/2011 to 12/31/2011........................................   2.648228        2.771859          3,052
  01/01/2012 to 12/31/2012........................................   2.771859        3.047326          2,605

                                                                 1.40% VARIABLE ACCOUNT CHARGE
                                                         ---------------------------------------------
                                                                                          NUMBER OF
                                                                                         ACCUMULATION
                                                         ACCUMULATION                       UNITS
                                                         UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                         BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                            PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                         ------------- ---------------- --------------
Western Asset Management U.S. Government Sub-Account
  01/01/2003 to 12/31/2003..............................    1.586448       1.590633         24,559
  01/01/2004 to 12/31/2004..............................    1.590633       1.615611         20,036
  01/01/2005 to 12/31/2005..............................    1.615611       1.620674         17,322
  01/01/2006 to 12/31/2006..............................    1.620674       1.664713         14,256
  01/01/2007 to 12/31/2007..............................    1.664713       1.712922         10,711
  01/01/2008 to 12/31/2008..............................    1.712922       1.682965          6,650
  01/01/2009 to 12/31/2009..............................    1.682965       1.731466          5,149
  01/01/2010 to 12/31/2010..............................    1.731466       1.806611          4,142
  01/01/2011 to 12/31/2011..............................    1.806611       1.879705          3,364
  01/01/2012 to 12/31/2012..............................    1.879705       1.915899          2,944
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005..............................    9.998849      10.299739             16
  01/01/2006 to 12/31/2006..............................   10.299739      10.856842             65
  01/01/2007 to 12/31/2007..............................   10.856842      11.301500            108
  01/01/2008 to 12/31/2008..............................   11.301500       9.540600            103
  01/01/2009 to 12/31/2009..............................    9.540600      11.338992            101
  01/01/2010 to 12/31/2010..............................   11.338992      12.305328             65
  01/01/2011 to 12/31/2011..............................   12.305328      12.529284             71
  01/01/2012 to 12/31/2012..............................   12.529284      13.488260            102
MetLife Conservative to Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005..............................    9.998849      10.517665             34
  01/01/2006 to 12/31/2006..............................   10.517665      11.349099            147
  01/01/2007 to 12/31/2007..............................   11.349099      11.728876            290
  01/01/2008 to 12/31/2008..............................   11.728876       9.067698            193
  01/01/2009 to 12/31/2009..............................    9.067698      11.058754            173
  01/01/2010 to 12/31/2010..............................   11.058754      12.162022            172
  01/01/2011 to 12/31/2011..............................   12.162022      12.119093            143
  01/01/2012 to 12/31/2012..............................   12.119093      13.319397            125
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005..............................    9.998849      10.748464             81
  01/01/2006 to 12/31/2006..............................   10.748464      11.854319            267
  01/01/2007 to 12/31/2007..............................   11.854319      12.196651            421
  01/01/2008 to 12/31/2008..............................   12.196651       8.582985            400
  01/01/2009 to 12/31/2009..............................    8.582985      10.709108            340
  01/01/2010 to 12/31/2010..............................   10.709108      11.951194            340
  01/01/2011 to 12/31/2011..............................   11.951194      11.624061            293
  01/01/2012 to 12/31/2012..............................   11.624061      12.979301            246
MetLife Moderate to Aggressive Allocation Sub-Account
  05/01/2005 to 12/31/2005..............................    9.998849      10.974321             81
  01/01/2006 to 12/31/2006..............................   10.974321      12.360650            287
  01/01/2007 to 12/31/2007..............................   12.360650      12.657119            362
  01/01/2008 to 12/31/2008..............................   12.657119       8.097891            371
  01/01/2009 to 12/31/2009..............................    8.097891      10.308554            297
  01/01/2010 to 12/31/2010..............................   10.308554      11.659519            218
  01/01/2011 to 12/31/2011..............................   11.659519      11.064055            185
  01/01/2012 to 12/31/2012..............................   11.064055      12.588059            154

                                                                                            1.40% VARIABLE ACCOUNT CHARGE
                                                                                    ---------------------------------------------
                                                                                                                     NUMBER OF
                                                                                                                    ACCUMULATION
                                                                                    ACCUMULATION                       UNITS
                                                                                    UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                    BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                       PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                    ------------- ---------------- --------------
MetLife Aggressive Strategy Sub-Account
 05/02/2011 to 12/31/2011..........................................................   12.160754      10.414730            23
 01/01/2012 to 12/31/2012..........................................................   10.414730      11.988490            27
MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
 Sub-Account)
 05/01/2005 to 12/31/2005..........................................................    9.998849      11.150576             3
 01/01/2006 to 12/31/2006..........................................................   11.150576      12.717820            19
 01/01/2007 to 12/31/2007..........................................................   12.717820      12.949992            36
 01/01/2008 to 12/31/2008..........................................................   12.949992       7.604288            28
 01/01/2009 to 12/31/2009..........................................................    7.604288       9.859832            38
 01/01/2010 to 12/31/2010..........................................................    9.859832      11.248397            23
 01/01/2011 to 04/29/2011..........................................................   11.248397      12.197241             0
SSgA Growth ETF Sub-Account
 05/01/2006 to 12/31/2006..........................................................   10.704349      11.415778             2
 01/01/2007 to 12/31/2007..........................................................   11.415778      11.888698             3
 01/01/2008 to 12/31/2008..........................................................   11.888698       7.858087             0
 01/01/2009 to 12/31/2009..........................................................    7.858087      10.003688            21
 01/01/2010 to 12/31/2010..........................................................   10.003688      11.260907            41
 01/01/2011 to 12/31/2011..........................................................   11.260907      10.868245            43
 01/01/2012 to 12/31/2012..........................................................   10.868245      12.327324            26
SSgA Growth and Income ETF Sub-Account
 05/01/2006 to 12/31/2006..........................................................   10.513475      11.160973             5
 01/01/2007 to 12/31/2007..........................................................   11.160973      11.599133             5
 01/01/2008 to 12/31/2008..........................................................   11.599133       8.571201             1
 01/01/2009 to 12/31/2009..........................................................    8.571201      10.555519            53
 01/01/2010 to 12/31/2010..........................................................   10.555519      11.682751            34
 01/01/2011 to 12/31/2011..........................................................   11.682751      11.642906            44
 01/01/2012 to 12/31/2012..........................................................   11.642906      12.954905            35
American Funds Bond Sub-Account
 05/01/2006 to 12/31/2006..........................................................   14.495461      15.190349            51
 01/01/2007 to 12/31/2007..........................................................   15.190349      15.437741           112
 01/01/2008 to 12/31/2008..........................................................   15.437741      13.764914           109
 01/01/2009 to 12/31/2009..........................................................   13.764914      15.246457            81
 01/01/2010 to 12/31/2010..........................................................   15.246457      15.963466            62
 01/01/2011 to 12/31/2011..........................................................   15.963466      16.661353            56
 01/01/2012 to 12/31/2012..........................................................   16.661353      17.267865            33
American Funds Global Small Capitalization Sub-Account
 01/01/2003 to 12/31/2003..........................................................    1.068961       1.614333         2,973
 01/01/2004 to 12/31/2004..........................................................    1.614333       1.919416         3,555
 01/01/2005 to 12/31/2005..........................................................    1.919416       2.366770         4,389
 01/01/2006 to 12/31/2006..........................................................    2.366770       2.888153         4,409
 01/01/2007 to 12/31/2007..........................................................    2.888153       3.449341         4,038
 01/01/2008 to 12/31/2008..........................................................    3.449341       1.576838         2,756
 01/01/2009 to 12/31/2009..........................................................    1.576838       2.501779         2,194
 01/01/2010 to 12/31/2010..........................................................    2.501779       3.012456         1,774
 01/01/2011 to 12/31/2011..........................................................    3.012456       2.395932         1,448
 01/01/2012 to 12/31/2012..........................................................    2.395932       2.784899         1,206

                                                  1.40% VARIABLE ACCOUNT CHARGE
                                          ---------------------------------------------
                                                                           NUMBER OF
                                                                          ACCUMULATION
                                          ACCUMULATION                       UNITS
                                          UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                          BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                             PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                          ------------- ---------------- --------------
American Funds Growth-Income Sub-Account
  01/01/2003 to 12/31/2003...............    6.559432       8.544391         3,314
  01/01/2004 to 12/31/2004...............    8.544391       9.276103         3,723
  01/01/2005 to 12/31/2005...............    9.276103       9.656906         3,563
  01/01/2006 to 12/31/2006...............    9.656906      10.943498         2,958
  01/01/2007 to 12/31/2007...............   10.943498      11.306237         2,402
  01/01/2008 to 12/31/2008...............   11.306237       6.911494         1,649
  01/01/2009 to 12/31/2009...............    6.911494       8.922283         1,332
  01/01/2010 to 12/31/2010...............    8.922283       9.779204         1,061
  01/01/2011 to 12/31/2011...............    9.779204       9.443455           867
  01/01/2012 to 12/31/2012...............    9.443455      10.911931           711
American Funds Growth Sub-Account
  01/01/2003 to 12/31/2003...............    8.158775      10.979316         2,857
  01/01/2004 to 12/31/2004...............   10.979316      12.148754         3,327
  01/01/2005 to 12/31/2005...............   12.148754      13.885527         3,330
  01/01/2006 to 12/31/2006...............   13.885527      15.054513         2,820
  01/01/2007 to 12/31/2007...............   15.054513      16.635251         2,257
  01/01/2008 to 12/31/2008...............   16.635251       9.167329         1,544
  01/01/2009 to 12/31/2009...............    9.167329      12.571217         1,218
  01/01/2010 to 12/31/2010...............   12.571217      14.675647         1,006
  01/01/2011 to 12/31/2011...............   14.675647      13.818546           797
  01/01/2012 to 12/31/2012...............   13.818546      16.022917           629

----------
/(1)/ Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced
      Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

/(2)/ Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the
      MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. On April 29, 2011 Legg Mason Value Equity Portfolio merged with and into Legg Mason ClearBridge Aggressive Growth Portfolio. Information shown for the Legg Mason ClearBridge Aggressive Growth Portfolio Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

/(3)/ Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid
      Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

/(4)/ Previously, the FIMid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

/(5)/ Previously, the Morgan Stanley International Magnum Equity Sub-Account.
      On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the FI International Stock Sub-Account reflects the accumulation unit value history of the Morgan Stanley International Equity Sub-Account through the date of the substitution. Effective January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.

/(6)/ Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the
      Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

/(7)/ Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the
      MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

/(8)/ Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus
      Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective May 1, 2010 Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio.

/(9)/ April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock
      Large-Cap Core Portfolio.

/(10)/ Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock
       Legacy Large Cap Growth Portfolio.

/(11)/ On May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan
       Stanley Mid Cap Growth Portfolio.

/(12)/ On or about April 29, 2011 the MetLife Aggressive Allocation Strategy
       Portfolio of the Metropolitan Fund merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

   Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

   Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

   If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the ongoing purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

   Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

Toll-free telephone service:  --A recording of daily unit values is available by calling 1-800-333-2501.

                              --Fund transfers and changes of future purchase payment allocations can be made by calling 1-800-435-4117.

Written Communications:       --All communications and inquiries regarding address changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:

                                 New England Life Insurance Company
                                 c/o Annuity Administrative Office
                                 P.O. Box 14594
                                 Des Moines, IA 50306-3594
                                 Fax: (515) 457-4301

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

   The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire.

   As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when you applied the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                  APPENDIX C

                                  PREMIUM TAX

   Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                          CONTRACTS USED WITH TAX
        JURISDICTION     QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
        ------------     -------------------------- -------------------
        California                 0.50%/1/                2.35%
        Florida                    1.00%/2/                1.00%/2/
        Maine                         --                   2.00%
        Nevada                        --                   3.50%
        South Dakota/3/               --                   1.25%
        West Virginia              1.00%                   1.00%
        Wyoming                       --                   1.00%
        Puerto Rico                1.00%                   1.00%

----------
/1/Contracts sold to (S)408(a) IRA Trusts are taxed at 2.35%.

/2/Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

/3/A special rate applies for large case life and annuity policies. Rate is 8/100 of 1% for that portion of life insurance premiums exceeding $100,000 per policy annually and 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. The Special Rate on large case policies is not subject to retaliation. The special tax rate of 1.25% applies to life insurance policies with a face value of $7,000 or less.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                  APPENDIX D

                              EXCHANGED CONTRACTS

   You may exchange a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract (a "new contract"), as long as: (1) your age does not exceed the maximum age at issue for a new contract; (2) the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and; (3) (unless waived by the Company) you meet our underwriting standards. We may waive the minimum initial and subsequent purchase payment amount to correspond to the old contract. As of the date you make the exchange, we will credit the contract value of the old contract as the initial purchase payment to the new contract. We will not deduct any charges, including any CDSC, at the time of exchange. See below for a comparison of the charges under the old contracts and the new contracts. We issue the American Growth Series Contract and MetLife issues the old contracts. Although we are a subsidiary of MetLife, MetLife does not guarantee our obligations.

   The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to a variety of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," and "Investments of the Variable Account." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." If a Contract Owner becomes ill or disabled we will waive the Contingent Deferred Sales Charge on an American Growth Series contract (a benefit that is not available under the Zenith Accumulator contract). For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

   If you exchange a Fund I, Preference or Zenith Accumulator contract issued by New England Mutual Life Insurance Company (now MetLife) for an American Growth Series Contract, when we issue the new contract the minimum guaranteed death benefit will be either the death benefit that applied to the old contract on the date of the exchange, or the amount paid into the American Growth Series, whichever is greater. We will recalculate the minimum guaranteed death benefit on each six month interval following the date of the exchange. (See Payment on Death Prior to Annuitization.)

   If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. You should keep in mind that we will treat assets transferred in exchange for an American Growth Series Contract as a purchase payment for purposes of calculating the free withdrawal amount and CDSC (with respect to Zenith Accumulator assets, the surrender charge schedule of the old contract will apply). Also, keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although we may consent to waive the minimum to correspond to the terms of the old contract.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT


                                                   ASSET-BASED
                                                   (MORTALITY &
                                                   EXPENSE AND
                                                   ADMIN. ASSET   ADMINISTRATION
                              CDSC                   CHARGE)      CONTRACT CHARGE           OTHER
                 -------------------------------- --------------- ---------------- ------------------------
American Growth  7% of purchase payments;             1.40%       $30 (or 2% of    premium tax charge
 Series (AGS)    declining to 0% after 7 years      (1.65% for    total Contract   on purchase payments
                                                   certain Sub-   Value if less)   in South Dakota is paid
                                                    accounts)     --waiver may     by us and recovered
                                                                    apply          later

Fund I           --none on exchange                    .95%       3% of first $46  premium tax charge
                 --subsequent purchase payments                   2% of excess     taken from purchase
                   will have AGS's CDSC                           (amounts will    payments in South
                                                                  be lower for     Dakota
                                                                  single purchase  --Sales Charge--maxi-
                                                                  payment            mum 6%
                                                                  contracts)

Preference       --none on exchange                   1.25%       $30              premium tax charge
                 --subsequent purchase payments   (mortality and  --no waiver      taken from purchase
                   will have AGS's CDSC           expense only;                    payments in South
                                                        no                         Dakota
                                                  Administration
                                                  Asset Charge)

Zenith           --none on exchange                   1.35%       $30              premium tax charge
 Accumulator     --will apply on subsequent         (1.60% for                     taken from purchase
                   withdrawal from AGS using the   certain Sub-                    payments in South
                   time table for Zenith            accounts)                      Dakota
                   Accumulator
                 --10 year, 6.5% (of Contract
                   Value) declining CDSC if you
                   have a Zenith Accumulator
                   Contract
                 --subsequent purchase payments
                   will have AGS's CDSC
-----------------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                    OF THE
                      STATEMENT OF ADDITIONAL INFORMATION
                        FOR THE AMERICAN GROWTH SERIES

                                                                    PAGE
                                                                    -----
       THE COMPANY AND THE VARIABLE ACCOUNT........................  II-3
       INVESTMENT ADVICE...........................................  II-3
       DISTRIBUTION OF THE CONTRACTS...............................  II-6
       CALCULATION OF PERFORMANCE DATA.............................  II-6
       CALCULATION OF YIELDS.......................................  II-7
       NET INVESTMENT FACTOR.......................................  II-8
       ANNUITY PAYMENTS............................................  II-9
       HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........ II-10
       HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.......... II-11
       THE FIXED ACCOUNT........................................... II-11
       TAX STATUS OF THE CONTRACTS................................. II-12
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............... II-13
       LEGAL MATTERS............................................... II-13
       FINANCIAL STATEMENTS........................................     1

   If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

   New England Securities Corporation
   1095 Avenue of the Americas
   New York, New York 10036

     [_]  American Growth Series--New England Variable Annuity Separate Account
     [_]  Metropolitan Series Fund
     [_]  Met Investors Series Trust
     [_]  American Funds Insurance Series
     [_]  My current address is:

                                         Name
        -----------------------------            ---------------------------
              Contract Number
                                         Address
                                                 ---------------------------
        -----------------------------
                 Signature                       ---------------------------
                                                                        Zip

                          AMERICAN GROWTH SERIES - I

                    Individual Variable Annuity Contracts

                     Issued By
                New England Variable
              Annuity Separate Account   Annuity Administrative
                         of                      Office
                  New England Life
                 Insurance Company           P.O. Box 14594
                501 Boylston Street     Des Moines, IA 50306-3594
                  Boston, MA 02116
                   (800) 435-4117

                        SUPPLEMENT DATED APRIL 29, 2013

        TO THE PROSPECTUS DATED MAY 1, 2000 (AS ANNUALLY SUPPLEMENTED).

   This supplement updates certain information in the prospectus dated May 1, 2000 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account").




AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge
  Aggressive Growth Portfolio)
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Franklin Low Duration Total Return Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid Cap Growth Portfolio

MET INVESTORS SERIES TRUST--ASSET ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio



METROPOLITAN FUND
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate
  Bond Index Portfolio)
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap
  Growth Portfolio)
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth
  Portfolio)
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND--ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio



   You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated April 29, 2013, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897.


   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5987. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  HIGHLIGHTS

OWNERSHIP:

   The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs") and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.

   Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

   FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

OTHER

   We are obligated to pay all money we owe under the Contracts, including death benefits, and annuity payments. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party.

                                 EXPENSE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

      Sales Charge Imposed on Purchase Payments....         None
      Contingent Deferred Sales Charge
        (as a percentage of each purchase payment).          7%
                                                    declining annually--
                                                       see Note/(1)/
      Transfer Fee/(2)/............................          $0

NOTES:

/(1)/The Contingent Deferred Sales Charge is a declining percentage of each purchase payment (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law), as follows:

                          NUMBER OF COMPLETE
                         YEARS FROM RECEIPT OF
                           PURCHASE PAYMENT     CHARGE
                         ---------------------  ------
                                  0              7%
                                  1              6%
                                  2              5%
                                  3              4%
                                  4              3%
                                  5              2%
                                  6              1%
                           7 and thereafter      0%

/(2)/We reserve the right to limit the number and amount of transfers and impose a transfer fee.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE

                     Administration Contract Charge(1). $30

VARIABLE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average daily net assets in the subaccounts)

                                                  AMERICAN FUNDS
                                                BOND SUB-ACCOUNT,
                                              AMERICAN FUNDS GROWTH
                                           SUB-ACCOUNT, AMERICAN FUNDS
                                          GROWTH-INCOME SUB-ACCOUNT AND
                                              AMERICAN FUNDS GLOBAL        ALL OTHER
                                         SMALL CAPITALIZATION SUB-ACCOUNT SUB-ACCOUNTS
                                         -------------------------------- ------------
Mortality and Expense Risk Charge(2)....               1.50%                  1.25%
Administration Asset Charge.............               0.10%                  0.10%
                                                       ----                   ----
 Total Variable Account Annual Expenses.               1.60%                  1.35%

NOTES:

(1)The Administration Contract Charge is not imposed after annuitization.


(2)We are waiving the Mortality and Expense Risk Charge in the following amounts: (a) .08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio and (b) the amount, if any, of the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Oppenheimer Global Equity Portfolio.


   The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                    MINIMUM* MAXIMUM
                                                                    -------- -------
TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES/(1)/
  (expenses that are deducted from Eligible Fund assets, including
  management fees, distribution (12b-1) fees, and other expenses)..   0.35%   1.21%

NOTE:

(1)The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses as described in more detail below.

* Does not take into consideration any portfolio of the American Funds Insurance Series, for which an additional Mortality and Expense charge applies.


   The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable contractual expense subsidy or expense deferral arrangement.



ANNUAL ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.37%         0.25%       0.02%     0.00%     0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund......................................   0.71%         0.25%       0.04%     0.00%     1.00%          --       1.00%
American Funds Growth Fund.................   0.33%         0.25%       0.02%     0.00%     0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%     0.00%     0.54%          --       0.54%

MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation
 Portfolio -- Class C......................   0.06%         0.55%       0.01%     0.38%     1.00%          --       1.00%
American Funds(R) Growth Allocation
 Portfolio -- Class C......................   0.07%         0.55%       0.01%     0.38%     1.01%          --       1.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class C......................   0.06%         0.55%       0.01%     0.37%     0.99%          --       0.99%
BlackRock Large Cap Core Portfolio --
 Class B...................................   0.59%         0.25%       0.05%     0.00%     0.89%       0.01%       0.88%
Clarion Global Real Estate Portfolio --
 Class B...................................   0.60%         0.25%       0.06%     0.00%     0.91%          --       0.91%
ClearBridge Aggressive Growth Portfolio --
 Class A...................................   0.61%         0.00%       0.03%     0.00%     0.64%          --       0.64%
Harris Oakmark International Portfolio --
 Class E...................................   0.77%         0.15%       0.06%     0.00%     0.98%       0.02%       0.96%
Invesco Small Cap Growth Portfolio --
 Class B...................................   0.85%         0.25%       0.02%     0.00%     1.12%       0.01%       1.11%
Janus Forty Portfolio -- Class B...........   0.63%         0.25%       0.03%     0.00%     0.91%       0.01%       0.90%
Loomis Sayles Global Markets Portfolio --
 Class B...................................   0.70%         0.25%       0.09%     0.00%     1.04%          --       1.04%
Lord Abbett Bond Debenture Portfolio --
 Class B...................................   0.51%         0.25%       0.03%     0.00%     0.79%          --       0.79%
Lord Abbett Mid Cap Value Portfolio --
 Class B...................................   0.65%         0.25%       0.04%     0.06%     1.00%       0.00%       1.00%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B......................   0.50%         0.25%       0.07%     0.00%     0.82%       0.02%       0.80%
MetLife Aggressive Strategy Portfolio --
 Class B...................................   0.09%         0.25%       0.01%     0.72%     1.07%          --       1.07%

                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------
MetLife Growth Strategy Portfolio --
 Class B......................................   0.06%         0.25%       0.00%     0.69%     1.00%          --       1.00%
MFS(R) Research International Portfolio --
 Class B......................................   0.68%         0.25%       0.07%     0.00%     1.00%       0.05%       0.95%
Morgan Stanley Mid Cap Growth Portfolio
 -- Class B...................................   0.65%         0.25%       0.07%     0.00%     0.97%       0.01%       0.96%
Oppenheimer Global Equity Portfolio --
 Class B......................................   0.67%         0.25%       0.09%     0.00%     1.01%       0.02%       0.99%
PIMCO Inflation Protected Bond Portfolio --
 Class B......................................   0.47%         0.25%       0.11%     0.00%     0.83%          --       0.83%
PIMCO Total Return Portfolio -- Class B.......   0.48%         0.25%       0.03%     0.00%     0.76%          --       0.76%
SSgA Growth and Income ETF Portfolio --
 Class B......................................   0.31%         0.25%       0.01%     0.24%     0.81%          --       0.81%
SSgA Growth ETF Portfolio -- Class B..........   0.32%         0.25%       0.03%     0.25%     0.85%          --       0.85%
T. Rowe Price Mid Cap Growth Portfolio --
 Class B......................................   0.75%         0.25%       0.03%     0.00%     1.03%          --       1.03%

METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio
 -- Class A...................................   0.81%         0.00%       0.10%     0.00%     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio --
 Class B......................................   0.25%         0.25%       0.04%     0.00%     0.54%       0.01%       0.53%
BlackRock Bond Income Portfolio --
 Class A......................................   0.32%         0.00%       0.04%     0.00%     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio --
 Class A......................................   0.70%         0.00%       0.03%     0.00%     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio -- Class
 B............................................   0.46%         0.25%       0.07%     0.00%     0.78%          --       0.78%
BlackRock Large Cap Value Portfolio --
 Class E......................................   0.63%         0.15%       0.03%     0.00%     0.81%       0.03%       0.78%
BlackRock Money Market Portfolio --
 Class A......................................   0.33%         0.00%       0.02%     0.00%     0.35%       0.01%       0.34%
Davis Venture Value Portfolio -- Class A......   0.70%         0.00%       0.03%     0.00%     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio --
 Class B......................................   0.73%         0.25%       0.05%     0.00%     1.03%       0.02%       1.01%
Jennison Growth Portfolio -- Class A..........   0.61%         0.00%       0.03%     0.00%     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio --
 Class A......................................   0.90%         0.00%       0.07%     0.10%     1.07%       0.08%       0.99%
Loomis Sayles Small Cap Growth Portfolio
 -- Class B...................................   0.90%         0.25%       0.06%     0.00%     1.21%       0.09%       1.12%
Met/Artisan Mid Cap Value Portfolio --
 Class A......................................   0.81%         0.00%       0.04%     0.00%     0.85%          --       0.85%
MetLife Conservative Allocation Portfolio --
 Class B......................................   0.09%         0.25%       0.02%     0.54%     0.90%       0.01%       0.89%
MetLife Conservative to Moderate Allocation
 Portfolio -- Class B.........................   0.07%         0.25%       0.01%     0.58%     0.91%       0.00%       0.91%
MetLife Mid Cap Stock Index Portfolio --
 Class B......................................   0.25%         0.25%       0.07%     0.02%     0.59%       0.00%       0.59%
MetLife Moderate Allocation Portfolio --
 Class B......................................   0.06%         0.25%       0.00%     0.63%     0.94%       0.00%       0.94%

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
MetLife Moderate to Aggressive Allocation
 Portfolio -- Class B......................   0.06%         0.25%       0.01%     0.67%     0.99%       0.00%       0.99%
MetLife Stock Index Portfolio -- Class B...   0.25%         0.25%       0.03%     0.00%     0.53%       0.01%       0.52%
MFS(R) Total Return Portfolio -- Class E...   0.55%         0.15%       0.05%     0.00%     0.75%          --       0.75%
MFS(R) Value Portfolio -- Class A..........   0.70%         0.00%       0.03%     0.00%     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio -- Class B....   0.30%         0.25%       0.11%     0.01%     0.67%       0.00%       0.67%
Neuberger Berman Genesis Portfolio --
 Class A...................................   0.82%         0.00%       0.04%     0.00%     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio -- Class B.   0.25%         0.25%       0.08%     0.09%     0.67%       0.00%       0.67%
T. Rowe Price Large Cap Growth Portfolio
 -- Class B................................   0.60%         0.25%       0.04%     0.00%     0.89%       0.01%       0.88%
T. Rowe Price Small Cap Growth Portfolio
 -- Class B................................   0.49%         0.25%       0.06%     0.00%     0.80%          --       0.80%
Western Asset Management Strategic Bond
 Opportunities Portfolio -- Class A........   0.60%         0.00%       0.05%     0.00%     0.65%       0.04%       0.61%
Western Asset Management U.S.
 Government Portfolio -- Class A...........   0.47%         0.00%       0.03%     0.00%     0.50%       0.02%       0.48%



   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

   The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses./(1)/

   The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) Ifyou surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:


                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                     ------ ------- ------- --------
           (a)......................  $929  $1,352  $1,782   $3,115
           (b)......................  $848  $1,106  $1,363   $2,245

(2) Ifyou do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted/(2)/):


                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                     ------ ------- ------- --------
           (a)......................  $285   $872   $1,482   $3,115
           (b)......................  $200   $614   $1,050   $2,245


   PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
----------

NOTES:


(1)The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.08% has been used. (See Note (1) to the Variable Account Accrual Expenses table.)


(2)If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION CONTAINING THE ACCUMULATION UNIT VALUE HISTORY APPEARS AT THE END OF THIS PROSPECTUS (SEE "ACCUMULATION UNIT VALUES").

                                  THE COMPANY

   We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

                             THE VARIABLE ACCOUNT

   We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

   The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

   We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

   We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


   The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.


                      INVESTMENTS OF THE VARIABLE ACCOUNT

   We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

   Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

   You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.


   AMERICAN FUNDS(R) BOND FUND

   The American Funds(R) Bond Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

   AMERICAN FUNDS(R) GLOBAL SMALL CAPITALIZATION FUND

   The American Funds(R) Global Small Capitalization Fund's investment objective is to seek long-term growth of capital.

   AMERICAN FUNDS(R) GROWTH FUND

   The American Funds(R) Growth Fund's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R) GROWTH-INCOME FUND

   The American Funds(R) Growth-Income Fund's investment objective is to seek long-term growth of capital and income.

   AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO

   The American Funds(R) Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO

   The American Funds(R) Growth Allocation Portfolio's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO

   The American Funds(R) Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

   BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

   The Baillie Gifford International Stock Portfolio's investment objective is to seek long-term growth of capital.

   BARCLAYS AGGREGATE BOND INDEX PORTFOLIO (FORMERLY BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO)

   The Barclays Aggregate Bond Index Portfolio's investment objective is to seek to track the performance of the Barclays U.S. Aggregate Bond Index.

   BLACKROCK BOND INCOME PORTFOLIO

   The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

   BLACKROCK CAPITAL APPRECIATION PORTFOLIO (FORMERLY BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO)

   The BlackRock Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK DIVERSIFIED PORTFOLIO

   The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

   BLACKROCK LARGE CAP CORE PORTFOLIO

   The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

   BLACKROCK LARGE CAP VALUE PORTFOLIO

   The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK MONEY MARKET PORTFOLIO

   The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

   CLARION GLOBAL REAL ESTATE PORTFOLIO

   The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

   CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO (FORMERLY LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO)

   The ClearBridge Aggressive Growth Portfolio's investment objective is to seek capital appreciation.

   DAVIS VENTURE VALUE PORTFOLIO

   The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

   FRONTIER MID CAP GROWTH PORTFOLIO (FORMERLY BLACKROCK AGGRESSIVE GROWTH PORTFOLIO)

   The Frontier Mid Cap Growth Portfolio's investment objective is to seek maximum capital appreciation.

   HARRIS OAKMARK INTERNATIONAL PORTFOLIO

   The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

   INVESCO SMALL CAP GROWTH PORTFOLIO

   The Invesco Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   JANUS FORTY PORTFOLIO

   The Janus Forty Portfolio's investment objective is to seek capital appreciation.

   JENNISON GROWTH PORTFOLIO

   The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

   LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

   The Loomis Sayles Global Markets Portfolio's investment objective is to seek high total investment return through a combination of capital appreciation and income.

   LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

   The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

   LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

   The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

   LORD ABBETT MID CAP VALUE PORTFOLIO

   The Lord Abbett Mid Cap Value Portfolio's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

   MET/ARTISAN MID CAP VALUE PORTFOLIO

   The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

   MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

   The Met/Franklin Low Duration Total Return Portfolio's investment objective is to seek a high level of current income, while seeking preservation of shareholders' capital.

   METLIFE AGGRESSIVE STRATEGY PORTFOLIO

   The MetLife Aggressive Strategy Portfolio's investment objective is to seek growth of capital.

   METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The MetLife Conservative Allocation Portfolio's investment objective is to seek a high level of current income, with growth of capital as a secondary objective.

   METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

   METLIFE GROWTH STRATEGY PORTFOLIO

   The MetLife Growth Strategy Portfolio's investment objective is to seek to provide growth of capital.

   METLIFE MID CAP STOCK INDEX PORTFOLIO

   The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

   METLIFE MODERATE ALLOCATION PORTFOLIO

   The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

   METLIFE STOCK INDEX PORTFOLIO

   The MetLife Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

   The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

   MFS(R) TOTAL RETURN PORTFOLIO

   The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

   MFS(R) VALUE PORTFOLIO

   The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

   MORGAN STANLEY MID CAP GROWTH PORTFOLIO

   The Morgan Stanley Mid Cap Growth Portfolio's investment objective is to seek capital appreciation.

   MSCI EAFE(R) INDEX PORTFOLIO

   The MSCI EAFE(R) Index Portfolio's investment objective is to seek to track the performance of the MSCI EAFE(R) Index.

   NEUBERGER BERMAN GENESIS PORTFOLIO

   The Neuberger Berman Genesis Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

   OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY MET/TEMPLETON GROWTH PORTFOLIO)

   The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

   PIMCO INFLATION PROTECTED BOND PORTFOLIO

   The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek maximum real return, consistent with preservation of capital and prudent investment management.

   PIMCO TOTAL RETURN PORTFOLIO

   The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

   RUSSELL 2000(R) INDEX PORTFOLIO

   The Russell 2000(R) Index Portfolio's investment objective is to seek to track the performance of the Russell 2000(R) Index.

   SSGA GROWTH AND INCOME ETF PORTFOLIO

   The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

   SSGA GROWTH ETF PORTFOLIO

   The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

   T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

   T. ROWE PRICE MID CAP GROWTH PORTFOLIO

   The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

   WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

   The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.


INVESTMENT ADVICE

   MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.




PORTFOLIO                                              ADVISER (SUBADVISER)
---------                                              --------------------
Baillie Gifford International Stock Portfolio......... Baillie Gifford Overseas Limited

Barclays Aggregate Bond Index Portfolio/(1)/.......... MetLife Investment Management, LLC

BlackRock Bond Income Portfolio....................... BlackRock Advisors, LLC

BlackRock Capital Appreciation Portfolio/(2)/......... BlackRock Advisors, LLC

BlackRock Diversified Portfolio....................... BlackRock Advisors, LLC

BlackRock Large Cap Value Portfolio................... BlackRock Advisors, LLC

BlackRock Money Market Portfolio...................... BlackRock Advisors, LLC

Davis Venture Value Portfolio......................... Davis Selected Advisers, L.P./(3)/

Frontier Mid Cap Growth Portfolio/(4)/................ Frontier Capital Management Company, LLC/(4)/

Jennison Growth Portfolio............................. Jennison Associates LLC

Loomis Sayles Small Cap Core Portfolio................ Loomis, Sayles & Company, L.P.

Loomis Sayles Small Cap Growth Portfolio.............. Loomis, Sayles & Company, L.P.

Met/Artisan Mid Cap Value Portfolio................... Artisan Partners Limited Partnership

MetLife Conservative Allocation Portfolio............. N/A/(5)/

MetLife Conservative to Moderate Allocation Portfolio. N/A/(5)/

MetLife Mid Cap Stock Index Portfolio................. MetLife Investment Management, LLC

MetLife Moderate Allocation Portfolio................. N/A/(5)/

MetLife Moderate to Aggressive Allocation Portfolio... N/A/(5)/

MetLife Stock Index Portfolio......................... MetLife Investment Management, LLC

MFS(R) Total Return Portfolio......................... Massachusetts Financial Services Company

MFS(R) Value Portfolio................................ Massachusetts Financial Services Company

MSCI EAFE(R) Index Portfolio.......................... MetLife Investment Management, LLC

Neuberger Berman Genesis Portfolio.................... Neuberger Berman Management LLC

PORTFOLIO                                              ADVISER (SUBADVISER)
---------                                              --------------------

Russell 2000(R) Index Portfolio....................... MetLife Investment Management, LLC

T. Rowe Price Large Cap Growth Portfolio.............. T. Rowe Price Associates, Inc.

T. Rowe Price Small Cap Growth Portfolio.............. T. Rowe Price Associates, Inc.

Western Asset Management Strategic Bond Opportunities  Western Asset Management Company
  Portfolio...........................................

Western Asset Management U.S. Government Portfolio.... Western Asset Management Company

----------

/(1)/Effective on or about April 29, 2013, Barclays Capital Aggregate Bond
     Index Portfolio changed its name to Barclays Aggregate Bond Index
     Portfolio.

/(2)/Effective on or about April 29, 2013, BlackRock Legacy Large Cap Growth
     Portfolio changed its name to BlackRock Capital Appreciation Portfolio.

/(3)/Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly owned subsidiary.

/(4)/Effective on or about January 7, 2013, Frontier Capital Management
     Company, LLC replaced BlackRock Advisors, LLC as subadviser and BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

/(5)/The MetLife Conservative Allocation Portfolio, the MetLife Conservative to
     Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "funds of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Asset Allocation Portfolios. Each underlying fund has its own subadviser.


   For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus and its Statement of Additional Information.

   MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.




PORTFOLIO                                         ADVISER (SUBADVISER)
---------                                         --------------------
American Funds(R) Balanced Allocation Portfolio.. N/A/(1)/

American Funds(R) Growth Allocation Portfolio.... N/A/(1)/

American Funds(R) Moderate Allocation Portfolio.. N/A/(1)/

BlackRock Large Cap Core Portfolio............... BlackRock Advisors, LLC

Clarion Global Real Estate Portfolio............. CBRE Clarion Securities LLC

ClearBridge Aggressive Growth Portfolio/(2)/..... ClearBridge Investments, LLC/(3)/

Harris Oakmark International Portfolio........... Harris Associates L.P.

Invesco Small Cap Growth Portfolio............... Invesco Advisers, Inc.

Janus Forty Portfolio............................ Janus Capital Management LLC

Loomis Sayles Global Markets Portfolio/(4)/...... Loomis, Sayles & Company, L.P.

Lord Abbett Bond Debenture Portfolio............. Lord, Abbett & Co. LLC

Lord Abbett Mid Cap Value Portfolio/(5)/          Lord, Abbett & Co. LLC

Met/Franklin Low Duration Total Return Portfolio. Franklin Advisers, Inc.

MetLife Aggressive Strategy Portfolio............ N/A/(1)/

MetLife Growth Strategy Portfolio................ N/A/(1)/

PORTFOLIO                                 ADVISER (SUBADVISER)
---------                                 --------------------

MFS(R) Research International Portfolio.. Massachusetts Financial Services Company

Morgan Stanley Mid Cap Growth Portfolio.. Morgan Stanley Investment Management Inc.

Oppenheimer Global Equity Portfolio/(6)/. OppenheimerFunds, Inc./(6)/

PIMCO Inflation Protected Bond Portfolio. Pacific Investment Management Company LLC

PIMCO Total Return Portfolio............. Pacific Investment Management Company LLC

SSgA Growth and Income ETF Portfolio..... SSgA Funds Management, Inc.

SSgA Growth ETF Portfolio................ SSgA Funds Management, Inc.

T. Rowe Price Mid Cap Growth Portfolio... T. Rowe Price Associates, Inc.

----------

/(1)/This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.

/(2)/Effective on or about April 29, 2013, Legg Mason ClearBridge Aggressive
     Growth Portfolio changed its name to ClearBridge Aggressive Growth
     Portfolio.

/(3)/Effective on or about April 29, 2013, ClearBridge Advisors, LLC changed its name to ClearBridge Investments, LLC.

/(4)/Effective on or about April 29, 2013, Met/Franklin Income Portfolio merged with and into Loomis Sayles Global Markets Portfolio.

/(5)/Effective on or about April 29, 2013, Met/Franklin Templeton Founding
     Strategy Portfolio merged with and into MetLife Growth Strategy Portfolio.

/(6)/Effective on or about April 29, 2013, Metropolitan Fund--Oppenheimer
     Global Equity Portfolio merged with and into Met/Templeton Growth Portfolio, OppenheimerFunds, Inc. replaced Templeton Global Advisors Limited as subadviser, and Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.


   For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus and its Statement of Additional Information.

   Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                                   SUBADVISER
---------                                   ----------
American Funds Bond........................    N/A
American Funds Global Small Capitalization.    N/A
American Funds Growth......................    N/A
American Funds Growth-Income...............    N/A

   For more information about the Investment Adviser, see the American Funds Insurance Series prospectus and its Statement of Additional Information.

   You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


   An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


   Additionally, an investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)


   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

   We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Shares classes of the Eligible Funds are listed in the Annual Eligible Fund Operating Expenses table.

   Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments.

                                 THE CONTRACTS

PURCHASE PAYMENTS

   Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

  . When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

  . For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

  . For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

  . We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

  . If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

  . We will not accept purchase payments made with cash, money orders or travelers checks.


   We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, we may refuse any initial or subsequent purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.

   NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).


   If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

   When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TRANSFER PRIVILEGE

   We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

   Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.


   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Baillie Gifford International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30- day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either: (i) in writing with an original signature, or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING

   We will terminate the dollar cost averaging program upon notification of your death.

   If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional purchase payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the subsequent purchase payment, we will allocate the payment to the instructions we have on record. Any purchase payments received after a program has ended will be allocated as described in "THE CONTRACTS--Allocation of Purchase Payments." We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no charge to you for participating in the program and transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.


SURRENDERS--DIVORCE

   A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Contingent Deferred Sales Charge," will reduce the Contract Value and could have a significant negative impact on the death benefit.

OWNERSHIP RIGHTS--ABANDONED PROPERTY REQUIREMENTS

   Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see "Requests and Elections" below).

REQUESTS AND ELECTIONS

   We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.


   Subject to our restrictions on frequent or larger transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:


  . By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

  .  Through your Registered Representative

  . In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594, or

  .  By fax (515) 457-4301.

  . For transfer or reallocation of future purchase payments, by Internet at http://www.metlife.com/new-england financial.

   If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

   We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

   All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone or by fax, which may be subject to certain limitations. We may stop offering telephone or fax transactions at any time in our sole discretion.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

   A recording of daily unit values is available by calling 1-800-333-2501.

   We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

   A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions about a form or request, you should contact us or your sales representative before submitting the form or request.

   All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.



                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

   The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee.

   We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date.

   Please be aware that once your Contract is annuitized, you are ineligible to receive the death benefit.

   If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

   You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

   Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

   Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

   There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

   For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

   You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.

   If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

   The Contract offers the variable annuity payment options listed below.

      Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE FOR DEATH PROCEEDS.

      Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

      Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

      Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

   Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

   You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

----------

*It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

   Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

   A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

   If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

   The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

   See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

   If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

   The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

   We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

   At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of
(i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

   The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

   We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

   When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

   For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

   The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

      1. Plans qualified under Section 401(a) or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code");

      2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

      3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

      4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

      5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

   An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

   For any tax qualified account (e.G. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

   A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

   In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

   Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

   When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

   Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate (15% in 2006) applicable to long-term capital gains and qualifying dividends.

   OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

   NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

   Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.

   The following discussion generally applies to Contracts owned by natural persons.

   WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

   It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

  .  made on or after the taxpayer reaches age 59 1/2;

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled;

  . made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

  . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

   Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

   Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

   In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

   The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

   Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

   Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract. At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

   Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

   Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

   The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.


   Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income will include income from nonqualified annuity contracts (as well as interest, dividends and certain other items).

   The new 3.8% Medicare tax is imposed on the lesser of

      (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

      (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

   "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC (S)(S)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.

   The IRS has issued proposed guidance regarding this income surtax. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.


   PARTIAL ANNUITIZATION. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in your prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

   WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

   FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

   The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

   WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


   INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2013, $5,500 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of
(a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.


   SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2013. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


   ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

   CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

   TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

   Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

   In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

   DEATH BENEFITS. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

   ELIGIBLE SECTION 457(B) PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

   LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

   REQUIRED MINIMUM DISTRIBUTIONS ("RMDS"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

   Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

   The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

   SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For RMDs following the death of the Owner or Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

   OTHER TAX ISSUES. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

   "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective
March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

   COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

   See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

   GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

   PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

   We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

   We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

   Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

   We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

   The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                         DISTRIBUTION OF THE CONTRACTS

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Certain of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Expense Table" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, American Funds Growth Fund, American Funds Growth-Income Fund,

American Funds Global Small Capitalization Fund, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, and the American Funds Growth Allocation Portfolio for the services it provides in marketing the Funds' shares in connection with the Contract.

   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

   With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

   Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

   Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

   Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

   The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

   A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

   Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

   We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                               THE FIXED ACCOUNT

   You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state.

   We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. These limits also do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. SEE the Statement of Additional Information.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

   It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.metlife.com/new-england-financial.

                           ACCUMULATION UNIT VALUES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


   Set forth below are accumulation unit values through December 31, 2012 for each Sub-Account of the New England Variable Annuity Separate Account.



                                                                                     1.35% VARIABLE ACCOUNT CHARGE
                                                                             ---------------------------------------------
                                                                                                              NUMBER OF
                                                                                                             ACCUMULATION
                                                                             ACCUMULATION                       UNITS
                                                                             UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                             BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                             ------------- ---------------- --------------

American Funds(R) Balanced Allocation Sub-Account (Class C)
  04/28/2008 to 12/31/2008..................................................   10.008520       7.014083              0
  01/01/2009 to 12/31/2009..................................................    7.014083       8.949403             24
  01/01/2010 to 12/31/2010..................................................    8.949403       9.903175             24
  01/01/2011 to 12/31/2011..................................................    9.903175       9.562791              8
  01/01/2012 to 12/31/2012..................................................    9.562791      10.710217             13
American Funds(R) Growth Allocation Sub-Account (Class C)
  04/28/2008 to 12/31/2008..................................................    9.998521       6.362008              0
  01/01/2009 to 12/31/2009..................................................    6.362008       8.413264              6
  01/01/2010 to 12/31/2010..................................................    8.413264       9.419662              6
  01/01/2011 to 12/31/2011..................................................    9.419662       8.853752              6
  01/01/2012 to 12/31/2012..................................................    8.853752      10.145787              6
American Funds(R) Moderate Allocation Sub-Account (Class C)
  04/28/2008 to 12/31/2008..................................................   10.018520       7.688026             28
  01/01/2009 to 12/31/2009..................................................    7.688026       9.359536             28
  01/01/2010 to 12/31/2010..................................................    9.359536      10.148870              8
  01/01/2011 to 12/31/2011..................................................   10.148870      10.032209             16
  01/01/2012 to 12/31/2012..................................................   10.032209      10.969741             18
Baillie Gifford International Stock Sub-Account (Class A) (previously Artio
 International Stock Sub-Account (Class A))
  01/01/2003 to 12/31/2003..................................................    0.952605       1.203392         13,909
  01/01/2004 to 12/31/2004..................................................    1.203392       1.403215         11,323
  01/01/2005 to 12/31/2005..................................................    1.403215       1.633696          9,164
  01/01/2006 to 12/31/2006..................................................    1.633696       1.877631          7,482
  01/01/2007 to 12/31/2007..................................................    1.877631       2.043649          5,721
  01/01/2008 to 12/31/2008..................................................    2.043649       1.126487          4,153
  01/01/2009 to 12/31/2009..................................................    1.126487       1.357765          3,487
  01/01/2010 to 12/31/2010..................................................    1.357765       1.436166          2,800
  01/01/2011 to 12/31/2011..................................................    1.436166       1.135377          2,289
  01/01/2012 to 12/31/2012..................................................    1.135377       1.338697          1,977
Barclays Capital Aggregate Bond Index Sub-Account
  01/01/2003 to 12/31/2003..................................................    1.226382       1.250846          2,633
  01/01/2004 to 12/31/2004..................................................    1.250846       1.281466          2,355
  01/01/2005 to 12/31/2005..................................................    1.281466       1.287755          2,032
  01/01/2006 to 12/31/2006..................................................    1.287755       1.318979          1,752
  01/01/2007 to 12/31/2007..................................................    1.318979       1.387871          1,241
  01/01/2008 to 12/31/2008..................................................    1.387871       1.446308            757
  01/01/2009 to 12/31/2009..................................................    1.446308       1.497970            720
  01/01/2010 to 12/31/2010..................................................    1.497970       1.562025            348
  01/01/2011 to 12/31/2011..................................................    1.562025       1.653373            282
  01/01/2012 to 12/31/2012..................................................    1.653373       1.690212            236

                                                        1.35% VARIABLE ACCOUNT CHARGE
                                                ---------------------------------------------
                                                                                 NUMBER OF
                                                                                ACCUMULATION
                                                ACCUMULATION                       UNITS
                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                ------------- ---------------- --------------
BlackRock Aggressive Growth Sub-Account
  05/01/2004 to 12/31/2004.....................   33.837186      37.527489             0
  01/01/2005 to 12/31/2005.....................   37.527489      40.888321             0
  01/01/2006 to 12/31/2006.....................   40.888321      42.950645             1
  01/01/2007 to 12/31/2007.....................   42.950645      50.946160             1
  01/01/2008 to 12/31/2008.....................   50.946160      27.221237             1
  01/01/2009 to 12/31/2009.....................   27.221237      40.032187             1
  01/01/2010 to 12/31/2010.....................   40.032187      45.417642             1
  01/01/2011 to 12/31/2011.....................   45.417642      43.355948             1
  01/01/2012 to 12/31/2012.....................   43.355948      47.344933             0
BlackRock Bond Income Sub-Account
  01/01/2003 to 12/31/2003.....................    4.439035       4.635857         7,849
  01/01/2004 to 12/31/2004.....................    4.635857       4.776225         6,091
  01/01/2005 to 12/31/2005.....................    4.776225       4.826075         4,782
  01/01/2006 to 12/31/2006.....................    4.826075       4.971634         3,953
  01/01/2007 to 12/31/2007.....................    4.971634       5.213355         3,052
  01/01/2008 to 12/31/2008.....................    5.213355       4.966947         2,169
  01/01/2009 to 12/31/2009.....................    4.966947       5.364304         1,716
  01/01/2010 to 12/31/2010.....................    5.364304       5.733619         1,441
  01/01/2011 to 12/31/2011.....................    5.733619       6.028209         1,038
  01/01/2012 to 12/31/2012.....................    6.028209       6.395700           899
BlackRock Diversified Sub-Account
  05/01/2004 to 12/31/2004.....................   35.648033      38.474665             5
  01/01/2005 to 12/31/2005.....................   38.474665      39.030259             2
  01/01/2006 to 12/31/2006.....................   39.030259      42.453752             1
  01/01/2007 to 12/31/2007.....................   42.453752      44.233819             1
  01/01/2008 to 12/31/2008.....................   44.233819      32.744483             1
  01/01/2009 to 12/31/2009.....................   32.744483      37.797645             1
  01/01/2010 to 12/31/2010.....................   37.797645      40.764419             0
  01/01/2011 to 12/31/2011.....................   40.764419      41.662360             0
  01/01/2012 to 12/31/2012.....................   41.662360      46.077383             0
BlackRock Large Cap Core Sub-Account (Class B)
  04/30/2007 to 12/31/2007.....................    7.903839       7.974359            14
  01/01/2008 to 12/31/2008.....................    7.974359       4.932059            13
  01/01/2009 to 12/31/2009.....................    4.932059       5.800016            31
  01/01/2010 to 12/31/2010.....................    5.800016       6.434971            22
  01/01/2011 to 12/31/2011.....................    6.434971       6.365065             5
  01/01/2012 to 12/31/2012.....................    6.365065       7.121518             4
BlackRock Large Cap Core Sub-Account
  01/01/2003 to 12/31/2003.....................    4.746347       6.083176            18
  01/01/2004 to 12/31/2004.....................    6.083176       6.637413            20
  01/01/2005 to 12/31/2005.....................    6.637413       6.765857            13
  01/01/2006 to 12/31/2006.....................    6.765857       7.598828            16
  01/01/2007 to 04/27/2007.....................    7.598828       7.970421             0
BlackRock Large Cap Value Sub-Account
  01/01/2003 to 12/31/2003.....................    0.792674       1.058977           362
  01/01/2004 to 12/31/2004.....................    1.058977       1.183913           529
  01/01/2005 to 12/31/2005.....................    1.183913       1.234553           506
  01/01/2006 to 12/31/2006.....................    1.234553       1.451955           449
  01/01/2007 to 12/31/2007.....................    1.451955       1.479249           254
  01/01/2008 to 12/31/2008.....................    1.479249       0.948016           127
  01/01/2009 to 12/31/2009.....................    0.948016       1.039840           104
  01/01/2010 to 12/31/2010.....................    1.039840       1.118261           103
  01/01/2011 to 12/31/2011.....................    1.118261       1.126767            73
  01/01/2012 to 12/31/2012.....................    1.126767       1.268737            57

                                                                                        1.35% VARIABLE ACCOUNT CHARGE
                                                                                ---------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                                ACCUMULATION
                                                                                ACCUMULATION                       UNITS
                                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                ------------- ---------------- --------------
BlackRock Legacy Large Cap Growth Sub-Account
  01/01/2003 to 12/31/2003.....................................................    1.824580       2.432889         26,070
  01/01/2004 to 12/31/2004.....................................................    2.432889       2.611739         20,867
  01/01/2005 to 12/31/2005.....................................................    2.611739       2.757292         16,284
  01/01/2006 to 12/31/2006.....................................................    2.757292       2.832779         12,406
  01/01/2007 to 12/31/2007.....................................................    2.832779       3.317618          9,342
  01/01/2008 to 12/31/2008.....................................................    3.317618       2.078102          6,871
  01/01/2009 to 12/31/2009.....................................................    2.078102       2.804512          5,743
  01/01/2010 to 12/31/2010.....................................................    2.804512       3.315327          4,619
  01/01/2011 to 12/31/2011.....................................................    3.315327       2.978336          3,848
  01/01/2012 to 12/31/2012.....................................................    2.978336       3.360490          3,297
BlackRock Legacy Large Cap Growth Sub-Account (Class A) (formerly FI Large Cap
 Sub-Account)
  05/01/2006 to 12/31/2006.....................................................   17.174056      17.379668              0
  01/01/2007 to 12/31/2007.....................................................   17.379668      17.783641              0
  01/01/2008 to 12/31/2008.....................................................   17.783641       9.658126              0
  01/01/2009 to 05/01/2009.....................................................    9.658126      10.080816              0
BlackRock Money Market Sub-Account
  01/01/2003 to 12/31/2003.....................................................    2.354852       2.342007          6,242
  01/01/2004 to 12/31/2004.....................................................    2.342007       2.333289          4,416
  01/01/2005 to 12/31/2005.....................................................    2.333289       2.368696          3,441
  01/01/2006 to 12/31/2006.....................................................    2.368696       2.449470          3,565
  01/01/2007 to 12/31/2007.....................................................    2.449470       2.539147          2,881
  01/01/2008 to 12/31/2008.....................................................    2.539147       2.576484          3,471
  01/01/2009 to 12/31/2009.....................................................    2.576484       2.552625          2,071
  01/01/2010 to 12/31/2010.....................................................    2.552625       2.518663          1,614
  01/01/2011 to 12/31/2011.....................................................    2.518663       2.484979            829
  01/01/2012 to 12/31/2012.....................................................    2.484979       2.451474            580
Clarion Global Real Estate Sub-Account
  05/01/2004 to 12/31/2004.....................................................    9.998890      12.837948            124
  01/01/2005 to 12/31/2005.....................................................   12.837948      14.349118             76
  01/01/2006 to 12/31/2006.....................................................   14.349118      19.477708            144
  01/01/2007 to 12/31/2007.....................................................   19.477708      16.331587             81
  01/01/2008 to 12/31/2008.....................................................   16.331587       9.397489             62
  01/01/2009 to 12/31/2009.....................................................    9.397489      12.491898             58
  01/01/2010 to 12/31/2010.....................................................   12.491898      14.309516             45
  01/01/2011 to 12/31/2011.....................................................   14.309516      13.329326             29
  01/01/2012 to 12/31/2012.....................................................   13.329326      16.567278             27
Davis Venture Value Sub-Account
  01/01/2003 to 12/31/2003.....................................................    2.212079       2.856131         32,039
  01/01/2004 to 12/31/2004.....................................................    2.856131       3.166266         26,622
  01/01/2005 to 12/31/2005.....................................................    3.166266       3.445613         21,160
  01/01/2006 to 12/31/2006.....................................................    3.445613       3.895200         16,796
  01/01/2007 to 12/31/2007.....................................................    3.895200       4.018597         12,595
  01/01/2008 to 12/31/2008.....................................................    4.018597       2.404504          8,996
  01/01/2009 to 12/31/2009.....................................................    2.404504       3.131078          7,105
  01/01/2010 to 12/31/2010.....................................................    3.131078       3.459797          5,661
  01/01/2011 to 12/31/2011.....................................................    3.459797       3.275792          4,470
  01/01/2012 to 12/31/2012.....................................................    3.275792       3.647302          3,841

                                                                               1.35% VARIABLE ACCOUNT CHARGE
                                                                       ---------------------------------------------
                                                                                                        NUMBER OF
                                                                                                       ACCUMULATION
                                                                       ACCUMULATION                       UNITS
                                                                       UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                       BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                          PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                       ------------- ---------------- --------------
FI Value Leaders Sub-Account
  01/01/2003 to 12/31/2003............................................    1.906333        2.387056        16,145
  01/01/2004 to 12/31/2004............................................    2.387056        2.678230        13,091
  01/01/2005 to 12/31/2005............................................    2.678230        2.925027        10,163
  01/01/2006 to 12/31/2006............................................    2.925027        3.230226         8,413
  01/01/2007 to 12/31/2007............................................    3.230226        3.320480         6,236
  01/01/2008 to 12/31/2008............................................    3.320480        1.999940         4,115
  01/01/2009 to 12/31/2009............................................    1.999940        2.404152         3,374
  01/01/2010 to 12/31/2010............................................    2.404152        2.717356         2,757
  01/01/2011 to 12/31/2011............................................    2.717356        2.516118         2,199
  01/01/2012 to 12/31/2012............................................    2.516118        2.873558         1,831
Harris Oakmark International Sub-Account
  01/01/2003 to 12/31/2003............................................    0.884317        1.179141           322
  01/01/2004 to 12/31/2004............................................    1.179141        1.403956         1,417
  01/01/2005 to 12/31/2005............................................    1.403956        1.582899         1,626
  01/01/2006 to 12/31/2006............................................    1.582899        2.014401         1,779
  01/01/2007 to 12/31/2007............................................    2.014401        1.967374         1,686
  01/01/2008 to 12/31/2008............................................    1.967374        1.148507         1,110
  01/01/2009 to 12/31/2009............................................    1.148507        1.759340           837
  01/01/2010 to 12/31/2010............................................    1.759340        2.022260           717
  01/01/2011 to 12/31/2011............................................    2.022260        1.713473           505
  01/01/2012 to 12/31/2012............................................    1.713473        2.185192           476
Invesco Small Cap Growth Sub-account
  01/01/2003 to 12/31/2003............................................    0.847816        1.161543           395
  01/01/2004 to 12/31/2004............................................    1.161543        1.219639           334
  01/01/2005 to 12/31/2005............................................    1.219639        1.302794           161
  01/01/2006 to 12/31/2006............................................    1.302794        1.467670           140
  01/01/2007 to 12/31/2007............................................    1.467670        1.608185           127
  01/01/2008 to 12/31/2008............................................    1.608185        0.972100            38
  01/01/2009 to 12/31/2009............................................    0.972100        1.283419            29
  01/01/2010 to 12/31/2010............................................    1.283419        1.597753            20
  01/01/2011 to 12/31/2011............................................    1.597753        1.559329             5
  01/01/2012 to 12/31/2012............................................    1.559329        1.818762            14
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007............................................  147.677871      181.223032             1
  01/01/2008 to 12/31/2008............................................  181.223032      103.701265             2
  01/01/2009 to 12/31/2009............................................  103.701265      146.155544             2
  01/01/2010 to 12/31/2010............................................  146.155544      157.746823             2
  01/01/2011 to 12/31/2011............................................  157.746823      143.892918             2
  01/01/2012 to 12/31/2012............................................  143.892918      173.915384             2
Jennison Growth Sub-Account (formerly Met/Putnam Voyager Sub-Account)
  01/01/2003 to 12/31/2003............................................    0.346263        0.430125         1,673
  01/01/2004 to 12/31/2004............................................    0.430125        0.445480         1,294
  01/01/2005 to 04/30/2005............................................    0.445480        0.410028         1,066
Jennison Growth Sub-Account (Class A)
  05/01/2005 to 12/31/2005............................................    0.411193        0.495120           820
  01/01/2006 to 12/31/2006............................................    0.495120        0.501963           828
  01/01/2007 to 12/31/2007............................................    0.501963        0.553005           736
  01/01/2008 to 12/31/2008............................................    0.553005        0.346832           519
  01/01/2009 to 12/31/2009............................................    0.346832        0.479017           384
  01/01/2010 to 12/31/2010............................................    0.479017        0.527548           373
  01/01/2011 to 12/31/2011............................................    0.527548        0.523164           331
  01/01/2012 to 12/31/2012............................................    0.523164        0.597583           408

                                                                                       1.35% VARIABLE ACCOUNT CHARGE
                                                                               ---------------------------------------------
                                                                                                                NUMBER OF
                                                                                                               ACCUMULATION
                                                                               ACCUMULATION                       UNITS
                                                                               UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                               BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                  PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                               ------------- ---------------- --------------
Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital
 Appreciation Sub-Account)
  05/01/2005 to 12/31/2005....................................................    7.964216       8.650849              1
  01/01/2006 to 12/31/2006....................................................    8.650849       9.185190             13
  01/01/2007 to 12/31/2007....................................................    9.185190      10.356153             16
  01/01/2008 to 12/31/2008....................................................   10.356153       5.523222             13
  01/01/2009 to 12/31/2009....................................................    5.523222       7.830580             21
  01/01/2010 to 12/31/2010....................................................    7.830580       8.451565             16
  01/01/2011 to 12/31/2011....................................................    8.451565       8.223342              8
  01/01/2012 to 04/27/2012....................................................    8.223342       9.252734              0
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A)
  05/02/2011 to 12/31/2011....................................................    0.860176       0.781458            516
  01/01/2012 to 12/31/2012....................................................    0.781458       0.915968            419
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A) (previously
 Legg Mason Value Equity Sub-Account (Class A))
  05/01/2006 to 12/31/2006....................................................    0.954761       1.025283          2,145
  01/01/2007 to 12/31/2007....................................................    1.025283       0.953585          1,514
  01/01/2008 to 12/31/2008....................................................    0.953585       0.428705          1,048
  01/01/2009 to 12/31/2009....................................................    0.428705       0.582779            903
  01/01/2010 to 12/31/2010....................................................    0.582779       0.620100            780
  01/01/2011 to 04/29/2011....................................................    0.620100       0.659650              0
Legg Mason ClearBridge Aggressive Growth Sub-Account (Class A) (formerly Legg
 Mason Partners Aggressive Growth Sub-Account (Class B) (formerly Legg
 Mason Aggressive Growth Sub-Account which was fomerly Janus Aggressive
 Growth Sub-Account, and before that, Janus Growth Sub-Account))
  01/01/2003 to 12/31/2003....................................................    0.528917       0.677855            480
  01/01/2004 to 12/31/2004....................................................    0.677855       0.725187            298
  01/01/2005 to 12/31/2005....................................................    0.725187       0.812625            408
  01/01/2006 to 12/31/2006....................................................    0.812625       0.787821            336
  01/01/2007 to 12/31/2007....................................................    0.787821       0.794818            311
  01/01/2008 to 12/31/2008....................................................    0.794818       0.477910            155
  01/01/2009 to 12/31/2009....................................................    0.477910       0.626916             75
  01/01/2010 to 12/31/2010....................................................    0.626916       0.765639             63
  01/01/2011 to 04/29/2011....................................................    0.765639       0.860271              0
Legg Mason Value Equity Sub-Account (formerly MFS(R) Investors Trust Sub-
 Account and, before that, MFS(R) Research Managers Sub-Account)
  01/01/2003 to 12/31/2003....................................................    0.658956       0.806814          3,018
  01/01/2004 to 04/30/2004....................................................    0.806814       0.822299          2,883
Legg Mason Value Equity Sub-Account (formerly MFS(R) Investors Trust Sub-
 Account)
  01/01/2003 to 12/31/2003....................................................    0.655545       0.788060          1,763
  01/01/2004 to 12/31/2004....................................................    0.788060       0.865864          3,733
  01/01/2005 to 12/31/2005....................................................    0.865864       0.916386          3,102
  01/01/2006 to 04/30/2006....................................................    0.916386       0.959644              0
Loomis Sayles Small Cap Core Sub-Account
  01/01/2003 to 12/31/2003....................................................    1.764311       2.375446         16,319
  01/01/2004 to 12/31/2004....................................................    2.375446       2.727533         13,564
  01/01/2005 to 12/31/2005....................................................    2.727533       2.877461         10,924
  01/01/2006 to 12/31/2006....................................................    2.877461       3.312505          8,574
  01/01/2007 to 12/31/2007....................................................    3.312505       3.656787          6,598
  01/01/2008 to 12/31/2008....................................................    3.656787       2.312600          4,838
  01/01/2009 to 12/31/2009....................................................    2.312600       2.971739          3,935
  01/01/2010 to 12/31/2010....................................................    2.971739       3.738969          3,136
  01/01/2011 to 12/31/2011....................................................    3.738969       3.710745          2,558
  01/01/2012 to 12/31/2012....................................................    3.710745       4.193525          2,159

                                                                                    1.35% VARIABLE ACCOUNT CHARGE
                                                                            ---------------------------------------------
                                                                                                             NUMBER OF
                                                                                                            ACCUMULATION
                                                                            ACCUMULATION                       UNITS
                                                                            UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                            BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                               PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                            ------------- ---------------- --------------
Loomis Sayles Small Cap Growth Sub-Account
  01/01/2003 to 12/31/2003.................................................    0.624736       0.891284          1,340
  01/01/2004 to 12/31/2004.................................................    0.891284       0.977320          1,278
  01/01/2005 to 12/31/2005.................................................    0.977320       1.006592            806
  01/01/2006 to 12/31/2006.................................................    1.006592       1.089662            620
  01/01/2007 to 12/31/2007.................................................    1.089662       1.121357            371
  01/01/2008 to 12/31/2008.................................................    1.121357       0.649277            282
  01/01/2009 to 12/31/2009.................................................    0.649277       0.830666            237
  01/01/2010 to 12/31/2010.................................................    0.830666       1.076434            159
  01/01/2011 to 12/31/2011.................................................    1.076434       1.091184            164
  01/01/2012 to 12/31/2012.................................................    1.091184       1.193750            147
Lord Abbett Bond Debenture Sub-Account
  01/01/2003 to 12/31/2003.................................................    1.348509       1.585323          1,265
  01/01/2004 to 12/31/2004.................................................    1.585323       1.691738          1,162
  01/01/2005 to 12/31/2005.................................................    1.691738       1.694040            986
  01/01/2006 to 12/31/2006.................................................    1.694040       1.824279            876
  01/01/2007 to 12/31/2007.................................................    1.824279       1.917566            661
  01/01/2008 to 12/31/2008.................................................    1.917566       1.539848            489
  01/01/2009 to 12/31/2009.................................................    1.539848       2.077856            406
  01/01/2010 to 12/31/2010.................................................    2.077856       2.315798            327
  01/01/2011 to 12/31/2011.................................................    2.315798       2.386691            274
  01/01/2012 to 12/31/2012.................................................    2.386691       2.659369            249
Lord Abbett Mid Cap Value Sub-Account
  04/30/2012 to 12/31/2012.................................................    2.549695       2.621960            195
Lord Abbett Mid Cap Value Sub-Account (previously Neuberger Berman Mid Cap
 Value Sub-Account)
  01/01/2003 to 12/31/2003.................................................    1.335950       1.794695            823
  01/01/2004 to 12/31/2004.................................................    1.794695       2.171797          1,209
  01/01/2005 to 12/31/2005.................................................    2.171797       2.398337          1,532
  01/01/2006 to 12/31/2006.................................................    2.398337       2.631226          1,221
  01/01/2007 to 12/31/2007.................................................    2.631226       2.678582            865
  01/01/2008 to 12/31/2008.................................................    2.678582       1.387940            706
  01/01/2009 to 12/31/2009.................................................    1.387940       2.023069            584
  01/01/2010 to 12/31/2010.................................................    2.023069       2.515893            351
  01/01/2011 to 12/31/2011.................................................    2.515893       2.316558            253
  01/01/2012 to 04/27/2012.................................................    2.316558       2.562188              0
Met/Artisan Mid Cap Value Sub-Account
  01/01/2003 to 12/31/2003.................................................    2.403843       3.146117         13,696
  01/01/2004 to 12/31/2004.................................................    3.146117       3.412124         11,273
  01/01/2005 to 12/31/2005.................................................    3.412124       3.702507          8,748
  01/01/2006 to 12/31/2006.................................................    3.702507       4.107923          6,778
  01/01/2007 to 12/31/2007.................................................    4.107923       3.775411          5,047
  01/01/2008 to 12/31/2008.................................................    3.775411       2.011046          3,461
  01/01/2009 to 12/31/2009.................................................    2.011046       2.808727          2,728
  01/01/2010 to 12/31/2010.................................................    2.808727       3.187943          2,098
  01/01/2011 to 12/31/2011.................................................    3.187943       3.357827          1,677
  01/01/2012 to 12/31/2012.................................................    3.357827       3.705570          1,414
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008.................................................    9.998521       7.989129              0
  01/01/2009 to 12/31/2009.................................................    7.989129      10.075432              2
  01/01/2010 to 12/31/2010.................................................   10.075432      11.115352              4
  01/01/2011 to 12/31/2011.................................................   11.115352      11.200656              9
  01/01/2012 to 12/31/2012.................................................   11.200656      12.430131              5

                                                                        1.35% VARIABLE ACCOUNT CHARGE
                                                                ---------------------------------------------
                                                                                                 NUMBER OF
                                                                                                ACCUMULATION
                                                                ACCUMULATION                       UNITS
                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                ------------- ---------------- --------------
Met/Franklin Low Duration Total Return Sub-Account
  05/02/2011 to 12/31/2011.....................................   9.988151        9.770311             0
  01/01/2012 to 12/31/2012.....................................   9.770311       10.062522             1
Met/Franklin Mutual Shares Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998521        6.602417             0
  01/01/2009 to 12/31/2009.....................................   6.602417        8.134815             0
  01/01/2010 to 12/31/2010.....................................   8.134815        8.910472             0
  01/01/2011 to 12/31/2011.....................................   8.910472        8.743155             0
  01/01/2012 to 12/31/2012.....................................   8.743155        9.825638             0
Met/Franklin Templeton Founding Strategy Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998521        7.036062             0
  01/01/2009 to 12/31/2009.....................................   7.036062        8.923673             2
  01/01/2010 to 12/31/2010.....................................   8.923673        9.688484             2
  01/01/2011 to 12/31/2011.....................................   9.688484        9.390555             0
  01/01/2012 to 12/31/2012.....................................   9.390555       10.757716             1
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008.....................................   9.998521        6.571545             1
  01/01/2009 to 12/31/2009.....................................   6.571545        8.598370             4
  01/01/2010 to 12/31/2010.....................................   8.598370        9.132809             4
  01/01/2011 to 12/31/2011.....................................   9.132809        8.389136             0
  01/01/2012 to 12/31/2012.....................................   8.389136       10.114581             0
MetLife Mid Cap Stock Index Sub-Account
  01/01/2003 to 12/31/2003.....................................   0.863156        1.145805           925
  01/01/2004 to 12/31/2004.....................................   1.145805        1.308103         1,018
  01/01/2005 to 12/31/2005.....................................   1.308103        1.445754         1,012
  01/01/2006 to 12/31/2006.....................................   1.445754        1.566577           598
  01/01/2007 to 12/31/2007.....................................   1.566577        1.661625           502
  01/01/2008 to 12/31/2008.....................................   1.661625        1.042930           366
  01/01/2009 to 12/31/2009.....................................   1.042930        1.407348           258
  01/01/2010 to 12/31/2010.....................................   1.407348        1.749425           213
  01/01/2011 to 12/31/2011.....................................   1.749425        1.688259           159
  01/01/2012 to 12/31/2012.....................................   1.688259        1.954128           142
MetLife Stock Index Sub-Account
  01/01/2003 to 12/31/2003.....................................   2.696977        3.402464           845
  01/01/2004 to 12/31/2004.....................................   3.402464        3.701757           723
  01/01/2005 to 12/31/2005.....................................   3.701757        3.812071           643
  01/01/2006 to 12/31/2006.....................................   3.812071        4.332252           466
  01/01/2007 to 12/31/2007.....................................   4.332252        4.486461           355
  01/01/2008 to 12/31/2008.....................................   4.486461        2.776952           212
  01/01/2009 to 12/31/2009.....................................   2.776952        3.449865           180
  01/01/2010 to 12/31/2010.....................................   3.449865        3.896822           166
  01/01/2011 to 12/31/2011.....................................   3.896822        3.907545           142
  01/01/2012 to 12/31/2012.....................................   3.907545        4.449638           116
MFS(R) Research International Sub-Account
  01/01/2003 to 12/31/2003.....................................   0.738048        0.961525           518
  01/01/2004 to 12/31/2004.....................................   0.961525        1.134143           840
  01/01/2005 to 12/31/2005.....................................   1.134143        1.302739           992
  01/01/2006 to 12/31/2006.....................................   1.302739        1.626745           978
  01/01/2007 to 12/31/2007.....................................   1.626745        1.818114           695
  01/01/2008 to 12/31/2008.....................................   1.818114        1.033771           546
  01/01/2009 to 12/31/2009.....................................   1.033771        1.341854           344
  01/01/2010 to 12/31/2010.....................................   1.341854        1.474851           271
  01/01/2011 to 12/31/2011.....................................   1.474851        1.299209           198
  01/01/2012 to 12/31/2012.....................................   1.299209        1.495845           181

                                                                                        1.35% VARIABLE ACCOUNT CHARGE
                                                                                ---------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                                ACCUMULATION
                                                                                ACCUMULATION                       UNITS
                                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                ------------- ---------------- --------------
MFS(R) Total Return Sub-Account (formerly Balance Sub-Account)
  01/01/2003 to 12/31/2003.....................................................    1.272895       1.503906         18,686
  01/01/2004 to 04/30/2004.....................................................    1.503906       1.491745         17,780
MFS(R) Total Return Sub-Account (Class E)
  05/01/2004 to 12/31/2004.....................................................   38.119840      41.490362            830
  01/01/2005 to 12/31/2005.....................................................   41.490362      42.144039            467
  01/01/2006 to 12/31/2006.....................................................   42.144039      46.585191            379
  01/01/2007 to 12/31/2007.....................................................   46.585191      47.897748            306
  01/01/2008 to 12/31/2008.....................................................   47.897748      36.731880            215
  01/01/2009 to 12/31/2009.....................................................   36.731880      42.914039            177
  01/01/2010 to 12/31/2010.....................................................   42.914039      46.538129            147
  01/01/2011 to 12/31/2011.....................................................   46.538129      46.950508            126
  01/01/2012 to 12/31/2012.....................................................   46.950508      51.606905            107
MFS(R) Value Sub-Account (Class E)
  01/01/2003 to 12/31/2003.....................................................    0.973174       1.203425          1,137
  01/01/2004 to 12/31/2004.....................................................    1.203425       1.321295          1,194
  01/01/2005 to 12/31/2005.....................................................    1.321295       1.283517          1,083
  01/01/2006 to 12/31/2006.....................................................    1.283517       1.493445            540
  01/01/2007 to 12/31/2007.....................................................    1.493445       1.415429            365
  01/01/2008 to 12/31/2008.....................................................    1.415429       0.927051            181
  01/01/2009 to 12/31/2009.....................................................    0.927051       1.103678            209
  01/01/2010 to 12/31/2010.....................................................    1.103678       1.211421            156
  01/01/2011 to 12/31/2011.....................................................    1.211421       1.204841            135
  01/01/2012 to 12/31/2012.....................................................    1.204841       1.383459            131
MLA Mid Cap Sub-Account
  01/01/2003 to 12/31/2003.....................................................    0.967182       1.203979            321
  01/01/2004 to 12/31/2004.....................................................    1.203979       1.358861            400
  01/01/2005 to 12/31/2005.....................................................    1.358861       1.448732            294
  01/01/2006 to 12/31/2006.....................................................    1.448732       1.639116            241
  01/01/2007 to 12/31/2007.....................................................    1.639116       1.573190            222
  01/01/2008 to 12/31/2008.....................................................    1.573190       0.957591             95
  01/01/2009 to 12/31/2009.....................................................    0.957591       1.292055             73
  01/01/2010 to 12/31/2010.....................................................    1.292055       1.566132             66
  01/01/2011 to 12/31/2011.....................................................    1.566132       1.463649             59
  01/01/2012 to 12/31/2012.....................................................    1.463649       1.520243             53
MSCI EAFE(R) Index Sub-Account
  01/01/2003 to 12/31/2003.....................................................    0.700428       0.948112            931
  01/01/2004 to 12/31/2004.....................................................    0.948112       1.115629          1,104
  01/01/2005 to 12/31/2005.....................................................    1.115629       1.243057            930
  01/01/2006 to 12/31/2006.....................................................    1.243057       1.538514          1,346
  01/01/2007 to 12/31/2007.....................................................    1.538514       1.677449            871
  01/01/2008 to 12/31/2008.....................................................    1.677449       0.956529            297
  01/01/2009 to 12/31/2009.....................................................    0.956529       1.210659            238
  01/01/2010 to 12/31/2010.....................................................    1.210659       1.288947            203
  01/01/2011 to 12/31/2011.....................................................    1.288947       1.110837            117
  01/01/2012 to 12/31/2012.....................................................    1.110837       1.293389            100
Morgan Stanley Mid Cap Growth Sub-Account
  05/03/2010 to 12/31/2010.....................................................    1.295933       1.505614            159
  01/01/2011 to 12/31/2011.....................................................    1.505614       1.382641            117
  01/01/2012 to 12/31/2012.....................................................    1.382641       1.490612            110
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
 Sub-Account)
  01/01/2003 to 12/31/2003.....................................................    0.810636       1.136382            222
  01/01/2004 to 04/30/2004.....................................................    1.136382       1.126280            288

                                                                                        1.35% VARIABLE ACCOUNT CHARGE
                                                                                ---------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                                ACCUMULATION
                                                                                ACCUMULATION                       UNITS
                                                                                UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                   PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                ------------- ---------------- --------------
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
 Sub-Account and before that Janus Mid Cap Sub-Account))
  01/01/2003 to 12/31/2003.....................................................    1.084732       1.437015           337
  01/01/2004 to 12/31/2004.....................................................    1.437015       1.656255           581
  01/01/2005 to 12/31/2005.....................................................    1.656255       1.742990           401
  01/01/2006 to 12/31/2006.....................................................    1.742990       1.918448           298
  01/01/2007 to 12/31/2007.....................................................    1.918448       2.046087           250
  01/01/2008 to 12/31/2008.....................................................    2.046087       0.899628           183
  01/01/2009 to 12/31/2009.....................................................    0.899628       1.185187           181
  01/01/2010 to 04/30/2010.....................................................    1.185187       1.282944             0
Neuberger Berman Genesis Sub-account
  01/01/2003 to 12/31/2003.....................................................    1.087462       1.610821         6,085
  01/01/2004 to 12/31/2004.....................................................    1.610821       1.832998         5,774
  01/01/2005 to 12/31/2005.....................................................    1.832998       1.883604         4,282
  01/01/2006 to 12/31/2006.....................................................    1.883604       2.169313         2,938
  01/01/2007 to 12/31/2007.....................................................    2.169313       2.066181         2,053
  01/01/2008 to 12/31/2008.....................................................    2.066181       1.255554         1,372
  01/01/2009 to 12/31/2009.....................................................    1.255554       1.401636         1,011
  01/01/2010 to 12/31/2010.....................................................    1.401636       1.681238           682
  01/01/2011 to 12/31/2011.....................................................    1.681238       1.754969           524
  01/01/2012 to 12/31/2012.....................................................    1.754969       1.904907           398
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004.....................................................   12.798623      14.768490             1
  01/01/2005 to 12/31/2005.....................................................   14.768490      16.899352             7
  01/01/2006 to 12/31/2006.....................................................   16.899352      19.399664            17
  01/01/2007 to 12/31/2007.....................................................   19.399664      20.336532            24
  01/01/2008 to 12/31/2008.....................................................   20.336532      11.925807            16
  01/01/2009 to 12/31/2009.....................................................   11.925807      16.448883            16
  01/01/2010 to 12/31/2010.....................................................   16.448883      18.813115            13
  01/01/2011 to 12/31/2011.....................................................   18.813115      17.001195            13
  01/01/2012 to 12/31/2012.....................................................   17.001195      20.323634            11
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006.....................................................   11.011996      11.123317             1
  01/01/2007 to 12/31/2007.....................................................   11.123317      12.158272             1
  01/01/2008 to 12/31/2008.....................................................   12.158272      11.168440            48
  01/01/2009 to 12/31/2009.....................................................   11.168440      13.007420            49
  01/01/2010 to 12/31/2010.....................................................   13.007420      13.829007            43
  01/01/2011 to 12/31/2011.....................................................   13.829007      15.164120            54
  01/01/2012 to 12/31/2012.....................................................   15.164120      16.325806            51
PIMCO Total Return Sub-Account
  01/01/2003 to 12/31/2003.....................................................    1.136808       1.169859         7,285
  01/01/2004 to 12/31/2004.....................................................    1.169859       1.211615         6,170
  01/01/2005 to 12/31/2005.....................................................    1.211615       1.222281         4,692
  01/01/2006 to 12/31/2006.....................................................    1.222281       1.260416         3,957
  01/01/2007 to 12/31/2007.....................................................    1.260416       1.337485         2,999
  01/01/2008 to 12/31/2008.....................................................    1.337485       1.324909         2,470
  01/01/2009 to 12/31/2009.....................................................    1.324909       1.542806         2,274
  01/01/2010 to 12/31/2010.....................................................    1.542806       1.646486         1,866
  01/01/2011 to 12/31/2011.....................................................    1.646486       1.675954         1,601
  01/01/2012 to 12/31/2012.....................................................    1.675954       1.806648         1,516

                                                    1.35% VARIABLE ACCOUNT CHARGE
                                            ---------------------------------------------
                                                                             NUMBER OF
                                                                            ACCUMULATION
                                            ACCUMULATION                       UNITS
                                            UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                            BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                               PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                            ------------- ---------------- --------------
RCM Technology Sub-Account
  01/01/2003 to 12/31/2003.................   0.296337        0.460681         1,379
  01/01/2004 to 12/31/2004.................   0.460681        0.434889           741
  01/01/2005 to 12/31/2005.................   0.434889        0.476338           525
  01/01/2006 to 12/31/2006.................   0.476338        0.495094           330
  01/01/2007 to 12/31/2007.................   0.495094        0.642392           334
  01/01/2008 to 12/31/2008.................   0.642392        0.352036           219
  01/01/2009 to 12/31/2009.................   0.352036        0.552146           151
  01/01/2010 to 12/31/2010.................   0.552146        0.695587           241
  01/01/2011 to 12/31/2011.................   0.695587        0.618370           173
  01/01/2012 to 12/31/2012.................   0.618370        0.683961           155
Russell 2000(R) Index Sub-Account
  01/01/2003 to 12/31/2003.................   0.929122        1.335704         1,243
  01/01/2004 to 12/31/2004.................   1.335704        1.547069         1,268
  01/01/2005 to 12/31/2005.................   1.547069        1.592021         1,161
  01/01/2006 to 12/31/2006.................   1.592021        1.846872           863
  01/01/2007 to 12/31/2007.................   1.846872        1.790916           439
  01/01/2008 to 12/31/2008.................   1.790916        1.171912           300
  01/01/2009 to 12/31/2009.................   1.171912        1.452886           211
  01/01/2010 to 12/31/2010.................   1.452886        1.814392           175
  01/01/2011 to 12/31/2011.................   1.814392        1.713368           140
  01/01/2012 to 12/31/2012.................   1.713368        1.961596            86
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004.................   1.119764        1.213800           379
  01/01/2005 to 12/31/2005.................   1.213800        1.273345           690
  01/01/2006 to 12/31/2006.................   1.273345        1.418156           357
  01/01/2007 to 12/31/2007.................   1.418156        1.527073           352
  01/01/2008 to 12/31/2008.................   1.527073        0.873753           412
  01/01/2009 to 12/31/2009.................   0.873753        1.233030           407
  01/01/2010 to 12/31/2010.................   1.233030        1.420190           350
  01/01/2011 to 12/31/2011.................   1.420190        1.382477           293
  01/01/2012 to 12/31/2012.................   1.382477        1.618537           276
T. Rowe Price Mid Cap Growth Sub-Account
  01/01/2003 to 12/31/2003.................   0.455019        0.613403         2,378
  01/01/2004 to 12/31/2004.................   0.613403        0.713018         3,130
  01/01/2005 to 12/31/2005.................   0.713018        0.806381         2,310
  01/01/2006 to 12/31/2006.................   0.806381        0.844638         3,167
  01/01/2007 to 12/31/2007.................   0.844638        0.980220         2,209
  01/01/2008 to 12/31/2008.................   0.980220        0.582646         1,241
  01/01/2009 to 12/31/2009.................   0.582646        0.836223           901
  01/01/2010 to 12/31/2010.................   0.836223        1.053407           688
  01/01/2011 to 12/31/2011.................   1.053407        1.022186           590
  01/01/2012 to 12/31/2012.................   1.022186        1.146390           554
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004.................   1.242603        1.325197            28
  01/01/2005 to 12/31/2005.................   1.325197        1.447557            90
  01/01/2006 to 12/31/2006.................   1.447557        1.480039           178
  01/01/2007 to 12/31/2007.................   1.480039        1.599275           130
  01/01/2008 to 12/31/2008.................   1.599275        1.004753            88
  01/01/2009 to 12/31/2009.................   1.004753        1.374260            82
  01/01/2010 to 12/31/2010.................   1.374260        1.825815            97
  01/01/2011 to 12/31/2011.................   1.825815        1.827451            89
  01/01/2012 to 12/31/2012.................   1.827451        2.089630            97

                                                                           1.35% VARIABLE ACCOUNT CHARGE
                                                                   ---------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   ACCUMULATION
                                                                   ACCUMULATION                       UNITS
                                                                   UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                   BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                      PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                   ------------- ---------------- --------------
Western Asset Management Strategic Bond Opportunities Sub-Account
  01/01/2003 to 12/31/2003........................................    1.740077       1.933430         16,461
  01/01/2004 to 12/31/2004........................................    1.933430       2.033569         13,608
  01/01/2005 to 12/31/2005........................................    2.033569       2.063218         10,925
  01/01/2006 to 12/31/2006........................................    2.063218       2.138547          8,683
  01/01/2007 to 12/31/2007........................................    2.138547       2.194786          6,608
  01/01/2008 to 12/31/2008........................................    2.194786       1.840216          4,403
  01/01/2009 to 12/31/2009........................................    1.840216       2.400522          3,530
  01/01/2010 to 12/31/2010........................................    2.400522       2.669730          2,815
  01/01/2011 to 12/31/2011........................................    2.669730       2.795757          2,266
  01/01/2012 to 12/31/2012........................................    2.795757       3.075143          1,965
Western Asset Management U.S. Government Sub-Account
  01/01/2003 to 12/31/2003........................................    1.592943       1.597944         10,010
  01/01/2004 to 12/31/2004........................................    1.597944       1.623851          7,583
  01/01/2005 to 12/31/2005........................................    1.623851       1.629753          5,834
  01/01/2006 to 12/31/2006........................................    1.629753       1.674873          4,314
  01/01/2007 to 12/31/2007........................................    1.674873       1.724243          3,410
  01/01/2008 to 12/31/2008........................................    1.724243       1.694937          2,337
  01/01/2009 to 12/31/2009........................................    1.694937       1.744654          2,037
  01/01/2010 to 12/31/2010........................................    1.744654       1.821281          1,571
  01/01/2011 to 12/31/2011........................................    1.821281       1.895913          1,370
  01/01/2012 to 12/31/2012........................................    1.895913       1.933390          1,240
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005........................................    9.998890      10.303196              0
  01/01/2006 to 12/31/2006........................................   10.303196      10.865903              0
  01/01/2007 to 12/31/2007........................................   10.865903      11.316619             10
  01/01/2008 to 12/31/2008........................................   11.316619       9.558154              5
  01/01/2009 to 12/31/2009........................................    9.558154      11.365529             14
  01/01/2010 to 12/31/2010........................................   11.365529      12.340288             26
  01/01/2011 to 12/31/2011........................................   12.340288      12.571143             26
  01/01/2012 to 12/31/2012........................................   12.571143      13.540123             19
MetLife Conservative to Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005........................................    9.998890      10.521194              3
  01/01/2006 to 12/31/2006........................................   10.521194      11.358570             22
  01/01/2007 to 12/31/2007........................................   11.358570      11.744566             20
  01/01/2008 to 12/31/2008........................................   11.744566       9.084384             10
  01/01/2009 to 12/31/2009........................................    9.084384      11.084639             18
  01/01/2010 to 12/31/2010........................................   11.084639      12.196578             23
  01/01/2011 to 12/31/2011........................................   12.196578      12.159587             21
  01/01/2012 to 12/31/2012........................................   12.159587      13.370615             20
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005........................................    9.998890      10.752070             33
  01/01/2006 to 12/31/2006........................................   10.752070      11.864211             50
  01/01/2007 to 12/31/2007........................................   11.864211      12.212966            191
  01/01/2008 to 12/31/2008........................................   12.212966       8.598781             92
  01/01/2009 to 12/31/2009........................................    8.598781      10.734178             55
  01/01/2010 to 12/31/2010........................................   10.734178      11.985154             75
  01/01/2011 to 12/31/2011........................................   11.985154      11.662905             66
  01/01/2012 to 12/31/2012........................................   11.662905      13.029216             56

                                                                                           1.35% VARIABLE ACCOUNT CHARGE
                                                                                   ---------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                   ACCUMULATION
                                                                                   ACCUMULATION                       UNITS
                                                                                   UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                   BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                      PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                   ------------- ---------------- --------------
MetLife Moderate to Aggressive Allocation Sub-Account
  05/01/2005 to 12/31/2005........................................................    9.998890      10.978002           23
  01/01/2006 to 12/31/2006........................................................   10.978002      12.370963            6
  01/01/2007 to 12/31/2007........................................................   12.370963      12.674050           14
  01/01/2008 to 12/31/2008........................................................   12.674050       8.112797           36
  01/01/2009 to 12/31/2009........................................................    8.112797      10.332691           51
  01/01/2010 to 12/31/2010........................................................   10.332691      11.692655           76
  01/01/2011 to 12/31/2011........................................................   11.692655      11.101034           68
  01/01/2012 to 12/31/2012........................................................   11.101034      12.636476           57
MetLife Aggressive Strategy Sub-Account
  05/02/2011 to 12/31/2011........................................................   12.197355      10.449544            5
  01/01/2012 to 12/31/2012........................................................   10.449544      12.034607            5
MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
 Sub-Account)
  05/01/2005 to 12/31/2005........................................................    9.998890      11.154317            0
  01/01/2006 to 12/31/2006........................................................   11.154317      12.728431            5
  01/01/2007 to 12/31/2007........................................................   12.728431      12.967316            6
  01/01/2008 to 12/31/2008........................................................   12.967316       7.618288            2
  01/01/2009 to 12/31/2009........................................................    7.618288       9.882922            7
  01/01/2010 to 12/31/2010........................................................    9.882922      11.280368            7
  01/01/2011 to 04/29/2011........................................................   11.280368      12.233901            0
SSgA Growth ETF Sub-Account
  05/01/2006 to 12/31/2006........................................................   10.707472      11.422896            0
  01/01/2007 to 12/31/2007........................................................   11.422896      11.902093            0
  01/01/2008 to 12/31/2008........................................................   11.902093       7.870891            0
  01/01/2009 to 12/31/2009........................................................    7.870891      10.024997            4
  01/01/2010 to 12/31/2010........................................................   10.024997      11.290529           12
  01/01/2011 to 12/31/2011........................................................   11.290529      10.902269            9
  01/01/2012 to 12/31/2012........................................................   10.902269      12.372127           10
SSgA Growth and Income ETF Sub-Account
  05/01/2006 to 12/31/2006........................................................   10.516543      11.167932            0
  01/01/2007 to 12/31/2007........................................................   11.167932      11.612201            0
  01/01/2008 to 12/31/2008........................................................   11.612201       8.585165            0
  01/01/2009 to 12/31/2009........................................................    8.585165      10.578000           37
  01/01/2010 to 12/31/2010........................................................   10.578000      11.713478           37
  01/01/2011 to 12/31/2011........................................................   11.713478      11.679350           37
  01/01/2012 to 12/31/2012........................................................   11.679350      13.001985           51

                                                                                           1.60% VARIABLE ACCOUNT CHARGE
                                                                                   ---------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                   ACCUMULATION
                                                                                   ACCUMULATION                       UNITS
                                                                                   UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                                                   BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                                                      PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                                                   ------------- ---------------- --------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006........................................................   14.560847      15.263925            4
  01/01/2007 to 12/31/2007........................................................   15.263925      15.520310           37
  01/01/2008 to 12/31/2008........................................................   15.520310      13.845478           33
  01/01/2009 to 12/31/2009........................................................   13.845478      15.343360           38
  01/01/2010 to 12/31/2010........................................................   15.343360      16.072959           25
  01/01/2011 to 12/31/2011........................................................   16.072959      16.783999           19
  01/01/2012 to 12/31/2012........................................................   16.783999      17.403721           18

                                                                1.60% VARIABLE ACCOUNT CHARGE
                                                        ---------------------------------------------
                                                                                         NUMBER OF
                                                                                        ACCUMULATION
                                                        ACCUMULATION                       UNITS
                                                        UNIT VALUE AT   ACCUMULATION   OUTSTANDING AT
                                                        BEGINNING OF   UNIT VALUE AT   END OF PERIOD
                                                           PERIOD     ENDING OF PERIOD (IN THOUSANDS)
                                                        ------------- ---------------- --------------
American Funds Global Small Capitalization Sub-Account
  01/01/2003 to 12/31/2003.............................    1.071466       1.618923           767
  01/01/2004 to 12/31/2004.............................    1.618923       1.925838           864
  01/01/2005 to 12/31/2005.............................    1.925838       2.375872           908
  01/01/2006 to 12/31/2006.............................    2.375872       2.900704         1,389
  01/01/2007 to 12/31/2007.............................    2.900704       3.466071         1,153
  01/01/2008 to 12/31/2008.............................    3.466071       1.585284           620
  01/01/2009 to 12/31/2009.............................    1.585284       2.516436           538
  01/01/2010 to 12/31/2010.............................    2.516436       3.031619           430
  01/01/2011 to 12/31/2011.............................    3.031619       2.412378           321
  01/01/2012 to 12/31/2012.............................    2.412378       2.805424           246
American Funds Growth-Income Sub-Account
  01/01/2003 to 12/31/2003.............................    6.621684       8.629786         1,100
  01/01/2004 to 12/31/2004.............................    8.629786       9.373505         1,145
  01/01/2005 to 12/31/2005.............................    9.373505       9.763169           953
  01/01/2006 to 12/31/2006.............................    9.763169      11.069431           767
  01/01/2007 to 12/31/2007.............................   11.069431      11.442093           647
  01/01/2008 to 12/31/2008.............................   11.442093       6.998060           462
  01/01/2009 to 12/31/2009.............................    6.998060       9.038552           299
  01/01/2010 to 12/31/2010.............................    9.038552       9.911591           199
  01/01/2011 to 12/31/2011.............................    9.911591       9.576075           158
  01/01/2012 to 12/31/2012.............................    9.576075      11.070735           139
American Funds Growth Sub-Account
  01/01/2003 to 12/31/2003.............................    8.236223      11.089070           841
  01/01/2004 to 12/31/2004.............................   11.089070      12.276345           905
  01/01/2005 to 12/31/2005.............................   12.276345      14.038347           783
  01/01/2006 to 12/31/2006.............................   14.038347      15.227786           672
  01/01/2007 to 12/31/2007.............................   15.227786      16.835174           521
  01/01/2008 to 12/31/2008.............................   16.835174       9.282170           370
  01/01/2009 to 12/31/2009.............................    9.282170      12.735065           304
  01/01/2010 to 12/31/2010.............................   12.735065      14.874351           201
  01/01/2011 to 12/31/2011.............................   14.874351      14.012637           143
  01/01/2012 to 12/31/2012.............................   14.012637      16.256137           125

----------
/(1)/Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced
     Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

/(2)/Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the
     MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. On April 29, 2011 Legg Mason Value Equity Portfolio merged with and into Legg Mason ClearBridge Aggressive Growth Portfolio. Information shown for the Legg Mason ClearBridge Aggressive Growth Portfolio Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

/(3)/Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid
     Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

/(4)/Previously, the FIMid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

/(5)/Previously, the Morgan Stanley International Magnum Equity Sub-Account. On
     December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the FI International Stock Sub-Account reflects the accumulation unit value history of the Morgan Stanley International Equity Sub-Account through the date of the substitution. Effective January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.

/(6)/Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the
     Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

/(7)/Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS
     Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

/(8)/Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus
     Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective May 1, 2010 Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio.

/(9)/April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock
     Large-Cap Core Portfolio.

/(10)/Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock
      Legacy Large Cap Growth Portfolio.

/(11)/On May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan
      Stanley Mid Cap Growth Portfolio.

/(12)/On or about April 29, 2011 the MetLife Aggressive Allocation Strategy
      Portfolio of the Metropolitan Fund merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust.

                                  PREMIUM TAX

   Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                                        CONTRACTS USED
                                      WITH TAX QUALIFIED ALL OTHER
            JURISDICTION               RETIREMENT PLANS  CONTRACTS
            ------------              ------------------ ---------
            California                       0.50%/1/      2.35%
            Florida                          1.00%/2/      1.00%/2/
            Maine                              --          2.00%
            Nevada                             --          3.50%
            South Dakota                       --          1.25%/3/
            West Virginia                    1.00%         1.00%
            Wyoming                            --          1.00%
            Puerto Rico                      1.00%         1.00%

----------
/1/Contracts sold to (S)408(a) IRA Trusts are taxed at 2.35%.

/2/Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

/3/A special rate applies for large case life and annuity policies. Rate is 8/100 of 1% for that portion of life insurance premiums exceeding $100,000 per policy annually and 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. The Special Rate on large case policies is not subject to retaliation. The special tax rate of 1.25% applies to life insurance policies with a face value of $7,000 or less.

   See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN
                                 GROWTH SERIES

                                                                    PAGE
                                                                    -----
       THE COMPANY AND THE VARIABLE ACCOUNT........................ II-3
       INVESTMENT ADVICE........................................... II-3
       DISTRIBUTION OF THE CONTRACTS............................... II-6
       CALCULATION OF PERFORMANCE DATA............................. II-6
       CALCULATION OF YIELDS....................................... II-7
       NET INVESTMENT FACTOR....................................... II-8
       ANNUITY PAYMENTS............................................ II-9
       HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........ II-10
       HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.......... II-11
       THE FIXED ACCOUNT........................................... II-11
       TAX STATUS OF THE CONTRACTS................................. II-12
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............... II-13
       LEGAL MATTERS............................................... II-13
       FINANCIAL STATEMENTS........................................ 1

   If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

   New England Securities Corporation
   1095 Avenue of the Americas
   New York, New York 10036

      [_]American Growth Series--New England Variable Annuity Separate Account
      [_]Metropolitan Series Fund
      [_]Met Investors Series Trust
      [_]American Funds Insurance Series
      [_]My current address is:

                                           Name
                         -----------------        ----
                         Contract Number
                                          Address
                         -----------------        ----
                            Signature
                                                  ----
                                                  Zip

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                            AMERICAN GROWTH SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 29, 2013

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 29, 2013 and May 1, 2000 (as annually supplemented) and should be read in conjunction therewith. In addition, this Statement of Additional Information relates to the American Growth Series-I Prospectus dated May 1, 2000, as supplemented annually. A copy of these Prospectuses and supplements may be obtained by writing to New England Securities Corporation ("New England Securities"), 1095 Avenue of the Americas, New York, NY 10036.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                -----
          THE COMPANY AND THE VARIABLE ACCOUNT.................  II-3
          INVESTMENT ADVICE....................................  II-3
          DISTRIBUTION OF THE CONTRACTS........................  II-6
          CALCULATION OF PERFORMANCE DATA......................  II-7
          CALCULATION OF YIELDS................................  II-8
          NET INVESTMENT FACTOR................................  II-9
          ANNUITY PAYMENTS..................................... II-10
          HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS. II-11
          HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS... II-11
          THE FIXED ACCOUNT.................................... II-12
          TAX STATUS OF THE CONTRACTS.......................... II-13
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........ II-13
          LEGAL MATTERS........................................ II-14
          FINANCIAL STATEMENTS.................................     1

                     THE COMPANY AND THE VARIABLE ACCOUNT

   The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company (the "Company"). The Variable Account was established on July 1, 1994. The most recent version of the Contracts was first made available in August 1998. The Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

   MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


                               INVESTMENT ADVICE

   The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust, and other, unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") as the Adviser to the Metropolitan Fund and the Met Investors Series Trust, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

   MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series, which was formerly the FI Structured Equity Portfolio, and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

   Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

   The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond

Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which was merged into the MFS(R) Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006.

   On April 30, 2004, the MFS(R) Research Managers Portfolio merged with and into the MFS(R) Investors Trust Portfolio.

   On April 28, 2006 the MFS(R) Investors Trust Portfolio of the Metropolitan Fund merged with and into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust.

   The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

   Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001 until
April 30, 2007 when MetLife Investment Advisors Company, LLC became the subadviser. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio), was Santander Global Advisors, Inc. until January 24, 2000 when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Management & Research Company became the subadviser. The sub-adviser for Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser to Julius Baer International Stock Portfolio.

   On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

   On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Management & Research Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio. On April 28, 2008, Pyramis Global Advisors, LLC replaced its affiliate Fidelity Management & Research Company as subadviser.

   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On January 7, 2008 MFS(R) Value Portfolio replaced Harris Oakmark Large Cap Value Portfolio and Massachusetts Financial Services Company became the sub-adviser. On April 28, 2008, Clarion Global Real Estate Portfolio replaced Neuberger Berman Real Estate Sub-Account and INC Clarion Real Estate Services, L.P. became the sub-adviser.

   On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into Jennison Growth Portfolio.

   The subadviser to the Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until
May 1, 2006, when Western Asset Management Company became the subadviser.

   On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio. Also on January 7, 2008, Julius Baer Investment Management LLC replaced Fidelity Management & Research Company as subadviser.

   On or about April 30, 2007, the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio) of the Metropolitan Fund merged with and into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

   Effective February 1, 2012 Baillie Gifford Overseas Limited replaced Artio Global Management, LLC as subadviser and Artio International Stock Portfolio changed its name to Baillie Gifford International Stock Portfolio.

   On or about April 30, 2012 Morgan Stanley EAFE(R) Index changed its name to MSCI EAFE(R) Index Portfolio.

   On or about April 30, 2012 Oppenheimer Capital Appreciation Portfolio of the Met Investor Series Trust merged with and into Jennison Growth Portfolio of the Metropolitan Fund. Jennison Associates LLC replaced Oppenheimer Funds, Inc. as subadviser.

   The following is the Adviser (I.E., the "subadviser") history of the Met Investors Series Trust:

   The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS(R) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.

   The subadviser to the RCM Technology Portfolio (formerly the RCM Global Technology Portfolio which was formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the subadviser.

   The subadviser to the Lazard Mid-Cap Portfolio (formerly, Met/AIM Mid-Cap Core Equity Portfolio) was AIM Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.

   The subadviser to the Legg Mason Partners Aggressive Growth Portfolio (formerly the Legg Mason Aggressive Growth Portfolio, which was formerly, the Janus Aggressive Growth Portfolio, which was formerly the Janus Growth Portfolio) was Janus Capital Management LLC until October 1, 2006 when Clearbridge Advisors, LLC became the subadviser.

   On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio. Also on September 2, 2008, SSgA Funds Management, Inc. replaced Franklin Advisers, Inc. as subadviser.

   On May 1, 2009, Lehman Brothers> Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio, Franklin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio and Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.

   Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.

   On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio and BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.

   Effective May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.

   Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class B) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class B) shares.

   Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class E) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class E) shares.

   Effective April 29, 2011, MetLife Aggressive Allocation Portfolio merged into MetLife Aggressive Strategy Portfolio.

   Effective January 12, 2012, Lord, Abbett & Co. LLC replaced Neuberger Berman Management LLC as the subadviser and the Neuberger Berman Mid Cap Value Portfolio changed its name to Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, Lord Abbett Mid Cap Value Portfolio of the Metropolitan Fund merged with and into the Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust.

   Effective July 1, 2011, the subadviser of the Clarion Global Real Estate Portfolio, ING Clarion Real Estate Securities LLC, changed its name to CBRE Clarion Securities LLC.

   Effective April 29, 2013, Legg Mason ClearBridge Aggressive Growth Portfolio changed its name to ClearBridge Aggressive Growth Portfolio.

   Effective April 29, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

   On or about November 26, 2012, Lazard Mid Cap Portfolio changed its name to MLA Mid Cap Portfolio.

   On or about January 7, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

   Effective April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio changed its name to Barclays Aggregate Bond Index Portfolio.

   Effective April 29, 2013, FI Value Leaders Portfolio merged into MFS(R) Value Portfolio.

   Effective April 29, 2013, Met/Franklin Mutusl Shares Portfolio merged into Loomis Sayles Global Markets Portfolio.

   Effective April 29, 2013, Met/Franklin Templeton Founding Strategy Portfolio merged into MetLife Growth Strategy Portfolio.

   Effective April 29, 2013, MLA Mid Cap Portfolio merged into Neuberger Berman Genesis Portfolio.

   Effective April 29, 2013, RCM Technology Portfolio merged into T. Rowe Price Large Cap Growth Portfolio.

   Effective April 29, 2013, Oppenheimer Global Equity Portfolio merged into Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.


                         DISTRIBUTION OF THE CONTRACTS

   The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

   New England Securities Corporation ("Distributor") serves as principal underwriter for the Contracts. Distributor is a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, and its home address is located at 1095 Avenue of the Americas, New York, NY 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. Distributor offers the Contracts through its sales representatives. Distributor is not a member of the Securities Investor Protection Corporation. Distributor also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

   Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:


                                              AGGREGATE AMOUNT
                                               OF COMMISSIONS
                                                 RETAINED BY
                                              DISTRIBUTOR AFTER
                             AGGREGATE AMOUNT    PAYMENTS TO
                              OF COMMISSIONS   ITS REGISTERED
                                 PAID TO         PERSONS AND
                FISCAL YEAR    DISTRIBUTOR*     SELLING FIRMS
                -----------  ---------------- -----------------

                   2010.....   $10,633,740           $0

                   2011.....   $11,786,907           $0

                   2012.....   $11,265,230           $0

----------
* Includes sales compensation paid to registered persons of Distributor.

   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.

                        CALCULATION OF PERFORMANCE DATA

                          AVERAGE ANNUAL TOTAL RETURN

   We may provide illustrations of hypothetical average annual total returns for each Sub-Account, based on the actual investment experience of the Sub-Accounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. Average annual total returns will be provided for a sub-account for 1, 5 and 10 years, or for a shorter period, if applicable.

   We base calculations of Average Annual Total Return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

   The Average Annual Total Return is related to Surrender Value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each Sub-Account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by a factor that reflects the portion of the $30 Administration Contract Charge which would be deducted upon surrender at the end of the last Contract Year in the period to arrive at the Surrender Value. The Average Annual Total Return is the annual compounded rate of return which would produce the Surrender Value on that date. In other words, the Average Annual Total Return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the Surrender Value at the end of the period. The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Administration Contract Charge. The Average Annual Total Returns assume that no premium tax charge has been deducted.

   Sub-Account Average Annual Total Return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the Sub-Account through which the Eligible Fund is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding Sub-Account under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Administration Contract Charge factor for that partial year. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

   Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed previously by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history see "INVESTMENT ADVICE" on page II-3.

   As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each Sub-Account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the Percentage Change in Unit Value is described in the prospectus under "Investment Performance Information." The Annual Effective Rate of Return in these illustrations is calculated by dividing the Unit Value at the end of the period by the Unit Value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

   We may also show daily Unit Values for each Sub-Account in advertising and sales literature, including our website.

                             CALCULATION OF YIELDS

MONEY MARKET YIELD

   From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Money Market Sub-Account for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Sub-Account value by the Sub-Account value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Sub-Account value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and
(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used.

   The current yield will be calculated according to the following formula:

                   Current Yield = ((NCF - ES)/UV) x (365/7)

   Where:

   NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

   ES = per unit expenses for the hypothetical account for the 7-day period.

   UV = the unit value on the first day of the 7-day period.

   We may also quote the effective yield of the BlackRock Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

               Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1

   Where:

   NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

   ES = per unit expenses of the hypothetical account for the 7-day period.

   UV = the unit value for the first day of the 7-day period.

   Because of the charges and deductions imposed under the Contract, the yield for the Money Market Sub-Account will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Sub-Account is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the BlackRock Money Market Sub-Account may also be presented for periods other than a 7-day period.

OTHER SUB-ACCOUNT YIELDS

   From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Sub-Accounts (other than the BlackRock Money Market Sub-Account) for a Contract for a 30-day or one-month period. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Sub-Account during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the Sub-Account units less Sub-Account expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one-month yield, an average per unit Administration Contract Charge is used.

   The 30-day or one-month yield is calculated according to the following formula:

                Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)

   Where:

   NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the Sub-Account's units.

   ES = expenses of the subaccount for the 30-day or one-month period.

   U = the average number of units outstanding.

   UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

   Because of the charges and deductions imposed under the Contracts, the yield for the BlackRock Money Market Sub-Account will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.

                             NET INVESTMENT FACTOR

   The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

       (1)The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

       (2)Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

       (3)This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

       (4)Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

   At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

   When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

   The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

   The selection of an assumed investment return ("Assumed Investment Return") will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.

   Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.

   The number of annuity units credited under a variable payment option is determined as follows:

       (1)The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

       (2)The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) next determined following the date of application of proceeds.

   The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined no more than 14 days before the payment is due.

   The value of an annuity unit for each sub-account depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

   The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.

   Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

   We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

   The illustrations reflect the Contract charges applicable to the Contract and take into account the Eligible Funds' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

   When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Investment Return is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers an alternative Assumed Investment Return of 5% from which you may select. Fixed annuity income payments remain constant. Initial annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

   The illustrations may show the income payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

   As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

   We may also provide illustrations to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that annuity income payments vary over time based on fluctuations in annual returns.

   The illustrations reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% (1.55% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

   The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity income payments are based on an assumed investment return. If the Assumed Investment Return (AIR) is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity income payment and actual performance less than 3.5% per year results in a decreased annuity income payment. We offer an alternative Assumed Investment Return of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustration is based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

   The illustrations show the amount of the first payment for each year shown. During each year, the payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.

                               THE FIXED ACCOUNT

   Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

   The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. Currently we are not imposing these restrictions but we have right to reimpose them at any time. These limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account:
(1) if the Investment Return which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

   If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the BlackRock Money Market Sub-Account instead.

   We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                          TAX STATUS OF THE CONTRACTS

   Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

   Diversification Requirements. Section 817 of the Internal Revenue Code
(Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

   If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of the tax deferral.

   Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.


   Under current federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


   The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

   Other rules may apply to Qualified Contracts.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Subaccounts of New England Variable Annuity Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy costs as required by accounting guidance adopted on January 1, 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MetLife"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in MetLife's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and MetLife's reorganization of its segments in 2012). Such financial statements are in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                 LEGAL MATTERS

   The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
New England Variable Annuity Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2012, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2012, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                 AMERICAN FUNDS
                                            AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............  $       46,517,930   $      122,725,521   $      350,147,195   $      209,539,745
   Due from New England Life
     Insurance Company..................                  --                   --                   --                    1
                                          ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          46,517,930          122,725,521          350,147,195          209,539,746
                                          ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                  38                  126                  120                   90
   Due to New England Life
     Insurance Company..................                   1                    2                    1                   --
                                          ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                  39                  128                  121                   90
                                          ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................  $       46,517,891   $      122,725,393   $      350,147,074   $      209,539,656
                                          ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       46,517,891   $      122,342,788   $      349,511,200   $      209,111,854
   Net assets from contracts in payout..                  --              382,605              635,874              427,802
                                          ------------------   ------------------   ------------------   ------------------
       Total Net Assets.................  $       46,517,891   $      122,725,393   $      350,147,074   $      209,539,656
                                          ==================   ==================   ==================   ==================


 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                  MIST
                                            ALLIANCEBERNSTEIN      MIST AMERICAN        MIST AMERICAN        MIST AMERICAN
                                             GLOBAL DYNAMIC       FUNDS BALANCED        FUNDS GROWTH        FUNDS MODERATE
                                               ALLOCATION      ALLOCATION PORTFOLIO      ALLOCATION           ALLOCATION
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------  --------------------  ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        2,082,922   $      160,100,299   $      280,493,910   $      135,901,261
   Due from New England Life
     Insurance Company...................                  --                   --                   --                   --
                                           ------------------  --------------------  ------------------   ------------------
       Total Assets......................           2,082,922          160,100,299          280,493,910          135,901,261
                                           ------------------  --------------------  ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  31                   31                   60                    5
   Due to New England Life
     Insurance Company...................                   1                   --                   --                   --
                                           ------------------  --------------------  ------------------   ------------------
       Total Liabilities.................                  32                   31                   60                    5
                                           ------------------  --------------------  ------------------   ------------------

NET ASSETS...............................  $        2,082,890   $      160,100,268   $      280,493,850   $      135,901,256
                                           ==================  ====================  ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        2,082,890   $      160,100,268   $      280,493,850   $      135,901,256
   Net assets from contracts in payout...                  --                   --                   --                   --
                                           ------------------  --------------------  ------------------   ------------------
       Total Net Assets..................  $        2,082,890   $      160,100,268   $      280,493,850   $      135,901,256
                                           ==================  ====================  ==================   ==================


                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK         MIST CLARION
                                              RISK BALANCED         STRATEGIES         LARGE CAP CORE      GLOBAL REAL ESTATE
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                           ------------------   ------------------   -------------------   ------------------
ASSETS:
   Investments at fair value.............  $       10,173,807   $        6,042,411   $        14,314,613   $       72,167,487
   Due from New England Life
     Insurance Company...................                  --                    1                     2                   --
                                           ------------------   ------------------   -------------------   ------------------
       Total Assets......................          10,173,807            6,042,412            14,314,615           72,167,487
                                           ------------------   ------------------   -------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  38                   32                   146                   30
   Due to New England Life
     Insurance Company...................                  --                   --                    --                   --
                                           ------------------   ------------------   -------------------   ------------------
       Total Liabilities.................                  38                   32                   146                   30
                                           ------------------   ------------------   -------------------   ------------------

NET ASSETS...............................  $       10,173,769   $        6,042,380   $        14,314,469   $       72,167,457
                                           ==================   ==================   ===================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       10,173,769   $        6,042,380   $        14,278,499   $       72,167,457
   Net assets from contracts in payout...                  --                   --                35,970                   --
                                           ------------------   ------------------   -------------------   ------------------
       Total Net Assets..................  $       10,173,769   $        6,042,380   $        14,314,469   $       72,167,457
                                           ==================   ==================   ===================   ==================


                                               MIST HARRIS         MIST INVESCO
                                                 OAKMARK           BALANCED-RISK
                                              INTERNATIONAL         ALLOCATION
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value.............  $      122,637,624   $        5,857,085
   Due from New England Life
     Insurance Company...................                   1                   --
                                           ------------------   ------------------
       Total Assets......................         122,637,625            5,857,085
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 202                   26
   Due to New England Life
     Insurance Company...................                  --                    1
                                           ------------------   ------------------
       Total Liabilities.................                 202                   27
                                           ------------------   ------------------

NET ASSETS...............................  $      122,637,423   $        5,857,058
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $      122,345,719   $        5,857,058
   Net assets from contracts in payout...             291,704                   --
                                           ------------------   ------------------
       Total Net Assets..................  $      122,637,423   $        5,857,058
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                        MIST JPMORGAN        MIST LEGG MASON
                                              MIST INVESCO                              GLOBAL ACTIVE          CLEARBRIDGE
                                            SMALL CAP GROWTH     MIST JANUS FORTY        ALLOCATION         AGGRESSIVE GROWTH
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                           ------------------   ------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $        9,439,083   $       44,860,962   $        1,462,147   $        22,189,077
   Due from New England Life
     Insurance Company...................                  --                    1                   --                     3
                                           ------------------   ------------------   ------------------   -------------------
       Total Assets......................           9,439,083           44,860,963            1,462,147            22,189,080
                                           ------------------   ------------------   ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  94                  125                   20                   247
   Due to New England Life
     Insurance Company...................                  --                   --                   --                    --
                                           ------------------   ------------------   ------------------   -------------------
       Total Liabilities.................                  94                  125                   20                   247
                                           ------------------   ------------------   ------------------   -------------------

NET ASSETS...............................  $        9,438,989   $       44,860,838   $        1,462,127   $        22,188,833
                                           ==================   ==================   ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        9,433,436   $       44,845,870   $        1,462,127   $        21,966,606
   Net assets from contracts in payout...               5,553               14,968                   --               222,227
                                           ------------------   ------------------   ------------------   -------------------
       Total Net Assets..................  $        9,438,989   $       44,860,838   $        1,462,127   $        22,188,833
                                           ==================   ==================   ==================   ===================

                                                                                                            MIST MET/FRANKLIN
                                            MIST LORD ABBETT      MIST LORD ABBETT     MIST MET/FRANKLIN      LOW DURATION
                                             BOND DEBENTURE         MID CAP VALUE           INCOME            TOTAL RETURN
                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       85,512,274   $        64,474,590   $        9,973,999   $        1,358,708
   Due from New England Life
     Insurance Company...................                  --                     1                   --                   --
                                           ------------------   -------------------   ------------------   ------------------
       Total Assets......................          85,512,274            64,474,591            9,973,999            1,358,708
                                           ------------------   -------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  83                   138                  112                   89
   Due to New England Life
     Insurance Company...................                  --                    --                   --                   --
                                           ------------------   -------------------   ------------------   ------------------
       Total Liabilities.................                  83                   138                  112                   89
                                           ------------------   -------------------   ------------------   ------------------

NET ASSETS...............................  $       85,512,191   $        64,474,453   $        9,973,887   $        1,358,619
                                           ==================   ===================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       85,414,625   $        64,294,912   $        9,973,887   $        1,358,619
   Net assets from contracts in payout...              97,566               179,541                   --                   --
                                           ------------------   -------------------   ------------------   ------------------
       Total Net Assets..................  $       85,512,191   $        64,474,453   $        9,973,887   $        1,358,619
                                           ==================   ===================   ==================   ==================

                                                                 MIST MET/FRANKLIN
                                            MIST MET/FRANKLIN   TEMPLETON FOUNDING
                                              MUTUAL SHARES          STRATEGY
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        4,108,383   $       16,186,991
   Due from New England Life
     Insurance Company...................                   2                   --
                                           ------------------   ------------------
       Total Assets......................           4,108,385           16,186,991
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 124                   56
   Due to New England Life
     Insurance Company...................                  --                   --
                                           ------------------   ------------------
       Total Liabilities.................                 124                   56
                                           ------------------   ------------------

NET ASSETS...............................  $        4,108,261   $       16,186,935
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        4,108,261   $       16,186,935
   Net assets from contracts in payout...                  --                   --
                                           ------------------   ------------------
       Total Net Assets..................  $        4,108,261   $       16,186,935
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                           MIST MET/TEMPLETON      MIST METLIFE         MIST METLIFE       MIST MFS RESEARCH
                                                 GROWTH         AGGRESSIVE STRATEGY     BALANCED PLUS        INTERNATIONAL
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------  ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        3,084,436   $       28,109,799   $        3,849,572   $       64,291,143
   Due from New England Life
     Insurance Company...................                  --                    1                   --                    1
                                           ------------------   -------------------  ------------------   ------------------
       Total Assets......................           3,084,436           28,109,800            3,849,572           64,291,144
                                           ------------------   -------------------  ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  75                   67                   51                  147
   Due to New England Life
     Insurance Company...................                  --                   --                   --                   --
                                           ------------------   -------------------  ------------------   ------------------
       Total Liabilities.................                  75                   67                   51                  147
                                           ------------------   -------------------  ------------------   ------------------

NET ASSETS...............................  $        3,084,361   $       28,109,733   $        3,849,521   $       64,290,997
                                           ==================   ===================  ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        3,084,361   $       28,109,733   $        3,849,521   $       64,164,337
   Net assets from contracts in payout...                  --                   --                   --              126,660
                                           ------------------   -------------------  ------------------   ------------------
       Total Net Assets..................  $        3,084,361   $       28,109,733   $        3,849,521   $       64,290,997
                                           ==================   ===================  ==================   ==================

                                                                                         MIST PIMCO
                                                MIST MLA        MIST MORGAN STANLEY       INFLATION           MIST PIMCO
                                                 MID CAP          MID CAP GROWTH       PROTECTED BOND        TOTAL RETURN
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------  ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       19,626,868   $       15,201,346   $       90,359,908   $      280,763,318
   Due from New England Life
     Insurance Company...................                  --                    1                   --                   --
                                           ------------------   -------------------  ------------------   ------------------
       Total Assets......................          19,626,868           15,201,347           90,359,908          280,763,318
                                           ------------------   -------------------  ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 124                  114                   58                  177
   Due to New England Life
     Insurance Company...................                  --                   --                    1                    1
                                           ------------------   -------------------  ------------------   ------------------
       Total Liabilities.................                 124                  114                   59                  178
                                           ------------------   -------------------  ------------------   ------------------

NET ASSETS...............................  $       19,626,744   $       15,201,233   $       90,359,849   $      280,763,140
                                           ==================   ===================  ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       19,598,074   $       15,191,316   $       90,359,849   $      280,173,192
   Net assets from contracts in payout...              28,670                9,917                   --              589,948
                                           ------------------   -------------------  ------------------   ------------------
       Total Net Assets..................  $       19,626,744   $       15,201,233   $       90,359,849   $      280,763,140
                                           ==================   ===================  ==================   ==================


                                              MIST PYRAMIS           MIST RCM
                                            GOVERNMENT INCOME       TECHNOLOGY
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------
ASSETS:
   Investments at fair value.............  $        1,078,292   $        22,318,284
   Due from New England Life
     Insurance Company...................                  --                     1
                                           ------------------   -------------------
       Total Assets......................           1,078,292            22,318,285
                                           ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  35                    72
   Due to New England Life
     Insurance Company...................                   1                    --
                                           ------------------   -------------------
       Total Liabilities.................                  36                    72
                                           ------------------   -------------------

NET ASSETS...............................  $        1,078,256   $        22,318,213
                                           ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        1,078,256   $        22,312,132
   Net assets from contracts in payout...                  --                 6,081
                                           ------------------   -------------------
       Total Net Assets..................  $        1,078,256   $        22,318,213
                                           ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                             MIST SCHRODERS      MIST SSGA GROWTH         MIST SSGA       MIST T. ROWE PRICE
                                           GLOBAL MULTI-ASSET     AND INCOME ETF         GROWTH ETF         MID CAP GROWTH
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        1,328,076   $       66,981,657   $       38,545,433   $       73,147,233
   Due from New England Life
     Insurance Company...................                  --                   --                   --                    1
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................           1,328,076           66,981,657           38,545,433           73,147,234
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  41                   16                   29                   96
   Due to New England Life
     Insurance Company...................                  --                   --                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                  41                   16                   29                   96
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $        1,328,035   $       66,981,641   $       38,545,404   $       73,147,138
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        1,328,035   $       66,981,641   $       38,545,404   $       72,988,428
   Net assets from contracts in payout...                  --                   --                   --              158,710
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $        1,328,035   $       66,981,641   $       38,545,404   $       73,147,138
                                           ==================   ==================   ==================   ==================

                                           MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL     MSF BLACKROCK        MSF BLACKROCK
                                           INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH       BOND INCOME
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------- --------------------  ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       50,921,662   $       64,276,914   $       12,302,212   $      109,634,512
   Due from New England Life
     Insurance Company...................                  --                   --                    1                   --
                                           ------------------- --------------------  ------------------   ------------------
       Total Assets......................          50,921,662           64,276,914           12,302,213          109,634,512
                                           ------------------- --------------------  ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 210                  141                  119                  122
   Due to New England Life
     Insurance Company...................                  --                    1                   --                    1
                                           ------------------- --------------------  ------------------   ------------------
       Total Liabilities.................                 210                  142                  119                  123
                                           ------------------- --------------------  ------------------   ------------------

NET ASSETS...............................  $       50,921,452   $       64,276,772   $       12,302,094   $      109,634,389
                                           =================== ====================  ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       50,617,437   $       63,948,986   $       12,302,094   $      107,911,527
   Net assets from contracts in payout...             304,015              327,786                   --            1,722,862
                                           ------------------- --------------------  ------------------   ------------------
       Total Net Assets..................  $       50,921,452   $       64,276,772   $       12,302,094   $      109,634,389
                                           =================== ====================  ==================   ==================

                                              MSF BLACKROCK        MSF BLACKROCK
                                               DIVERSIFIED        LARGE CAP VALUE
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------
ASSETS:
   Investments at fair value.............  $        8,310,685   $        36,219,302
   Due from New England Life
     Insurance Company...................                   1                     4
                                           ------------------   -------------------
       Total Assets......................           8,310,686            36,219,306
                                           ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                 100                   157
   Due to New England Life
     Insurance Company...................                  --                    --
                                           ------------------   -------------------
       Total Liabilities.................                 100                   157
                                           ------------------   -------------------

NET ASSETS...............................  $        8,310,586   $        36,219,149
                                           ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        8,310,586   $        36,158,103
   Net assets from contracts in payout...                  --                61,046
                                           ------------------   -------------------
       Total Net Assets..................  $        8,310,586   $        36,219,149
                                           ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                             MSF BLACKROCK
                                             LEGACY LARGE         MSF BLACKROCK          MSF DAVIS          MSF FI VALUE
                                              CAP GROWTH          MONEY MARKET         VENTURE VALUE           LEADERS
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............  $       75,226,004   $       63,129,430   $      272,303,000   $       30,586,199
   Due from New England Life
     Insurance Company..................                   2                   --                    2                    4
                                          ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          75,226,006           63,129,430          272,303,002           30,586,203
                                          ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                 212                  118                  181                  234
   Due to New England Life
     Insurance Company..................                  --                    1                   --                   --
                                          ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                 212                  119                  181                  234
                                          ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................  $       75,225,794   $       63,129,311   $      272,302,821   $       30,585,969
                                          ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       73,829,761   $       62,908,673   $      269,987,844   $       29,500,774
   Net assets from contracts in payout..           1,396,033              220,638            2,314,977            1,085,195
                                          ------------------   ------------------   ------------------   ------------------
       Total Net Assets.................  $       75,225,794   $       63,129,311   $      272,302,821   $       30,585,969
                                          ==================   ==================   ==================   ==================


                                             MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                                GROWTH           SMALL CAP CORE      SMALL CAP GROWTH       MID CAP VALUE
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............  $       20,116,332   $       84,979,850   $       23,754,304   $      122,364,695
   Due from New England Life
     Insurance Company..................                   1                   --                    1                    3
                                          ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          20,116,333           84,979,850           23,754,305          122,364,698
                                          ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                 247                  185                  107                  132
   Due to New England Life
     Insurance Company..................                  --                    1                   --                   --
                                          ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                 247                  186                  107                  132
                                          ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................  $       20,116,086   $       84,979,664   $       23,754,198   $      122,364,566
                                          ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       20,029,650   $       83,996,949   $       23,679,107   $      121,312,296
   Net assets from contracts in payout..              86,436              982,715               75,091            1,052,270
                                          ------------------   ------------------   ------------------   ------------------
       Total Net Assets.................  $       20,116,086   $       84,979,664   $       23,754,198   $      122,364,566
                                          ==================   ==================   ==================   ==================

                                              MSF METLIFE          MSF METLIFE
                                             CONSERVATIVE        CONSERVATIVE TO
                                              ALLOCATION       MODERATE ALLOCATION
                                              SUBACCOUNT           SUBACCOUNT
                                          ------------------   -------------------
ASSETS:
   Investments at fair value............  $       99,014,733   $      164,236,013
   Due from New England Life
     Insurance Company..................                  --                   --
                                          ------------------   -------------------
       Total Assets.....................          99,014,733          164,236,013
                                          ------------------   -------------------
LIABILITIES:
   Accrued fees.........................                  13                    9
   Due to New England Life
     Insurance Company..................                   1                    1
                                          ------------------   -------------------
       Total Liabilities................                  14                   10
                                          ------------------   -------------------

NET ASSETS..............................  $       99,014,719   $      164,236,003
                                          ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       99,014,719   $      164,236,003
   Net assets from contracts in payout..                  --                   --
                                          ------------------   -------------------
       Total Net Assets.................  $       99,014,719   $      164,236,003
                                          ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                         MSF METLIFE
                                               MSF METLIFE          MSF METLIFE          MODERATE TO          MSF METLIFE
                                           MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION     STOCK INDEX
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           -------------------  ------------------- --------------------- ------------------
ASSETS:
   Investments at fair value............   $       43,051,912   $      524,607,611   $      638,284,922   $       62,563,542
   Due from New England Life
     Insurance Company..................                   --                   --                   --                    3
                                           -------------------  ------------------- --------------------- ------------------
       Total Assets.....................           43,051,912          524,607,611          638,284,922           62,563,545
                                           -------------------  ------------------- --------------------- ------------------
LIABILITIES:
   Accrued fees.........................                  161                   34                   27                  139
   Due to New England Life
     Insurance Company..................                   --                    1                    1                   --
                                           -------------------  ------------------- --------------------- ------------------
       Total Liabilities................                  161                   35                   28                  139
                                           -------------------  ------------------- --------------------- ------------------

NET ASSETS..............................   $       43,051,751   $      524,607,576   $      638,284,894   $       62,563,406
                                           ===================  =================== ===================== ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       42,827,284   $      524,607,576   $      638,284,894   $       62,291,265
   Net assets from contracts in payout..              224,467                   --                   --              272,141
                                           -------------------  ------------------- --------------------- ------------------
       Total Net Assets.................   $       43,051,751   $      524,607,576   $      638,284,894   $       62,563,406
                                           ===================  =================== ===================== ==================


                                              MSF MFS TOTAL                               MSF MSCI           MSF NEUBERGER
                                                 RETURN            MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $       53,660,181   $       51,957,583   $       42,868,171   $       79,566,510
   Due from New England Life
     Insurance Company..................                   --                    3                    1                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets.....................           53,660,181           51,957,586           42,868,172           79,566,510
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                  111                  180                  159                  147
   Due to New England Life
     Insurance Company..................                   --                   --                   --                    1
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                  111                  180                  159                  148
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................   $       53,660,070   $       51,957,406   $       42,868,013   $       79,566,362
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       53,002,664   $       51,833,535   $       42,683,438   $       79,089,195
   Net assets from contracts in payout..              657,406              123,871              184,575              477,167
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets.................   $       53,660,070   $       51,957,406   $       42,868,013   $       79,566,362
                                           ==================   ==================   ==================   ==================


                                             MSF OPPENHEIMER     MSF RUSSELL 2000
                                              GLOBAL EQUITY            INDEX
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value............   $       21,023,449   $       40,442,408
   Due from New England Life
     Insurance Company..................                    1                   --
                                           ------------------   ------------------
       Total Assets.....................           21,023,450           40,442,408
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   67                  165
   Due to New England Life
     Insurance Company..................                   --                    1
                                           ------------------   ------------------
       Total Liabilities................                   67                  166
                                           ------------------   ------------------

NET ASSETS..............................   $       21,023,383   $       40,442,242
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       21,023,383   $       40,315,094
   Net assets from contracts in payout..                   --              127,148
                                           ------------------   ------------------
       Total Net Assets.................   $       21,023,383   $       40,442,242
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012


                                                                                      MSF WESTERN ASSET    MSF WESTERN ASSET
                                            MSF T. ROWE PRICE    MSF T. ROWE PRICE  MANAGEMENT STRATEGIC    MANAGEMENT U.S.
                                            LARGE CAP GROWTH     SMALL CAP GROWTH    BOND OPPORTUNITIES       GOVERNMENT
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------  --------------------  ------------------
ASSETS:
   Investments at fair value............   $       38,514,468   $       23,444,312   $      110,686,645   $       80,899,092
   Due from New England Life
     Insurance Company..................                    1                   --                   --                   --
                                           ------------------   ------------------  --------------------  ------------------
       Total Assets.....................           38,514,469           23,444,312          110,686,645           80,899,092
                                           ------------------   ------------------  --------------------  ------------------
LIABILITIES:
   Accrued fees.........................                   30                   26                  138                  184
   Due to New England Life
     Insurance Company..................                   --                    1                    2                    2
                                           ------------------   ------------------  --------------------  ------------------
       Total Liabilities................                   30                   27                  140                  186
                                           ------------------   ------------------  --------------------  ------------------

NET ASSETS..............................   $       38,514,439   $       23,444,285   $      110,686,505   $       80,898,906
                                           ==================   ==================  ====================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       38,514,439   $       23,444,285   $      109,577,339   $       80,166,510
   Net assets from contracts in payout..                   --                   --            1,109,166              732,396
                                           ------------------   ------------------  --------------------  ------------------
       Total Net Assets.................   $       38,514,439   $       23,444,285   $      110,686,505   $       80,898,906
                                           ==================   ==================  ====================  ==================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                AMERICAN FUNDS
                                            AMERICAN FUNDS       GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND           CAPITALIZATION           GROWTH            GROWTH-INCOME
                                              SUBACCOUNT          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ------------------  ------------------   ------------------   -----------------
INVESTMENT INCOME:
     Dividends..........................  $        1,159,520  $        1,631,700   $        2,756,136   $       3,348,581
                                          ------------------  ------------------   ------------------   -----------------
EXPENSES:
     Mortality and expense risk
        charges.........................             725,255           1,910,152            5,482,253           3,319,244
     Administrative charges.............               1,076               4,597               13,467              10,109
                                          ------------------  ------------------   ------------------   -----------------
        Total expenses..................             726,331           1,914,749            5,495,720           3,329,353
                                          ------------------  ------------------   ------------------   -----------------
          Net investment income (loss)..             433,189           (283,049)          (2,739,584)              19,228
                                          ------------------  ------------------   ------------------   -----------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --                   --                  --
     Realized gains (losses) on sale of
        investments.....................             124,693         (1,512,719)            7,418,061           2,551,902
                                          ------------------  ------------------   ------------------   -----------------
          Net realized gains (losses)...             124,693         (1,512,719)            7,418,061           2,551,902
                                          ------------------  ------------------   ------------------   -----------------
     Change in unrealized gains (losses)
        on investments..................           1,177,522          20,270,863           48,022,599          28,367,895
                                          ------------------  ------------------   ------------------   -----------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................           1,302,215          18,758,144           55,440,660          30,919,797
                                          ------------------  ------------------   ------------------   -----------------
     Net increase (decrease) in net assets
        resulting from operations.......  $        1,735,404  $       18,475,095   $       52,701,076   $      30,939,025
                                          ==================  ==================   ==================   =================

                                                 MIST
                                           ALLIANCEBERNSTEIN     MIST AMERICAN        MIST AMERICAN        MIST AMERICAN
                                            GLOBAL DYNAMIC      FUNDS BALANCED        FUNDS GROWTH        FUNDS MODERATE
                                              ALLOCATION     ALLOCATION PORTFOLIO      ALLOCATION           ALLOCATION
                                            SUBACCOUNT (a)        SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ------------------ --------------------  ------------------   ------------------
INVESTMENT INCOME:
     Dividends..........................  $               --   $       2,602,448   $        3,125,687   $        2,765,809
                                          ------------------ --------------------  ------------------   ------------------
EXPENSES:
     Mortality and expense risk
        charges.........................              10,883           1,976,292            3,342,544            1,695,471
     Administrative charges.............                  --                 762                  155                  679
                                          ------------------ --------------------  ------------------   ------------------
        Total expenses..................              10,883           1,977,054            3,342,699            1,696,150
                                          ------------------ --------------------  ------------------   ------------------
          Net investment income (loss)..            (10,883)             625,394            (217,012)            1,069,659
                                          ------------------ --------------------  ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --           1,579,260                   --            1,808,135
     Realized gains (losses) on sale of
        investments.....................               9,420           2,432,497            2,476,551            2,307,586
                                          ------------------ --------------------  ------------------   ------------------
          Net realized gains (losses)...               9,420           4,011,757            2,476,551            4,115,721
                                          ------------------ --------------------  ------------------   ------------------
     Change in unrealized gains (losses)
        on investments..................              85,444          12,668,035           33,204,440            6,950,880
                                          ------------------ --------------------  ------------------   ------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................              94,864          16,679,792           35,680,991           11,066,601
                                          ------------------ --------------------  ------------------   ------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $           83,981   $      17,305,186   $       35,463,979   $       12,136,260
                                          ================== ====================  ==================   ==================


                                                                 MIST BLACKROCK
                                            MIST AQR GLOBAL      GLOBAL TACTICAL
                                             RISK BALANCED         STRATEGIES
                                            SUBACCOUNT (a)       SUBACCOUNT (a)
                                          ------------------   ------------------
INVESTMENT INCOME:
     Dividends..........................  $               --   $               --
                                          ------------------   ------------------
EXPENSES:
     Mortality and expense risk
        charges.........................              39,740               25,241
     Administrative charges.............                  --                   --
                                          ------------------   ------------------
        Total expenses..................              39,740               25,241
                                          ------------------   ------------------
          Net investment income (loss)..            (39,740)             (25,241)
                                          ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                   --
     Realized gains (losses) on sale of
        investments.....................               3,415                1,873
                                          ------------------   ------------------
          Net realized gains (losses)...               3,415                1,873
                                          ------------------   ------------------
     Change in unrealized gains (losses)
        on investments..................             283,000              201,568
                                          ------------------   ------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             286,415              203,441
                                          ------------------   ------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          246,675   $          178,200
                                          ==================   ==================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                          MIST HARRIS         MIST INVESCO
                                             MIST BLACKROCK         MIST CLARION            OAKMARK           BALANCED-RISK
                                             LARGE CAP CORE      GLOBAL REAL ESTATE      INTERNATIONAL         ALLOCATION
                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT         SUBACCOUNT (a)
                                           ------------------   -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $          150,067   $         1,421,881   $        1,848,068   $           17,171
                                           ------------------   -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             180,604               902,806            1,470,690               25,518
      Administrative charges.............                 454                 1,817                4,472                   --
                                           ------------------   -------------------   ------------------   ------------------
        Total expenses...................             181,058               904,623            1,475,162               25,518
                                           ------------------   -------------------   ------------------   ------------------
          Net investment income (loss)...            (30,991)               517,258              372,906              (8,347)
                                           ------------------   -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --               62,180
      Realized gains (losses) on sale of
        investments......................             (8,874)           (2,089,097)          (1,183,812)                6,598
                                           ------------------   -------------------   ------------------   ------------------
          Net realized gains (losses)....             (8,874)           (2,089,097)          (1,183,812)               68,778
                                           ------------------   -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           1,660,207            16,418,773           29,009,729               78,504
                                           ------------------   -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           1,651,333            14,329,676           27,825,917              147,282
                                           ------------------   -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        1,620,342   $        14,846,934   $       28,198,823   $          138,935
                                           ==================   ===================   ==================   ==================

                                                                                        MIST JPMORGAN        MIST LEGG MASON
                                              MIST INVESCO                              GLOBAL ACTIVE          CLEARBRIDGE
                                            SMALL CAP GROWTH     MIST JANUS FORTY        ALLOCATION         AGGRESSIVE GROWTH
                                               SUBACCOUNT           SUBACCOUNT         SUBACCOUNT (a)          SUBACCOUNT
                                           ------------------   ------------------   -------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $          104,838   $             5,118   $           21,183
                                           ------------------   ------------------   -------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             126,491              587,702                 6,060              296,196
      Administrative charges.............                 181                1,158                    --                3,926
                                           ------------------   ------------------   -------------------   ------------------
        Total expenses...................             126,672              588,860                 6,060              300,122
                                           ------------------   ------------------   -------------------   ------------------
          Net investment income (loss)...           (126,672)            (484,022)                 (942)            (278,939)
                                           ------------------   ------------------   -------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........             603,271                   --                 8,900                   --
      Realized gains (losses) on sale of
        investments......................             330,752            1,151,025                 4,361              545,670
                                           ------------------   ------------------   -------------------   ------------------
          Net realized gains (losses)....             934,023            1,151,025                13,261              545,670
                                           ------------------   ------------------   -------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................             661,800            7,740,628                27,390            3,237,732
                                           ------------------   ------------------   -------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           1,595,823            8,891,653                40,651            3,783,402
                                           ------------------   ------------------   -------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        1,469,151   $        8,407,631   $            39,709   $        3,504,463
                                           ==================   ==================   ===================   ==================


                                            MIST LORD ABBETT     MIST LORD ABBETT
                                             BOND DEBENTURE        MID CAP VALUE
                                               SUBACCOUNT         SUBACCOUNT (a)
                                           ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $        6,168,846   $               --
                                           ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,129,238              566,834
      Administrative charges.............               4,107                2,246
                                           ------------------   ------------------
        Total expenses...................           1,133,345              569,080
                                           ------------------   ------------------
          Net investment income (loss)...           5,035,501            (569,080)
                                           ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                   --
      Realized gains (losses) on sale of
        investments......................             869,400            (212,720)
                                           ------------------   ------------------
          Net realized gains (losses)....             869,400            (212,720)
                                           ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           3,390,799            2,066,812
                                           ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           4,260,199            1,854,092
                                           ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        9,295,700   $        1,285,012
                                           ==================   ==================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                 MIST MET/FRANKLIN                         MIST MET/FRANKLIN
                                            MIST MET/FRANKLIN      LOW DURATION       MIST MET/FRANKLIN   TEMPLETON FOUNDING
                                                 INCOME            TOTAL RETURN         MUTUAL SHARES          STRATEGY
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $          431,926   $           17,818   $           28,219   $          610,259
                                           ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              124,071               12,717               56,819              200,340
      Administrative charges............                  224                    6                   35                   11
                                           ------------------   ------------------   ------------------   ------------------
        Total expenses..................              124,295               12,723               56,854              200,351
                                           ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..              307,631                5,095             (28,635)              409,908
                                           ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......              186,316                   --              857,485              250,325
      Realized gains (losses) on sale of
        investments.....................               67,929                3,812            (120,516)              277,636
                                           ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...              254,245                3,812              736,969              527,961
                                           ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................              387,894               19,201            (211,302)            1,199,757
                                           ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................              642,139               23,013              525,667            1,727,718
                                           ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          949,770   $           28,108   $          497,032   $        2,137,626
                                           ==================   ==================   ==================   ==================


                                           MIST MET/TEMPLETON      MIST METLIFE         MIST METLIFE        MIST MFS RESEARCH
                                                 GROWTH         AGGRESSIVE STRATEGY     BALANCED PLUS         INTERNATIONAL
                                               SUBACCOUNT           SUBACCOUNT         SUBACCOUNT (a)          SUBACCOUNT
                                           ------------------   -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $           42,378   $           186,693  $                --  $         1,194,216
                                           ------------------   -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               33,672               380,666               17,133              806,320
      Administrative charges............                   13                   350                   --                2,379
                                           ------------------   -------------------  -------------------  -------------------
        Total expenses..................               33,685               381,016               17,133              808,699
                                           ------------------   -------------------  -------------------  -------------------
          Net investment income (loss)..                8,693             (194,323)             (17,133)              385,517
                                           ------------------   -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......               98,990                    --                   --                   --
      Realized gains (losses) on sale of
        investments.....................                  260             (223,400)                5,087          (1,119,276)
                                           ------------------   -------------------  -------------------  -------------------
          Net realized gains (losses)...               99,250             (223,400)                5,087          (1,119,276)
                                           ------------------   -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................              381,236             4,536,561              155,548            9,675,503
                                           ------------------   -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................              480,486             4,313,161              160,635            8,556,227
                                           ------------------   -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          489,179   $         4,118,838  $           143,502  $         8,941,744
                                           ==================   ===================  ===================  ===================


                                                 MIST MLA        MIST MORGAN STANLEY
                                                  MID CAP          MID CAP GROWTH
                                                SUBACCOUNT           SUBACCOUNT
                                           -------------------   -------------------
INVESTMENT INCOME:
      Dividends.........................   $            82,880   $               --
                                           -------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               265,187              210,645
      Administrative charges............                   467                1,115
                                           -------------------   -------------------
        Total expenses..................               265,654              211,760
                                           -------------------   -------------------
          Net investment income (loss)..             (182,774)            (211,760)
                                           -------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                    --                   --
      Realized gains (losses) on sale of
        investments.....................             (270,764)              351,495
                                           -------------------   -------------------
          Net realized gains (losses)...             (270,764)              351,495
                                           -------------------   -------------------
      Change in unrealized gains (losses)
        on investments..................             1,232,144            1,088,098
                                           -------------------   -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................               961,380            1,439,593
                                           -------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $           778,606   $        1,227,833
                                           ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                               MIST PIMCO
                                                INFLATION            MIST PIMCO          MIST PYRAMIS           MIST RCM
                                             PROTECTED BOND         TOTAL RETURN       GOVERNMENT INCOME       TECHNOLOGY
                                               SUBACCOUNT            SUBACCOUNT         SUBACCOUNT (a)         SUBACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $        2,617,998   $         8,791,494   $               --   $               --
                                           ------------------   -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,165,670             3,639,763                4,946              315,385
      Administrative charges.............               2,916                13,129                   --                  995
                                           ------------------   -------------------   ------------------   ------------------
        Total expenses...................           1,168,586             3,652,892                4,946              316,380
                                           ------------------   -------------------   ------------------   ------------------
          Net investment income (loss)...           1,449,412             5,138,602              (4,946)            (316,380)
                                           ------------------   -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........           5,148,286                    --                   --            2,843,102
      Realized gains (losses) on sale of
        investments......................             403,815             1,803,188                  690             (37,033)
                                           ------------------   -------------------   ------------------   ------------------
          Net realized gains (losses)....           5,552,101             1,803,188                  690            2,806,069
                                           ------------------   -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           (564,822)            14,167,853                4,145            (133,856)
                                           ------------------   -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           4,987,279            15,971,041                4,835            2,672,213
                                           ------------------   -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        6,436,691   $        21,109,643   $            (111)   $        2,355,833
                                           ==================   ===================   ==================   ==================


                                             MIST SCHRODERS      MIST SSGA GROWTH          MIST SSGA       MIST T. ROWE PRICE
                                           GLOBAL MULTI-ASSET     AND INCOME ETF          GROWTH ETF         MID CAP GROWTH
                                             SUBACCOUNT (a)         SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $            9,680   $         1,520,999   $          674,591   $               --
                                           ------------------   -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................               5,372               805,078              445,436              944,850
      Administrative charges.............                  --                   918                  596                2,681
                                           ------------------   -------------------   ------------------   ------------------
        Total expenses...................               5,372               805,996              446,032              947,531
                                           ------------------   -------------------   ------------------   ------------------
          Net investment income (loss)...               4,308               715,003              228,559            (947,531)
                                           ------------------   -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........              21,804             1,418,599            1,262,656            9,504,403
      Realized gains (losses) on sale of
        investments......................               1,974               782,252              322,540            1,255,370
                                           ------------------   -------------------   ------------------   ------------------
          Net realized gains (losses)....              23,778             2,200,851            1,585,196           10,759,773
                                           ------------------   -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................              14,688             3,889,669            2,457,135          (1,418,169)
                                           ------------------   -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................              38,466             6,090,520            4,042,331            9,341,604
                                           ------------------   -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $           42,774   $         6,805,523   $        4,270,890   $        8,394,073
                                           ==================   ===================   ==================   ==================


                                           MSF BAILLIE GIFFORD  MSF BARCLAYS CAPITAL
                                           INTERNATIONAL STOCK  AGGREGATE BOND INDEX
                                               SUBACCOUNT            SUBACCOUNT
                                           -------------------  --------------------
INVESTMENT INCOME:
      Dividends..........................  $           595,198   $        2,400,501
                                           -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              635,772              869,930
      Administrative charges.............                8,247                3,482
                                           -------------------  --------------------
        Total expenses...................              644,019              873,412
                                           -------------------  --------------------
          Net investment income (loss)...             (48,821)            1,527,089
                                           -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                   --                   --
      Realized gains (losses) on sale of
        investments......................          (1,865,274)              539,958
                                           -------------------  --------------------
          Net realized gains (losses)....          (1,865,274)              539,958
                                           -------------------  --------------------
      Change in unrealized gains (losses)
        on investments...................           10,055,019            (537,010)
                                           -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................            8,189,745                2,948
                                           -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $         8,140,924   $        1,530,037
                                           ===================  ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK         MSF BLACKROCK
                                            AGGRESSIVE GROWTH       BOND INCOME          DIVERSIFIED         LARGE CAP VALUE
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                           ------------------   ------------------   -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $        2,914,482   $           165,124  $           520,126
                                           ------------------   ------------------   -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             173,719            1,476,575               108,449              477,022
      Administrative charges.............                 203               20,152                    65                  710
                                           ------------------   ------------------   -------------------  -------------------
        Total expenses...................             173,922            1,496,727               108,514              477,732
                                           ------------------   ------------------   -------------------  -------------------
          Net investment income (loss)...           (173,922)            1,417,755                56,610               42,394
                                           ------------------   ------------------   -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --              757,282                    --            5,818,486
      Realized gains (losses) on sale of
        investments......................             682,257              554,072                78,297            (762,496)
                                           ------------------   ------------------   -------------------  -------------------
          Net realized gains (losses)....             682,257            1,311,354                78,297            5,055,990
                                           ------------------   ------------------   -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................             637,080            3,797,435               683,021            (957,652)
                                           ------------------   ------------------   -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           1,319,337            5,108,789               761,318            4,098,338
                                           ------------------   ------------------   -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        1,145,415   $        6,526,544   $           817,928  $         4,140,732
                                           ==================   ==================   ===================  ===================

                                              MSF BLACKROCK
                                              LEGACY LARGE          MSF BLACKROCK          MSF DAVIS          MSF FI VALUE
                                               CAP GROWTH           MONEY MARKET         VENTURE VALUE           LEADERS
                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           -------------------  -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $           168,752  $                --   $        1,903,932   $          364,353
                                           -------------------  -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................            1,008,718              900,510            3,646,771              413,021
      Administrative charges.............               38,360                7,081               48,016               16,348
                                           -------------------  -------------------   ------------------   ------------------
        Total expenses...................            1,047,078              907,591            3,694,787              429,369
                                           -------------------  -------------------   ------------------   ------------------
          Net investment income (loss)...            (878,326)            (907,591)          (1,790,855)             (65,016)
                                           -------------------  -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                   --                   --                   --                   --
      Realized gains (losses) on sale of
        investments......................            2,226,592                   --            6,292,588          (1,071,783)
                                           -------------------  -------------------   ------------------   ------------------
          Net realized gains (losses)....            2,226,592                   --            6,292,588          (1,071,783)
                                           -------------------  -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................            8,080,369                   --           25,583,473            5,318,587
                                           -------------------  -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           10,306,961                   --           31,876,061            4,246,804
                                           -------------------  -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $         9,428,635  $         (907,591)   $       30,085,206   $        4,181,788
                                           ===================  ===================   ==================   ==================


                                              MSF JENNISON       MSF LOOMIS SAYLES
                                                 GROWTH           SMALL CAP CORE
                                               SUBACCOUNT           SUBACCOUNT
                                           ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $            9,667   $               --
                                           ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             230,677            1,127,476
      Administrative charges.............               2,115               26,545
                                           ------------------   ------------------
        Total expenses...................             232,792            1,154,021
                                           ------------------   ------------------
          Net investment income (loss)...           (223,125)          (1,154,021)
                                           ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........           2,276,135            2,210,796
      Realized gains (losses) on sale of
        investments......................             102,369            1,938,171
                                           ------------------   ------------------
          Net realized gains (losses)....           2,378,504            4,148,967
                                           ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           (859,031)            7,532,923
                                           ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           1,519,473           11,681,890
                                           ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        1,296,348   $       10,527,869
                                           ==================   ==================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                          MSF METLIFE          MSF METLIFE
                                            MSF LOOMIS SAYLES      MSF MET/ARTISAN       CONSERVATIVE        CONSERVATIVE TO
                                            SMALL CAP GROWTH        MID CAP VALUE         ALLOCATION       MODERATE ALLOCATION
                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $         1,099,324   $        2,842,679   $        4,766,191
                                           ------------------   -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             317,529             1,644,692            1,211,819            2,149,714
      Administrative charges.............               1,172                19,777                1,515                1,871
                                           ------------------   -------------------   ------------------   -------------------
        Total expenses...................             318,701             1,664,469            1,213,334            2,151,585
                                           ------------------   -------------------   ------------------   -------------------
          Net investment income (loss)...           (318,701)             (565,145)            1,629,345            2,614,606
                                           ------------------   -------------------   ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                    --            2,362,649              515,640
      Realized gains (losses) on sale of
        investments......................             537,393           (2,097,191)              870,749            2,091,073
                                           ------------------   -------------------   ------------------   -------------------
          Net realized gains (losses)....             537,393           (2,097,191)            3,233,398            2,606,713
                                           ------------------   -------------------   ------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................           2,017,078            14,942,017            1,849,498           10,351,058
                                           ------------------   -------------------   ------------------   -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           2,554,471            12,844,826            5,082,896           12,957,771
                                           ------------------   -------------------   ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        2,235,770   $        12,279,681   $        6,712,241   $       15,572,377
                                           ==================   ===================   ==================   ===================

                                                                                          MSF METLIFE
                                               MSF METLIFE          MSF METLIFE           MODERATE TO          MSF METLIFE
                                           MID CAP STOCK INDEX  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION     STOCK INDEX
                                               SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                           -------------------  -------------------  --------------------- ------------------
INVESTMENT INCOME:
      Dividends..........................  $          326,669   $        12,070,177  $        11,995,700   $        1,027,414
                                           -------------------  -------------------  --------------------- ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             549,610             6,779,483            8,189,540              823,046
      Administrative charges.............               1,860                 4,459                2,715                3,854
                                           -------------------  -------------------  --------------------- ------------------
        Total expenses...................             551,470             6,783,942            8,192,255              826,900
                                           -------------------  -------------------  --------------------- ------------------
          Net investment income (loss)...           (224,801)             5,286,235            3,803,445              200,514
                                           -------------------  -------------------  --------------------- ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........           1,805,754                    --                   --              471,667
      Realized gains (losses) on sale of
        investments......................             611,776             3,062,545            (244,697)              951,159
                                           -------------------  -------------------  --------------------- ------------------
          Net realized gains (losses)....           2,417,530             3,062,545            (244,697)            1,422,826
                                           -------------------  -------------------  --------------------- ------------------
      Change in unrealized gains (losses)
        on investments...................           4,010,511            49,406,711           77,284,101            6,531,237
                                           -------------------  -------------------  --------------------- ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           6,428,041            52,469,256           77,039,404            7,954,063
                                           -------------------  -------------------  --------------------- ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        6,203,240   $        57,755,491  $        80,842,849   $        8,154,577
                                           ===================  ===================  ===================== ==================


                                              MSF MFS TOTAL
                                                 RETURN             MSF MFS VALUE
                                               SUBACCOUNT            SUBACCOUNT
                                           ------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $        1,493,062   $           952,293
                                           ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             732,924               692,117
      Administrative charges.............              15,071                 1,245
                                           ------------------   -------------------
        Total expenses...................             747,995               693,362
                                           ------------------   -------------------
          Net investment income (loss)...             745,067               258,931
                                           ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --               755,187
      Realized gains (losses) on sale of
        investments......................            (67,385)               458,078
                                           ------------------   -------------------
          Net realized gains (losses)....            (67,385)             1,213,265
                                           ------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................           4,497,608             5,834,096
                                           ------------------   -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           4,430,223             7,047,361
                                           ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        5,175,290   $         7,306,292
                                           ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                MSF MSCI           MSF NEUBERGER        MSF OPPENHEIMER     MSF RUSSELL 2000
                                               EAFE INDEX         BERMAN GENESIS         GLOBAL EQUITY            INDEX
                                               SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $        1,212,883   $           172,858   $          271,575   $          387,070
                                           ------------------   -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             532,416             1,061,326              257,585              534,075
      Administrative charges.............               2,019                 7,437                  584                2,085
                                           ------------------   -------------------   ------------------   ------------------
        Total expenses...................             534,435             1,068,763              258,169              536,160
                                           ------------------   -------------------   ------------------   ------------------
          Net investment income (loss)...             678,448             (895,905)               13,406            (149,090)
                                           ------------------   -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                   --
      Realized gains (losses) on sale of
        investments......................           (576,971)           (2,570,242)               72,453              620,238
                                           ------------------   -------------------   ------------------   ------------------
          Net realized gains (losses)....           (576,971)           (2,570,242)               72,453              620,238
                                           ------------------   -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           6,223,730            10,129,806            3,479,223            4,975,072
                                           ------------------   -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           5,646,759             7,559,564            3,551,676            5,595,310
                                           ------------------   -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        6,325,207   $         6,663,659   $        3,565,082   $        5,446,220
                                           ==================   ===================   ==================   ==================

                                                                                      MSF WESTERN ASSET     MSF WESTERN ASSET
                                            MSF T. ROWE PRICE    MSF T. ROWE PRICE  MANAGEMENT STRATEGIC     MANAGEMENT U.S.
                                            LARGE CAP GROWTH     SMALL CAP GROWTH    BOND OPPORTUNITIES        GOVERNMENT
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                           ------------------   ------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $               --   $        3,878,131   $         1,655,556
                                           ------------------   ------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             503,152              295,632            1,467,193             1,110,682
      Administrative charges.............               1,356                1,393               15,537                 9,251
                                           ------------------   ------------------  --------------------  -------------------
        Total expenses...................             504,508              297,025            1,482,730             1,119,933
                                           ------------------   ------------------  --------------------  -------------------
          Net investment income (loss)...           (504,508)            (297,025)            2,395,401               535,623
                                           ------------------   ------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --            2,258,230                   --                    --
      Realized gains (losses) on sale of
        investments......................           1,304,834              383,278            1,579,270               183,008
                                           ------------------   ------------------  --------------------  -------------------
          Net realized gains (losses)....           1,304,834            2,641,508            1,579,270               183,008
                                           ------------------   ------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           5,166,728              610,048            6,494,965               789,330
                                           ------------------   ------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments...................           6,471,562            3,251,556            8,074,235               972,338
                                           ------------------   ------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        5,967,054   $        2,954,531   $       10,469,636   $         1,507,961
                                           ==================   ==================  ====================  ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011




                                            AMERICAN FUNDS                 AMERICAN FUNDS                  AMERICAN FUNDS
                                                 BOND                GLOBAL SMALL CAPITALIZATION               GROWTH
                                              SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                    ------------------------------- ------------------------------ -------------------------------
                                         2012            2011            2012            2011           2012             2011
                                    --------------   -------------- --------------  -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $      433,189   $      687,979 $    (283,049)  $    (339,431) $  (2,739,584)   $  (3,678,203)
   Net realized gains (losses).....        124,693         (43,212)    (1,512,719)       (501,617)      7,418,061        6,369,636
   Change in unrealized gains
     (losses) on investments.......      1,177,522        1,499,426     20,270,863    (29,048,409)     48,022,599     (22,935,110)
                                    --------------   -------------- --------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations.............      1,735,404        2,144,193     18,475,095    (29,889,457)     52,701,076     (20,243,677)
                                    --------------   -------------- --------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........      1,093,217          824,206      2,134,958       2,503,771      6,281,366        5,364,009
   Net transfers (including fixed
     account)......................        451,936          463,876    (2,251,742)     (4,424,000)   (15,663,221)     (20,504,800)
   Contract charges................      (253,128)        (244,391)      (626,931)       (651,651)    (1,727,640)      (1,736,567)
   Transfers for contract benefits
     and terminations..............    (3,885,034)      (3,468,686)   (10,241,660)    (12,100,027)   (31,581,704)     (35,329,094)
                                    --------------   -------------- --------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..    (2,593,009)      (2,424,995)   (10,985,375)    (14,671,907)   (42,691,199)     (52,206,452)
                                    --------------   -------------- --------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets...............      (857,605)        (280,802)      7,489,720    (44,561,364)     10,009,877     (72,450,129)
NET ASSETS:
   Beginning of year...............     47,375,496       47,656,298    115,235,673     159,797,037    340,137,197      412,587,326
                                    --------------   -------------- --------------  -------------- --------------   --------------
   End of year..................... $   46,517,891   $   47,375,496 $  122,725,393  $  115,235,673 $  350,147,074   $  340,137,197
                                    ==============   ============== ==============  ============== ==============   ==============

                                                                          MIST
                                                                    ALLIANCEBERNSTEIN       MIST AMERICAN FUNDS
                                            AMERICAN FUNDS           GLOBAL DYNAMIC         BALANCED ALLOCATION
                                             GROWTH-INCOME             ALLOCATION                PORTFOLIO
                                              SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                    ------------------------------- ----------------- -------------------------------
                                         2012             2011         2012 (a)            2012             2011
                                    --------------   -------------- ---------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $       19,228   $    (160,121) $      (10,883)   $      625,394   $       26,123
   Net realized gains (losses).....      2,551,902          752,374           9,420        4,011,757        3,304,824
   Change in unrealized gains
     (losses) on investments.......     28,367,895      (7,800,587)          85,444       12,668,035      (8,717,155)
                                    --------------   -------------- ---------------   --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations.............     30,939,025      (7,208,334)          83,981       17,305,186      (5,386,208)
                                    --------------   -------------- ---------------   --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........      3,463,032        2,599,164          36,826        5,174,112        3,561,665
   Net transfers (including fixed
     account)......................    (9,937,729)      (7,650,441)       1,996,116        2,717,315      (3,493,159)
   Contract charges................      (998,076)      (1,005,846)         (4,647)      (1,308,907)      (1,256,491)
   Transfers for contract benefits
     and terminations..............   (21,607,023)     (23,797,503)        (29,386)      (8,267,068)      (7,100,400)
                                    --------------   -------------- ---------------   --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..   (29,079,796)     (29,854,626)       1,998,909      (1,684,548)      (8,288,385)
                                    --------------   -------------- ---------------   --------------   --------------
     Net increase (decrease)
       in net assets...............      1,859,229     (37,062,960)       2,082,890       15,620,638     (13,674,593)
NET ASSETS:
   Beginning of year...............    207,680,427      244,743,387              --      144,479,630      158,154,223
                                    --------------   -------------- ---------------   --------------   --------------
   End of year..................... $  209,539,656   $  207,680,427 $     2,082,890   $  160,100,268   $  144,479,630
                                    ==============   ============== ===============   ==============   ==============



                                          MIST AMERICAN FUNDS
                                           GROWTH ALLOCATION
                                              SUBACCOUNT
                                    -------------------------------
                                         2012             2011
                                    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $    (217,012)   $    (380,474)
   Net realized gains (losses).....      2,476,551        3,889,512
   Change in unrealized gains
     (losses) on investments.......     33,204,440     (18,453,221)
                                    --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations.............     35,463,979     (14,944,183)
                                    --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........     14,621,092       10,562,010
   Net transfers (including fixed
     account)......................        951,990      (1,128,357)
   Contract charges................    (2,296,954)      (2,131,370)
   Transfers for contract benefits
     and terminations..............    (8,212,536)      (8,127,158)
                                    --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      5,063,592        (824,875)
                                    --------------   --------------
     Net increase (decrease)
       in net assets...............     40,527,571     (15,769,058)
NET ASSETS:
   Beginning of year...............    239,966,279      255,735,337
                                    --------------   --------------
   End of year..................... $  280,493,850   $  239,966,279
                                    ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                        MIST AQR    MIST BLACKROCK
                                           MIST AMERICAN FUNDS         GLOBAL RISK  GLOBAL TACTICAL         MIST BLACKROCK
                                           MODERATE ALLOCATION          BALANCED      STRATEGIES            LARGE CAP CORE
                                               SUBACCOUNT              SUBACCOUNT     SUBACCOUNT              SUBACCOUNT
                                     ------------------------------- -------------- --------------- -------------------------------
                                          2012             2011         2012 (a)       2012 (a)          2012             2011
                                     --------------  --------------- -------------- --------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    1,069,659  $       437,633 $     (39,740) $     (25,241)  $     (30,991)   $     (35,795)
   Net realized gains (losses)......      4,115,721        3,030,041          3,415          1,873         (8,874)        (186,855)
   Change in unrealized gains
     (losses) on investments........      6,950,880      (4,770,720)        283,000        201,568       1,660,207           75,321
                                     --------------  --------------- -------------- --------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............     12,136,260      (1,303,046)        246,675        178,200       1,620,342        (147,329)
                                     --------------  --------------- -------------- --------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      6,037,796        5,074,094        263,136        208,566         161,604          110,765
   Net transfers (including fixed
     account).......................    (4,415,438)      (2,822,971)      9,849,753      5,770,251         508,588        1,151,062
   Contract charges.................    (1,086,090)      (1,015,067)       (32,798)       (13,930)        (71,099)         (65,471)
   Transfers for contract benefits
     and terminations...............    (7,155,222)      (6,745,431)      (152,997)      (100,707)     (1,499,602)      (1,415,707)
                                     --------------  --------------- -------------- --------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (6,618,954)      (5,509,375)      9,927,094      5,864,180       (900,509)        (219,351)
                                     --------------  --------------- -------------- --------------- --------------   --------------
     Net increase (decrease)
       in net assets................      5,517,306      (6,812,421)     10,173,769      6,042,380         719,833        (366,680)
NET ASSETS:
   Beginning of year................    130,383,950      137,196,371             --             --      13,594,636       13,961,316
                                     --------------  --------------- -------------- --------------- --------------   --------------
   End of year...................... $  135,901,256  $   130,383,950 $   10,173,769 $    6,042,380  $   14,314,469   $   13,594,636
                                     ==============  =============== ============== =============== ==============   ==============

                                                                                                       MIST INVESCO
                                              MIST CLARION                      MIST HARRIS            BALANCED-RISK
                                           GLOBAL REAL ESTATE              OAKMARK INTERNATIONAL        ALLOCATION
                                               SUBACCOUNT                       SUBACCOUNT              SUBACCOUNT
                                     ------------------------------- -------------------------------- --------------
                                          2012             2011           2012              2011         2012 (a)
                                     --------------   -------------- ---------------   -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      517,258   $    1,878,349 $       372,906   $  (1,581,950) $      (8,347)
   Net realized gains (losses)......    (2,089,097)      (3,108,742)     (1,183,812)      (1,113,035)         68,778
   Change in unrealized gains
     (losses) on investments........     16,418,773      (3,222,792)      29,009,729     (16,385,838)         78,504
                                     --------------   -------------- ---------------   -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............     14,846,934      (4,453,185)      28,198,823     (19,080,823)        138,935
                                     --------------   -------------- ---------------   -------------- --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,210,140          821,640       2,332,802        1,930,043        184,540
   Net transfers (including fixed
     account).......................      (886,362)      (2,015,653)     (3,795,268)        3,782,354      5,667,368
   Contract charges.................      (362,847)        (347,187)       (559,842)        (550,440)       (16,811)
   Transfers for contract benefits
     and terminations...............    (5,868,499)      (6,858,649)     (9,169,086)     (10,174,689)      (116,974)
                                     --------------   -------------- ---------------   -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (5,907,568)      (8,399,849)    (11,191,394)      (5,012,732)      5,718,123
                                     --------------   -------------- ---------------   -------------- --------------
     Net increase (decrease)
       in net assets................      8,939,366     (12,853,034)      17,007,429     (24,093,555)      5,857,058
NET ASSETS:
   Beginning of year................     63,228,091       76,081,125     105,629,994      129,723,549             --
                                     --------------   -------------- ---------------   -------------- --------------
   End of year...................... $   72,167,457   $   63,228,091 $   122,637,423   $  105,629,994 $    5,857,058
                                     ==============   ============== ===============   ============== ==============


                                               MIST INVESCO
                                             SMALL CAP GROWTH
                                                SUBACCOUNT
                                     --------------------------------
                                           2012             2011
                                     ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     (126,672)   $    (135,175)
   Net realized gains (losses)......         934,023          305,715
   Change in unrealized gains
     (losses) on investments........         661,800        (348,073)
                                     ---------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       1,469,151        (177,533)
                                     ---------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         124,818          116,767
   Net transfers (including fixed
     account).......................       (230,109)        (516,533)
   Contract charges.................        (50,325)         (47,622)
   Transfers for contract benefits
     and terminations...............       (946,852)        (714,653)
                                     ---------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (1,102,468)      (1,162,041)
                                     ---------------   --------------
     Net increase (decrease)
       in net assets................         366,683      (1,339,574)
NET ASSETS:
   Beginning of year................       9,072,306       10,411,880
                                     ---------------   --------------
   End of year...................... $     9,438,989   $    9,072,306
                                     ===============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                    MIST JPMORGAN
                                                             MIST JANUS             GLOBAL ACTIVE   MIST LEGG MASON CLEARBRIDGE
                                                                FORTY                ALLOCATION          AGGRESSIVE GROWTH
                                                             SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                                    ------------------------------ -------------- -------------------------------
                                                         2012            2011         2012 (a)          2012            2011
                                                    --------------  -------------- -------------- ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..................   $    (484,022)  $      178,452 $        (942) $     (278,939)  $    (248,317)
   Net realized gains (losses)...................        1,151,025         891,618         13,261         545,670         543,519
   Change in unrealized gains (losses) on
     investments.................................        7,740,628     (4,962,036)         27,390       3,237,732     (1,254,889)
                                                    --------------  -------------- -------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from operations...........................        8,407,631     (3,891,966)         39,709       3,504,463       (959,687)
                                                    --------------  -------------- -------------- ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners......................................        1,162,973       1,146,761         18,406         537,234         328,112
   Net transfers (including fixed account).......      (2,268,485)     (2,652,045)      1,423,557       (241,490)      12,978,011
   Contract charges..............................        (282,013)       (256,588)        (2,327)        (93,078)        (74,939)
   Transfers for contract benefits and
     terminations................................      (3,091,598)     (4,173,831)       (17,218)     (2,651,680)     (1,663,129)
                                                    --------------  -------------- -------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from contract transactions................      (4,479,123)     (5,935,703)      1,422,418     (2,449,014)      11,568,055
                                                    --------------  -------------- -------------- ---------------  --------------
     Net increase (decrease) in net assets.......        3,928,508     (9,827,669)      1,462,127       1,055,449      10,608,368
NET ASSETS:
   Beginning of year.............................       40,932,330      50,759,999             --      21,133,384      10,525,016
                                                    --------------  -------------- -------------- ---------------  --------------
   End of year...................................   $   44,860,838  $   40,932,330 $    1,462,127 $    22,188,833  $   21,133,384
                                                    ==============  ============== ============== ===============  ==============

                                                                                          MIST
                                                            MIST LORD ABBETT           LORD ABBETT         MIST MET/FRANKLIN
                                                             BOND DEBENTURE           MID CAP VALUE             INCOME
                                                               SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                                    -------------------------------- -------------- -------------------------------
                                                         2012              2011         2012 (a)         2012             2011
                                                    --------------    -------------- -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..................   $    5,035,501    $    4,312,820 $    (569,080) $      307,631   $      258,541
   Net realized gains (losses)...................          869,400           931,413      (212,720)        254,245          281,978
   Change in unrealized gains (losses) on
     investments.................................        3,390,799       (2,413,731)      2,066,812        387,894        (520,161)
                                                    --------------    -------------- -------------- --------------   --------------
     Net increase (decrease) in net assets resulting
       from operations...........................        9,295,700         2,830,502      1,285,012        949,770           20,358
                                                    --------------    -------------- -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners......................................        1,132,763           924,699        671,558         98,180          122,567
   Net transfers (including fixed account).......        (297,274)       (1,429,177)     66,790,919      1,279,531        1,640,091
   Contract charges..............................        (380,354)         (379,676)      (197,103)       (63,153)         (53,943)
   Transfers for contract benefits and
     terminations................................      (9,590,615)      (10,592,534)    (4,075,933)      (671,130)        (410,938)
                                                    --------------    -------------- -------------- --------------   --------------
     Net increase (decrease) in net assets resulting
       from contract transactions................      (9,135,480)      (11,476,688)     63,189,441        643,428        1,297,777
                                                    --------------    -------------- -------------- --------------   --------------
     Net increase (decrease) in net assets.......          160,220       (8,646,186)     64,474,453      1,593,198        1,318,135
NET ASSETS:
   Beginning of year.............................       85,351,971        93,998,157             --      8,380,689        7,062,554
                                                    --------------    -------------- -------------- --------------   --------------
   End of year...................................   $   85,512,191    $   85,351,971 $   64,474,453 $    9,973,887   $    8,380,689
                                                    ==============    ============== ============== ==============   ==============


                                                           MIST MET/FRANKLIN
                                                       LOW DURATION TOTAL RETURN
                                                              SUBACCOUNT
                                                    -------------------------------
                                                         2012           2011 (b)
                                                    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..................   $        5,095   $      (2,386)
   Net realized gains (losses)...................            3,812            (244)
   Change in unrealized gains (losses) on
     investments.................................           19,201          (2,011)
                                                    --------------   --------------
     Net increase (decrease) in net assets resulting
       from operations...........................           28,108          (4,641)
                                                    --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners......................................            6,274               --
   Net transfers (including fixed account).......          643,751          826,007
   Contract charges..............................          (3,761)            (948)
   Transfers for contract benefits and
     terminations................................         (89,444)         (46,727)
                                                    --------------   --------------
     Net increase (decrease) in net assets resulting
       from contract transactions................          556,820          778,332
                                                    --------------   --------------
     Net increase (decrease) in net assets.......          584,928          773,691
NET ASSETS:
   Beginning of year.............................          773,691               --
                                                    --------------   --------------
   End of year...................................   $    1,358,619   $      773,691
                                                    ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                           MIST MET/FRANKLIN               MIST MET/FRANKLIN                     MIST
                                             MUTUAL SHARES            TEMPLETON FOUNDING STRATEGY        MET/TEMPLETON GROWTH
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011           2012             2011           2012             2011
                                     --------------  -------------- ---------------  -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     (28,635)  $       80,675 $       409,908  $       74,382 $        8,693   $        5,323
   Net realized gains (losses)......        736,969         427,581         527,961         451,854         99,250          173,263
   Change in unrealized gains
     (losses) on investments........      (211,302)       (555,787)       1,199,757     (1,084,270)        381,236        (317,878)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        497,032        (47,531)       2,137,626       (558,034)        489,179        (139,292)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        186,345         207,340         296,738         415,330         70,272           59,503
   Net transfers (including fixed
     account).......................        116,935       (142,730)       (880,860)       1,278,841        690,107          222,907
   Contract charges.................       (29,000)        (27,425)       (128,309)       (122,397)       (18,676)         (15,609)
   Transfers for contract benefits
     and terminations...............      (562,231)       (499,157)       (478,999)       (780,266)      (152,054)         (49,638)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (287,951)       (461,972)     (1,191,430)         791,508        589,649          217,163
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets................        209,081       (509,503)         946,196         233,474      1,078,828           77,871
NET ASSETS:
   Beginning of year................      3,899,180       4,408,683      15,240,739      15,007,265      2,005,533        1,927,662
                                     --------------  -------------- ---------------  -------------- --------------   --------------
   End of year...................... $    4,108,261  $    3,899,180 $    16,186,935  $   15,240,739 $    3,084,361   $    2,005,533
                                     ==============  ============== ===============  ============== ==============   ==============

                                               MIST METLIFE            MIST METLIFE             MIST MFS
                                            AGGRESSIVE STRATEGY        BALANCED PLUS     RESEARCH INTERNATIONAL
                                                SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                     -------------------------------- -------------- --------------------------------
                                          2012            2011 (b)       2012 (a)         2012             2011
                                     ---------------   -------------- -------------- --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     (194,323)   $    (259,763) $     (17,133) $      385,517   $       417,087
   Net realized gains (losses)......       (223,400)        (215,698)          5,087    (1,119,276)         (873,147)
   Change in unrealized gains
     (losses) on investments........       4,536,561      (4,439,480)        155,548      9,675,503       (7,285,542)
                                     ---------------   -------------- -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       4,118,838      (4,914,941)        143,502      8,941,744       (7,741,602)
                                     ---------------   -------------- -------------- --------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         443,989          165,947         73,003      1,233,886         1,238,213
   Net transfers (including fixed
     account).......................     (2,272,370)       33,651,531      3,671,454      (714,923)       (2,215,065)
   Contract charges.................       (153,065)        (105,772)        (9,566)      (320,664)         (320,993)
   Transfers for contract benefits
     and terminations...............     (2,188,038)        (636,386)       (28,872)    (4,470,597)       (5,591,361)
                                     ---------------   -------------- -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (4,169,484)       33,075,320      3,706,019    (4,272,298)       (6,889,206)
                                     ---------------   -------------- -------------- --------------   ---------------
     Net increase (decrease)
       in net assets................        (50,646)       28,160,379      3,849,521      4,669,446      (14,630,808)
NET ASSETS:
   Beginning of year................      28,160,379               --             --     59,621,551        74,252,359
                                     ---------------   -------------- -------------- --------------   ---------------
   End of year...................... $    28,109,733   $   28,160,379 $    3,849,521 $   64,290,997   $    59,621,551
                                     ===============   ============== ============== ==============   ===============


                                            MIST MLA MID CAP
                                               SUBACCOUNT
                                     -------------------------------
                                          2012             2011
                                     --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (182,774)   $    (125,302)
   Net realized gains (losses)......      (270,764)        (333,664)
   Change in unrealized gains
     (losses) on investments........      1,232,144        (918,333)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        778,606      (1,377,299)
                                     --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        325,586          140,341
   Net transfers (including fixed
     account).......................        362,210      (1,956,037)
   Contract charges.................       (98,390)        (104,618)
   Transfers for contract benefits
     and terminations...............    (1,559,724)      (1,933,558)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (970,318)      (3,853,872)
                                     --------------   --------------
     Net increase (decrease)
       in net assets................      (191,712)      (5,231,171)
NET ASSETS:
   Beginning of year................     19,818,456       25,049,627
                                     --------------   --------------
   End of year...................... $   19,626,744   $   19,818,456
                                     ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011




                                          MIST MORGAN STANLEY                 MIST PIMCO                      MIST PIMCO
                                            MID CAP GROWTH             INFLATION PROTECTED BOND              TOTAL RETURN
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011            2012            2011           2012             2011
                                     --------------  -------------- ---------------  -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (211,760)  $    (134,507) $     1,449,412  $      253,448 $    5,138,602   $    4,188,440
   Net realized gains (losses)......        351,495       1,372,465       5,552,101       4,349,491      1,803,188       11,295,381
   Change in unrealized gains
     (losses) on investments........      1,088,098     (2,453,046)       (564,822)       2,692,670     14,167,853     (10,062,500)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      1,227,833     (1,215,088)       6,436,691       7,295,609     21,109,643        5,421,321
                                     --------------  -------------- ---------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        315,383         413,133       1,527,932       1,810,289      5,086,786        4,698,844
   Net transfers (including fixed
     account).......................      (165,899)     (1,214,128)       8,618,680       3,064,250      8,616,606      (6,313,456)
   Contract charges.................       (77,436)        (80,927)       (446,568)       (387,907)    (1,336,950)      (1,290,137)
   Transfers for contract benefits
     and terminations...............    (1,732,489)     (2,002,566)     (6,809,915)     (7,187,466)   (27,681,344)     (33,020,751)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (1,660,441)     (2,884,488)       2,890,129     (2,700,834)   (15,314,902)     (35,925,500)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets................      (432,608)     (4,099,576)       9,326,820       4,594,775      5,794,741     (30,504,179)
NET ASSETS:
   Beginning of year................     15,633,841      19,733,417      81,033,029      76,438,254    274,968,399      305,472,578
                                     --------------  -------------- ---------------  -------------- --------------   --------------
   End of year...................... $   15,201,233  $   15,633,841 $    90,359,849  $   81,033,029 $  280,763,140   $  274,968,399
                                     ==============  ============== ===============  ============== ==============   ==============

                                           MIST                                           MIST
                                          PYRAMIS                                       SCHRODERS
                                        GOVERNMENT              MIST RCM                 GLOBAL                 MIST SSGA
                                          INCOME               TECHNOLOGY              MULTI-ASSET        GROWTH AND INCOME ETF
                                        SUBACCOUNT             SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                     --------------- ------------------------------- -------------- --------------------------------
                                         2012 (a)         2012             2011         2012 (a)          2012             2011
                                     --------------- --------------   -------------- -------------- ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       (4,946) $    (316,380)   $    (339,910) $        4,308 $       715,003   $      238,414
   Net realized gains (losses)......             690      2,806,069          701,141         23,778       2,200,851        1,821,348
   Change in unrealized gains
     (losses) on investments........           4,145      (133,856)      (3,311,242)         14,688       3,889,669      (2,164,597)
                                     --------------- --------------   -------------- -------------- ---------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............           (111)      2,355,833      (2,950,011)         42,774       6,805,523        (104,835)
                                     --------------- --------------   -------------- -------------- ---------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          17,399        584,036          229,371         26,462       1,752,801        2,563,767
   Net transfers (including fixed
     account).......................       1,078,850      (874,957)        2,956,981      1,301,258       3,835,084       10,676,505
   Contract charges.................         (2,291)      (127,023)        (126,719)        (1,151)       (481,890)        (359,118)
   Transfers for contract benefits
     and terminations...............        (15,591)    (1,750,036)      (2,324,793)       (41,308)     (2,910,623)      (2,996,040)
                                     --------------- --------------   -------------- -------------- ---------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...       1,078,367    (2,167,980)          734,840      1,285,261       2,195,372        9,885,114
                                     --------------- --------------   -------------- -------------- ---------------   --------------
     Net increase (decrease)
       in net assets................       1,078,256        187,853      (2,215,171)      1,328,035       9,000,895        9,780,279
NET ASSETS:
   Beginning of year................              --     22,130,360       24,345,531             --      57,980,746       48,200,467
                                     --------------- --------------   -------------- -------------- ---------------   --------------
   End of year...................... $     1,078,256 $   22,318,213   $   22,130,360 $    1,328,035 $    66,981,641   $   57,980,746
                                     =============== ==============   ============== ============== ===============   ==============



                                                MIST SSGA
                                               GROWTH ETF
                                               SUBACCOUNT
                                     -------------------------------
                                          2012             2011
                                     --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      228,559   $       62,509
   Net realized gains (losses)......      1,585,196          415,227
   Change in unrealized gains
     (losses) on investments........      2,457,135      (1,662,665)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      4,270,890      (1,184,929)
                                     --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,359,107          770,615
   Net transfers (including fixed
     account).......................      3,776,299       12,826,022
   Contract charges.................      (274,366)        (196,935)
   Transfers for contract benefits
     and terminations...............    (1,242,922)        (873,409)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      3,618,118       12,526,293
                                     --------------   --------------
     Net increase (decrease)
       in net assets................      7,889,008       11,341,364
NET ASSETS:
   Beginning of year................     30,656,396       19,315,032
                                     --------------   --------------
   End of year...................... $   38,545,404   $   30,656,396
                                     ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                          MIST T. ROWE PRICE              MSF BAILLIE GIFFORD            MSF BARCLAYS CAPITAL
                                            MID CAP GROWTH                INTERNATIONAL STOCK            AGGREGATE BOND INDEX
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011            2012            2011            2012            2011
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (947,531)  $    (988,765) $      (48,821)  $      208,463 $     1,527,089  $    1,539,232
   Net realized gains (losses)......     10,759,773       4,647,748     (1,865,274)     (1,567,099)         539,958         554,382
   Change in unrealized gains
     (losses) on investments........    (1,418,169)     (5,453,635)      10,055,019    (11,055,203)       (537,010)       2,034,041
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      8,394,073     (1,794,652)       8,140,924    (12,413,839)       1,530,037       4,127,655
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,418,075       1,681,303         833,523         723,653         984,353         828,715
   Net transfers (including fixed
     account).......................      (160,131)     (2,369,962)         852,416       (748,523)       1,210,426     (2,380,687)
   Contract charges.................      (380,042)       (362,115)       (216,565)       (232,813)       (304,684)       (313,207)
   Transfers for contract benefits
     and terminations...............    (6,036,723)     (7,186,818)     (5,091,803)     (7,675,415)     (7,554,242)     (8,173,019)
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (5,158,821)     (8,237,592)     (3,622,429)     (7,933,098)     (5,664,147)    (10,038,198)
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
     Net increase (decrease)
       in net assets................      3,235,252    (10,032,244)       4,518,495    (20,346,937)     (4,134,110)     (5,910,543)
NET ASSETS:
   Beginning of year................     69,911,886      79,944,130      46,402,957      66,749,894      68,410,882      74,321,425
                                     --------------  -------------- ---------------  -------------- ---------------  --------------
   End of year...................... $   73,147,138  $   69,911,886 $    50,921,452  $   46,402,957 $    64,276,772  $   68,410,882
                                     ==============  ============== ===============  ============== ===============  ==============

                                              MSF BLACKROCK                   MSF BLACKROCK
                                            AGGRESSIVE GROWTH                  BOND INCOME
                                               SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------- --------------------------------
                                          2012             2011           2012              2011
                                     --------------   -------------- --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (173,922)   $    (172,646) $    1,417,755   $     3,105,665
   Net realized gains (losses)......        682,257          566,252      1,311,354          (51,480)
   Change in unrealized gains
     (losses) on investments........        637,080        (959,061)      3,797,435         2,855,601
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      1,145,415        (565,455)      6,526,544         5,909,786
                                     --------------   -------------- --------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        217,097          105,560      1,682,335         1,086,390
   Net transfers (including fixed
     account).......................      (689,910)        (335,696)      (437,281)       (9,201,171)
   Contract charges.................       (82,011)         (80,949)      (429,041)         (437,651)
   Transfers for contract benefits
     and terminations...............      (926,598)        (808,844)   (13,833,058)      (15,716,832)
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (1,481,422)      (1,119,929)   (13,017,045)      (24,269,264)
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets................      (336,007)      (1,685,384)    (6,490,501)      (18,359,478)
NET ASSETS:
   Beginning of year................     12,638,101       14,323,485    116,124,890       134,484,368
                                     --------------   -------------- --------------   ---------------
   End of year...................... $   12,302,094   $   12,638,101 $  109,634,389   $   116,124,890
                                     ==============   ============== ==============   ===============

                                              MSF BLACKROCK                   MSF BLACKROCK
                                               DIVERSIFIED                   LARGE CAP VALUE
                                               SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------- --------------------------------
                                          2012             2011           2012              2011
                                     --------------   -------------- --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       56,610   $       75,528 $       42,394   $     (118,661)
   Net realized gains (losses)......         78,297          (8,087)      5,055,990         (446,682)
   Change in unrealized gains
     (losses) on investments........        683,021          100,363      (957,652)         1,024,361
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        817,928          167,804      4,140,732           459,018
                                     --------------   -------------- --------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        114,897          156,944      1,018,681           503,369
   Net transfers (including fixed
     account).......................        206,736          269,665      1,522,498         (196,839)
   Contract charges.................       (45,375)         (42,846)      (181,895)         (169,795)
   Transfers for contract benefits
     and terminations...............      (623,189)        (738,822)    (2,924,301)       (3,048,791)
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (346,931)        (355,059)      (565,017)       (2,912,056)
                                     --------------   -------------- --------------   ---------------
     Net increase (decrease)
       in net assets................        470,997        (187,255)      3,575,715       (2,453,038)
NET ASSETS:
   Beginning of year................      7,839,589        8,026,844     32,643,434        35,096,472
                                     --------------   -------------- --------------   ---------------
   End of year...................... $    8,310,586   $    7,839,589 $   36,219,149   $    32,643,434
                                     ==============   ============== ==============   ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                         MSF BLACKROCK LEGACY                MSF BLACKROCK                     MSF DAVIS
                                           LARGE CAP GROWTH                  MONEY MARKET                    VENTURE VALUE
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011           2012             2011           2012             2011
                                     --------------  -------------- ---------------  -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (878,326)  $  (1,067,858) $     (907,591)  $  (1,152,697) $  (1,790,855)   $    (958,556)
   Net realized gains (losses)......      2,226,592       2,756,416              --              --      6,292,588        6,059,619
   Change in unrealized gains
     (losses) on investments........      8,080,369    (10,510,996)              --              --     25,583,473     (21,900,603)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      9,428,635     (8,822,438)       (907,591)     (1,152,697)     30,085,206     (16,799,540)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        890,244       1,571,815       1,438,982       1,697,230      4,096,100        5,128,338
   Net transfers (including fixed
     account).......................      (287,844)     (1,360,829)       2,385,124       7,167,939   (11,734,865)     (13,463,680)
   Contract charges.................      (217,727)       (225,287)       (350,458)       (423,487)    (1,185,820)      (1,195,228)
   Transfers for contract benefits
     and terminations...............    (9,699,867)    (11,798,109)    (16,976,227)    (23,936,876)   (26,998,674)     (31,997,581)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (9,315,194)    (11,812,410)    (13,502,579)    (15,495,194)   (35,823,259)     (41,528,151)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets................        113,441    (20,634,848)    (14,410,170)    (16,647,891)    (5,738,053)     (58,327,691)
NET ASSETS:
   Beginning of year................     75,112,353      95,747,201      77,539,481      94,187,372    278,040,874      336,368,565
                                     --------------  -------------- ---------------  -------------- --------------   --------------
   End of year...................... $   75,225,794  $   75,112,353 $    63,129,311  $   77,539,481 $  272,302,821   $  278,040,874
                                     ==============  ============== ===============  ============== ==============   ==============

                                                  MSF FI                       MSF JENNISON
                                               VALUE LEADERS                      GROWTH
                                                SUBACCOUNT                      SUBACCOUNT
                                     -------------------------------- -------------------------------
                                           2012             2011           2012             2011
                                     ---------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      (65,016)   $    (103,642) $    (223,125)   $    (137,106)
   Net realized gains (losses)......     (1,071,783)      (1,531,506)      2,378,504          449,153
   Change in unrealized gains
     (losses) on investments........       5,318,587        (912,017)      (859,031)        (398,330)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       4,181,788      (2,547,165)      1,296,348         (86,283)
                                     ---------------   -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         395,519          683,236        306,625          275,885
   Net transfers (including fixed
     account).......................       (787,207)        (899,768)      8,740,336          973,122
   Contract charges.................        (80,982)         (83,599)       (90,965)         (48,434)
   Transfers for contract benefits
     and terminations...............     (4,085,016)      (4,602,676)    (1,262,007)      (1,673,072)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (4,557,686)      (4,902,807)      7,693,989        (472,499)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................       (375,898)      (7,449,972)      8,990,337        (558,782)
NET ASSETS:
   Beginning of year................      30,961,867       38,411,839     11,125,749       11,684,531
                                     ---------------   -------------- --------------   --------------
   End of year...................... $    30,585,969   $   30,961,867 $   20,116,086   $   11,125,749
                                     ===============   ============== ==============   ==============

                                             MSF LOOMIS SAYLES               MSF LOOMIS SAYLES
                                              SMALL CAP CORE                 SMALL CAP GROWTH
                                                SUBACCOUNT                      SUBACCOUNT
                                     -------------------------------- -------------------------------
                                           2012             2011           2012             2011
                                     ---------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $   (1,154,021)   $  (1,224,935) $    (318,701)   $    (345,518)
   Net realized gains (losses)......       4,148,967        2,080,338        537,393          577,446
   Change in unrealized gains
     (losses) on investments........       7,532,923      (1,129,330)      2,017,078          292,391
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      10,527,869        (273,927)      2,235,770          524,319
                                     ---------------   -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........       1,195,877        1,084,118        395,483          396,528
   Net transfers (including fixed
     account).......................     (3,093,035)      (4,894,399)    (1,070,599)      (1,209,941)
   Contract charges.................       (308,287)        (315,439)      (116,236)        (118,913)
   Transfers for contract benefits
     and terminations...............     (8,866,293)     (11,460,399)    (1,958,475)      (2,790,712)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (11,071,738)     (15,586,119)    (2,749,827)      (3,723,038)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................       (543,869)     (15,860,046)      (514,057)      (3,198,719)
NET ASSETS:
   Beginning of year................      85,523,533      101,383,579     24,268,255       27,466,974
                                     ---------------   -------------- --------------   --------------
   End of year...................... $    84,979,664   $   85,523,533 $   23,754,198   $   24,268,255
                                     ===============   ============== ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                            MSF MET/ARTISAN                   MSF METLIFE             MSF METLIFE CONSERVATIVE TO
                                             MID CAP VALUE              CONSERVATIVE ALLOCATION           MODERATE ALLOCATION
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011           2012             2011           2012             2011
                                     --------------  -------------- --------------   -------------- --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (565,145)  $    (644,486) $    1,629,345   $      886,059 $    2,614,606  $     1,287,737
   Net realized gains (losses)......    (2,097,191)     (4,315,507)      3,233,398        2,506,599      2,606,713        1,841,296
   Change in unrealized gains
     (losses) on investments........     14,942,017      12,582,765      1,849,498      (1,868,017)     10,351,058      (3,454,901)
                                     --------------  -------------- --------------   -------------- --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............     12,279,681       7,622,772      6,712,241        1,524,641     15,572,377        (325,868)
                                     --------------  -------------- --------------   -------------- --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,470,782       1,365,552        820,442        1,765,269      3,720,482        4,036,383
   Net transfers (including fixed
     account).......................    (4,748,996)     (7,844,413)     12,654,718        (411,791)      (644,635)        1,297,886
   Contract charges.................      (475,648)       (498,851)      (619,588)        (510,358)    (1,019,920)      (1,005,004)
   Transfers for contract benefits
     and terminations...............   (14,458,441)    (17,247,745)    (6,794,165)      (9,194,953)   (12,735,687)     (11,914,378)
                                     --------------  -------------- --------------   -------------- --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...   (18,212,303)    (24,225,457)      6,061,407      (8,351,833)   (10,679,760)      (7,585,113)
                                     --------------  -------------- --------------   -------------- --------------  ---------------
     Net increase (decrease)
       in net assets................    (5,932,622)    (16,602,685)     12,773,648      (6,827,192)      4,892,617      (7,910,981)
NET ASSETS:
   Beginning of year................    128,297,188     144,899,873     86,241,071       93,068,263    159,343,386      167,254,367
                                     --------------  -------------- --------------   -------------- --------------  ---------------
   End of year...................... $  122,364,566  $  128,297,188 $   99,014,719   $   86,241,071 $  164,236,003  $   159,343,386
                                     ==============  ============== ==============   ============== ==============  ===============

                                               MSF METLIFE                     MSF METLIFE               MSF METLIFE MODERATE TO
                                           MID CAP STOCK INDEX             MODERATE ALLOCATION            AGGRESSIVE ALLOCATION
                                               SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------- ------------------------------- -------------------------------
                                          2012             2011           2012             2011           2012             2011
                                     --------------   -------------- --------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (224,801)   $    (258,278) $    5,286,235   $    1,242,140 $    3,803,445   $      761,447
   Net realized gains (losses)......      2,417,530        2,869,574      3,062,545        1,266,018      (244,697)      (2,244,765)
   Change in unrealized gains
     (losses) on investments........      4,010,511      (3,888,821)     49,406,711     (16,593,080)     77,284,101     (30,383,661)
                                     --------------   -------------- --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      6,203,240      (1,277,525)     57,755,491     (14,084,922)     80,842,849     (31,866,979)
                                     --------------   -------------- --------------   -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,022,853          707,196     10,362,423        7,464,072     19,565,094       12,341,567
   Net transfers (including fixed
     account).......................      (228,886)      (1,103,868)    (6,747,534)       11,445,432   (20,532,427)     (13,708,821)
   Contract charges.................      (215,065)        (206,857)    (3,758,230)      (3,687,168)    (5,287,103)      (5,156,068)
   Transfers for contract benefits
     and terminations...............    (3,923,173)      (4,973,548)   (32,997,207)     (37,274,768)   (30,894,802)     (32,809,582)
                                     --------------   -------------- --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (3,344,271)      (5,577,077)   (33,140,548)     (22,052,432)   (37,149,238)     (39,332,904)
                                     --------------   -------------- --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................      2,858,969      (6,854,602)     24,614,943     (36,137,354)     43,693,611     (71,199,883)
NET ASSETS:
   Beginning of year................     40,192,782       47,047,384    499,992,633      536,129,987    594,591,283      665,791,166
                                     --------------   -------------- --------------   -------------- --------------   --------------
   End of year...................... $   43,051,751   $   40,192,782 $  524,607,576   $  499,992,633 $  638,284,894   $  594,591,283
                                     ==============   ============== ==============   ============== ==============   ==============

                                               MSF METLIFE
                                               STOCK INDEX
                                               SUBACCOUNT
                                     --------------------------------
                                          2012              2011
                                     --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      200,514    $      137,134
   Net realized gains (losses)......      1,422,826           873,914
   Change in unrealized gains
     (losses) on investments........      6,531,237         (684,523)
                                     --------------    --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      8,154,577           326,525
                                     --------------    --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........      1,368,862         1,136,715
   Net transfers (including fixed
     account).......................      (533,345)       (1,257,258)
   Contract charges.................      (289,238)         (282,338)
   Transfers for contract benefits
     and terminations...............    (6,003,647)       (9,271,692)
                                     --------------    --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (5,457,368)       (9,674,573)
                                     --------------    --------------
     Net increase (decrease)
       in net assets................      2,697,209       (9,348,048)
NET ASSETS:
   Beginning of year................     59,866,197        69,214,245
                                     --------------    --------------
   End of year...................... $   62,563,406    $   59,866,197
                                     ==============    ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                MSF MFS                         MSF MFS                        MSF MSCI
                                             TOTAL RETURN                        VALUE                        EAFE INDEX
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------ ------------------------------- -------------------------------
                                          2012            2011           2012             2011           2012             2011
                                     --------------  -------------- ---------------  -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      745,067  $      748,678 $       258,931  $       67,467 $      678,448   $      472,666
   Net realized gains (losses)......       (67,385)       (603,052)       1,213,265        (68,445)      (576,971)         (99,893)
   Change in unrealized gains
     (losses) on investments........      4,497,608         389,149       5,834,096       (140,737)      6,223,730      (6,643,460)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      5,175,290         534,775       7,306,292       (141,715)      6,325,207      (6,270,687)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        550,783         649,985         806,852         734,461        742,542          612,609
   Net transfers (including fixed
     account).......................      (436,722)     (1,899,855)     (2,222,828)       (326,618)      (293,375)        (629,277)
   Contract charges.................      (178,420)       (179,561)       (266,607)       (262,419)      (208,348)        (218,048)
   Transfers for contract benefits
     and terminations...............    (6,374,219)     (7,745,882)     (4,626,137)     (5,655,771)    (3,324,679)      (4,202,083)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (6,438,578)     (9,175,313)     (6,308,720)     (5,510,347)    (3,083,860)      (4,436,799)
                                     --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets................    (1,263,288)     (8,640,538)         997,572     (5,652,062)      3,241,347     (10,707,486)
NET ASSETS:
   Beginning of year................     54,923,358      63,563,896      50,959,834      56,611,896     39,626,666       50,334,152
                                     --------------  -------------- ---------------  -------------- --------------   --------------
   End of year...................... $   53,660,070  $   54,923,358 $    51,957,406  $   50,959,834 $   42,868,013   $   39,626,666
                                     ==============  ============== ===============  ============== ==============   ==============

                                               MSF NEUBERGER                  MSF OPPENHEIMER
                                              BERMAN GENESIS                   GLOBAL EQUITY
                                                SUBACCOUNT                      SUBACCOUNT
                                     -------------------------------- -------------------------------
                                           2012             2011           2012             2011
                                     ---------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     (895,905)   $    (621,106) $       13,406   $      118,138
   Net realized gains (losses)......     (2,570,242)      (4,429,945)         72,453          119,453
   Change in unrealized gains
     (losses) on investments........      10,129,806        9,186,287      3,479,223      (2,221,090)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       6,663,659        4,135,236      3,565,082      (1,983,499)
                                     ---------------   -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........       1,004,546          893,961        253,723          342,868
   Net transfers (including fixed
     account).......................     (3,646,543)      (6,661,621)        514,425        (931,153)
   Contract charges.................       (341,869)        (368,142)      (103,494)        (104,265)
   Transfers for contract benefits
     and terminations...............     (8,299,912)      (9,481,254)    (1,431,056)      (1,674,177)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...    (11,283,778)     (15,617,056)      (766,402)      (2,366,727)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................     (4,620,119)     (11,481,820)      2,798,680      (4,350,226)
NET ASSETS:
   Beginning of year................      84,186,481       95,668,301     18,224,703       22,574,929
                                     ---------------   -------------- --------------   --------------
   End of year...................... $    79,566,362   $   84,186,481 $   21,023,383   $   18,224,703
                                     ===============   ============== ==============   ==============

                                                                             MSF T. ROWE PRICE
                                          MSF RUSSELL 2000 INDEX             LARGE CAP GROWTH
                                                SUBACCOUNT                      SUBACCOUNT
                                     -------------------------------- -------------------------------
                                           2012             2011           2012             2011
                                     ---------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     (149,090)   $    (189,860) $    (504,508)   $    (502,848)
   Net realized gains (losses)......         620,238          550,758      1,304,834        1,008,633
   Change in unrealized gains
     (losses) on investments........       4,975,072      (2,602,320)      5,166,728      (1,387,462)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       5,446,220      (2,241,422)      5,967,054        (881,677)
                                     ---------------   -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         733,221          578,999        966,347          565,481
   Net transfers (including fixed
     account).......................       (821,875)      (1,099,516)        848,532        (186,151)
   Contract charges.................       (196,228)        (193,548)      (193,204)        (182,443)
   Transfers for contract benefits
     and terminations...............     (3,861,001)      (4,644,566)    (4,198,516)      (4,778,346)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (4,145,883)      (5,358,631)    (2,576,841)      (4,581,459)
                                     ---------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................       1,300,337      (7,600,053)      3,390,213      (5,463,136)
NET ASSETS:
   Beginning of year................      39,141,905       46,741,958     35,124,226       40,587,362
                                     ---------------   -------------- --------------   --------------
   End of year...................... $    40,442,242   $   39,141,905 $   38,514,439   $   35,124,226
                                     ===============   ============== ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                       MSF T. ROWE PRICE         MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT
                                       SMALL CAP GROWTH          STRATEGIC BOND OPPORTUNITIES           U.S. GOVERNMENT
                                          SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                 ------------------------------ ------------------------------- -------------------------------
                                      2012            2011           2012             2011           2012             2011
                                 --------------  -------------- ---------------  -------------- --------------   --------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment
     income (loss).............. $    (297,025)  $    (274,510) $     2,395,401  $    4,347,979 $      535,623   $       18,268
   Net realized gains (losses)..      2,641,508         570,688       1,579,270       1,308,432        183,008        3,216,148
   Change in unrealized gains
     (losses) on investments....        610,048       (308,492)       6,494,965       (372,874)        789,330          385,241
                                 --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..........      2,954,531        (12,314)      10,469,636       5,283,537      1,507,961        3,619,657
                                 --------------  -------------- ---------------  -------------- --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.......        498,122         805,812       1,090,430         979,150      1,035,411        1,033,706
   Net transfers (including
     fixed account).............      1,390,705       2,020,280       (542,886)     (1,864,335)       (42,333)        (989,837)
   Contract charges.............      (119,754)       (102,329)       (425,816)       (419,260)      (338,922)        (361,588)
   Transfers for contract
     benefits and terminations..    (1,713,819)     (1,495,380)    (12,354,056)    (15,233,642)   (10,047,724)     (12,618,218)
                                 --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............         55,254       1,228,383    (12,232,328)    (16,538,087)    (9,393,568)     (12,935,937)
                                 --------------  -------------- ---------------  -------------- --------------   --------------
     Net increase (decrease)
       in net assets............      3,009,785       1,216,069     (1,762,692)    (11,254,550)    (7,885,607)      (9,316,280)
NET ASSETS:
   Beginning of year............     20,434,500      19,218,431     112,449,197     123,703,747     88,784,513       98,100,793
                                 --------------  -------------- ---------------  -------------- --------------   --------------
   End of year.................. $   23,444,285  $   20,434,500 $   110,686,505  $  112,449,197 $   80,898,906   $   88,784,513
                                 ==============  ============== ===============  ============== ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.



 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*


* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF SUBACCOUNTS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2012:

American Funds Bond Subaccount                         MIST Legg Mason ClearBridge Aggressive Growth
American Funds Global Small Capitalization               Subaccount (a)
   Subaccount                                          MIST Lord Abbett Bond Debenture Subaccount
American Funds Growth Subaccount                       MIST Lord Abbett Mid Cap Value Subaccount (b)
American Funds Growth-Income Subaccount                MIST Met/Franklin Income Subaccount
MIST AllianceBernstein Global Dynamic Allocation       MIST Met/Franklin Low Duration Total Return
   Subaccount (b)                                        Subaccount
MIST American Funds Balanced Allocation                MIST Met/Franklin Mutual Shares Subaccount
   Subaccount                                          MIST Met/Franklin Templeton Founding Strategy
MIST American Funds Growth Allocation Subaccount         Subaccount
MIST American Funds Moderate Allocation                MIST Met/Templeton Growth Subaccount
   Subaccount                                          MIST MetLife Aggressive Strategy Subaccount
MIST AQR Global Risk Balanced Subaccount (b)           MIST MetLife Balanced Plus Subaccount (b)
MIST BlackRock Global Tactical Strategies              MIST MFS Research International Subaccount
   Subaccount (b)                                      MIST MLA Mid Cap Subaccount
MIST BlackRock Large Cap Core Subaccount               MIST Morgan Stanley Mid Cap Growth Subaccount
MIST Clarion Global Real Estate Subaccount             MIST PIMCO Inflation Protected Bond Subaccount
MIST Harris Oakmark International Subaccount (a)       MIST PIMCO Total Return Subaccount
MIST Invesco Balanced-Risk Allocation                  MIST Pyramis Government Income Subaccount (b)
   Subaccount (b)                                      MIST RCM Technology Subaccount
MIST Invesco Small Cap Growth Subaccount               MIST Schroders Global Multi-Asset Subaccount (b)
MIST Janus Forty Subaccount                            MIST SSgA Growth and Income ETF Subaccount
MIST JPMorgan Global Active Allocation                 MIST SSgA Growth ETF Subaccount
   Subaccount (b)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF SUBACCOUNTS -- (CONCLUDED)


MIST T. Rowe Price Mid Cap Growth Subaccount                MSF MetLife Mid Cap Stock Index Subaccount
MSF Baillie Gifford International Stock Subaccount (a)      MSF MetLife Moderate Allocation Subaccount
MSF Barclays Capital Aggregate Bond Index                   MSF MetLife Moderate to Aggressive Allocation
   Subaccount                                                  Subaccount
MSF BlackRock Aggressive Growth Subaccount                  MSF MetLife Stock Index Subaccount
MSF BlackRock Bond Income Subaccount (a)                    MSF MFS Total Return Subaccount (a)
MSF BlackRock Diversified Subaccount                        MSF MFS Value Subaccount (a)
MSF BlackRock Large Cap Value Subaccount (a)                MSF MSCI EAFE Index Subaccount
MSF BlackRock Legacy Large Cap Growth                       MSF Neuberger Berman Genesis Subaccount (a)
   Subaccount (a)                                           MSF Oppenheimer Global Equity Subaccount
MSF BlackRock Money Market Subaccount (a)                   MSF Russell 2000 Index Subaccount
MSF Davis Venture Value Subaccount (a)                      MSF T. Rowe Price Large Cap Growth Subaccount
MSF FI Value Leaders Subaccount (a)                         MSF T. Rowe Price Small Cap Growth Subaccount
MSF Jennison Growth Subaccount (a)                          MSF Western Asset Management Strategic Bond
MSF Loomis Sayles Small Cap Core Subaccount (a)                Opportunities Subaccount (a)
MSF Loomis Sayles Small Cap Growth Subaccount               MSF Western Asset Management U.S. Government
MSF Met/Artisan Mid Cap Value Subaccount (a)                   Subaccount (a)
MSF MetLife Conservative Allocation Subaccount
MSF MetLife Conservative to Moderate Allocation
   Subaccount

(a) This Subaccount invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Subaccount began operations during the year ended December 31, 2012.

3. PORTFOLIO CHANGES


The following Subaccounts ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Subaccount
MSF Lord Abbett Mid Cap Value Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                               New Name

(MIST) Lazard Mid Cap Portfolio                           (MIST) MLA Mid Cap Portfolio
(MSF) Artio International Stock Portfolio                 (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                 (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio            (MSF) Lord Abbett Mid Cap Value Portfolio

MERGERS:

Former Portfolio                                            New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio           (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                   (MIST) Lord Abbett Mid Cap Value Portfolio

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.


5. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -----------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                             1.15% - 2.20%
     -----------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                         0.10%
     -----------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                          0.25%
     -----------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

   Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

   Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

   Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the period return on the investment.

   Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

   Enhanced Death Benefit -- For an additional charge, the Company will guarantee the highest value on any contract anniversary.

   Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                      0.75%
     -----------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                                0.50% - 1.80%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                                0.50% - 0.95%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                            0.50% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                       0.75% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                       0.55% - 1.00%
     -----------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS



                                                                         AS OF DECEMBER 31, 2012
                                                                    ---------------------------------

                                                                        SHARES            COST ($)
                                                                    --------------     --------------
     American Funds Bond Subaccount................................      4,164,542         45,651,088
     American Funds Global Small Capitalization Subaccount.........      6,179,533        127,317,046
     American Funds Growth Subaccount..............................      5,792,344        285,757,235
     American Funds Growth-Income Subaccount.......................      5,479,596        184,557,741
     MIST AllianceBernstein Global Dynamic Allocation
        Subaccount (a).............................................        194,666          1,997,478
     MIST American Funds Balanced Allocation Portfolio
        Subaccount.................................................     15,335,278        124,743,692
     MIST American Funds Growth Allocation Subaccount..............     27,993,404        213,687,159
     MIST American Funds Moderate Allocation Subaccount............     12,930,662        111,579,862
     MIST AQR Global Risk Balanced Subaccount (a)..................        883,143          9,890,807
     MIST BlackRock Global Tactical Strategies Subaccount (a)......        581,560          5,840,843
     MIST BlackRock Large Cap Core Subaccount......................      1,497,345         14,008,709
     MIST Clarion Global Real Estate Subaccount....................      6,302,837         80,877,635
     MIST Harris Oakmark International Subaccount..................      8,257,016        115,524,548
     MIST Invesco Balanced-Risk Allocation Subaccount (a)..........        558,349          5,778,581
     MIST Invesco Small Cap Growth Subaccount......................        619,769          7,941,188
     MIST Janus Forty Subaccount...................................        602,322         36,384,452
     MIST JPMorgan Global Active Allocation Subaccount (a).........        139,252          1,434,757
     MIST Legg Mason ClearBridge Aggressive Growth Subaccount......      2,435,258         19,766,358
     MIST Lord Abbett Bond Debenture Subaccount....................      6,434,332         77,098,770
     MIST Lord Abbett Mid Cap Value Subaccount (a).................      3,718,258         62,407,778
     MIST Met/Franklin Income Subaccount...........................        941,832          9,291,810
     MIST Met/Franklin Low Duration Total Return Subaccount........        134,792          1,341,518
     MIST Met/Franklin Mutual Shares Subaccount....................        541,289          4,219,298
     MIST Met/Franklin Templeton Founding Strategy Subaccount......      1,551,965         13,352,588
     MIST Met/Templeton Growth Subaccount..........................        311,245          2,765,347
     MIST MetLife Aggressive Strategy Subaccount...................      2,695,091         28,012,718
     MIST MetLife Balanced Plus Subaccount (a).....................        359,773          3,694,024
     MIST MFS Research International Subaccount....................      6,272,307         69,071,079
     MIST MLA Mid Cap Subaccount...................................      1,755,534         21,126,155
     MIST Morgan Stanley Mid Cap Growth Subaccount.................      1,331,116         13,615,438
     MIST PIMCO Inflation Protected Bond Subaccount................      7,683,666         84,808,412
     MIST PIMCO Total Return Subaccount............................     22,177,197        255,991,712
     MIST Pyramis Government Income Subaccount (a).................         97,583          1,074,146
     MIST RCM Technology Subaccount................................      5,239,034         22,810,468
     MIST Schroders Global Multi-Asset Subaccount (a)..............        125,884          1,313,388
     MIST SSgA Growth and Income ETF Subaccount....................      5,577,157         59,319,295
     MIST SSgA Growth ETF Subaccount...............................      3,322,882         35,030,769
     MIST T. Rowe Price Mid Cap Growth Subaccount..................      7,959,438         63,911,065
     MSF Baillie Gifford International Stock Subaccount............      5,544,071         58,182,827
     MSF Barclays Capital Aggregate Bond Index Subaccount..........      5,653,203         60,397,264
     MSF BlackRock Aggressive Growth Subaccount....................        450,136          8,899,546
     MSF BlackRock Bond Income Subaccount..........................        962,854        103,580,325
     MSF BlackRock Diversified Subaccount..........................        476,804          7,629,975
     MSF BlackRock Large Cap Value Subaccount......................      3,719,533         39,946,434
     MSF BlackRock Legacy Large Cap Growth Subaccount..............      2,663,094         61,978,911
     MSF BlackRock Money Market Subaccount.........................        631,294         63,129,430
     MSF Davis Venture Value Subaccount............................      8,243,324        224,565,612
     MSF FI Value Leaders Subaccount...............................        203,523         34,515,248
     MSF Jennison Growth Subaccount................................      1,728,624         19,848,755
     MSF Loomis Sayles Small Cap Core Subaccount...................        344,751         70,252,208
     MSF Loomis Sayles Small Cap Growth Subaccount.................      2,201,511         19,782,437
     MSF Met/Artisan Mid Cap Value Subaccount......................        626,761        128,521,932
     MSF MetLife Conservative Allocation Subaccount................      8,348,628         91,003,857
     MSF MetLife Conservative to Moderate Allocation Subaccount....     13,629,545        144,953,362

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                    --------------------------------
                                                                        COST OF          PROCEEDS
                                                                     PURCHASES ($)    FROM SALES ($)
                                                                    --------------    --------------
     American Funds Bond Subaccount................................      4,112,091         6,271,977
     American Funds Global Small Capitalization Subaccount.........      4,817,233        16,085,640
     American Funds Growth Subaccount..............................      5,159,048        50,589,919
     American Funds Growth-Income Subaccount.......................      3,683,102        32,743,782
     MIST AllianceBernstein Global Dynamic Allocation
        Subaccount (a).............................................      2,294,127           306,069
     MIST American Funds Balanced Allocation Portfolio
        Subaccount.................................................     13,223,142        12,703,067
     MIST American Funds Growth Allocation Subaccount..............     16,994,882        12,148,304
     MIST American Funds Moderate Allocation Subaccount............     10,910,342        14,651,567
     MIST AQR Global Risk Balanced Subaccount (a)..................     10,033,235           145,843
     MIST BlackRock Global Tactical Strategies Subaccount (a)......      6,036,704           197,733
     MIST BlackRock Large Cap Core Subaccount......................      1,603,560         2,535,125
     MIST Clarion Global Real Estate Subaccount....................      3,635,414         9,025,829
     MIST Harris Oakmark International Subaccount..................      6,969,996        17,788,515
     MIST Invesco Balanced-Risk Allocation Subaccount (a)..........      6,122,158           350,175
     MIST Invesco Small Cap Growth Subaccount......................      1,596,445         2,222,387
     MIST Janus Forty Subaccount...................................      2,508,412         7,471,557
     MIST JPMorgan Global Active Allocation Subaccount (a).........      1,710,784           280,388
     MIST Legg Mason ClearBridge Aggressive Growth Subaccount......      3,476,144         6,204,226
     MIST Lord Abbett Bond Debenture Subaccount....................      8,578,660        12,678,710
     MIST Lord Abbett Mid Cap Value Subaccount (a).................     69,882,453         7,261,955
     MIST Met/Franklin Income Subaccount...........................      2,812,609         1,675,255
     MIST Met/Franklin Low Duration Total Return Subaccount........        958,834           396,917
     MIST Met/Franklin Mutual Shares Subaccount....................      2,272,732         1,731,837
     MIST Met/Franklin Templeton Founding Strategy Subaccount......      1,466,364         1,997,618
     MIST Met/Templeton Growth Subaccount..........................      1,693,377           996,095
     MIST MetLife Aggressive Strategy Subaccount...................        679,146         5,043,018
     MIST MetLife Balanced Plus Subaccount (a).....................      3,869,837           180,900
     MIST MFS Research International Subaccount....................      3,804,139         7,690,958
     MIST MLA Mid Cap Subaccount...................................      1,823,668         2,976,832
     MIST Morgan Stanley Mid Cap Growth Subaccount.................      1,763,797         3,636,070
     MIST PIMCO Inflation Protected Bond Subaccount................     16,977,794         7,490,004
     MIST PIMCO Total Return Subaccount............................     18,873,077        29,049,349
     MIST Pyramis Government Income Subaccount (a).................      1,269,715           196,258
     MIST RCM Technology Subaccount................................      5,835,445         5,476,812
     MIST Schroders Global Multi-Asset Subaccount (a)..............      1,394,894            83,480
     MIST SSgA Growth and Income ETF Subaccount....................     13,944,012         9,615,126
     MIST SSgA Growth ETF Subaccount...............................     10,743,554         5,634,307
     MIST T. Rowe Price Mid Cap Growth Subaccount..................     13,122,466         9,724,513
     MSF Baillie Gifford International Stock Subaccount............      4,246,475         7,917,911
     MSF Barclays Capital Aggregate Bond Index Subaccount..........      5,475,123         9,612,276
     MSF BlackRock Aggressive Growth Subaccount....................        856,242         2,511,605
     MSF BlackRock Bond Income Subaccount..........................      6,181,388        17,023,429
     MSF BlackRock Diversified Subaccount..........................      1,155,892         1,446,232
     MSF BlackRock Large Cap Value Subaccount......................     11,403,041         6,107,332
     MSF BlackRock Legacy Large Cap Growth Subaccount..............      3,958,742        14,152,405
     MSF BlackRock Money Market Subaccount.........................     13,923,114        28,333,325
     MSF Davis Venture Value Subaccount............................      3,425,570        41,039,744
     MSF FI Value Leaders Subaccount...............................      1,194,600         5,817,384
     MSF Jennison Growth Subaccount................................     13,026,143         3,279,213
     MSF Loomis Sayles Small Cap Core Subaccount...................      3,600,310        13,615,401
     MSF Loomis Sayles Small Cap Growth Subaccount.................        614,543         3,683,159
     MSF Met/Artisan Mid Cap Value Subaccount......................      2,493,526        21,271,082
     MSF MetLife Conservative Allocation Subaccount................     22,138,215        12,084,864
     MSF MetLife Conservative to Moderate Allocation Subaccount....     15,721,369        23,270,908

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)



                                                                         AS OF DECEMBER 31, 2012
                                                                     --------------------------------

                                                                        SHARES            COST ($)
                                                                     -------------     --------------
     MSF MetLife Mid Cap Stock Index Subaccount....................      3,006,418         37,142,525
     MSF MetLife Moderate Allocation Subaccount....................     43,936,986        472,250,664
     MSF MetLife Moderate to Aggressive Allocation Subaccount......     54,414,742        609,836,155
     MSF MetLife Stock Index Subaccount............................      1,929,187         54,621,573
     MSF MFS Total Return Subaccount...............................        385,498         52,297,613
     MSF MFS Value Subaccount......................................      3,789,533         47,242,054
     MSF MSCI EAFE Index Subaccount................................      3,721,195         43,011,191
     MSF Neuberger Berman Genesis Subaccount.......................      6,095,314         90,998,002
     MSF Oppenheimer Global Equity Subaccount......................      1,271,067         18,792,174
     MSF Russell 2000 Index Subaccount.............................      2,830,120         34,293,306
     MSF T. Rowe Price Large Cap Growth Subaccount.................      2,195,808         29,937,521
     MSF T. Rowe Price Small Cap Growth Subaccount.................      1,392,180         20,255,060
     MSF Western Asset Management Strategic Bond
        Opportunities Subaccount...................................      7,952,743         96,656,237
     MSF Western Asset Management U.S. Government Subaccount.......      6,576,721         79,232,300

                                                                            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF           PROCEEDS
                                                                      PURCHASES ($)     FROM SALES ($)
                                                                     --------------    ---------------
     MSF MetLife Mid Cap Stock Index Subaccount....................       3,885,914          5,649,244
     MSF MetLife Moderate Allocation Subaccount....................      21,174,781         49,029,112
     MSF MetLife Moderate to Aggressive Allocation Subaccount......      23,033,450         56,379,258
     MSF MetLife Stock Index Subaccount............................       4,763,266          9,548,496
     MSF MFS Total Return Subaccount...............................       3,149,194          8,842,800
     MSF MFS Value Subaccount......................................       3,776,084          9,070,833
     MSF MSCI EAFE Index Subaccount................................       3,614,823          6,020,268
     MSF Neuberger Berman Genesis Subaccount.......................       1,122,826         13,302,631
     MSF Oppenheimer Global Equity Subaccount......................       2,221,592          2,974,684
     MSF Russell 2000 Index Subaccount.............................       1,681,543          5,976,542
     MSF T. Rowe Price Large Cap Growth Subaccount.................       3,318,547          6,400,007
     MSF T. Rowe Price Small Cap Growth Subaccount.................       4,892,634          2,876,289
     MSF Western Asset Management Strategic Bond
        Opportunities Subaccount...................................       7,049,001         16,886,158
     MSF Western Asset Management U.S. Government Subaccount.......       5,021,818         13,879,912

(a) For the period April 30, 2012 to December 31, 2012.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:






                                                                     AMERICAN FUNDS
                                       AMERICAN FUNDS BOND     GLOBAL SMALL CAPITALIZATION    AMERICAN FUNDS GROWTH
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012           2011          2012          2011         2012          2011
                                   -------------  ------------  ------------  ------------ ------------  -------------

Units beginning of year...........     2,799,117     2,945,065    47,555,817    52,551,757   23,960,658     27,474,181
Units issued and transferred
   from other funding options.....       408,685       589,020     5,603,847     7,492,985    1,963,696      2,005,320
Units redeemed and transferred to
   other funding options..........     (559,519)     (734,968)   (9,697,726)  (12,488,925)  (4,747,173)    (5,518,843)
                                   -------------  ------------  ------------  ------------ ------------  -------------
Units end of year.................     2,648,283     2,799,117    43,461,938    47,555,817   21,177,181     23,960,658
                                   =============  ============  ============  ============ ============  =============


                                                                  MIST
                                                                ALLIANCE
                                                                BERNSTEIN
                                                                 GLOBAL
                                         AMERICAN FUNDS          DYNAMIC         MIST AMERICAN FUNDS
                                          GROWTH-INCOME        ALLOCATION   BALANCED ALLOCATION PORTFOLIO
                                           SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                   -------------------------- ------------- -----------------------------
                                       2012          2011       2012 (a)         2012           2011
                                   ------------  ------------ -------------  -------------  -------------

Units beginning of year...........   21,480,195    24,532,016            --     15,069,191     15,942,456
Units issued and transferred
   from other funding options.....    1,502,806     1,810,570       229,263      1,527,134      1,448,198
Units redeemed and transferred to
   other funding options..........  (4,317,530)   (4,862,391)      (32,429)    (1,696,598)    (2,321,463)
                                   ------------  ------------ -------------  -------------  -------------
Units end of year.................   18,665,471    21,480,195       196,834     14,899,727     15,069,191
                                   ============  ============ =============  =============  =============

                                                                                                              MIST
                                                                                              MIST AQR      BLACKROCK
                                       MIST AMERICAN FUNDS         MIST AMERICAN FUNDS       GLOBAL RISK GLOBAL TACTICAL
                                        GROWTH ALLOCATION          MODERATE ALLOCATION        BALANCED     STRATEGIES
                                           SUBACCOUNT                  SUBACCOUNT            SUBACCOUNT    SUBACCOUNT
                                   --------------------------- --------------------------- ------------- ---------------
                                        2012          2011         2012           2011        2012 (a)      2012 (a)
                                   -------------  ------------ ------------  ------------- ------------- ---------------

Units beginning of year...........    27,018,254    27,089,390   12,948,597     13,483,240            --            --
Units issued and transferred
   from other funding options.....     2,406,863     2,919,615      971,460      1,293,594       937,524       622,933
Units redeemed and transferred to
   other funding options..........   (1,891,999)   (2,990,751)  (1,595,622)    (1,828,237)      (58,889)      (37,101)
                                   -------------  ------------ ------------  ------------- ------------- ---------------
Units end of year.................    27,533,118    27,018,254   12,324,435     12,948,597       878,635       585,832
                                   =============  ============ ============  ============= ============= ===============




                                             MIST                         MIST                         MIST
                                   BLACKROCK LARGE CAP CORE    CLARION GLOBAL REAL ESTATE  HARRIS OAKMARK INTERNATIONAL
                                          SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                   -------------------------- ---------------------------- ----------------------------
                                       2012          2011         2012            2011           2012          2011
                                   ------------  ------------ -------------  -------------  -------------  ------------

Units beginning of year...........    2,110,610     2,151,070     4,730,504      5,305,672     61,874,195    64,400,034
Units issued and transferred
   from other funding options.....      394,706       602,934       502,632        537,749      8,419,731    10,364,158
Units redeemed and transferred to
   other funding options..........    (526,954)     (643,394)     (892,619)    (1,112,917)   (14,047,125)  (12,889,997)
                                   ------------  ------------ -------------  -------------  -------------  ------------
Units end of year.................    1,978,362     2,110,610     4,340,517      4,730,504     56,246,801    61,874,195
                                   ============  ============ =============  =============  =============  ============

                                                                                                               MIST
                                    MIST INVESCO                                                             JPMORGAN
                                    BALANCED-RISK            MIST                                          GLOBAL ACTIVE
                                     ALLOCATION    INVESCO SMALL CAP GROWTH        MIST JANUS FORTY         ALLOCATION
                                     SUBACCOUNT           SUBACCOUNT                  SUBACCOUNT            SUBACCOUNT
                                   -------------- --------------------------- ---------------------------- -------------
                                      2012 (a)        2012           2011         2012           2011        2012 (a)
                                   -------------- ------------   ------------ -------------  ------------- ------------

Units beginning of year...........            --     5,813,521      6,512,357       281,414        318,947           --
Units issued and transferred
   from other funding options.....     6,010,138     1,017,089        864,363        40,256         48,558    1,668,113
Units redeemed and transferred to
   other funding options..........     (425,315)   (1,658,834)    (1,563,199)      (67,126)       (86,091)    (276,200)
                                   -------------- ------------   ------------ -------------  ------------- ------------
Units end of year.................     5,584,823     5,171,776      5,813,521       254,544        281,414    1,391,913
                                   ============== ============   ============ =============  ============= ============



                                              MIST
                                     LEGG MASON CLEARBRIDGE                 MIST
                                        AGGRESSIVE GROWTH        LORD ABBETT BOND DEBENTURE
                                           SUBACCOUNT                    SUBACCOUNT
                                   ---------------------------- ----------------------------
                                       2012            2011          2012           2011
                                   -------------  ------------- -------------  -------------

Units beginning of year...........    31,024,670     13,748,193    35,558,398     40,456,988
Units issued and transferred
   from other funding options.....     6,530,143     33,475,704     4,337,760      4,708,824
Units redeemed and transferred to
   other funding options..........   (9,941,972)   (16,199,227)   (7,980,492)    (9,607,414)
                                   -------------  ------------- -------------  -------------
Units end of year.................    27,612,841     31,024,670    31,915,666     35,558,398
                                   =============  ============= =============  =============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                      MIST
                                   LORD ABBETT                                   MIST MET/FRANKLIN                 MIST
                                  MID CAP VALUE  MIST MET/FRANKLIN INCOME    LOW DURATION TOTAL RETURN  MET/FRANKLIN MUTUAL SHARES
                                   SUBACCOUNT           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                  ------------- --------------------------- --------------------------- ---------------------------
                                    2012 (a)        2012           2011         2012        2011 (b)         2012          2011
                                  ------------- ------------  ------------- ------------  -------------  ------------  ------------

Units beginning of year..........           --       747,650        635,237       79,180             --       444,454       493,765
Units issued and transferred
   from other funding options....   28,335,814       239,437        343,314      108,698         84,555       187,256       222,789
Units redeemed and transferred to
   other funding options.........  (3,902,657)     (184,701)      (230,901)     (53,070)        (5,375)     (215,529)     (272,100)
                                  ------------- ------------  ------------- ------------  -------------  ------------  ------------
Units end of year................   24,433,157       802,386        747,650      134,808         79,180       416,181       444,454
                                  ============= ============  ============= ============  =============  ============  ============



                                       MIST MET/FRANKLIN
                                  TEMPLETON FOUNDING STRATEGY  MIST MET/TEMPLETON GROWTH
                                          SUBACCOUNT                  SUBACCOUNT
                                  --------------------------- ---------------------------
                                       2012          2011         2012          2011
                                   ------------  ------------ ------------- -------------

Units beginning of year..........     1,618,967     1,545,915       238,447       210,580
Units issued and transferred
   from other funding options....        75,974       463,332       192,569       196,379
Units redeemed and transferred to
   other funding options.........     (194,953)     (390,280)     (126,939)     (168,512)
                                   ------------  ------------ ------------- -------------
Units end of year................     1,499,988     1,618,967       304,077       238,447
                                   ============  ============ ============= =============

                                              MIST              MIST METLIFE             MIST
                                   METLIFE AGGRESSIVE STRATEGY  BALANCED PLUS MFS RESEARCH INTERNATIONAL
                                           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                   --------------------------- -------------- ----------------------------
                                       2012        2011 (b)       2012 (a)         2012          2011
                                   ------------  ------------- -------------  -------------  -------------

Units beginning of year...........    2,686,933             --            --     45,620,906     50,128,644
Units issued and transferred
   from other funding options.....       99,424      2,878,566       400,576      5,701,714      5,332,291
Units redeemed and transferred to
   other funding options..........    (460,186)      (191,633)      (33,188)    (8,672,579)    (9,840,029)
                                   ------------  ------------- -------------  -------------  -------------
Units end of year.................    2,326,171      2,686,933       367,388     42,650,041     45,620,906
                                   ============  ============= =============  =============  =============


                                                                   MIST MORGAN STANLEY             MIST PIMCO
                                        MIST MLA MID CAP             MID CAP GROWTH         INFLATION PROTECTED BOND
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012          2011           2012          2011         2012           2011
                                   ------------  ------------- -------------  ------------ ------------- -------------

Units beginning of year...........   13,488,958     15,944,446    11,262,845    13,082,111     5,334,723     5,520,709
Units issued and transferred
   from other funding options.....    2,090,131      1,421,393     2,270,834     3,611,444     1,397,775     1,552,505
Units redeemed and transferred to
   other funding options..........  (2,741,218)    (3,876,881)   (3,404,385)   (5,430,710)   (1,213,897)   (1,738,491)
                                   ------------  ------------- -------------  ------------ ------------- -------------
Units end of year.................   12,837,871     13,488,958    10,129,294    11,262,845     5,518,601     5,334,723
                                   ============  ============= =============  ============ ============= =============

                                                                                                             MIST
                                                                MIST PYRAMIS                               SCHRODERS
                                                                 GOVERNMENT                                 GLOBAL
                                     MIST PIMCO TOTAL RETURN       INCOME        MIST RCM TECHNOLOGY      MULTI-ASSET
                                           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                   --------------------------- ------------- --------------------------- ------------
                                       2012           2011        2012 (a)       2012           2011       2012 (a)
                                   ------------  ------------- ------------- ------------  ------------- ------------

Units beginning of year...........  163,281,881    184,908,912            --   35,689,801     34,879,760           --
Units issued and transferred
   from other funding options.....   25,635,966     24,220,492       117,501    7,870,805     14,996,369    1,403,632
Units redeemed and transferred to
   other funding options.......... (34,527,742)   (45,847,523)      (19,113) (11,059,443)   (14,186,328)    (161,510)
                                   ------------  ------------- ------------- ------------  ------------- ------------
Units end of year.................  154,390,105    163,281,881        98,388   32,501,163     35,689,801    1,242,122
                                   ============  ============= ============= ============  ============= ============




                                             MIST SSGA
                                       GROWTH AND INCOME ETF        MIST SSGA GROWTH ETF
                                            SUBACCOUNT                   SUBACCOUNT
                                   ---------------------------- ----------------------------
                                        2012           2011         2012            2011
                                   -------------   ------------ -------------  -------------

Units beginning of year...........     4,933,140      4,098,681     2,798,405      1,705,233
Units issued and transferred
   from other funding options.....     1,384,485      2,126,953       856,129      1,717,860
Units redeemed and transferred to
   other funding options..........   (1,205,589)    (1,292,494)     (558,203)      (624,688)
                                   -------------   ------------ -------------  -------------
Units end of year.................     5,112,036      4,933,140     3,096,331      2,798,405
                                   =============   ============ =============  =============

                                        MIST T. ROWE                 MSF BAILLIE                 MSF BARCLAYS
                                    PRICE MID CAP GROWTH     GIFFORD INTERNATIONAL STOCK CAPITAL AGGREGATE BOND INDEX
                                         SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                  -------------------------- --------------------------- ----------------------------
                                      2012          2011         2012           2011          2012          2011
                                  ------------  ------------ -------------  ------------  ------------  ------------

Units beginning of year..........   67,968,899    75,544,471    41,910,841    47,670,713    41,140,697    47,369,400
Units issued and transferred
   from other funding options....    9,896,322    11,674,354     6,288,170     5,389,996     6,368,260     6,336,063
Units redeemed and transferred to
   other funding options......... (14,529,862)  (19,249,926)   (9,247,709)  (11,149,868)   (9,771,043)  (12,564,766)
                                  ------------  ------------ -------------  ------------  ------------  ------------
Units end of year................   63,335,359    67,968,899    38,951,302    41,910,841    37,737,914    41,140,697
                                  ============  ============ =============  ============  ============  ============


                                         MSF BLACKROCK
                                       AGGRESSIVE GROWTH       MSF BLACKROCK BOND INCOME   MSF BLACKROCK DIVERSIFIED
                                          SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                  --------------------------- --------------------------- --------------------------
                                       2012          2011         2012          2011          2012          2011
                                  ------------- ------------- ------------- ------------- ------------  ------------

Units beginning of year..........       291,452       315,681    20,258,164    24,773,298      187,088       196,600
Units issued and transferred
   from other funding options....        34,259        31,793     2,177,954     2,766,387       30,986        34,724
Units redeemed and transferred to
   other funding options.........      (66,393)      (56,022)   (4,420,301)   (7,281,521)     (38,721)      (44,236)
                                  ------------- ------------- ------------- ------------- ------------  ------------
Units end of year................       259,318       291,452    18,015,817    20,258,164      179,353       187,088
                                  ============= ============= ============= ============= ============  ============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                               MSF                    MSF BLACKROCK                    MSF
                                    BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH     BLACKROCK MONEY MARKET
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011          2012           2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........    29,054,587    31,479,302   25,606,594     29,309,341    32,962,909    39,483,517
Units issued and transferred
   from other funding options.....     6,322,171     6,191,841    2,208,928      3,459,737    12,055,605    19,833,522
Units redeemed and transferred to
   other funding options..........   (6,735,506)   (8,616,556)  (5,078,903)    (7,162,484)  (17,936,890)  (26,354,130)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................    28,641,252    29,054,587   22,736,619     25,606,594    27,081,624    32,962,909
                                   =============  ============ ============  ============= =============  ============



                                     MSF DAVIS VENTURE VALUE      MSF FI VALUE LEADERS         MSF JENNISON GROWTH
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012           2011          2012          2011         2012          2011
                                   ------------- -------------  ------------  ------------ ------------  -------------

Units beginning of year...........    86,947,327    99,593,907    12,516,763    14,364,447   21,572,678     22,485,876
Units issued and transferred
   from other funding options.....     5,154,947     7,241,059       681,085       888,721   19,955,931      5,992,035
Units redeemed and transferred to
   other funding options..........  (15,649,227)  (19,887,639)   (2,366,533)   (2,736,405)  (7,341,718)    (6,905,233)
                                   ------------- -------------  ------------  ------------ ------------  -------------
Units end of year.................    76,453,047    86,947,327    10,831,315    12,516,763   34,186,891     21,572,678
                                   ============= =============  ============  ============ ============  =============

                                           MSF LOOMIS                  MSF LOOMIS                      MSF
                                      SAYLES SMALL CAP CORE      SAYLES SMALL CAP GROWTH    MET/ARTISAN MID CAP VALUE
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011           2012          2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........    23,529,947    27,650,261   22,109,100     25,406,974    39,227,358    46,714,914
Units issued and transferred
   from other funding options.....     1,537,626     1,896,503    2,144,281      4,018,291     2,828,763     3,202,058
Units redeemed and transferred to
   other funding options..........   (4,375,109)   (6,016,817)  (4,513,017)    (7,316,165)   (8,170,622)  (10,689,614)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................    20,692,464    23,529,947   19,740,364     22,109,100    33,885,499    39,227,358
                                   =============  ============ ============  ============= =============  ============


                                           MSF METLIFE         MSF METLIFE CONSERVATIVE TO         MSF METLIFE
                                     CONSERVATIVE ALLOCATION       MODERATE ALLOCATION         MID CAP STOCK INDEX
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012           2011         2012          2011          2012           2011
                                   ------------- ------------- ------------  ------------  ------------- -------------

Units beginning of year...........     6,850,429     7,535,384   13,064,084    13,681,075     23,658,788    26,771,630
Units issued and transferred
   from other funding options.....     1,639,483     2,375,864    1,336,818     2,020,791      2,888,174     4,154,231
Units redeemed and transferred to
   other funding options..........   (1,196,953)   (3,060,819)  (2,161,629)   (2,637,782)    (4,696,546)   (7,267,073)
                                   ------------- ------------- ------------  ------------  ------------- -------------
Units end of year.................     7,292,959     6,850,429   12,239,273    13,064,084     21,850,416    23,658,788
                                   ============= ============= ============  ============  ============= =============

                                               MSF               MSF METLIFE MODERATE TO
                                   METLIFE MODERATE ALLOCATION    AGGRESSIVE ALLOCATION      MSF METLIFE STOCK INDEX
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011           2012          2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........    42,712,440    44,597,787   53,372,509     56,779,679    15,166,783    17,661,885
Units issued and transferred
   from other funding options.....     2,616,948     4,634,501    3,039,599      3,576,403     1,903,054     2,195,077
Units redeemed and transferred to
   other funding options..........   (5,254,002)   (6,519,848)  (6,116,081)    (6,983,573)   (3,192,540)   (4,690,179)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................    40,075,386    42,712,440   50,296,027     53,372,509    13,877,297    15,166,783
                                   =============  ============ ============  ============= =============  ============



                                      MSF MFS TOTAL RETURN            MSF MFS VALUE           MSF MSCI EAFE INDEX
                                           SUBACCOUNT                  SUBACCOUNT                 SUBACCOUNT
                                   --------------------------- -------------------------- ---------------------------
                                       2012           2011         2012          2011         2012           2011
                                   ------------- ------------- ------------  ------------ ------------- -------------

Units beginning of year...........     9,134,536    10,540,754   42,354,932    46,771,975    35,406,160    38,834,375
Units issued and transferred
   from other funding options.....     1,051,956       854,670    4,196,359     4,718,831     5,163,806     4,016,511
Units redeemed and transferred to
   other funding options..........   (2,028,431)   (2,260,888)  (8,965,765)   (9,135,874)   (7,738,754)   (7,444,726)
                                   ------------- ------------- ------------  ------------ ------------- -------------
Units end of year.................     8,158,061     9,134,536   37,585,526    42,354,932    32,831,212    35,406,160
                                   ============= ============= ============  ============ ============= =============


                                               MSF                         MSF
                                    NEUBERGER BERMAN GENESIS    OPPENHEIMER GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011          2012           2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........    48,617,567    57,635,646    1,065,791      1,193,937    22,750,846    25,697,081
Units issued and transferred
   from other funding options.....     3,452,033     3,397,602      181,540        273,353     2,817,398     2,757,384
Units redeemed and transferred to
   other funding options..........   (9,761,609)  (12,415,681)    (220,401)      (401,499)   (5,091,024)   (5,703,619)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................    42,307,991    48,617,567    1,026,930      1,065,791    20,477,220    22,750,846
                                   =============  ============ ============  ============= =============  ============


                                                                                                    MSF WESTERN
                                           MSF T. ROWE                 MSF T. ROWE               ASSET MANAGEMENT
                                     PRICE LARGE CAP GROWTH      PRICE SMALL CAP GROWTH    STRATEGIC BOND OPPORTUNITIES
                                           SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                   --------------------------- --------------------------- ----------------------------
                                       2012           2011          2012          2011          2012          2011
                                   ------------- -------------  ------------  ------------  ------------  -------------

Units beginning of year...........    25,256,378    28,445,616    11,117,559    10,488,236    41,275,440     47,539,639
Units issued and transferred
   from other funding options.....     4,464,626     4,215,156     2,612,702     4,020,215     4,236,855      4,642,922
Units redeemed and transferred to
   other funding options..........   (6,085,063)   (7,404,394)   (2,591,054)   (3,390,892)   (8,570,949)   (10,907,121)
                                   ------------- -------------  ------------  ------------  ------------  -------------
Units end of year.................    23,635,941    25,256,378    11,139,207    11,117,559    36,941,346     41,275,440
                                   ============= =============  ============  ============  ============  =============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                            MSF WESTERN
                                         ASSET MANAGEMENT
                                    U.S. GOVERNMENT SUBACCOUNT
                                    ---------------------------
                                        2012           2011
                                    -------------  ------------

Units beginning of year............    48,060,527    55,261,352
Units issued and transferred
   from other funding options......     5,181,608     6,787,961
Units redeemed and transferred to
   other funding options...........  (10,262,910)  (13,988,786)
                                    -------------  ------------
Units end of year..................    42,979,225    48,060,527
                                    =============  ============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2012:

                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               --------------   ----------------   ----------------
  American Funds Bond                    2012       2,648,283      15.23 - 17.96         46,517,891
     Subaccount                          2011       2,799,117      14.82 - 17.28         47,375,496
                                         2010       2,945,065      14.31 - 16.52         47,656,298
                                         2009       3,071,795      13.78 - 15.74         47,418,093
                                         2008       2,820,871      12.54 - 14.17         39,183,687

  American Funds Global Small            2012      43,461,938        2.48 - 2.89        122,725,393
     Capitalization Subaccount           2011      47,555,817        2.15 - 2.48        115,235,673
                                         2010      52,551,757        2.72 - 3.11        159,797,037
                                         2009      59,079,554        2.28 - 2.58        148,944,945
                                         2008      60,515,499        1.45 - 1.62         95,997,112

  American Funds Growth                  2012      21,177,181      12.71 - 17.22        350,147,074
     Subaccount                          2011      23,960,658      11.05 - 14.82        340,137,197
                                         2010      27,474,181      11.83 - 15.70        412,587,326
                                         2009      30,156,868      10.22 - 13.41        387,130,972
                                         2008      30,541,557        7.51 - 9.76        284,916,547

  American Funds                         2012      18,665,471       8.66 - 11.73        209,539,656
     Growth-Income Subaccount            2011      21,480,195       7.55 - 10.13        207,680,427
                                         2010      24,532,016       7.89 - 10.46        244,743,387
                                         2009      26,742,753        7.25 - 9.52        242,904,693
                                         2008      28,113,175        5.66 - 7.36        197,255,085

  MIST AllianceBernstein Global          2012         196,834      10.47 - 10.61          2,082,890
     Dynamic Allocation
     Subaccount
     (Commenced 4/30/2012)

  MIST American Funds                    2012      14,899,727      10.36 - 10.81        160,100,268
     Balanced Allocation                 2011      15,069,191        9.32 - 9.63        144,479,630
     Portfolio Subaccount                2010      15,942,456        9.72 - 9.96        158,154,223
     (Commenced 4/28/2008)               2009      13,992,338        8.84 - 8.98        125,363,657
                                         2008       5,648,899        6.99 - 7.02         39,643,472

  MIST American Funds Growth             2012      27,533,118       9.82 - 10.24        280,493,850
     Allocation Subaccount               2011      27,018,254        8.63 - 8.92        239,966,279
     (Commenced 4/28/2008)               2010      27,089,390        9.27 - 9.47        255,735,337
                                         2009      27,288,636        8.31 - 8.44        229,891,874
                                         2008      14,787,614        6.33 - 6.37         94,128,613

  MIST American Funds                    2012      12,324,435      10.62 - 11.07        135,901,256
     Moderate Allocation                 2011      12,948,597       9.78 - 10.11        130,383,950
     Subaccount                          2010      13,483,240       9.99 - 10.20        137,196,371
     (Commenced 4/28/2008)               2009      13,352,432        9.27 - 9.39        125,180,455
                                         2008       5,916,003        7.65 - 7.70         45,509,770

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  American Funds Bond                    2012        2.47         1.15 - 2.20            2.81 - 3.90
     Subaccount                          2011        2.97         1.15 - 2.20            3.54 - 4.63
                                         2010        2.96         1.15 - 2.20            3.87 - 4.97
                                         2009        3.33         1.15 - 2.20           9.88 - 11.04
                                         2008        5.59         1.40 - 2.45      (11.55) - (10.61)

  American Funds Global Small            2012        1.34         1.15 - 2.20          15.30 - 16.59
     Capitalization Subaccount           2011        1.33         1.15 - 2.20      (21.09) - (20.23)
                                         2010        1.72         1.15 - 2.20          19.44 - 20.76
                                         2009        0.28         1.15 - 2.20          57.25 - 59.12
                                         2008          --         1.40 - 2.45      (54.65) - (54.15)

  American Funds Growth                  2012        0.78         1.15 - 2.20          15.02 - 16.30
     Subaccount                          2011        0.60         1.15 - 2.20        (6.59) - (5.56)
                                         2010        0.71         1.15 - 2.20          15.82 - 17.09
                                         2009        0.67         1.15 - 2.20          36.04 - 37.54
                                         2008        0.81         1.40 - 2.45      (45.33) - (44.73)

  American Funds                         2012        1.57         1.15 - 2.20          14.62 - 15.90
     Growth-Income Subaccount            2011        1.49         1.15 - 2.20        (4.20) - (3.14)
                                         2010        1.46         1.15 - 2.20            8.73 - 9.94
                                         2009        1.62         1.15 - 2.20          28.08 - 29.48
                                         2008        1.68         1.40 - 2.45      (39.36) - (38.69)

  MIST AllianceBernstein Global          2012          --         1.15 - 1.95            3.03 - 3.59
     Dynamic Allocation
     Subaccount
     (Commenced 4/30/2012)

  MIST American Funds                    2012        1.69         1.15 - 2.05          11.21 - 12.22
     Balanced Allocation                 2011        1.30         1.15 - 2.05        (4.12) - (3.24)
     Portfolio Subaccount                2010        1.11         1.15 - 2.05           9.89 - 10.88
     (Commenced 4/28/2008)               2009          --         1.15 - 2.05          26.70 - 27.85
                                         2008        7.71         1.15 - 2.20      (30.20) - (29.82)

  MIST American Funds Growth             2012        1.19         1.15 - 2.05          13.79 - 14.82
     Allocation Subaccount               2011        1.11         1.15 - 2.05        (6.66) - (5.82)
     (Commenced 4/28/2008)               2010        0.90         1.15 - 1.95          11.30 - 12.18
                                         2009          --         1.15 - 2.05          31.32 - 32.51
                                         2008        7.99         1.15 - 2.20      (36.67) - (36.28)

  MIST American Funds                    2012        2.04         1.15 - 2.05            8.58 - 9.57
     Moderate Allocation                 2011        1.57         1.15 - 2.05        (1.84) - (0.96)
     Subaccount                          2010        1.54         1.15 - 1.95            7.79 - 8.66
     (Commenced 4/28/2008)               2009          --         1.15 - 1.95          21.02 - 21.98
                                         2008        7.36         1.15 - 2.20      (23.63) - (23.16)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MIST AQR Global Risk                   2012        878,635       11.40 - 11.61         10,173,769
     Balanced Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical         2012        585,832       10.16 - 10.34          6,042,380
     Strategies Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap               2012      1,978,362         5.54 - 7.55         14,314,469
     Core Subaccount                     2011      2,110,610         4.99 - 6.74         13,594,636
                                         2010      2,151,070         5.23 - 6.80         13,961,316
                                         2009      2,219,896         4.75 - 6.12         12,948,773
                                         2008      1,923,929         4.07 - 5.19          9,509,002

  MIST Clarion Global Real               2012      4,340,517       15.39 - 16.86         72,167,457
     Estate Subaccount                   2011      4,730,504       12.49 - 13.54         63,228,091
                                         2010      5,305,672       13.52 - 14.50         76,081,125
                                         2009      6,024,699       11.90 - 12.64         75,386,178
                                         2008      6,042,201         9.03 - 9.49         56,822,273

  MIST Harris Oakmark                    2012     56,246,801         1.96 - 2.23        122,637,423
     International Subaccount            2011     61,874,195         1.55 - 1.75        105,629,994
                                         2010     64,400,034         1.85 - 2.06        129,723,549
                                         2009     67,787,358         1.63 - 1.79        118,742,264
                                         2008     70,703,349         1.07 - 1.17         80,912,088

  MIST Invesco Balanced-Risk             2012      5,584,823         1.04 - 1.05          5,857,058
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                 2012      5,171,776         1.68 - 1.86          9,438,989
     Growth Subaccount                   2011      5,813,521         1.45 - 1.59          9,072,306
                                         2010      6,512,357         1.50 - 1.63         10,411,880
                                         2009      7,081,464         1.21 - 1.31          9,095,350
                                         2008      7,228,054         0.92 - 0.99          7,026,353

  MIST Janus Forty Subaccount            2012        254,544     133.85 - 184.97         44,860,838
                                         2011        281,414     111.70 - 152.73         40,932,330
                                         2010        318,947     123.49 - 167.10         50,759,999
                                         2009        339,584     115.40 - 154.51         49,882,487
                                         2008        222,631      82.57 - 109.41         23,146,879

  MIST JPMorgan Global Active            2012      1,391,913                1.05          1,462,127
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge            2012     27,612,841         0.61 - 0.93         22,188,833
     Aggressive Growth Subaccount        2011     31,024,670         0.53 - 0.80         21,133,384
                                         2010     13,748,193         0.71 - 0.78         10,525,016
                                         2009     13,321,184         0.58 - 0.64          8,349,187
                                         2008     14,201,692         0.45 - 0.49          6,784,480

  MIST Lord Abbett Bond                  2012     31,915,666         2.33 - 2.75         85,512,191
     Debenture Subaccount                2011     35,558,398         2.11 - 2.46         85,351,971
                                         2010     40,456,988         2.06 - 2.39         93,998,157
                                         2009     45,066,399         1.87 - 2.14         93,918,970
                                         2008     49,449,521         1.40 - 1.58         76,311,056

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  MIST AQR Global Risk                   2012          --         1.15 - 2.20            3.10 - 3.83
     Balanced Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical         2012          --         1.15 - 2.20            2.69 - 3.41
     Strategies Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap               2012        1.02         1.15 - 2.20          10.93 - 12.11
     Core Subaccount                     2011        0.97         1.15 - 2.20        (1.92) - (0.88)
                                         2010        1.18         1.15 - 2.10          10.12 - 11.17
                                         2009        1.33         1.15 - 2.10          16.72 - 17.82
                                         2008        0.52         1.15 - 2.20      (38.62) - (38.03)

  MIST Clarion Global Real               2012        2.07         1.15 - 2.20          23.23 - 24.54
     Estate Subaccount                   2011        3.94         1.15 - 2.20        (7.63) - (6.67)
                                         2010        8.38         1.15 - 2.20          13.58 - 14.78
                                         2009        3.21         1.15 - 2.20          31.81 - 33.20
                                         2008        1.70         1.15 - 2.20      (42.95) - (42.34)

  MIST Harris Oakmark                    2012        1.63         1.15 - 2.20          26.43 - 27.79
     International Subaccount            2011          --         1.15 - 2.20      (16.14) - (15.10)
                                         2010        1.94         1.15 - 2.20          13.89 - 15.15
                                         2009        7.96         1.15 - 2.20          51.63 - 53.56
                                         2008        1.68         1.15 - 2.20      (42.18) - (41.50)

  MIST Invesco Balanced-Risk             2012        0.57         1.15 - 1.95            3.31 - 3.86
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                 2012          --         1.15 - 2.05          15.82 - 16.87
     Growth Subaccount                   2011          --         1.15 - 2.05        (3.07) - (2.21)
                                         2010          --         1.15 - 2.05          23.60 - 24.75
                                         2009          --         1.15 - 2.05          31.17 - 32.35
                                         2008          --         1.15 - 2.20      (39.98) - (39.43)

  MIST Janus Forty Subaccount            2012        0.23         1.15 - 2.20          19.84 - 21.11
                                         2011        1.70         1.15 - 2.20        (9.55) - (8.60)
                                         2010        1.73         1.15 - 2.20            7.02 - 8.15
                                         2009          --         1.15 - 2.20          39.75 - 41.22
                                         2008        4.81         1.15 - 2.20      (43.26) - (42.66)

  MIST JPMorgan Global Active            2012        0.75         1.15 - 1.95            3.30 - 3.85
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge            2012        0.09         1.15 - 2.20          15.92 - 17.21
     Aggressive Growth Subaccount        2011          --         1.15 - 2.20          (9.74) - 2.05
                                         2010          --         1.15 - 2.20          21.13 - 22.41
                                         2009          --         1.15 - 2.20          29.91 - 31.55
                                         2008          --         1.15 - 2.20      (40.38) - (39.75)

  MIST Lord Abbett Bond                  2012        7.19         1.15 - 2.20          10.48 - 11.65
     Debenture Subaccount                2011        6.07         1.15 - 2.20            2.18 - 3.27
                                         2010        6.32         1.15 - 2.20          10.50 - 11.71
                                         2009        7.43         1.15 - 2.20          33.84 - 35.21
                                         2008        4.31         1.15 - 2.20      (20.38) - (19.54)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MIST Lord Abbett Mid Cap               2012     24,433,157         2.32 - 2.70         64,474,453
     Value Subaccount
     (Commenced 4/30/2012)

  MIST Met/Franklin Income               2012        802,386       11.94 - 12.55          9,973,887
     Subaccount                          2011        747,650       10.90 - 11.28          8,380,689
     (Commenced 4/28/2008)               2010        635,237       10.91 - 11.18          7,062,554
                                         2009        473,395        9.96 - 10.11          4,770,095
                                         2008        183,001         7.96 - 8.00          1,461,389

  MIST Met/Franklin Low                  2012        134,808        9.94 - 10.10          1,358,619
     Duration Total Return               2011         79,180         9.72 - 9.78            773,691
     Subaccount
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual               2012        416,181         9.51 - 9.92          4,108,261
     Shares Subaccount                   2011        444,454         8.52 - 8.81          3,899,180
     (Commenced 4/28/2008)               2010        493,765         8.74 - 8.96          4,408,683
                                         2009        361,687         8.04 - 8.16          2,944,801
                                         2008        103,091         6.59 - 6.61            680,889

  MIST Met/Franklin Templeton            2012      1,499,988       10.41 - 10.86         16,186,935
     Founding Strategy Subaccount        2011      1,618,967         9.15 - 9.46         15,240,739
     (Commenced 4/28/2008)               2010      1,545,915         9.53 - 9.74         15,007,265
                                         2009      1,430,940         8.82 - 8.95         12,785,563
                                         2008        722,735         7.01 - 7.05          5,087,467

  MIST Met/Templeton Growth              2012        304,077        9.90 - 10.21          3,084,361
     Subaccount                          2011        238,447         8.25 - 8.45          2,005,533
     (Commenced 4/28/2008)               2010        210,580         9.02 - 9.18          1,927,662
                                         2009        170,207         8.53 - 8.63          1,465,869
                                         2008         38,148         6.56 - 6.58            250,864

  MIST MetLife Aggressive                2012      2,326,171       11.27 - 12.22         28,109,733
     Strategy Subaccount                 2011      2,686,933        9.87 - 10.59         28,160,379
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus             2012        367,388       10.37 - 10.51          3,849,521
     Subaccount
     (Commenced 4/30/2012)

  MIST MFS Research                      2012     42,650,041         1.34 - 1.53         64,290,997
     International Subaccount            2011     45,620,906         1.17 - 1.33         59,621,551
                                         2010     50,128,644         1.34 - 1.50         74,252,359
                                         2009     55,359,653         1.23 - 1.37         74,529,682
                                         2008     53,905,057         0.96 - 1.05         55,814,043

  MIST MLA Mid Cap                       2012     12,837,871         1.41 - 1.55         19,626,744
     Subaccount                          2011     13,488,958         1.36 - 1.49         19,818,456
                                         2010     15,944,446         1.45 - 1.60         25,049,627
                                         2009     17,730,858         1.21 - 1.31         22,972,179
                                         2008     18,663,616         0.90 - 0.97         17,909,767

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  MIST Lord Abbett Mid Cap               2012          --         1.15 - 2.20            1.74 - 2.47
     Value Subaccount
     (Commenced 4/30/2012)

  MIST Met/Franklin Income               2012        4.69         1.15 - 2.20          10.03 - 11.20
     Subaccount                          2011        4.58         1.15 - 2.10            0.01 - 0.98
     (Commenced 4/28/2008)               2010        4.10         1.15 - 2.05           9.55 - 10.53
                                         2009          --         1.15 - 2.05          25.23 - 26.38
                                         2008        3.68         1.15 - 1.95      (20.34) - (19.99)

  MIST Met/Franklin Low                  2012        1.78         1.15 - 2.05            2.27 - 3.20
     Duration Total Return               2011          --         1.15 - 2.05        (2.63) - (2.04)
     Subaccount
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual               2012        0.63         1.15 - 2.05          11.59 - 12.61
     Shares Subaccount                   2011        3.13         1.15 - 2.05        (2.56) - (1.69)
     (Commenced 4/28/2008)               2010          --         1.15 - 2.05            8.77 - 9.76
                                         2009          --         1.15 - 2.05          22.34 - 23.44
                                         2008        4.76         1.15 - 2.20      (34.12) - (33.88)

  MIST Met/Franklin Templeton            2012        3.93         1.15 - 2.05          13.76 - 14.79
     Founding Strategy Subaccount        2011        1.74         1.15 - 2.05        (3.75) - (2.88)
     (Commenced 4/28/2008)               2010          --         1.15 - 1.95            7.91 - 8.79
                                         2009          --         1.15 - 2.05          25.95 - 27.08
                                         2008        3.11         1.15 - 2.20      (29.91) - (29.53)

  MIST Met/Templeton Growth              2012        1.59         1.15 - 1.80          20.02 - 20.81
     Subaccount                          2011        1.52         1.15 - 1.80        (8.56) - (7.96)
     (Commenced 4/28/2008)               2010        1.07         1.15 - 1.80            5.74 - 6.43
                                         2009        0.02         1.15 - 1.80          30.25 - 31.09
                                         2008        0.69         1.15 - 1.60      (34.39) - (34.19)

  MIST MetLife Aggressive                2012        0.64         1.15 - 2.20          14.19 - 15.40
     Strategy Subaccount                 2011          --         1.15 - 2.20      (14.81) - (14.22)
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus             2012          --         1.15 - 1.95            4.25 - 4.82
     Subaccount
     (Commenced 4/30/2012)

  MIST MFS Research                      2012        1.90         1.15 - 2.20          14.16 - 15.37
     International Subaccount            2011        1.90         1.15 - 2.20      (12.68) - (11.70)
                                         2010        1.73         1.15 - 2.20           9.02 - 10.10
                                         2009        3.14         1.15 - 2.20          28.66 - 30.10
                                         2008        1.85         1.15 - 2.20      (43.62) - (43.03)

  MIST MLA Mid Cap                       2012        0.41         1.15 - 2.05            3.14 - 4.08
     Subaccount                          2011        0.76         1.15 - 2.10        (7.22) - (6.33)
                                         2010        0.90         1.15 - 2.20          20.17 - 21.39
                                         2009        1.18         1.15 - 2.20          33.89 - 35.19
                                         2008        0.97         1.15 - 2.20      (39.65) - (39.01)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MIST Morgan Stanley Mid Cap            2012     10,129,294         1.30 - 1.54         15,201,233
     Growth Subaccount                   2011     11,262,845         1.22 - 1.42         15,633,841
     (Commenced 5/3/2010)                2010     13,082,111         1.34 - 1.55         19,733,417

  MIST PIMCO Inflation                   2012      5,518,601       15.04 - 16.64         90,359,849
     Protected Bond Subaccount           2011      5,334,723       14.09 - 15.43         81,033,029
                                         2010      5,520,709       12.96 - 14.04         76,438,254
                                         2009      5,037,736       12.29 - 13.18         65,586,643
                                         2008      3,684,506       10.64 - 11.30         41,152,323

  MIST PIMCO Total Return                2012    154,390,105         1.63 - 1.85        280,763,140
     Subaccount                          2011    163,281,881         1.53 - 1.71        274,968,399
                                         2010    184,908,912         1.51 - 1.68        305,472,578
                                         2009    187,516,672         1.43 - 1.57        289,918,236
                                         2008    185,233,739         1.24 - 1.35        245,701,904

  MIST Pyramis Government                2012         98,388       10.84 - 10.99          1,078,256
     Income Subaccount
     (Commenced 4/30/2012)

  MIST RCM Technology                    2012     32,501,163         0.62 - 0.70         22,318,213
     Subaccount                          2011     35,689,801         0.56 - 0.63         22,130,360
                                         2010     34,879,760         0.64 - 0.71         24,345,531
                                         2009     37,574,370         0.51 - 0.56         20,787,283
                                         2008     34,770,839         0.33 - 0.36         12,258,474

  MIST Schroders Global                  2012      1,242,122         1.06 - 1.07          1,328,035
     Multi-Asset Subaccount
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income            2012      5,112,036       12.45 - 13.19         66,981,641
     ETF Subaccount                      2011      4,933,140       11.25 - 11.83         57,980,746
                                         2010      4,098,681       11.35 - 11.84         48,200,467
                                         2009      2,026,449       10.27 - 10.67         21,500,843
                                         2008        386,418         8.42 - 8.64          3,324,661

  MIST SSgA Growth ETF                   2012      3,096,331       11.76 - 12.55         38,545,404
     Subaccount                          2011      2,798,405       10.44 - 11.04         30,656,396
                                         2010      1,705,233       10.94 - 11.41         19,315,032
                                         2009        969,001        9.73 - 10.11          9,736,993
                                         2008        225,076         7.72 - 7.92          1,777,166

  MIST T. Rowe Price Mid Cap             2012     63,335,359         1.04 - 1.17         73,147,138
     Growth Subaccount                   2011     67,968,899         0.93 - 1.04         69,911,886
                                         2010     75,544,471         0.97 - 1.07         79,944,130
                                         2009     82,364,180         0.78 - 0.85         69,147,630
                                         2008     84,110,778         0.54 - 0.59         49,141,613

  MSF Baillie Gifford                    2012     38,951,302         1.06 - 1.35         50,921,452
     International Stock                 2011     41,910,841         0.91 - 1.15         46,402,957
     Subaccount                          2010     47,670,713         1.16 - 1.45         66,749,894
                                         2009     53,729,516         1.11 - 1.37         71,235,575
                                         2008     54,199,131         0.93 - 1.14         59,703,791

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  MIST Morgan Stanley Mid Cap            2012          --         1.15 - 2.20            6.89 - 8.03
     Growth Subaccount                   2011        0.60         1.15 - 2.20        (8.89) - (8.01)
     (Commenced 5/3/2010)                2010          --         1.15 - 2.20          16.39 - 17.22

  MIST PIMCO Inflation                   2012        2.98         1.15 - 2.20            6.74 - 7.88
     Protected Bond Subaccount           2011        1.65         1.15 - 2.20            8.73 - 9.87
                                         2010        2.38         1.15 - 2.20            5.42 - 6.53
                                         2009        3.40         1.15 - 2.20          15.47 - 16.70
                                         2008        3.08         1.15 - 2.20        (9.00) - (8.12)

  MIST PIMCO Total Return                2012        3.14         1.15 - 2.20            6.88 - 8.02
     Subaccount                          2011        2.74         1.15 - 2.20            0.92 - 2.03
                                         2010        3.65         1.15 - 2.20            5.87 - 6.94
                                         2009        7.27         1.15 - 2.20          15.42 - 16.64
                                         2008        3.87         1.15 - 2.20        (1.78) - (0.74)

  MIST Pyramis Government                2012          --         1.15 - 1.95            1.17 - 1.72
     Income Subaccount
     (Commenced 4/30/2012)

  MIST RCM Technology                    2012          --         1.15 - 2.20           9.67 - 10.83
     Subaccount                          2011          --         1.15 - 2.20      (11.76) - (10.86)
                                         2010          --         1.15 - 2.20          24.80 - 26.16
                                         2009          --         1.15 - 2.20          55.62 - 56.98
                                         2008       13.37         1.15 - 2.20      (45.67) - (45.09)

  MIST Schroders Global                  2012        1.54         1.15 - 1.95            5.29 - 5.86
     Multi-Asset Subaccount
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income            2012        2.36         1.15 - 1.95          10.66 - 11.55
     ETF Subaccount                      2011        1.72         1.15 - 1.95        (0.89) - (0.09)
                                         2010        1.24         1.15 - 1.95          10.08 - 10.96
                                         2009        1.43         1.15 - 2.05          22.35 - 23.46
                                         2008        1.38         1.15 - 2.20      (26.51) - (25.92)

  MIST SSgA Growth ETF                   2012        1.92         1.15 - 2.05          12.69 - 13.71
     Subaccount                          2011        1.50         1.15 - 2.05        (4.12) - (3.25)
                                         2010        1.28         1.15 - 1.95          11.95 - 12.85
                                         2009        1.21         1.15 - 2.05          26.49 - 27.63
                                         2008        1.49         1.15 - 2.20      (34.27) - (33.74)

  MIST T. Rowe Price Mid Cap             2012          --         1.15 - 2.20          11.20 - 12.38
     Growth Subaccount                   2011          --         1.15 - 2.20        (3.72) - (2.70)
                                         2010          --         1.15 - 2.20          24.90 - 26.20
                                         2009          --         1.15 - 2.20          42.20 - 43.78
                                         2008          --         1.15 - 2.20      (41.07) - (40.04)

  MSF Baillie Gifford                    2012        1.20         1.15 - 2.20          16.76 - 18.02
     International Stock                 2011        1.67         1.15 - 2.20      (21.92) - (20.88)
     Subaccount                          2010        1.46         1.15 - 2.20            4.60 - 5.84
                                         2009        0.51         1.15 - 2.20          19.14 - 20.60
                                         2008        3.01         1.15 - 2.20      (45.46) - (44.84)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MSF Barclays Capital                   2012     37,737,914         1.50 - 1.74         64,276,772
     Aggregate Bond Index                2011     41,140,697         1.48 - 1.70         68,410,882
     Subaccount                          2010     47,369,400         1.41 - 1.60         74,321,425
                                         2009     50,555,772         1.36 - 1.53         75,988,996
                                         2008     51,142,131         1.33 - 1.48         74,087,741

  MSF BlackRock Aggressive               2012        259,318       38.38 - 49.74         12,302,094
     Growth Subaccount                   2011        291,452       35.45 - 45.46         12,638,101
                                         2010        315,681       37.45 - 47.53         14,323,485
                                         2009        418,747       33.29 - 41.81         16,592,384
                                         2008        267,266       22.83 - 28.37          7,267,171

  MSF BlackRock Bond Income              2012     18,015,817         4.64 - 6.40        109,634,389
     Subaccount                          2011     20,258,164         4.42 - 6.03        116,124,890
                                         2010     24,773,298         4.25 - 5.73        134,484,368
                                         2009     25,673,709         4.02 - 5.36        131,074,537
                                         2008     29,163,171         3.76 - 4.97        138,196,714

  MSF BlackRock Diversified              2012        179,353       36.79 - 48.58          8,310,586
     Subaccount                          2011        187,088       33.55 - 43.84          7,839,589
                                         2010        196,600       33.10 - 42.81          8,026,844
                                         2009        212,231       30.96 - 39.62          7,993,644
                                         2008        197,641       27.05 - 34.25          6,484,658

  MSF BlackRock Large Cap                2012     28,641,252         1.15 - 1.30         36,219,149
     Value Subaccount                    2011     29,054,587         1.03 - 1.15         32,643,434
                                         2010     31,479,302         1.03 - 1.14         35,096,472
                                         2009     34,398,769         0.97 - 1.06         35,655,650
                                         2008     32,196,008         0.89 - 0.96         30,434,420

  MSF BlackRock Legacy Large             2012     22,736,619         1.68 - 3.39         75,225,794
     Cap Growth Subaccount               2011     25,606,594         1.49 - 3.01         75,112,353
                                         2010     29,309,341         1.66 - 3.34         95,747,201
                                         2009     33,664,123         1.41 - 2.83         93,156,964
                                         2008     37,364,505         1.05 - 2.09         76,715,092

  MSF BlackRock Money Market             2012     27,081,624         1.79 - 2.45         63,129,311
     Subaccount                          2011     32,962,909         1.83 - 2.48         77,539,481
                                         2010     39,483,517         1.87 - 2.52         94,187,372
                                         2009     55,516,273         1.91 - 2.55        133,756,938
                                         2008     72,455,447         1.95 - 2.58        175,596,721

  MSF Davis Venture Value                2012     76,453,047         2.99 - 3.68        272,302,821
     Subaccount                          2011     86,947,327         2.71 - 3.30        278,040,874
                                         2010     99,593,907         2.90 - 3.49        336,368,565
                                         2009    110,104,989         2.65 - 3.16        337,050,032
                                         2008    115,239,430         2.06 - 2.42        271,394,469

  MSF FI Value Leaders                   2012     10,831,315         2.32 - 2.91         30,585,969
     Subaccount                          2011     12,516,763         2.06 - 2.54         30,961,867
                                         2010     14,364,447         2.25 - 2.75         38,411,839
                                         2009     16,433,189         2.01 - 2.43         38,902,963
                                         2008     19,274,964         1.69 - 2.02         38,020,425

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  MSF Barclays Capital                   2012        3.59         1.15 - 2.20            1.36 - 2.43
     Aggregate Bond Index                2011        3.45         1.15 - 2.20            4.97 - 6.06
     Subaccount                          2010        3.59         1.15 - 2.20            3.37 - 4.44
                                         2009        6.04         1.15 - 2.20            2.71 - 3.79
                                         2008        4.56         1.15 - 2.20            3.33 - 4.42

  MSF BlackRock Aggressive               2012          --         1.15 - 2.20            8.27 - 9.42
     Growth Subaccount                   2011        0.09         1.15 - 2.20        (5.35) - (4.35)
                                         2010          --         1.15 - 2.20          12.50 - 13.68
                                         2009          --         1.15 - 2.20          45.81 - 47.36
                                         2008          --         1.15 - 2.20      (47.02) - (46.46)

  MSF BlackRock Bond Income              2012        2.58         1.15 - 2.20            4.94 - 6.10
     Subaccount                          2011        3.84         1.15 - 2.20            4.00 - 5.13
                                         2010        3.77         1.15 - 2.20            5.72 - 6.90
                                         2009        6.91         1.15 - 2.20            6.80 - 7.99
                                         2008        5.15         1.15 - 2.20        (5.77) - (4.73)

  MSF BlackRock Diversified              2012        2.02         1.15 - 2.20           9.66 - 10.82
     Subaccount                          2011        2.25         1.15 - 2.20            1.34 - 2.41
                                         2010        1.63         1.15 - 2.20            6.94 - 8.06
                                         2009        4.71         1.15 - 2.20          14.45 - 15.66
                                         2008        2.61         1.15 - 2.20      (26.60) - (25.83)

  MSF BlackRock Large Cap                2012        1.44         1.15 - 2.20          11.48 - 12.83
     Value Subaccount                    2011        0.96         1.15 - 2.20          (0.19) - 0.97
                                         2010        0.89         1.15 - 2.20            6.63 - 7.77
                                         2009        1.40         1.15 - 2.20            8.54 - 9.89
                                         2008        0.61         1.15 - 2.20      (36.53) - (35.78)

  MSF BlackRock Legacy Large             2012        0.22         1.15 - 2.20          11.58 - 12.86
     Cap Growth Subaccount               2011        0.12         1.15 - 2.20      (11.14) - (10.08)
                                         2010        0.16         1.15 - 2.20          16.88 - 18.25
                                         2009        0.56         1.15 - 2.20          33.52 - 35.05
                                         2008        0.39         1.15 - 2.20      (38.08) - (37.36)

  MSF BlackRock Money Market             2012          --         1.15 - 2.20        (2.19) - (1.15)
     Subaccount                          2011          --         1.15 - 2.20        (2.19) - (1.12)
                                         2010          --         1.15 - 2.20        (2.14) - (1.15)
                                         2009        0.30         1.15 - 2.20        (1.95) - (0.89)
                                         2008        2.57         1.15 - 2.20            0.36 - 1.47

  MSF Davis Venture Value                2012        0.68         1.15 - 2.20          10.15 - 11.41
     Subaccount                          2011        1.01         1.15 - 2.20        (6.35) - (5.28)
                                         2010        0.89         1.15 - 2.20           9.27 - 10.52
                                         2009        1.39         1.15 - 2.20          28.79 - 30.36
                                         2008        1.21         1.15 - 2.20      (40.84) - (40.15)

  MSF FI Value Leaders                   2012        1.15         1.15 - 2.20          12.95 - 14.26
     Subaccount                          2011        1.05         1.15 - 2.20        (8.42) - (7.36)
                                         2010        1.57         1.15 - 2.20          11.80 - 13.10
                                         2009        2.81         1.15 - 2.20          18.82 - 20.27
                                         2008        1.89         1.15 - 2.20      (40.43) - (39.73)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MSF Jennison Growth                    2012     34,186,891         0.53 - 0.60         20,116,086
     Subaccount                          2011     21,572,678         0.47 - 0.53         11,125,749
                                         2010     22,485,876         0.47 - 0.53         11,684,531
                                         2009     23,949,323         0.43 - 0.48         11,320,650
                                         2008     21,208,392         0.32 - 0.35          7,271,669

  MSF Loomis Sayles Small Cap            2012     20,692,464         3.43 - 4.24         84,979,664
     Core Subaccount                     2011     23,529,947         3.07 - 3.75         85,523,533
                                         2010     27,650,261         3.13 - 3.78        101,383,579
                                         2009     32,203,056         2.51 - 3.00         93,971,021
                                         2008     35,388,955         1.98 - 2.33         80,476,762

  MSF Loomis Sayles Small Cap            2012     19,740,364         1.08 - 1.22         23,754,198
     Growth Subaccount                   2011     22,109,100         1.00 - 1.11         24,268,255
                                         2010     25,406,974         0.99 - 1.10         27,466,974
                                         2009     28,645,137         0.77 - 0.85         23,879,768
                                         2008     28,824,594         0.61 - 0.66         18,765,106

  MSF Met/Artisan Mid Cap                2012     33,885,499         2.96 - 3.74        122,364,566
     Value Subaccount                    2011     39,227,358         2.71 - 3.39        128,297,188
                                         2010     46,714,914         2.60 - 3.22        144,899,873
                                         2009     53,920,168         2.32 - 2.83        147,509,408
                                         2008     61,110,701         1.68 - 2.03        119,975,567

  MSF MetLife Conservative               2012      7,292,959       12.68 - 13.75         99,014,719
     Allocation Subaccount               2011      6,850,429       11.88 - 12.74         86,241,071
                                         2010      7,535,384       11.76 - 12.48         93,068,263
                                         2009      6,388,536       10.92 - 11.47         72,563,212
                                         2008      3,959,554         9.26 - 9.63         37,794,087

  MSF MetLife Conservative to            2012     12,239,273       12.53 - 13.58        164,236,003
     Moderate Allocation                 2011     13,064,084       11.49 - 12.32        159,343,386
     Subaccount                          2010     13,681,075       11.62 - 12.34        167,254,367
                                         2009     13,325,330       10.65 - 11.19        147,970,734
                                         2008     11,335,634         8.80 - 9.15        103,044,872

  MSF MetLife Mid Cap Stock              2012     21,850,416         1.76 - 2.00         43,051,751
     Index Subaccount                    2011     23,658,788         1.53 - 1.73         40,192,782
                                         2010     26,771,630         1.60 - 1.79         47,047,384
                                         2009     30,674,872         1.30 - 1.43         43,323,864
                                         2008     30,211,337         0.97 - 1.06         31,558,965

  MSF MetLife Moderate                   2012     40,075,386       12.21 - 13.23        524,607,576
     Allocation Subaccount               2011     42,712,440       11.02 - 11.82        499,992,633
                                         2010     44,597,787       11.42 - 12.12        536,129,987
                                         2009     45,728,144       10.32 - 10.84        492,013,090
                                         2008     40,952,008         8.33 - 8.66        352,624,419

  MSF MetLife Moderate to                2012     50,296,027       11.84 - 12.83        638,284,894
     Aggressive Allocation               2011     53,372,509       10.49 - 11.25        594,591,283
     Subaccount                          2010     56,779,679       11.14 - 11.83        665,791,166
                                         2009     60,277,070        9.93 - 10.43        624,271,525
                                         2008     58,174,135         7.86 - 8.17        472,669,848

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  MSF Jennison Growth                    2012        0.05         1.15 - 2.20         (4.51) - 14.25
     Subaccount                          2011        0.13         1.15 - 2.20        (1.88) - (0.94)
                                         2010        0.47         1.15 - 2.20           8.78 - 10.23
                                         2009        0.06         1.15 - 2.20          36.59 - 38.51
                                         2008        2.37         1.15 - 2.20      (37.96) - (37.27)

  MSF Loomis Sayles Small Cap            2012          --         1.15 - 2.20          11.77 - 13.07
     Core Subaccount                     2011        0.04         1.15 - 2.20        (1.82) - (0.69)
                                         2010        0.03         1.15 - 2.20          24.43 - 25.88
                                         2009        0.13         1.15 - 2.20          27.11 - 28.55
                                         2008          --         1.15 - 2.20      (37.45) - (36.73)

  MSF Loomis Sayles Small Cap            2012          --         1.15 - 2.20            8.47 - 9.62
     Growth Subaccount                   2011          --         1.15 - 2.20            0.60 - 1.64
                                         2010          --         1.15 - 2.20          28.37 - 29.82
                                         2009          --         1.15 - 2.20          26.92 - 28.22
                                         2008          --         1.15 - 2.20      (42.59) - (41.98)

  MSF Met/Artisan Mid Cap                2012        0.87         1.15 - 2.20           9.14 - 10.41
     Value Subaccount                    2011        0.86         1.15 - 2.20            4.19 - 5.38
                                         2010        0.66         1.15 - 2.20          12.24 - 13.55
                                         2009        0.96         1.15 - 2.20          38.18 - 39.69
                                         2008        0.20         1.15 - 2.20      (47.31) - (46.70)

  MSF MetLife Conservative               2012        3.11         1.15 - 2.20            6.79 - 7.92
     Allocation Subaccount               2011        2.38         1.15 - 2.20            1.01 - 2.08
                                         2010        3.46         1.15 - 2.20            7.65 - 8.80
                                         2009        2.92         1.15 - 2.20          17.91 - 19.14
                                         2008        0.87         1.15 - 2.20      (16.26) - (15.37)

  MSF MetLife Conservative to            2012        2.90         1.15 - 2.20           9.02 - 10.18
     Moderate Allocation                 2011        2.09         1.15 - 2.20        (1.14) - (0.11)
     Subaccount                          2010        3.41         1.15 - 2.20           9.10 - 10.25
                                         2009        3.18         1.15 - 2.20          20.99 - 22.27
                                         2008        1.07         1.15 - 2.20      (23.31) - (22.49)

  MSF MetLife Mid Cap Stock              2012        0.77         1.15 - 2.20          14.76 - 15.98
     Index Subaccount                    2011        0.72         1.15 - 2.20        (4.31) - (3.30)
                                         2010        0.83         1.15 - 2.20          23.27 - 24.62
                                         2009        1.55         1.15 - 2.20          33.81 - 35.16
                                         2008        1.15         1.15 - 2.20      (37.77) - (37.11)

  MSF MetLife Moderate                   2012        2.31         1.15 - 2.20          10.76 - 11.94
     Allocation Subaccount               2011        1.53         1.15 - 2.20        (3.51) - (2.49)
                                         2010        2.60         1.15 - 2.20          10.71 - 11.88
                                         2009        2.92         1.15 - 2.20          23.78 - 25.09
                                         2008        0.78         1.15 - 2.20      (30.19) - (29.45)

  MSF MetLife Moderate to                2012        1.91         1.15 - 2.20          12.86 - 14.06
     Aggressive Allocation               2011        1.41         1.15 - 2.20        (5.86) - (4.87)
     Subaccount                          2010        2.16         1.15 - 2.20          12.21 - 13.38
                                         2009        2.58         1.15 - 2.20          26.29 - 27.62
                                         2008        0.60         1.15 - 2.20      (36.53) - (35.86)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               --------------   -----------------   ---------------
  MSF MetLife Stock Index                2012      13,877,297         3.67 - 4.66        62,563,406
     Subaccount                          2011      15,166,783         3.25 - 4.08        59,866,197
                                         2010      17,661,885         3.27 - 4.06        69,214,245
                                         2009      19,266,039         2.92 - 3.59        66,716,540
                                         2008      18,455,622         2.37 - 2.88        51,285,082

  MSF MFS Total Return                   2012       8,158,061        4.00 - 51.61        53,660,070
     Subaccount                          2011       9,134,536        3.67 - 46.95        54,923,358
                                         2010      10,540,754        3.68 - 46.54        63,563,896
                                         2009      11,528,715        3.42 - 42.91        64,884,478
                                         2008      12,776,080        2.96 - 36.73        63,558,071

  MSF MFS Value Subaccount               2012      37,585,526         1.21 - 1.42        51,957,406
                                         2011      42,354,932         1.06 - 1.24        50,959,834
                                         2010      46,771,975         1.08 - 1.24        56,611,896
                                         2009      48,825,274         0.99 - 1.13        53,796,684
                                         2008      46,854,335         0.84 - 0.95        43,351,550

  MSF MSCI EAFE Index                    2012      32,831,212         1.15 - 1.33        42,868,013
     Subaccount                          2011      35,406,160         0.99 - 1.14        39,626,666
                                         2010      38,834,375         1.16 - 1.32        50,334,152
                                         2009      40,843,404         1.10 - 1.24        49,665,774
                                         2008      41,418,296         0.88 - 0.98        39,730,950

  MSF Neuberger Berman                   2012      42,307,991         1.66 - 1.92        79,566,362
     Genesis Subaccount                  2011      48,617,567         1.55 - 1.76        84,186,481
                                         2010      57,635,646         1.50 - 1.69        95,668,301
                                         2009      65,356,132         1.27 - 1.41        90,487,549
                                         2008      68,553,688         1.15 - 1.26        85,176,138

  MSF Oppenheimer Global                 2012       1,026,930       17.76 - 20.98        21,023,383
     Equity Subaccount                   2011       1,065,791       14.99 - 17.51        18,224,703
                                         2010       1,193,937       16.73 - 19.34        22,574,929
                                         2009       1,174,821       14.75 - 16.88        19,396,230
                                         2008       1,100,644       10.78 - 12.21        13,148,386

  MSF Russell 2000 Index                 2012      20,477,220         1.74 - 2.02        40,442,242
     Subaccount                          2011      22,750,846         1.53 - 1.76        39,141,905
                                         2010      25,697,081         1.64 - 1.86        46,741,958
                                         2009      29,015,735         1.32 - 1.49        42,220,045
                                         2008      29,989,635         1.07 - 1.20        35,157,087

  MSF T. Rowe Price Large Cap            2012      23,635,941         1.44 - 1.67        38,514,439
     Growth Subaccount                   2011      25,256,378         1.24 - 1.42        35,124,226
                                         2010      28,445,616         1.28 - 1.46        40,587,362
                                         2009      31,750,181         1.12 - 1.26        39,275,314
                                         2008      30,419,260         0.80 - 0.89        26,654,893

  MSF T. Rowe Price Small Cap            2012      11,139,207         1.83 - 2.16        23,444,285
     Growth Subaccount                   2011      11,117,559         1.61 - 1.88        20,434,500
                                         2010      10,488,236         1.62 - 1.88        19,218,431
                                         2009       9,780,386         1.23 - 1.41        13,491,273
                                         2008       8,988,989         0.91 - 1.03         9,047,014

                                                          FOR THE YEAR ENDED DECEMBER 31
                                               ------------------------------------------------------
                                                INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                   INCOME           LOWEST TO           LOWEST TO
                                                  RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               --------------  -----------------   ------------------
  MSF MetLife Stock Index                2012        1.62         1.15 - 2.20           12.90 - 14.10
     Subaccount                          2011        1.52         1.15 - 2.20           (0.58) - 0.49
                                         2010        1.64         1.15 - 2.20           12.03 - 13.18
                                         2009        2.45         1.15 - 2.20           23.17 - 24.45
                                         2008        1.72         1.15 - 2.20       (38.63) - (37.98)

  MSF MFS Total Return                   2012        2.71         1.15 - 2.20            8.87 - 10.03
     Subaccount                          2011        2.62         1.15 - 2.20           (0.05) - 1.00
                                         2010        2.89         1.15 - 2.20             7.42 - 8.54
                                         2009        4.15         1.15 - 2.20           15.72 - 16.96
                                         2008        3.49         1.15 - 2.20       (24.04) - (23.24)

  MSF MFS Value Subaccount               2012        1.79         1.15 - 2.20           13.77 - 15.06
                                         2011        1.42         1.15 - 2.20         (1.57) - (0.32)
                                         2010        1.29         1.15 - 2.20             8.76 - 9.95
                                         2009          --         1.15 - 2.20           17.93 - 19.34
                                         2008        1.65         1.15 - 2.20        (30.64) - (6.07)

  MSF MSCI EAFE Index                    2012        2.93         1.15 - 2.20           15.44 - 16.67
     Subaccount                          2011        2.32         1.15 - 2.20       (14.54) - (13.70)
                                         2010        2.56         1.15 - 2.20             5.54 - 6.70
                                         2009        4.06         1.15 - 2.20           25.54 - 26.84
                                         2008        2.68         1.15 - 2.20       (43.46) - (42.86)

  MSF Neuberger Berman                   2012        0.21         1.15 - 2.20             7.35 - 8.64
     Genesis Subaccount                  2011        0.63         1.15 - 2.20             3.20 - 4.40
                                         2010        0.38         1.15 - 2.20           18.74 - 20.01
                                         2009        0.93         1.15 - 2.20           10.38 - 11.65
                                         2008        0.35         1.15 - 2.20       (39.90) - (39.21)

  MSF Oppenheimer Global                 2012        1.38         1.15 - 2.20           18.53 - 19.78
     Equity Subaccount                   2011        1.86         1.15 - 2.20        (10.39) - (9.45)
                                         2010        1.34         1.15 - 2.20           13.41 - 14.60
                                         2009        2.23         1.15 - 2.20           36.76 - 38.20
                                         2008        1.86         1.15 - 2.20       (41.86) - (41.24)

  MSF Russell 2000 Index                 2012        0.95         1.15 - 2.20           13.51 - 14.72
     Subaccount                          2011        0.88         1.15 - 2.20         (6.36) - (5.38)
                                         2010        0.94         1.15 - 2.20           23.85 - 25.10
                                         2009        1.77         1.15 - 2.20           22.88 - 24.25
                                         2008        0.99         1.15 - 2.20       (35.03) - (34.34)

  MSF T. Rowe Price Large Cap            2012          --         1.15 - 2.20           16.08 - 17.31
     Growth Subaccount                   2011          --         1.15 - 2.20         (3.51) - (2.47)
                                         2010        0.07         1.15 - 2.20           14.27 - 15.38
                                         2009        0.33         1.15 - 2.20           39.95 - 41.37
                                         2008        0.30         1.15 - 2.20       (43.27) - (42.67)

  MSF T. Rowe Price Small Cap            2012          --         1.15 - 2.20           13.37 - 14.58
     Growth Subaccount                   2011          --         1.15 - 2.20           (0.74) - 0.32
                                         2010          --         1.15 - 2.20           31.74 - 33.12
                                         2009        0.06         1.15 - 2.20           35.53 - 37.03
                                         2008          --         1.15 - 2.20       (37.71) - (37.05)

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                                 AS OF DECEMBER 31
                                                ----------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO              NET
                                                     UNITS          HIGHEST ($)         ASSETS ($)
                                                --------------   -----------------   ---------------
   MSF Western Asset                      2012      36,941,346         2.52 - 3.11       110,686,505
      Management Strategic Bond           2011      41,275,440         2.32 - 2.82       112,449,197
      Opportunities Subaccount            2010      47,539,639         2.24 - 2.70       123,703,747
                                          2009      52,680,188         2.04 - 2.42       123,432,693
                                          2008      62,330,835         1.58 - 1.86       112,219,695

   MSF Western Asset                      2012      42,979,225         1.58 - 1.95        80,898,906
      Management U.S. Government          2011      48,060,527         1.57 - 1.91        88,784,513
      Subaccount                          2010      55,261,352         1.53 - 1.84        98,100,793
                                          2009      61,651,744         1.48 - 1.76       105,046,251
                                          2008      66,428,685         1.45 - 1.71       110,130,365

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                ------------------------------------------------------
                                                INVESTMENT(1)    EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                   INCOME            LOWEST TO           LOWEST TO
                                                  RATIO (%)         HIGHEST (%)         HIGHEST (%)
                                                -------------   -----------------   ------------------
   MSF Western Asset                      2012        3.48         1.15 - 2.20            8.86 - 10.02
      Management Strategic Bond           2011        5.00         1.15 - 2.20             3.53 - 4.72
      Opportunities Subaccount            2010        6.12         1.15 - 2.20           10.02 - 11.36
                                          2009        6.73         1.15 - 2.20           29.02 - 30.49
                                          2008        4.08         1.15 - 2.20       (17.07) - (16.09)

   MSF Western Asset                      2012        1.95         1.15 - 2.20             0.79 - 1.98
      Management U.S. Government          2011        1.34         1.15 - 2.20             2.95 - 4.12
      Subaccount                          2010        2.58         1.15 - 2.20             3.25 - 4.43
                                          2009        4.50         1.15 - 2.20             1.79 - 2.99
                                          2008        4.19         1.15 - 2.20         (2.70) - (1.57)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. The ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent the annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Subaccount.

New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 19, 2013

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                                                  2012
                                                                                                              -------------
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,404 and $1,321,
   respectively)............................................................................................. $       1,565
  Mortgage loans (net of valuation allowances of $0 and $1, respectively)....................................           103
  Policy loans...............................................................................................           415
  Real estate joint ventures.................................................................................             5
  Other limited partnership interests........................................................................             5
  Short-term investments, at estimated fair value............................................................            72
  Other invested assets......................................................................................            15
                                                                                                              -------------
    Total investments........................................................................................         2,180
Cash and cash equivalents....................................................................................            26
Accrued investment income....................................................................................            28
Premiums, reinsurance and other receivables..................................................................           955
Deferred policy acquisition costs............................................................................           716
Current income tax recoverable...............................................................................             3
Other assets.................................................................................................            45
Separate account assets......................................................................................         8,393
                                                                                                              -------------
    Total assets............................................................................................. $      12,346
                                                                                                              =============

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................................... $         741
Policyholder account balances................................................................................         1,070
Other policy-related balances................................................................................           355
Policyholder dividends payable...............................................................................             3
Deferred income tax liability................................................................................           167
Other liabilities............................................................................................           380
Separate account liabilities.................................................................................         8,393
                                                                                                              -------------
    Total liabilities........................................................................................        11,109
                                                                                                              -------------

Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued and
 outstanding.................................................................................................             3
Additional paid-in capital...................................................................................           458
Retained earnings............................................................................................           720
Accumulated other comprehensive income (loss)................................................................            56
                                                                                                              -------------
    Total stockholder's equity...............................................................................         1,237
                                                                                                              -------------
    Total liabilities and stockholder's equity............................................................... $      12,346
                                                                                                              =============

                                                                                                                  2011
                                                                                                              -------------
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,404 and $1,321,
   respectively)............................................................................................. $       1,454
  Mortgage loans (net of valuation allowances of $0 and $1, respectively)....................................           104
  Policy loans...............................................................................................           410
  Real estate joint ventures.................................................................................            --
  Other limited partnership interests........................................................................             3
  Short-term investments, at estimated fair value............................................................            59
  Other invested assets......................................................................................            14
                                                                                                              -------------
    Total investments........................................................................................         2,044
Cash and cash equivalents....................................................................................            33
Accrued investment income....................................................................................            27
Premiums, reinsurance and other receivables..................................................................           735
Deferred policy acquisition costs............................................................................           825
Current income tax recoverable...............................................................................            16
Other assets.................................................................................................            48
Separate account assets......................................................................................         8,057
                                                                                                              -------------
    Total assets............................................................................................. $      11,785
                                                                                                              =============

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................................... $         684
Policyholder account balances................................................................................         1,094
Other policy-related balances................................................................................           350
Policyholder dividends payable...............................................................................             3
Deferred income tax liability................................................................................           130
Other liabilities............................................................................................           330
Separate account liabilities.................................................................................         8,057
                                                                                                              -------------
    Total liabilities........................................................................................        10,648
                                                                                                              -------------

Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued and
 outstanding.................................................................................................             3
Additional paid-in capital...................................................................................           458
Retained earnings............................................................................................           627
Accumulated other comprehensive income (loss)................................................................            49
                                                                                                              -------------
    Total stockholder's equity...............................................................................         1,137
                                                                                                              -------------
    Total liabilities and stockholder's equity............................................................... $      11,785
                                                                                                              =============

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                       Consolidated Statements of Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                  2012      2011       2010
                                                                --------- --------- ---------

Revenues
Premiums....................................................... $      48 $      50 $      54
Universal life and investment-type product policy fees.........       265       306       310
Net investment income..........................................       104       105        93
Other revenues.................................................       242       149       120
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.        --        --        (4)
 Other net investment gains (losses)...........................         3         1         6
                                                                --------- --------- ---------
   Total net investment gains (losses).........................         3         1         2
 Net derivative gains (losses).................................       178       156        34
                                                                --------- --------- ---------
     Total revenues............................................       840       767       613
                                                                --------- --------- ---------

Expenses
Policyholder benefits and claims...............................       175       138       113
Interest credited to policyholder account balances.............        31        30        30
Policyholder dividends.........................................         6         6         5
Other expenses.................................................       415       436       351
                                                                --------- --------- ---------
     Total expenses............................................       627       610       499
                                                                --------- --------- ---------
Income (loss) before provision for income tax..................       213       157       114
Provision for income tax expense (benefit).....................        74        46        34
                                                                --------- --------- ---------
Net income..................................................... $     139 $     111 $      80
                                                                ========= ========= =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                          2012       2011       2010
                                                                       ---------  ---------  ---------
Net income (loss)..................................................... $     139  $     111  $      80

Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets.........        26         60         43
 Unrealized gains (losses) on derivatives.............................         4         (1)        (1)
 Defined benefit plans adjustment.....................................       (19)       (25)        (3)
                                                                       ---------  ---------  ---------
 Other comprehensive income (loss), before income tax.................        11         34         39
 Income tax (expense) benefit related to items of other comprehensive
   income (loss)......................................................        (4)       (12)       (14)
                                                                       ---------  ---------  ---------
 Other comprehensive income (loss), net of income tax.................         7         22         25
                                                                       ---------  ---------  ---------
Comprehensive income (loss)........................................... $     146  $     133  $     105
                                                                       =========  =========  =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
              For the Year Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                     Accumulated Other
                                                                       Comprehensive
                                                                       Income (Loss)
                                                                  ----------------------
                                                                     Net
                                                                  Unrealized   Defined
                                            Additional            Investment   Benefit        Total
                                    Common   Paid-in    Retained    Gains       Plans     Stockholder's
                                    Stock    Capital    Earnings   (Losses)   Adjustment     Equity
                                    ------- ---------- ---------  ---------- -----------  -------------
Balance at December 31, 2009....... $     3 $     458  $     674  $      18  $       (16)  $     1,137
Cumulative effect of change in
  accounting principle, net of
  income tax (Note 1)..............                          (47)                                  (47)
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at January 1, 2010.........       3       458        627         18          (16)        1,090
Dividend on common stock...........                          (84)                                  (84)
Net income.........................                           80                                    80
Other comprehensive income (loss),
  net of income tax................                                      28           (3)           25
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2010.......       3       458        623         46          (19)        1,111
Dividend on common stock...........                         (107)                                 (107)
Net income.........................                          111                                   111
Other comprehensive income (loss),
  net of income tax................                                      38          (16)           22
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2011.......       3       458        627         84          (35)        1,137
Dividend on common stock...........                          (46)                                  (46)
Net income.........................                          139                                   139
Other comprehensive income (loss),
  net of income tax................                                      20          (13)            7
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2012....... $     3 $     458  $     720  $     104  $       (48)  $     1,237
                                    ======= =========  =========  =========  ===========   ===========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                                       2012       2011
                                                                                                    ---------  ---------

Cash flows from operating activities
Net income (loss).................................................................................. $     139  $     111
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
  Depreciation and amortization expenses...........................................................         4          4
  Amortization of premiums and accretion of discounts associated with investments, net.............        (5)        (2)
  (Gains) losses on investments and derivatives, net...............................................      (144)      (167)
  (Income) loss from equity method investments, net of dividends or distributions..................        (1)        (1)
  Interest credited to policyholder account balances...............................................        31         30
  Universal life and investment-type product policy fees...........................................      (265)      (306)
  Change in accrued investment income..............................................................        (1)        (1)
  Change in premiums, reinsurance and other receivables............................................      (123)        (8)
  Change in deferred policy acquisition costs, net.................................................       107        192
  Change in income tax.............................................................................        39         16
  Change in other assets...........................................................................       115        120
  Change in insurance-related liabilities and policy-related balances..............................        59          9
  Change in other liabilities......................................................................        41         36
                                                                                                    ---------  ---------
Net cash (used in) provided by operating activities................................................        (4)        33
                                                                                                    ---------  ---------

Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................       379        325
   Mortgage loans..................................................................................         3          4
   Other limited partnership interests.............................................................         1         --
  Purchases of:
   Fixed maturity securities.......................................................................      (454)      (373)
   Mortgage loans..................................................................................        (2)       (32)
   Real estate joint ventures......................................................................        (5)        --
   Other limited partnership interests.............................................................        (2)        (2)
  Cash received in connection with freestanding derivatives........................................        --          1
  Cash paid in connection with freestanding derivatives............................................        --         (5)
  Net change in policy loans.......................................................................        (5)        (6)
  Net change in short-term investments.............................................................       (13)       (21)
  Other, net.......................................................................................        (4)        (4)
                                                                                                    ---------  ---------
Net cash used in investing activities..............................................................      (102)      (113)
                                                                                                    ---------  ---------

Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................       304        299
   Withdrawals.....................................................................................      (159)      (111)
  Dividend on common stock.........................................................................       (46)      (107)
                                                                                                    ---------  ---------
Net cash provided by financing activities..........................................................        99         81
                                                                                                    ---------  ---------
Change in cash and cash equivalents................................................................        (7)         1
Cash and cash equivalents, beginning of year.......................................................        33         32
                                                                                                    ---------  ---------
Cash and cash equivalents, end of year............................................................. $      26  $      33
                                                                                                    =========  =========

Supplemental disclosures of cash flow information:
  Net cash paid for:
   Income tax...................................................................................... $      17  $      15
                                                                                                    =========  =========

                                                                                                       2010
                                                                                                    ----------

Cash flows from operating activities
Net income (loss).................................................................................. $       80
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
  Depreciation and amortization expenses...........................................................          4
  Amortization of premiums and accretion of discounts associated with investments, net.............         (2)
  (Gains) losses on investments and derivatives, net...............................................        (44)
  (Income) loss from equity method investments, net of dividends or distributions..................         --
  Interest credited to policyholder account balances...............................................         30
  Universal life and investment-type product policy fees...........................................       (310)
  Change in accrued investment income..............................................................         (2)
  Change in premiums, reinsurance and other receivables............................................         (3)
  Change in deferred policy acquisition costs, net.................................................        101
  Change in income tax.............................................................................          6
  Change in other assets...........................................................................        123
  Change in insurance-related liabilities and policy-related balances..............................          7
  Change in other liabilities......................................................................         18
                                                                                                    ----------
Net cash (used in) provided by operating activities................................................          8
                                                                                                    ----------

Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................        389
   Mortgage loans..................................................................................          6
   Other limited partnership interests.............................................................         --
  Purchases of:
   Fixed maturity securities.......................................................................       (457)
   Mortgage loans..................................................................................         --
   Real estate joint ventures......................................................................         --
   Other limited partnership interests.............................................................         --
  Cash received in connection with freestanding derivatives........................................          1
  Cash paid in connection with freestanding derivatives............................................         --
  Net change in policy loans.......................................................................         (7)
  Net change in short-term investments.............................................................         22
  Other, net.......................................................................................         (3)
                                                                                                    ----------
Net cash used in investing activities..............................................................        (49)
                                                                                                    ----------

Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................        342
   Withdrawals.....................................................................................       (195)
  Dividend on common stock.........................................................................        (84)
                                                                                                    ----------
Net cash provided by financing activities..........................................................         63
                                                                                                    ----------
Change in cash and cash equivalents................................................................         22
Cash and cash equivalents, beginning of year.......................................................         10
                                                                                                    ----------
Cash and cash equivalents, end of year............................................................. $       32
                                                                                                    ==========

Supplemental disclosures of cash flow information:
  Net cash paid for:
   Income tax...................................................................................... $       26
                                                                                                    ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company provides life insurance and annuities to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

  The accompanying consolidated financial statements include the accounts of NELICO and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

     .   such separate accounts are legally recognized;
     . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
     .   investments are directed by the contractholder; and
     . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

               New England Life Insurance Company and Subsidiary

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of income.

 Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

  Accounting Policy                                                       Note
  ----------------------------------------------------------------------------
  Insurance                                                                  2
  ----------------------------------------------------------------------------
  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles     3
  ----------------------------------------------------------------------------
  Reinsurance                                                                4
  ----------------------------------------------------------------------------
  Investments                                                                5
  ----------------------------------------------------------------------------
  Derivatives                                                                6
  ----------------------------------------------------------------------------
  Fair Value                                                                 7
  ----------------------------------------------------------------------------
  Employee Benefit Plans                                                    10
  ----------------------------------------------------------------------------
  Income Tax                                                                11
  ----------------------------------------------------------------------------
  Litigation Contingencies                                                  12

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns,

               New England Life Insurance Company and Subsidiary inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

               New England Life Insurance Company and Subsidiary

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

..  incremental direct costs of contract acquisition, such as commissions;
.. the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
.. other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

               New England Life Insurance Company and Subsidiary

  DAC is amortized as follows:

Products:                              In proportion to the following over estimated lives
                                       of the contracts:
------------------------------------------------------------------------------------------
..  Non-participating and               Historic actual and expected future gross
   non-dividend-paying traditional     premiums.
   contracts:
..  Term insurance
..  Non-medical health insurance
---------------------------------------
..  Participating, dividend-paying      Actual and expected future gross margins.
   traditional contracts
------------------------------------------------------------------------------------------
..  Fixed and variable universal life
   contracts                           Actual and expected future gross profits.
..  Variable deferred annuity contracts

  See Note 3 for additional information on DAC amortization.

  The recovery of DAC is dependent upon the future profitability of the related business.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount

               New England Life Insurance Company and Subsidiary of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of income. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

  Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity Securities

  The majority of the Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a

               New England Life Insurance Company and Subsidiary separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

  Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

  The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

  For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

 Mortgage Loans

  The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

  Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

 Policy Loans

  Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence

               New England Life Insurance Company and Subsidiary over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

  The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

  In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

 Short-term Investments

  Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

 Other Invested Assets

  Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

 Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

               New England Life Insurance Company and Subsidiary

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

               New England Life Insurance Company and Subsidiary

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

..  the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
..  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and .. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

               New England Life Insurance Company and Subsidiary

  In addition, the Company sponsors a qualified and a non-qualified defined benefit pension plan as well as a postretirement plan. The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

 Income Tax

  The Company together with its parent, MLIC and its subsidiaries join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               New England Life Insurance Company and Subsidiary

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million and $5 million at December 31, 2012 and 2011, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $2 million and $1 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and less than $1 million for the year ended December 31, 2010.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $13 million and $40 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $8 million and $36 million at December 31, 2012 and 2011, respectively. Related amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and $2 million for the year ended December 31, 2010.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

  Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

               New England Life Insurance Company and Subsidiary

  Foreign Currency

  Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                  As Previously Reported     Adjustment          As Adjusted
                                ------------------------ ------------------  -------------------
                                   December 31, 2011      December 31, 2011   December 31, 2011
                                ------------------------ ------------------  -------------------
                                                         (In millions)
Assets
 Deferred policy acquisition
   costs.......................   $               879    $              (54) $               825
Liabilities
 Deferred income tax liability.   $               149    $              (19) $               130
Equity
 Retained earnings.............   $               662    $              (35) $               627
 Total stockholder's equity....   $             1,172    $              (35) $             1,137
 Total equity..................   $            11,839    $              (54) $            11,785

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of income:

                                     As Previously Reported        Adjustment             As Adjusted
                                     ----------------------   -----------------------  ------------------------
                                     Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                     ----------------------   -----------------------  ------------------------
                                       2011          2010        2011         2010       2011         2010
                                      --------      --------   ---------   ---------     --------    --------
                                                           (In millions)
Expenses
 Other expenses..................... $    445      $    360   $      (9)   $      (9)  $    436     $    351
 Income (loss) before provision for
   income tax....................... $    148      $    105   $       9    $       9   $    157     $    114
 Provision for income tax expense
   (benefit)........................ $     43      $     31   $       3    $       3   $     46     $     34
 Net income (loss).................. $    105      $     74   $       6    $       6   $    111     $     80

               New England Life Insurance Company and Subsidiary

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                      As Previously Reported       Adjustment               As Adjusted
                                      ----------------------   -----------------------  ------------------------
                                      Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                      ----------------------   -----------------------  ------------------------
                                         2011         2010       2011         2010         2011        2010
                                      ----------    ---------   --------     --------    ----------   ---------
                                                              (In millions)
Cash flows from operating activities
 Net income (loss)................... $      105    $      74  $      6     $      6    $      111   $      80
 Change in deferred policy
   acquisition costs, net............ $      201    $     111  $     (9)    $    (10)   $      192   $     101
 Change in income tax................ $       13    $       2  $      3     $      4    $       16   $       6

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation

               New England Life Insurance Company and Subsidiary within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

               New England Life Insurance Company and Subsidiary

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
--------------------------------------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from
                             4% to 5% and (ii) the liability for terminal dividends.
--------------------------------------------------------------------------------------------------------------
Non-participating life       Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 9%.
--------------------------------------------------------------------------------------------------------------
Individual and group         Present value of expected future payments. Interest rate assumptions used in traditional fixed annuities  establishing such liabilities range from 4% to 7%.
after annuitization
--------------------------------------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as to future morbidity,
insurance                    withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 5%.
--------------------------------------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2012 and 2011. Participating policies represented 40%, 40% and 39% of gross life insurance premiums for the years ended
December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

Guarantee:                                        Measurement Assumptions:
--------------------------------------------------------------------------------------------------------
GMDBs  A return of purchase payment upon          Present value of expected death benefits in excess
         death even if the account value is         of the projected account balance recognizing the
         reduced to zero.                           excess ratably over the accumulation period based
                                                    on the present value of total expected
                                                    assessments.

       An enhanced death benefit may be           Assumptions are consistent with those used for
         available for an additional fee.           amortizing DAC, and are thus subject to the same
                                                    variability and risk.

                                                  Investment performance and volatility
                                                    assumptions are consistent with the historical
                                                    experience of the appropriate underlying equity
                                                    index, such as the S&P 500 Index.

                                                  Benefit assumptions are based on the average
                                                    benefits payable over a range of scenarios.
--------------------------------------------------------------------------------------------------------
GMIBs  After a specified period of time           Present value of expected income benefits in
         determined at the time of issuance of      excess of the projected account balance at any
         the variable annuity contract, a           future date of annuitization and recognizing the
         minimum accumulation of purchase           excess ratably over the accumulation period based
         payments, even if the account value        on present value of total expected assessments.
         is reduced to zero, that can be
         annuitized to receive a monthly
         income stream that is not less than a
         specified amount.

       Certain contracts also provide for a       Assumptions are consistent with those used for
         guaranteed lump sum return of              estimating GMDBs liabilities.
         purchase premium in lieu of the
         annuitization benefit.

                                                  Calculation incorporates an assumption for the
                                                    percentage of the potential annuitizations that
                                                    may be elected by the contractholder.
--------------------------------------------------------------------------------------------------------
GMWBs  A return of purchase payment via           Expected value of the life contingent payments
         partial withdrawals, even if the           and expected assessments using assumptions
         account value is reduced to zero,          consistent with those used for estimating the
         provided that cumulative                   GMDBs liabilities.
         withdrawals in a contract year do not
         exceed a certain limit.

       Certain contracts include guaranteed
         withdrawals that are life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity contracts was as follows:

                                                      Variable Life
                                 Annuity Contracts      Contracts
                               ---------------------- ------------- ----------
                                                        Secondary
                                  GMDBs      GMIBs     Guarantees      Total
                               ----------  ---------- ------------- ----------
                                                (In millions)
 Direct
 Balance at January 1, 2010... $        7  $       29  $        1   $       37
 Incurred guaranteed benefits.          2           5          --            7
 Paid guaranteed benefits.....         (3)         --          --           (3)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          6          34           1           41
 Incurred guaranteed benefits.          3          10           1           14
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          8          44           2           54
 Incurred guaranteed benefits.         --          56          (1)          55
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        7  $      100  $        1   $      108
                               ==========  ==========  ==========   ==========
 Ceded
 Balance at January 1, 2010... $        6  $       10  $       --   $       16
 Incurred guaranteed benefits.          2           2          --            4
 Paid guaranteed benefits.....         (3)         --          --           (3)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          5          12          --           17
 Incurred guaranteed benefits.          3           3          --            6
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          7          15          --           22
 Incurred guaranteed benefits.         --          19          --           19
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        6  $       34  $       --   $       40
                               ==========  ==========  ==========   ==========
 Net
 Balance at January 1, 2010... $        1  $       19  $        1   $       21
 Incurred guaranteed benefits.         --           3          --            3
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          1          22           1           24
 Incurred guaranteed benefits.         --           7           1            8
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          1          29           2           32
 Incurred guaranteed benefits.         --          37          (1)          36
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        1  $       66  $        1   $       68
                               ==========  ==========  ==========   ==========

               New England Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $   3,534 $   3,395
                      Balanced........     2,562     2,377
                      Bond............       786       794
                      Specialty.......       230       211
                      Money Market....        97       117
                                       --------- ---------
                       Total.......... $   7,209 $   6,894
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

               New England Life Insurance Company and Subsidiary

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                 December 31,
                                         ---------------------------------------------------------
                                                      2012                           2011
                                         --------------------------     --------------------------
                                             In the          At             In the          At
                                         Event of Death Annuitization   Event of Death Annuitization
                                         -------------- -------------   -------------- -------------
                                                                 (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............   $   6,102      $   3,379       $   5,856      $   3,126
Separate account value..................   $   5,714      $   3,238       $   5,457      $   2,988
Net amount at risk......................   $     142      $     308 (2)   $     350      $     163 (2)
Average attained age of contractholders.    64 years       61 years        63 years       60 years

                                                                                 December 31,
                                                                        --------------------------
                                                                             2012          2011
                                                                        -------------- -------------
                                                                             Secondary Guarantees
                                                                        --------------------------
                                                                                (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account)...........................   $   1,966      $   1,919
Net amount at risk.....................................................   $  16,495      $  18,358
Average attained age of policyholders..................................    51 years       51 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $632 million and $785 million at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

               New England Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2012       2011       2010
                                        ---------  ---------  ---------
                                                 (In millions)
       Balance at January 1,........... $      27  $      25  $      24
        Less: Reinsurance recoverables.        21         20         19
                                        ---------  ---------  ---------
       Net balance at January 1,.......         6          5          5
                                        ---------  ---------  ---------
       Incurred related to:
        Current year...................         1          1          1
        Prior years....................        (1)         1         --
                                        ---------  ---------  ---------
          Total incurred...............        --          2          1
                                        ---------  ---------  ---------
       Paid related to:
        Current year...................        --         --         --
        Prior years....................        (1)        (1)        (1)
                                        ---------  ---------  ---------
          Total paid...................        (1)        (1)        (1)
                                        ---------  ---------  ---------
       Net balance at December 31,.....         5          6          5
       Add: Reinsurance recoverables...        19         21         20
                                        ---------  ---------  ---------
       Balance at December 31,......... $      24  $      27  $      25
                                        =========  =========  =========

  During 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million and increased by $1 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, there was no change to claims and claim adjustment expenses associated with prior years.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $8.4 billion and $8.1 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross

               New England Life Insurance Company and Subsidiary premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

               New England Life Insurance Company and Subsidiary

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                Years Ended December 31,
                                                ---------------------
                                                 2012     2011    2010
          -                                     -----    ------  ------
                                                    (In millions)
          DAC
          Balance at January 1,................ $ 825    $1,016  $1,112
          Capitalizations......................    25        33      34
          Amortization related to:
           Net investment gains (losses).......   (55)      (51)    (14)
           Other expenses......................   (77)     (174)   (121)
                                                -----    ------  ------
             Total amortization................  (132)     (225)   (135)
                                                -----    ------  ------
          Unrealized investment gains (losses).    (2)        1       5
                                                -----    ------  ------
          Balance at December 31,.............. $ 716    $  825  $1,016
                                                =====    ======  ======

               New England Life Insurance Company and Subsidiary

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  Information regarding other policy-related intangibles was as follows:

                                               Years Ended December 31,
                                               -----------------------
                                               2012     2011    2010
                                               ----     ----    ----
                                               (In millions)
                   Deferred Sales Inducements
                   Balance at January 1,...... $28      $35     $39
                   Amortization...............  (2)      (7)     (4)
                                               ---      ---     ---
                   Balance at December 31,.... $26      $28     $35
                                               ===      ===     ===

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

               New England Life Insurance Company and Subsidiary

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $137 million and $127 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $181 million of net unaffiliated ceded reinsurance recoverables. Of this total, $133 million, or 73%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $170 million of net unaffiliated ceded reinsurance recoverables. Of this total, $127 million, or 75%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               -----------------------
                                                               2012     2011    2010
-                                                              ----     ----    ----
                                                                 (In millions)
Premiums:
Direct premiums............................................... $ 88     $ 92    $101
Reinsurance ceded.............................................  (40)     (42)    (47)
                                                                ----     ----    ----
 Net premiums................................................. $ 48     $ 50    $ 54
                                                                ====     ====    ====
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $324     $378    $369
Reinsurance ceded.............................................  (59)     (72)    (59)
                                                                ----     ----    ----
 Net universal life and investment-type product policy fees... $265     $306    $310
                                                                ====     ====    ====
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $267     $212    $180
Reinsurance ceded.............................................  (92)     (74)    (67)
                                                                ----     ----    ----
 Net policyholder benefits and claims......................... $175     $138    $113
                                                                ====     ====    ====
Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances..... $ 35     $ 33    $ 32
Reinsurance ceded.............................................   (4)      (3)     (2)
                                                                ----     ----    ----
 Net interest credited to policyholder account balances....... $ 31     $ 30    $ 30
                                                                ====     ====    ====

               New England Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                           December 31,
                                             -----------------------------------------
                                                     2012                 2011
                                             -------------------- --------------------
                                                           Total                Total
                                                          Balance              Balance
                                             Direct Ceded  Sheet  Direct Ceded  Sheet
                                             ------ ----- ------- ------ ----- -------
                                                           (In millions)
Assets:
Premiums, reinsurance and other receivables.  $ 59  $896  $  955   $ 28  $707  $  735
Deferred policy acquisition costs...........   705    11     716    815    10     825
                                              ----  ----  ------   ----  ----  ------
 Total assets...............................  $764  $907  $1,671   $843  $717  $1,560
                                              ====  ====  ======   ====  ====  ======
Liabilities:
Other liabilities...........................  $300  $ 80  $  380   $253  $ 77  $  330
                                              ====  ====  ======   ====  ====  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $168 million and $150 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on reinsurance at both December 31, 2012 and 2011.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                            Years Ended December 31,
                                                            -----------------------
                                                            2012     2011    2010
                                                            ----     ----    ----
                                                              (In millions)
   Premiums:
   Reinsurance ceded....................................... $ (4)    $ (4)   $ (6)
   Universal life and investment-type product policy fees:
   Reinsurance ceded....................................... $(17)    $(17)   $(17)
   Policyholder benefits and claims:
   Reinsurance ceded....................................... $(23)    $(11)   $ (8)
   Interest credited to policyholder account balances:
   Reinsurance ceded....................................... $ (4)    $ (3)   $ (2)

               New England Life Insurance Company and Subsidiary

  Information regarding the significant effects of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                          December 31,
                                                          ------------
                                                          2012    2011
                                                          ----    ----
                                                          (In millions)
             Assets:
             Premiums, reinsurance and other receivables. $705    $526
             Liabilities:
             Other liabilities........................... $ 29    $ 25

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $518 million and $378 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $118 million, $195 million and $28 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $195 million and $129 million of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $129 million and $110 million, at December 31, 2012 and 2011, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

               New England Life Insurance Company and Subsidiary

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

  The following table presents the fixed maturity AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Included within fixed maturity securities are structured securities including residential mortgage-backed securities ("RMBS"), ABS and commercial mortgage-backed securities ("CMBS").

                                     December 31, 2012                          December 31, 2011
                         ------------------------------------------ ------------------------------------------
                                      Gross Unrealized                           Gross Unrealized
                         --------- ---------------------- Estimated --------- ---------------------- Estimated
                         Amortized       Temporary  OTTI    Fair    Amortized       Temporary  OTTI    Fair
                           Cost    Gains  Losses   Losses   Value     Cost    Gains  Losses   Losses   Value
-                        --------- ----- --------- ------ --------- --------- ----- --------- ------ ---------
                                                        (In millions)
Fixed Maturity
 Securities:
U.S. corporate..........    $  670  $ 86       $--    $--    $  756    $  621  $ 68       $ 1    $--    $  688
Foreign corporate.......       300    24        --     --       324       256    18         2     --       272
RMBS....................       141     7        --     --       148       115    10        --     --       125
State and political
 subdivision............       111    25        --     --       136       105    18        --     --       123
U.S. Treasury and
 agency.................       114    17        --     --       131       170    19        --     --       189
ABS.....................        62     1        --     --        63        12     1        --     --        13
Foreign
 government.............         4     1        --     --         5         6     1        --     --         7
CMBS....................         2    --        --     --         2        36     1        --     --        37
                            ------  ----       ---    ---    ------    ------  ----       ---    ---    ------
  Total fixed maturity
   securities...........    $1,404  $161       $--    $--    $1,565    $1,321  $136       $ 3    $--    $1,454
                            ======  ====       ===    ===    ======    ======  ====       ===    ===    ======

  The Company held no non-income producing fixed maturity securities at December 31, 2012 and 2011.

   Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                          December 31,
                                            -----------------------------------------
                                                    2012                 2011
                                            -------------------- --------------------
                                            Amortized Estimated  Amortized Estimated
                                              Cost    Fair Value   Cost    Fair Value
                                            --------- ---------- --------- ----------
                                                          (In millions)
Due in one year or less....................  $   75     $   77    $   73     $   75
Due after one year through five years......     240        260       268        289
Due after five years through ten years.....     525        590       537        584
Due after ten years........................     359        425       280        331
                                             ------     ------    ------     ------
 Subtotal..................................   1,199      1,352     1,158      1,279
Structured securities (RMBS, ABS and CMBS).     205        213       163        175
                                             ------     ------    ------     ------
   Total fixed maturity securities.........  $1,404     $1,565    $1,321     $1,454
                                             ======     ======    ======     ======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                               December 31, 2012                         December 31, 2011
                                   ----------------------------------------- -----------------------------------------
                                                        Equal to or Greater                       Equal to or Greater
                                   Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                   -------------------- -------------------- -------------------- --------------------
                                   Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                     Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                     Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                       (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate....................    $10       $--        $ 9       $--        $23       $ 1        $ 9       $--
Foreign corporate.................     10        --         --        --         23         2         --        --
RMBS..............................     --        --         --        --          8        --         --        --
ABS...............................     25        --         --        --         --        --         --        --
Foreign government................     --        --         --        --          5        --         --        --
                                      ---       ---        ---       ---        ---       ---        ---       ---
  Total fixed maturity securities.    $45       $--        $ 9       $--        $59       $ 3        $ 9       $--
                                      ===       ===        ===       ===        ===       ===        ===       ===
Total number of securities in an
 unrealized loss position.........     14                    3                   38                    3
                                      ===                  ===                  ===                  ===

               New England Life Insurance Company and Subsidiary

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources;
  (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value,

               New England Life Insurance Company and Subsidiary management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

  The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

  In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

Current Period Evaluation

  Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

  Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $3 million during the year ended December 31, 2012 from $3 million to less than $1 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

  At December 31, 2012, there were no gross unrealized losses from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                December 31,
                                      --------------------------------
                                            2012             2011
                                      ---------------  ---------------
                                      Carrying  % of   Carrying  % of
                                       Value    Total   Value    Total
                                      -------- ------  -------- ------
                                      (In millions)    (In millions)
        Mortgage loans:
         Agricultural................   $ 56    54.4 %   $ 57    54.8 %
         Commercial..................     47     45.6      48     46.2
                                        ----   ------    ----   ------
           Subtotal..................    103    100.0     105    101.0
         Valuation allowances........     --       --      (1)    (1.0)
                                        ----   ------    ----   ------
           Total mortgage loans, net.   $103   100.0 %   $104   100.0 %
                                        ====   ======    ====   ======

               New England Life Insurance Company and Subsidiary

 Mortgage Loans and Valuation Allowance by Portfolio Segment

    All of the agricultural and commercial mortgage loans held at both
  December 31, 2012 and 2011 were evaluated collectively for credit losses. The valuation allowances at December 31, 2012, were less than $1 million on both agricultural and commercial mortgage loans and were for non-specifically identified credit losses. The valuation allowances at December 31, 2011 were primarily for commercial mortgage loans and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2011.

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Agricultural and Commercial Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All agricultural loans are monitored on an ongoing basis. All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. For commercial loans, the monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly,

               New England Life Insurance Company and Subsidiary the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

  Credit Quality of Agricultural Mortgage Loans

  All of the agricultural mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65%. The estimated fair value of agricultural mortgage loans held at December 31, 2012 and 2011 was $59 million and $60 million, respectively.

  Credit Quality of Commercial Mortgage Loans

  All of the commercial mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x. The estimated fair value of commercial mortgage loans held at December 31, 2012 and 2011 was $53 million and $52 million, respectively.

  Past Due, Interest Accrual Status and Impaired Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2012 and 2011. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2012, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the

               New England Life Insurance Company and Subsidiary quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The Company had no mortgage loans modified during the year in a troubled debt restructuring at both December 31, 2012 and 2011.

Other Invested Assets

  Other invested assets is comprised of tax credit partnerships and freestanding derivatives with positive estimated fair values (see Note 6).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $10 million and $14 million at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                    Years Ended December 31,
                                                    -----------------------
                                                    2012     2011    2010
                                                    ----     ----    ----
                                                      (In millions)
          Fixed maturity securities................ $161     $133    $ 77
          Derivatives..............................    1       (3)     (3)
          Short-term investments...................   (1)      (1)     (3)
          Amounts allocated from DAC...............   (1)       1      --
          Deferred income tax benefit (expense)....  (56)     (46)    (25)
                                                     ----     ----    ----
          Net unrealized investment gains (losses). $104     $ 84    $ 46
                                                     ====     ====    ====

  The changes in net unrealized investment gains (losses) were as follows:

                                                          Years Ended December 31,
                                                          -----------------------
                                                          2012     2011    2010
                                                          ----     ----    ----
                                                            (In millions)
    Balance, beginning of period......................... $ 84     $ 46    $ 18
    Unrealized investment gains (losses) during the year.   32       58      37
    Unrealized investment gains (losses) relating to:
     DAC.................................................   (2)       1       5
     Deferred income tax benefit (expense)...............  (10)     (21)    (14)
                                                           ----     ----    ----
    Balance, end of period............................... $104     $ 84    $ 46
                                                           ====     ====    ====
    Change in net unrealized investment gains (losses)... $ 20     $ 38    $ 28
                                                           ====     ====    ====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit

  Invested assets on deposit with regulatory agencies with an estimated fair value of $4 million at both December 31, 2012 and 2011, consisted primarily of fixed maturity securities.

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2012                 2011
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2).   $213      $213       $175      $175
 U.S. corporate.................................     14        14          5         5
Other invested assets...........................     13        13         13        13
Other limited partnership interests.............      3         5          2         5
                                                   ----      ----       ----      ----
   Total........................................   $243      $245       $195      $198
                                                   ====      ====       ====      ====

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other invested assets and

               New England Life Insurance Company and Subsidiary other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011    2010
                                                   ----     ----    ----
                                                   (In millions)
              Investment income:
              Fixed maturity securities........... $ 75     $ 76    $67
              Mortgage loans......................    6        5      5
              Policy loans........................   23       23     22
              Other limited partnership interests.    1        1     --
              Other...............................    1        2      1
                                                     ----    ----   ---
               Subtotal...........................  106      107     95
              Less: Investment expenses...........    2        2      2
                                                     ----    ----   ---
               Net investment income.............. $104     $105    $93
                                                     ====    ====   ===

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                        Years Ended December 31,
                                                                        -----------------------
                                                                        2012     2011    2010
                                                                        ----     ----    ----
                                                                        (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized........................................... $--      $--     $(4)
Fixed maturity securities -- net gains (losses) on sales and disposals.   3        1       6
                                                                        ---      ---     ---
Total net investment gains (losses).................................... $ 3      $ 1     $ 2
                                                                        ===      ===     ===

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, less than $1 million and ($1) million for the years ended December 31, 2012, 2011 and 2010, respectively.

               New England Life Insurance Company and Subsidiary

  Sales or Disposals and Impairments of Fixed Maturity Securities

  Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                      Years Ended December 31,
                                                      -----------------------
                                                      2012     2011    2010
                                                      ----     ----    ----
                                                        (In millions)
         Proceeds.................................... $213     $162    $233
                                                       ====     ====    ====
         Gross investment gains...................... $  4     $  2    $  9
                                                       ----     ----    ----
         Gross investment losses.....................   (1)      (1)     (3)
                                                       ----     ----    ----
         Total OTTI losses recognized in earnings:
          Credit-related.............................   --       --      (4)
                                                       ----     ----    ----
            Total OTTI losses recognized in earnings.   --       --      (4)
                                                       ----     ----    ----
              Net investment gains (losses).......... $  3     $  1    $  2
                                                       ====     ====    ====

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                         Years Ended December 31,
                                                                                         -----------------------
                                                                                         2012         2011
                                                                                         ----         ----
                                                                                         (In millions)
Balance, at January 1,.................................................................. $--          $ 3
Reductions:
Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI..........................................................  --           (3)
                                                                                         ---          ---
Balance, at December 31,................................................................ $--          $--
                                                                                         ===          ===

Related Party Investment Transactions

  The Company receives investment administrative services from certain affiliates. The related investment administrative service charges were $2 million for each of the years ended December 31, 2012, 2011 and 2010. The Company also had additional affiliated net investment income of less than $1 million for each of the years ended December 31, 2012, 2011 and 2010.

  During 2008, the Company entered into a secured note receivable with an affiliate, MetLife Insurance Company of Connecticut, and loaned $25 million to the affiliate. The secured note receivable matured in 2011.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

               New England Life Insurance Company and Subsidiary

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including foreign currency exchange rate and credit. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Foreign Currency Exchange Rate Derivatives

  Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                                 2012                          2011
                                                                     ----------------------------- -----------------------------
                                                                     Notional Estimated Fair Value Notional Estimated Fair Value
              -                  -                                   -------- -------------------- -------- --------------------
                               Primary Underlying Risk Exposure       Amount   Assets  Liabilities  Amount   Assets  Liabilities
                               --------------------------------      -------- -------- ----------- -------- -------- -----------
                                                                                            (In millions)
Derivatives Designated as Hedging Instruments
Cash flow hedges:
  Foreign currency swaps...... Foreign currency exchange rate.......   $30    $     --  $     --     $19    $     --  $      3
                                                                       ---    --------  --------     ---    --------  --------
   Total qualifying hedges.......................................       30          --        --      19          --         3
                                                                       ---    --------  --------     ---    --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Foreign currency swaps........ Foreign currency exchange rate.......     7          --        --       2          --        --
Credit default swaps.......... Credit...............................    34          --        --      23          --        --
                                                                       ---    --------  --------     ---    --------  --------
  Total non-designated or non-qualifying derivatives..............      41          --        --      25          --        --
                                                                       ---    --------  --------     ---    --------  --------
   Total.........................................................      $71    $     --  $     --     $44    $     --  $      3
                                                                       ===    ========  ========     ===    ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2012     2011    2010
                                                     ----     ----    ----
                                                     (In millions)
             Derivatives and hedging gains (losses). $  2     $  2    $ 1
             Embedded derivatives...................  176      154     33
                                                       ----    ----   ---
              Total net derivative gains (losses)... $178     $156    $34
                                                       ====    ====   ===

  The Company recognized net investment income from settlement payments related to qualifying hedges of $1 million for the year ended December 31, 2012. The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011 and 2010.

  The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2012, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                               Net Derivative Gains (Losses)
                                               -----------------------------
                                                       (In millions)
   For the Year Ended December 31, 2012:
   Foreign currency exchange rate derivatives.              $--
   Credit derivatives.........................                1
                                                            ---
    Total.....................................              $ 1
                                                            ===
   For the Year Ended December 31, 2011:
   Foreign currency exchange rate derivatives.              $--
   Credit derivatives.........................               --
                                                            ---
    Total.....................................              $--
                                                            ===
   For the Year Ended December 31, 2010:
   Foreign currency exchange rate derivatives.              $ 1
   Credit derivatives.........................               --
                                                            ---
    Total.....................................              $ 1
                                                            ===

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2012, 2011 and 2010.

  At December 31, 2012 and 2011, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $1 million and ($3) million, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there was $4 million, ($1) million and ($1) million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For the years ended December 31, 2012 and 2010, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the year ended December 31, 2011, there was $1 million reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2012, 2011 and 2010, there were insignificant amounts reclassified to net investment income related to foreign currency swaps. For the years ended December 31, 2012, 2011 and 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

               New England Life Insurance Company and Subsidiary

  At December 31, 2012, insignificant amounts of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million and $22 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012, the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                          ---------------------------------------------------------------
                                                       2012                            2011
                                          ------------------------------- -------------------------------
                                                      Maximum                         Maximum
                                          Estimated  Amount of            Estimated  Amount of
                                            Fair       Future    Weighted   Fair       Future    Weighted
                                          Value of    Payments   Average  Value of    Payments   Average
                                           Credit   under Credit Years to  Credit   under Credit Years to
Rating Agency Designation of Referenced    Default    Default    Maturity  Default    Default    Maturity
Credit Obligations (1)                      Swaps    Swaps (2)     (3)      Swaps    Swaps (2)     (3)
----------------------------------------- --------- ------------ -------- --------- ------------ --------
                                              (In millions)                        (In millions)
Baa
Credit default swaps referencing indices.    $--        $22        4.5       $--        $22        5.0
                                             ---        ---                  ---        ---
 Subtotal................................     --         22        4.5        --         22        5.0
                                             ---        ---                  ---        ---
B
Credit default swaps referencing indices.     --         11        5.0        --         --         --
                                             ---        ---                  ---        ---
 Subtotal................................     --         11        5.0        --         --         --
                                             ---        ---                  ---        ---
   Total.................................    $--        $33        4.7       $--        $22        5.0
                                             ===        ===                  ===        ===

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

               New England Life Insurance Company and Subsidiary

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At both December 31, 2012 and 2011, the Company did not pledge or accept any collateral.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                 Estimated Fair Value of  Fair Value of Incremental Collateral
                                                 Collateral Provided (2):            Provided Upon:
                                                 ------------------------ ------------------------------------
                                                                                         Downgrade in the
                                                                          One Notch  Company's Credit Rating
                                                                          Downgrade  to a Level that Triggers
                                Estimated                                  in the         Full Overnight
                              Fair Value of                               Company's    Collateralization or
                            Derivatives in Net        Fixed Maturity       Credit          Termination
                          Liability Position (1)        Securities         Rating   of the Derivative Position
                          ---------------------- ------------------------ --------- --------------------------
                                                             (In millions)

December 31, 2012........                    $--                      $--       $--                        $--

December 31, 2011........                    $ 3                      $--       $--                        $ 3

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

               New England Life Insurance Company and Subsidiary

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                             ------------
                                                          Balance Sheet Location             2012    2011
                                                -------------------------------------------- ----    ----
                                                                                             (In millions)
Net embedded derivatives within asset host
  contracts:
 Ceded guaranteed minimum benefits............. Premiums, reinsurance and other receivables  $518    $378
Net embedded derivatives within liability host
  contracts:
 Direct guaranteed minimum benefits............ PABs........................................ $ 31    $ 75

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                               --------------------------
                                                 2012     2011        2010
                                               -------- --------    --------
                                                     (In millions)
       Net derivative gains (losses) (1), (2). $    176 $    154    $     33

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($16) million, $18 million and ($14) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $18 million, ($38) million and $31 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

               New England Life Insurance Company and Subsidiary

   Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               New England Life Insurance Company and Subsidiary

  Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                      December 31, 2012
                                                              ----------------------------------
                                                               Fair Value Hierarchy
                                                              -----------------------
                                                                                        Total
                                                                                      Estimated
                                                              Level 1 Level 2 Level 3 Fair Value
                                                              ------- ------- ------- ----------
                                                                        (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate..............................................   $--   $  729   $ 27    $   756
 Foreign corporate...........................................    --      297     27        324
 RMBS........................................................    --      137     11        148
 State and political subdivision.............................    --      136     --        136
 U.S. Treasury and agency....................................    42       89     --        131
 ABS.........................................................    --       47     16         63
 Foreign government..........................................    --        5     --          5
 CMBS........................................................    --       --      2          2
                                                                ---   ------   ----    -------
   Total fixed maturity securities...........................    42    1,440     83      1,565
                                                                ---   ------   ----    -------
Short-term investments.......................................    --       72     --         72
Net embedded derivatives within asset host contracts (1).....    --       --    518        518
Separate account assets (2)..................................    --    8,393     --      8,393
                                                                ---   ------   ----    -------
   Total assets..............................................   $42   $9,905   $601    $10,548
                                                                ===   ======   ====    =======
Liabilities:
Derivative liabilities: (3)
 Foreign currency exchange rate..............................   $--   $   --   $ --    $    --
                                                                ---   ------   ----    -------
   Total derivative liabilities..............................    --       --     --         --
Net embedded derivatives within liability host contracts (1).    --       --     31         31
                                                                ---   ------   ----    -------
   Total liabilities.........................................   $--   $   --   $ 31    $    31
                                                                ===   ======   ====    =======

               New England Life Insurance Company and Subsidiary

                                                                      December 31, 2011
                                                              ----------------------------------
                                                               Fair Value Hierarchy
                                                              -----------------------
                                                                                        Total
                                                                                      Estimated
                                                              Level 1 Level 2 Level 3 Fair Value
                                                              ------- ------- ------- ----------
                                                                        (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate..............................................  $ --   $  668   $ 20     $  688
 Foreign corporate...........................................    --      272     --        272
 RMBS........................................................    --      125     --        125
 State and political subdivision.............................    --      123     --        123
 U.S. Treasury and agency....................................   114       75     --        189
 ABS.........................................................    --       12      1         13
 Foreign government..........................................    --        7     --          7
 CMBS........................................................    --       37     --         37
                                                               ----   ------   ----     ------
   Total fixed maturity securities...........................   114    1,319     21      1,454
                                                               ----   ------   ----     ------
Short-term investments.......................................    --       59     --         59
Net embedded derivatives within asset host contracts (1).....    --       --    378        378
Separate account assets (2)..................................    --    8,057     --      8,057
                                                               ----   ------   ----     ------
   Total assets..............................................  $114   $9,435   $399     $9,948
                                                               ====   ======   ====     ======
Liabilities:
Derivative liabilities: (3)
 Foreign currency exchange rate..............................  $ --   $    3   $ --     $    3
                                                               ----   ------   ----     ------
   Total derivative liabilities..............................    --        3     --          3
Net embedded derivatives within liability host contracts (1).    --       --     75         75
                                                               ----   ------   ----     ------
   Total liabilities.........................................  $ --   $    3   $ 75     $   78
                                                               ====   ======   ====     ======

--------

(1)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of

               New England Life Insurance Company and Subsidiary senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.1% of the total estimated fair value of fixed maturity securities and 1% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price

               New England Life Insurance Company and Subsidiary transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities.

  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  Structured securities comprised of RMBS, ABS and CMBS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

               New England Life Insurance Company and Subsidiary

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Level 3 Valuation Techniques and Key Inputs:

    In general, fixed maturity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, ABS and CMBS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts are primarily comprised of mutual funds and hedge funds.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

               New England Life Insurance Company and Subsidiary

  Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "--Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

     Level 2 Valuation Techniques and Key Inputs:

       This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

               New England Life Insurance Company and Subsidiary

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Interbank Offered Rate ("LIBOR") basis curves, currency spot rates and cross currency basis curves.

  Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

               New England Life Insurance Company and Subsidiary

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Direct Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance Ceded on Certain Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Transfers between Levels

  Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.

               New England Life Insurance Company and Subsidiary

  Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

               New England Life Insurance Company and Subsidiary

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                                 Weighted
                                    Valuation Techniques       Significant Unobservable Inputs      Range        Average
                               ------------------------------- -------------------------------- -------------    --------
Fixed maturity securities:
  U.S. corporate and foreign
 corporate                     . Matrix pricing                .Delta spread adjustments (1)      50   -    50         50
                                                               .Illiquidity premium (1)           30   -    30
                                                               .Spreads from below investment
                                                                grade curves (1)                 100   -    421       127
                               .Market pricing                 .Quoted prices (2)                 98   -    100        99
                               ------------------------------------------------------------------------------------------
  RMBS                         .Matrix pricing and discounted  .Spreads from below investment
                                cash flow                       grade curves (1)                 246   -    246       246
                               ------------------------------------------------------------------------------------------
  ABS                          .Consensus pricing              .Offered quotes (2)               111   -    111
                               ------------------------------------------------------------------------------------------
  CMBS                         .Matrix pricing and discounted  .Spreads from below investment
                                cash flow                       grade curves (1)                 100   -    100       100
                               .Market pricing                 .Quoted prices (2)                100   -    100       100
                               ------------------------------------------------------------------------------------------
Embedded derivatives:

  Direct and ceded guaranteed
 minimum benefits              . Option pricing techniques     . Mortality rates:
                                                                 Ages 0 - 40                      0%   -   0.10%
                                                                 Ages 41 - 60                   0.05%  -   0.64%
                                                                 Ages 61 - 115                  0.32%  -   100%
                                                               . Lapse rates:
                                                                 Durations 1 - 10               0.50%  -   100%
                                                                 Durations 11 - 20                3%   -   100%
                                                                 Durations 21 - 116               3%   -   100%

                                                               . Utilization rates (3)           20%   -    50%
                                                               . Withdrawal rates               0.07%  -    10%
                                                               . Long-term equity volatilities  17.40% -    25%
                                                               .Nonperformance risk spread      0.10%  -   0.67%
                               ------------------------------------------------------------------------------------------

--------

(1)For this unobservable input, range and weighted average are presented in basis points.

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations.

               New England Life Insurance Company and Subsidiary

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

   Securities

  Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, ABS and CMBS, changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumptions used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

   Direct and ceded guaranteed minimum benefits

  For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

               New England Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -----------------------------------------------------------------------
                                          Fixed Maturity Securities:
                                      ---------------------------------------------------
                                                                                                 Net
                                        U.S.         Foreign                                  Embedded
                                      Corporate     Corporate     RMBS     ABS    CMBS     Derivatives (6)
                                      ---------     ---------     ----     ---    ----     ---------------
                                                        (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................    $20           $--        $--      $ 1    $ --          $303
Total realized/unrealized gains
  (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............     --            --          1       --      --            --
   Net investment gains (losses).....     --            --         --       --      --            --
   Net derivative gains (losses).....     --            --         --       --      --           176
 Other comprehensive income
   (loss)............................      1            --         --       --      --            --
Purchases (3)........................     12            27         10       15       2            --
Sales (3)............................     (6)           --         --       --     (24)           --
Issuances (3)........................     --            --         --       --      --            --
Settlements (3)......................     --            --         --       --      --             8
Transfers into Level 3 (4)...........     --            --         --       --      24            --
Transfers out of Level 3 (4).........     --            --         --       --      --            --
                                         ---           ---        ---       ---    ----         ----
Balance, December 31,................    $27           $27        $11      $16    $  2          $487
                                         ===           ===        ===       ===    ====         ====
Changes in unrealized gains (losses)
  included in net income (loss): (5)
   Net investment income.............    $--           $--        $--      $--    $ --          $ --
   Net investment gains (losses).....    $--           $--        $--      $--    $ --          $ --
   Net derivative gains (losses).....    $--           $--        $--      $--    $ --          $179

               New England Life Insurance Company and Subsidiary

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  -----------------------------------------------------------------------
                                     Fixed Maturity Securities:
                                  ----------------------------------------------------
                                                                                             Net
                                    U.S.         Foreign                                  Embedded
                                  Corporate     Corporate     RMBS     ABS     CMBS    Derivatives (6)
                                  ---------     ---------     ----     ---     ----    ---------------
                                                    (In millions)
Year Ended December 31, 2011:....
Balance, January 1,..............    $35          $ 19        $--      $--     $--          $140
Total realized/unrealized gains
  (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........     --            --         --       --      --            --
   Net investment gains (losses).     --            --         --       --      --            --
   Net derivative gains (losses).     --            --         --       --      --           154
 Other comprehensive income
   (loss)........................     --             1         --       --      --            --
Purchases (3)....................     --            --         --        1      --            --
Sales (3)........................     (8)          (17)        --       --      --            --
Issuances (3)....................     --            --         --       --      --            --
Settlements (3)..................     --            --         --       --      --             9
Transfers into Level 3 (4).......     --            --         --       --      --            --
Transfers out of Level 3 (4).....     (7)           (3)        --       --      --            --
                                     ---          ----        ---        ---   ---          ----
Balance, December 31,............    $20          $ --        $--      $ 1     $--          $303
                                     ===          ====        ===        ===   ===          ====
Changes in unrealized gains
  (losses)included in net income
  (loss): (5)
   Net investment income.........    $--          $ --        $--      $--     $--          $ --
   Net investment gains (losses).    $--          $ --        $--      $--     $--          $ --
   Net derivative gains (losses).    $--          $ --        $--      $--     $--          $156

               New England Life Insurance Company and Subsidiary

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  -----------------------------------------------------------------------
                                     Fixed Maturity Securities:
                                  ----------------------------------------------------
                                                                                             Net
                                    U.S.         Foreign                                  Embedded
                                  Corporate     Corporate     RMBS     ABS     CMBS    Derivatives (6)
                                  ---------     ---------     ----     ---     ----    ---------------
                                                    (In millions)
Year Ended December 31, 2010:
Balance, January 1,..............    $17          $ 28        $--      $--     $--          $ 99
Total realized/unrealized gains
  (losses) included in:
 Net income (loss): (1), (2).....
   Net investment income.........     --            --         --       --      --            --
   Net investment gains (losses).     --            (1)        --       --      --            --
   Net derivative gains (losses).     --            --         --       --      --            33
 Other comprehensive income
   (loss)........................     --             4         --       --      --            --
Purchases, sales, issuances and
  settlements (3)................      7           (12)        --       --      --             8
Transfers into Level 3 (4).......     12            --         --       --      --            --
Transfers out of Level 3 (4).....     (1)           --         --       --      --            --
                                     ---          ----        ---        ---   ---          ----
Balance, December 31,............    $35          $ 19        $--      $--     $--          $140
                                     ===          ====        ===        ===   ===          ====
Changes in unrealized gains
  (losses)included in net income
  (loss): (5)
   Net investment income.........    $--          $ --        $--      $--     $--          $ --
   Net investment gains (losses).    $--          $ --        $--      $--     $--          $ --
   Net derivative gains (losses).    $--          $ --        $--      $--     $--          $ 34

--------

    (1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

    (2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

    (3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

    (4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

    (5)Relates to assets and liabilities still held at the end of the respective periods.

    (6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

               New England Life Insurance Company and Subsidiary

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents and accrued investment income. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                    December 31, 2012
                                                        ------------------------------------------
                                                                                           Total
                                                                  Fair Value Hierarchy   Estimated
                                                        Carrying -----------------------   Fair
                                                         Value   Level 1 Level 2 Level 3   Value
-                                                       -------- ------- ------- ------- ---------
                                                                      (In millions)
Assets:
Mortgage loans, net....................................   $103     $--     $--    $112     $112
Policy loans...........................................   $415     $--     $22    $590     $612
Premiums, reinsurance and other receivables............   $168     $--     $--    $179     $179
Other Assets...........................................   $  6     $--     $--    $  5     $  5
Liabilities:
PABs...................................................   $134     $--     $--    $144     $144
Other liabilities......................................   $ 41     $--     $--    $ 41     $ 41
Separate account liabilities...........................   $  8     $--     $ 8    $ --     $  8
Commitments: (1)
Commitments to fund private corporate bond investments.   $ --     $--     $--    $ --     $ --

                                                              December 31, 2011
                                                        -----------------------------
                                                                       Estimated Fair
                                                        Carrying Value     Value
                                                        -------------- --------------
                                                                (In millions)
Assets:
Mortgage loans, net....................................      $104           $111
Policy loans...........................................      $410           $603
Premiums, reinsurance and other receivables............      $150           $157
Other assets...........................................      $  7           $  4
Liabilities:
PABs...................................................      $115           $123
Other liabilities......................................      $ 40           $ 40
Separate account liabilities...........................      $ 14           $ 14
Commitments: (1)
Commitments to fund private corporate bond investments.      $ --           $  1

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 12 for additional information on these off-balance sheet obligations.

               New England Life Insurance Company and Subsidiary

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance agreements.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

  Other assets presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

               New England Life Insurance Company and Subsidiary

  Other Liabilities

  Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

  Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for NELICO was in excess of thirteen times Company Action RBC for all periods presented.

  NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

               New England Life Insurance Company and Subsidiary

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of NELICO, a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

Dividend Restrictions

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

               New England Life Insurance Company and Subsidiary

Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    -----------------------
                                                                                    2012     2011    2010
                                                                                    ----     ----    ----
                                                                                      (In millions)
Holding gains (losses) on investments arising during the year...................... $ 36     $ 63    $ 42
Income tax effect of holding gains (losses)........................................  (12)     (23)    (14)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................   (4)      (5)     (5)
Income tax effect of reclassification adjustments..................................    1        2       2
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (2)       1       5
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................    1       --      (2)
                                                                                     ----     ----    ----
Net unrealized investment gains (losses), net of income tax........................   20       38      28
Defined benefit plans adjustment, net of income tax expense (benefit) of
  ($6) million, ($9) million and $0................................................  (13)     (16)     (3)
                                                                                     ----     ----    ----
   Other comprehensive income (loss), net of income tax............................ $  7     $ 22    $ 25
                                                                                     ====     ====    ====

9. Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                            -----------------------
                                                            2012     2011    2010
  -                                                         ----     ----    ----
                                                              (In millions)
  Compensation............................................. $ 15     $ 19    $ 30
  Pension, postretirement and postemployment benefit costs.   28       28      28
  Commissions..............................................  195      105      78
  Volume-related costs.....................................   11       25      22
  Capitalization of DAC....................................  (25)     (33)    (34)
  Amortization of DAC......................................  132      225     135
  Premium taxes, licenses and fees.........................   10       10      11
  Professional services....................................    3        4       4
  Other....................................................   46       53      77
                                                             ----     ----    ----
     Total other expenses.................................. $415     $436    $351
                                                             ====     ====    ====

Capitalization and Amortization of DAC

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC including impacts of capitalization and amortization.

               New England Life Insurance Company and Subsidiary

Affiliated Expenses

  See Note 13 for a discussion of affiliated expenses included in the table above.

10. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $12 million and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the Company's share of net other postretirement expense was ($1) million, ($1) million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

  The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a qualified defined benefit pension plan. During 2011, the Company became the sole sponsor of the AERP Plan. Accordingly, the Company transitioned its accounting for the AERP Plan from a multiemployer to a single employer plan as of December 31, 2011. The Company made contributions of $7 million and $3 million for the years ended December 31, 2011 and 2010, respectively, to the multiemployer AERP Plan while it was being accounted for as a multiemployer plan. The assets and obligations of the AERP Plan and MPRP Plan, along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

               New England Life Insurance Company and Subsidiary

Obligations and Funded Status

                                                                                        Other Postretirement
                                                                   Pension Benefits (1)  Benefits
                                                                   -------------------  -------------------
                                                                        December 31,
                                                                   ----------------------------------------
                                                                   2012       2011      2012       2011
                                                                   ----       ----      ----       ----
                                                                        (In millions)
Change in benefit obligations:
Benefit obligations at January 1,................................. $187       $ 46      $ 37       $ 37
 Service costs....................................................    5          1         3          1
 Interest costs...................................................    9          3         2          2
 Plan participants' contributions.................................   --         --         2          2
 Net actuarial (gains) losses.....................................   26          8         2         (1)
 Plan amendments, change in benefits, and other (2)...............   --        131        (1)        --
 Benefits paid....................................................   (8)        (2)       (3)        (4)
                                                                     ----       ----      ----       ----
Benefit obligations at December 31,...............................  219        187        42         37
                                                                     ----       ----      ----       ----
Change in plan assets:
Fair value of plan assets at January 1,...........................  110         --        --         --
 Actual return on plan assets.....................................   11         --        --         --
 Plan amendments, change in benefits, and other (2)...............   --        110        --         --
 Plan participants' contributions.................................   --         --         2          2
 Employer contributions...........................................   10          2         1          2
 Benefits paid....................................................   (8)        (2)       (3)        (4)
                                                                     ----       ----      ----       ----
Fair value of plan assets at December 31,.........................  123        110        --         --
                                                                     ----       ----      ----       ----
 Over (under) funded status at December 31,....................... $(96)      $(77)     $(42)      $(37)
                                                                     ====       ====      ====       ====
Amounts recognized in the consolidated balance sheets consist of:
 Other liabilities................................................ $(96)      $(77)     $(42)      $(37)
                                                                     ====       ====      ====       ====
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses..................................... $ 39       $ 17      $  5       $  2
 Prior service costs (credit).....................................   19         22        10         13
                                                                     ----       ----      ----       ----
   Accumulated other comprehensive (income) loss, before income
     tax.......................................................... $ 58       $ 39      $ 15       $ 15
                                                                     ----       ----      ====       ====
Accumulated Benefit Obligation.................................... $198       $169       N/A        N/A
                                                                     ====       ====

--------
(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $67 million and $55 million at December 31, 2012 and 2011, respectively.

(2)The assets and obligations are related to the AERP Plan.

               New England Life Insurance Company and Subsidiary

  Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                    December 31,
                                                    ------------
                                                    2012    2011
                   -                                ----    ----
                                                    (In millions)
                   Projected benefit obligations... $219    $187
                   Accumulated benefit obligations. $198    $169
                   Fair value of plan assets....... $123    $110

  The projected benefit obligation exceeded assets for all pension plans at December 31, 2012 and 2011.

Net Periodic Benefit Costs

  Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

    . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

    . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

               New England Life Insurance Company and Subsidiary

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                        Pension Benefits Other Postretirement Benefits
                                                        --------------   ----------------------------
                                                          Years Ended December 31,
                                                        -------------------------------------------
                                                        2012   2011 2010 2012      2011      2010
                                                        ----   ---- ---- ----      ----      ----
                                                                (In millions)
Net Periodic Benefit Costs:
 Service costs......................................... $ 5    $ 1  $ 1  $ 3       $ 1       $ 1
 Interest costs........................................   9      3    3    2         2         2
 Expected return on plan assets........................  (7)    --   --   --        --        --
 Amortization of net actuarial (gains) losses..........   2      1   --   --        --        --
 Amortization of prior service costs (credit)..........   2     --   --    2         3         2
                                                        ---    ---  ---  ---       ---       ---
   Total net periodic benefit costs (credit)...........  11      5    4    7         6         5
                                                        ---    ---  ---  ---       ---       ---
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses..........................  23      8    2    2        (1)        5
 Prior service costs (credit) (1)......................  --     21   --   --        --        --
 Amortization of net actuarial gains (losses)..........  (2)    (1)  --   --        --        --
 Amortization of prior service (costs) credit..........  (2)    --   --   (2)       (3)       (2)
                                                        ---    ---  ---  ---       ---       ---
   Total recognized in other comprehensive
     income (loss).....................................  19     28    2   --        (4)        3
                                                        ---    ---  ---  ---       ---       ---
     Total recognized in net periodic benefit costs
       and other comprehensive income (loss)........... $30    $33  $ 6  $ 7       $ 2       $ 8
                                                        ===    ===  ===  ===       ===       ===

--------

(1)Prior service cost related to the AERP Plan.

  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $19 million and other postretirement benefits of $0 for an aggregate reduction in OCI of $19 million before income tax and $13 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $2 million and $2 million, and less than $1 million and $3 million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 for the year ended December 31, 2010. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of less than $1 million for each of the years ended December 31, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

  Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                                              Other Postretirement
                                         Pension Benefits      Benefits
                                      ----------------------- --------------------
                                                 December 31,
                                      --------------------------------------------
                                         2012        2011     2012       2011
                                      ----------- -----------   -----      -----
      Weighted average discount rate.    4.20%       4.95%    4.20%      4.95%
      Rate of compensation increase.. 4.50%-5.00% 4.50%-5.00%  N/A        N/A

Assumptions used in determining net periodic benefit costs were as follows:

                                             Pension Benefits     Other Postretirement Benefits
                                          ----------------------- -----------------------------
                                                        December 31,
                                          -----------------------------------------------------
                                             2012     2011  2010  2012      2011      2010
                                          ----------- ----- -----   -----     -----     -----
Weighted average discount rate...........    4.95%    5.80% 6.25% 4.95%     5.80%     6.25%
Weighted average expected rate of return
  on plan assets.........................    6.25%    6.25%  N/A   N/A       N/A       N/A
Rate of compensation increase............ 4.50%-5.00% 5.00% 5.00%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 5.75% for pension benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                             December 31,
                                -----------------------------------------------------------------------
                                               2012                                2011
                                ----------------------------------- -----------------------------------
                                7.8% in 2013, gradually decreasing  7.3% in 2012, gradually decreasing
Pre-and Post-Medicare eligible  each year until 2099 reaching the   each year until 2083 reaching the
  claims....................... ultimate rate of 4.4%.              ultimate rate of 4.3%.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components by less than $1 million and increase the accumulated postretirement benefit obligation by $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components by less than $1 million and decrease the accumulated postretirement benefit obligation by $1 million.

               New England Life Insurance Company and Subsidiary

  Plan Assets

  The pension plan assets are categorized into a three-level fair value hierarchy, as defined in Note 7, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

  Level 1This category includes investments in fixed maturity securities and equity securities which have unadjusted quoted market prices in active markets for identical assets and liabilities.

  Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

         Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

         Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

  Level 3This category includes separate accounts that are invested in fixed maturity securities that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

               New England Life Insurance Company and Subsidiary

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

               New England Life Insurance Company and Subsidiary

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                   Pension
                                              ------------------------
                                                     Actual Allocation
                                                     -----------------
                                              Target 2012     2011
                                              ------ -----    -----
               Asset Class:
               Fixed maturity securities (1).    75%  85 %     81 %
               Equity securities (2).........    12%  15 %     18 %
               Alternative securities (3)....    13%  -- %      1 %
                                                     -----    -----
                Total assets.................        100 %    100 %
                                                     =====    =====

--------

(1)Fixed maturity securities include collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include other investments.

  The pension plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2012
                                         ------------------------------------
                                         Fair Value Measurements at
                                          Reporting Date Using
                                         --------------------------
                                                                      Total
                                                                    Estimated
                                                                      Fair
                                         Level 1  Level 2  Level 3    Value
                                         -------  -------  -------  ---------
                                                   (In millions)
     Assets:
     Fixed maturity securities:
      Corporate.........................     $--      $33      $ 1       $ 34
      U.S. government bonds.............      26        7       --         33
      Foreign bonds.....................      --       13       --         13
      Federal agencies..................      --       10       --         10
      Municipals........................      --        3       --          3
      Other (1).........................      --       11       --         11
                                         -------  -------  -------  ---------
        Total fixed maturity securities.      26       77        1        104
                                         -------  -------  -------  ---------
     Equity securities:
      Common stock - domestic...........      19       --       --         19
                                         -------  -------  -------  ---------
     Other receivables..................      --       --       --         --
                                         -------  -------  -------  ---------
         Total assets...................     $45      $77      $ 1       $123
                                         =======  =======  =======  =========

               New England Life Insurance Company and Subsidiary

                                                 December 31, 2011
                                         ------------------------------------
                                         Fair Value Measurements at
                                          Reporting Date Using
                                         --------------------------
                                                                      Total
                                                                    Estimated
                                                                      Fair
                                         Level 1  Level 2  Level 3    Value
                                         -------  -------  -------  ---------
                                                   (In millions)
     Assets:
     Fixed maturity securities:
      Corporate.........................     $--      $30      $ 1       $ 31
      U.S. government bonds.............      30        8       --         38
      Foreign bonds.....................      --        4       --          4
      Federal agencies..................      --        7       --          7
      Municipals........................      --        3       --          3
      Other (1).........................      --        7       --          7
                                         -------  -------  -------  ---------
        Total fixed maturity securities.      30       59        1         90
                                         -------  -------  -------  ---------
     Equity securities:
      Common stock - domestic...........      19       --       --         19
                                         -------  -------  -------  ---------
     Other receivables..................      --        1       --          1
                                         -------  -------  -------  ---------
         Total assets...................     $49      $60      $ 1       $110
                                         =======  =======  =======  =========

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

  A rollforward of all pension plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                             Fair Value Measurements Using
                                                       Significant Unobservable Inputs (Level 3)
                                                  ---------------------------------------------------
                                                               Years Ended December 31,
                                                  ---------------------------------------------------
                                                            2012                      2011
                                                  ------------------------- -------------------------
                                                  Fixed Maturity Securities Fixed Maturity Securities
                                                  ------------------------- -------------------------
                                                          Corporate                 Corporate
                                                         Securities                Securities
                                                  ------------------------- -------------------------
                                                                     (In millions)
Balance, January 1,..............................                       $ 1                       $--
Realized gains (losses)..........................                        --                        --
Unrealized gains (losses)........................                        --                        --
Purchases, sales, issuances and settlements, net.                        --                        --
Transfers into and/or out of Level 3.............                        --                         1
                                                  ------------------------- -------------------------
Balance, December 31,............................                       $ 1                       $ 1
                                                  ========================= =========================

Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The

               New England Life Insurance Company and Subsidiary

Company expects to make discretionary contributions to the AERP qualified pension plan of $8 million in 2013. For information on employer contributions, see "-- Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $2 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $2 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               Other
                                  Pension  Postretirement
                                  Benefits    Benefits
                                  -------- --------------
                                       (In millions)
                       2013......      $ 7            $ 3
                       2014......      $ 8            $ 3
                       2015......      $ 9            $ 3
                       2016......      $ 9            $ 3
                       2017......      $ 9            $ 3
                       2018-2022.      $54            $13

  Additional Information

  As previously discussed, most of the assets of the pension plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of income were less than $1 million for both years ended December 31, 2012 and 2011, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $11 million and $3 million for the years ended December 31, 2012 and 2011, respectively. At December 31, 2011, the Company transitioned its accounting for the AERP from a multiemployer to a single employer plan. See also "-- Pension and Other Postretirement Benefit Plans." The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended
December 31, 2012, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

11. Income Tax

  The provision for income tax was as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2012     2011    2010
                                                        ----     ----    ----
                                                        (In millions)
         Current:
          Federal......................................  $41      $25     $15
         Deferred:
          Federal......................................   33       21      19
                                                        ----     ----    ----
            Provision for income tax expense (benefit).  $74      $46     $34
                                                        ====     ====    ====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                         Years Ended December 31,
                                                         -----------------------
                                                         2012     2011    2010
                                                         ----     ----    ----
                                                           (In millions)
      Tax provision at U.S. statutory rate.............. $ 75     $ 55    $ 40
      Tax effect of:
         Tax-exempt investment income...................  (12)     (12)    (11)
         Prior year tax.................................   12        5       6
         State and local income tax.....................   --        2      (2)
         Tax credits....................................   (1)      (2)     (1)
         Change in valuation allowance..................   --       (2)      2
                                                         ----     ----    ----
           Provision for income tax expense (benefit)... $ 74     $ 46    $ 34
                                                         ====     ====    ====

               New England Life Insurance Company and Subsidiary

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                        ------------
                                                         2012   2011
                                                        -----  -----
                                                        (In millions)
          Deferred income tax assets:
           Policyholder liabilities and receivables.... $  60  $ 114
           Employee benefits...........................    21     24
           Deferred intercompany losses................    10     10
           Investments, including derivatives..........     1     --
           Tax credit carryforwards....................    --      2
           Litigation-related and government mandated..     1      1
           Other.......................................     1      2
                                                        -----  -----
             Total gross deferred income tax assets....    94    153
           Less: Valuation allowance...................    10     10
                                                        -----  -----
             Total net deferred income tax assets......    84    143
                                                        -----  -----
          Deferred income tax liabilities:
           DAC.........................................   195    227
           Net unrealized investment gains.............    56     46
                                                        -----  -----
             Total deferred income tax liabilities.....   251    273
                                                        -----  -----
             Net deferred income tax asset (liability). $(167) $(130)
                                                        =====  =====

  The Company has no tax credit carryforwards.

  The Company has recorded a valuation allowance related to tax benefits of certain state net operating as well as a deferred intercompany loss from the sale of Exeter to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2012, the Company recorded a decrease of less than $1 million, related to certain state net operating loss carryforwards.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $3 million, $16 million, and $19 million for 2012, 2011 and 2010, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local income tax examinations in major taxing jurisdictions for years prior to 2003. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

               New England Life Insurance Company and Subsidiary

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ------------------------
                                                                          2012     2011    2010
                                                                          ----     ----    ----
                                                                          (In millions)
Balance at January 1,....................................................  $ 7      $--     $--
Additions for tax positions of prior years...............................   11        7      --
                                                                          ----     ----    ----
Balance at December 31,..................................................  $18      $ 7     $--
                                                                          ====     ====    ====
Unrecognized tax benefits that, if recognized would impact the effective
  rate...................................................................  $18      $ 7     $--
                                                                          ====     ====    ====

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                                                   Years Ended December 31,
                                                                   ------------------------
                                                                   2012     2011    2010
                                                                   ----     ----    ----
                                                                   (In millions)
  Interest recognized in the consolidated statements of income....  $--       $1     $--

                                                                            December 31,
                                                                            ---------------
                                                                            2012    2011
                                                                            ----    ----
                                                                            (In millions)
  Interest included in other liabilities in the consolidated balance sheets   $1     $ 1

  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $10 million and $13 million, respectively, related to the separate account DRD. The 2012 benefit included an expense of $1 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return.

               New England Life Insurance Company and Subsidiary

12. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including the Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of December 31, 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. On November 21, 2012, the West Virginia Treasurer filed an action against the Company in West Virginia state court, alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations or audits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practice Claims

  The Company and certain of its affiliates have has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable produces or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

  The Company conducted an internal investigation of an agency in Los Angeles, CA concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution has been made to certain customers. The Company has been named in three related lawsuits currently pending in California state court.

  Summary

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the

               New England Life Insurance Company and Subsidiary

Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At December 31, 2012 and 2011, the Company maintained a liability of $2 million and $3 million, respectively. The related assets for premium tax offsets were $1 million at both December 31, 2012 and 2011, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2012 and 2011, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

Commitments

  Leases

  The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                           Gross
                                          Rental
                                         Payments
                                       -------------
                                       (In millions)
                           2013.......      $16
                           2014.......      $12
                           2015.......      $10
                           2016.......      $ 8
                           2017.......      $ 6
                           Thereafter.      $14

               New England Life Insurance Company and Subsidiary

  Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $3 million and $4 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Commitments to Fund Private Corporate Bond Investments

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $5 million and $6 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $60 million, $64 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $25 million for each of the years ended December 31, 2012, 2011 and 2010. Revenues received from affiliates related to these agreements, recorded in other revenues, were $96 million, $11 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively.

               New England Life Insurance Company and Subsidiary

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $207 million, $189 million and $180 million for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates of $34 million and $6 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

  See Note 5 for additional related party transactions.

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2012, through April 19, 2013, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended
December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. In addition, as discussed in Note 2, the Company reorganized its segments in 2012. Our opinion is not modified with respect to these matters.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 2, 2013

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2012 and 20110

                (In millions, except share and per share data)

                                                                                                     2012         2011
                                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $164,757 and $154,376, respectively; includes $170 and $0, respectively, relating to
   variable interest entities).................................................................. $    183,676 $    168,178
 Equity securities available-for-sale, at estimated fair value (cost: $1,541 and $1,379,
   respectively)................................................................................        1,499        1,278
 Trading and fair value option securities, at estimated fair value (includes $659 and $473, respectively, of actively traded securities; and $41 and $117, respectively, relating to
   variable interest entities)..................................................................          752          697
 Mortgage loans (net of valuation allowances of $304 and $393, respectively)....................       44,657       43,880
 Policy loans...................................................................................        8,364        8,314
 Real estate and real estate joint ventures (includes $10 and $15, respectively, relating to
   variable interest entities)..................................................................        6,837        5,891
 Other limited partnership interests (includes $165 and $152, respectively, relating to
   variable interest entities)..................................................................        4,508        4,334
 Short-term investments, principally at estimated fair value....................................        6,881        6,140
 Other invested assets, principally at estimated fair value (includes $81 and $98,
   respectively, relating to variable interest entities)........................................       12,479       12,478
                                                                                                 ------------ ------------
   Total investments............................................................................      269,653      251,190
Cash and cash equivalents, principally at estimated fair value (includes $31 and $70,
 respectively, relating to variable interest entities)..........................................        1,401        2,089
Accrued investment income (includes $2 and $1, respectively, relating to variable interest
 entities)......................................................................................        2,242        2,219
Premiums, reinsurance and other receivables (includes $4 and $10, respectively, relating to
 variable interest entities)....................................................................       24,721       27,981
Deferred policy acquisition costs and value of business acquired................................        5,832        6,341
Other assets (includes $4 and $4, respectively, relating to variable interest entities).........        4,444        4,233
Separate account assets.........................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total assets................................................................................. $    429,264 $    400,731
                                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................................... $    113,986 $    109,333
Policyholder account balances...................................................................       94,716       88,856
Other policy-related balances...................................................................        5,663        5,876
Policyholder dividends payable..................................................................          610          659
Policyholder dividend obligation................................................................        3,828        2,919
Payables for collateral under securities loaned and other transactions..........................       22,461       20,280
Short-term debt.................................................................................          100          101
Long-term debt (includes $124 and $116, respectively, at estimated fair value, relating to
 variable interest entities)....................................................................        2,345        2,248
Current income tax payable......................................................................          161          123
Deferred income tax liability (includes $2 and $0, respectively, at estimated fair value,
 relating to variable interest entities)........................................................        3,036        2,324
Other liabilities (includes $22 and $42, respectively, relating to variable interest entities)..       33,941       36,614
Separate account liabilities....................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total liabilities............................................................................      401,818      376,011
                                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding at December 31, 2012 and 2011.........................................            5            5
 Additional paid-in capital.....................................................................       14,510       14,506
 Retained earnings..............................................................................        8,631        6,973
 Accumulated other comprehensive income (loss)..................................................        4,008        3,054
                                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............................       27,154       24,538
Noncontrolling interests........................................................................          292          182
                                                                                                 ------------ ------------
   Total equity.................................................................................       27,446       24,720
                                                                                                 ------------ ------------
   Total liabilities and equity................................................................. $    429,264 $    400,731
                                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                         2012       2011       2010
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   19,880 $   18,288 $   18,519
Universal life and investment-type product policy fees...............      2,239      2,202      2,075
Net investment income................................................     11,852     11,615     11,581
Other revenues.......................................................      1,730      1,808      1,725
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......      (214)      (244)      (510)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................         22         17        150
 Other net investment gains (losses).................................      (138)        359        190
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................      (330)        132      (170)
 Net derivative gains (losses).......................................        675      1,578      (266)
                                                                      ---------- ---------- ----------
     Total revenues..................................................     36,046     35,623     33,464
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     22,269     20,681     20,707
Interest credited to policyholder account balances...................      2,390      2,372      2,523
Policyholder dividends...............................................      1,295      1,355      1,443
Other expenses.......................................................      6,394      6,471      6,282
                                                                      ---------- ---------- ----------
     Total expenses..................................................     32,348     30,879     30,955
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      3,698      4,744      2,509
Provision for income tax expense (benefit)...........................      1,055      1,460        769
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      2,643      3,284      1,740
Income (loss) from discontinued operations, net of income tax........         40         61         31
                                                                      ---------- ---------- ----------
 Net income (loss)...................................................      2,683      3,345      1,771
Less: Net income (loss) attributable to noncontrolling interests.....          2        (8)        (3)
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    2,681 $    3,353 $    1,774
                                                                      ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                       2012       2011       2010
                                                                    ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company.......................................................... $    2,681 $    3,353 $    1,774
Net income (loss) attributable to noncontrolling interests.........          2        (8)        (3)
                                                                    ---------- ---------- ----------
Net income (loss)..................................................      2,683      3,345      1,771
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets......      2,502      2,567      4,470
 Unrealized gains (losses) on derivatives..........................      (241)      1,203        182
 Foreign currency translation adjustments..........................       (30)          6       (29)
 Defined benefit plans adjustment..................................      (766)      (671)        161
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), before income tax..............      1,465      3,105      4,784
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).....................................      (511)    (1,074)    (1,676)
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), net of income tax..............        954      2,031      3,108
                                                                    ---------- ---------- ----------
Comprehensive income (loss)........................................      3,637      5,376      4,879
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax......................................          2        (8)          3
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company, excluding cumulative effect of change in
  accounting principle.............................................      3,635      5,384      4,876
Cumulative effect of change in accounting principle, net of income
  tax..............................................................         --         --         10
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company................................................ $    3,635 $    5,384 $    4,886
                                                                    ========== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2012

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2011............... $      5 $    14,506 $    6,973
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    1
Dividends on common stock..................                         (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           2,681
Other comprehensive income (loss), net
 of income tax.............................
                                            -------- ----------- ----------
Balance at December 31, 2012............... $      5 $    14,510 $    8,631
                                            ======== =========== ==========

                                                 Accumulated Other Comprehensive Income (Loss)
                                            --------------------------------------------------------
                                                  Net                      Foreign       Defined             Total
                                              Unrealized    Other-Than-    Currency      Benefit       Metropolitan Life
                                              Investment     Temporary   Translation      Plans        Insurance Company
                                             Gains (Losses)  Impairments  Adjustments   Adjustment    Stockholder's Equity
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2011...............  $      5,185   $      (317)   $    37    $      (1,851)     $      24,538
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                          3
Excess tax benefits related to stock-based
 compensation..............................                                                                          1
Dividends on common stock..................                                                                    (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                      2,681
Other comprehensive income (loss), net
 of income tax.............................         1,312            159      (19)             (498)               954
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2012...............  $      6,497   $      (158)   $    18    $      (2,349)     $      27,154
                                            =============== ============ ============ ============== =====================




                                             Noncontrolling   Total
                                               Interests       Equity
                                            --------------- -----------
Balance at December 31, 2011...............   $      182    $    24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................                           3
Excess tax benefits related to stock-based
 compensation..............................                           1
Dividends on common stock..................                     (1,023)
Change in equity of noncontrolling
 interests.................................          108            108
Net income (loss)..........................            2          2,683
Other comprehensive income (loss), net
 of income tax.............................                         954
                                            --------------- -----------
Balance at December 31, 2012...............   $      292    $    27,446
                                            =============== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)





                                        Common      Additional    Retained
                                        Stock    Paid-in Capital Earnings
                                       -------   --------------- ---------
Balance at December 31, 2010......... $        5  $      14,445  $  4,941
Capital contributions from MetLife,
 Inc. (Note 13)......................                        50
Excess tax benefits related to stock-
 based compensation..................                        11
Dividends on common stock............                             (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                               3,353
Other comprehensive income (loss),
 net of income tax...................
                                      ---------- --------------- ---------
Balance at December 31, 2011......... $        5  $      14,506  $  6,973
                                      ========== =============== =========

                                            Accumulated Other Comprehensive Income (Loss)
                                      ----------------------------------------------------------
                                            Net                      Foreign        Defined              Total
                                        Unrealized    Other-Than-    Currency       Benefit        Metropolitan Life
                                        Investment     Temporary   Translation       Plans         Insurance Company
                                       Gains (Losses)  Impairments  Adjustments    Adjustment     Stockholder's Equity
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2010.........  $      2,672   $      (254)  $      34   $        (1,429)    $        20,414
Capital contributions from MetLife,
 Inc. (Note 13)......................                                                                            50
Excess tax benefits related to stock-
 based compensation..................                                                                            11
Dividends on common stock............                                                                       (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                                                                         3,353
Other comprehensive income (loss),
 net of income tax...................         2,513           (63)          3              (422)              2,031
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2011.........  $      5,185   $      (317)  $      37    $       (1,851)    $        24,538
                                      =============== ============ ============ ================ =====================




                                       Noncontrolling   Total
                                         Interests       Equity
                                      --------------- -----------
Balance at December 31, 2010.........  $        148   $    20,562
Capital contributions from MetLife,
 Inc. (Note 13)......................                          50
Excess tax benefits related to stock-
 based compensation..................                          11
Dividends on common stock............                     (1,321)
Change in equity of noncontrolling
 interests...........................            42            42
Net income (loss)....................           (8)         3,345
Other comprehensive income (loss),
 net of income tax...................                       2,031
                                      --------------- -----------
Balance at December 31, 2011.........  $        182   $    24,720
                                      =============== ===========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2010

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2009............... $      5 $    14,438 $    4,817
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                         (1,009)
                                            -------- ----------- ----------
Balance at January 1, 2010.................        5      14,438      3,808
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                            (10)
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    4
Dividends on common stock..................                           (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           1,774
Other comprehensive income (loss), net of
 income tax................................
                                            -------- ----------- ----------
Balance at December 31, 2010............... $      5 $    14,445 $    4,941
                                            ======== =========== ==========

                                                Accumulated Other Comprehensive Income (Loss)
                                            ------------------------------------------------------
                                                  Net                      Foreign      Defined            Total
                                              Unrealized    Other-Than-    Currency     Benefit      Metropolitan Life
                                              Investment     Temporary   Translation     Plans       Insurance Company
                                             Gains (Losses)  Impairments  Adjustments  Adjustment   Stockholder's Equity
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2009...............   $    (265)     $    (341)  $        51  $    (1,527)    $        17,178
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....          (6)                         (1)                          (1,016)
                                              ----------     ----------  -----------  ------------    ---------------
Balance at January 1, 2010.................        (271)          (341)           50       (1,527)             16,162
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....           10                                                           --
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                         3
Excess tax benefits related to stock-based
 compensation..............................                                                                         4
Dividends on common stock..................                                                                     (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                     1,774
Other comprehensive income (loss), net of
 income tax................................        2,933             87         (16)            98              3,102
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2010...............   $    2,672     $    (254)  $        34  $    (1,429)    $        20,414
                                            =============== ============ ============ ============ =====================




                                             Noncontrolling  Total
                                               Interests      Equity
                                            --------------- ---------
Balance at December 31, 2009...............  $        291   $  17,469
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                   (1,016)
                                             ------------   ---------
Balance at January 1, 2010.................           291      16,453
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                        --
Capital contributions from MetLife, Inc.
 (Note 13).................................                         3
Excess tax benefits related to stock-based
 compensation..............................                         4
Dividends on common stock..................                     (631)
Change in equity of noncontrolling
 interests.................................         (146)       (146)
Net income (loss)..........................           (3)       1,771
Other comprehensive income (loss), net of
 income tax................................             6       3,108
                                            --------------- ---------
Balance at December 31, 2010...............  $        148   $  20,562
                                            =============== =========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012        2011       2010
                                                                                          ----------- ---------- ----------
Cash flows from operating activities
Net income (loss)........................................................................ $     2,683 $    3,345 $    1,771
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Depreciation and amortization expenses.................................................         416        407        394
  Amortization of premiums and accretion of discounts associated with investments, net...       (698)      (683)      (709)
  (Gains) losses on investments and derivatives and from sales of businesses, net........       (188)    (1,735)        380
  (Income) loss from equity method investments, net of dividends or distributions........          42        269        116
  Interest credited to policyholder account balances.....................................       2,390      2,372      2,523
  Universal life and investment-type product policy fees.................................     (2,239)    (2,202)    (2,075)
  Change in trading and fair value option securities.....................................       (100)         20       (14)
  Change in accrued investment income....................................................          22         14      (117)
  Change in premiums, reinsurance and other receivables..................................       (422)      (208)      (377)
  Change in deferred policy acquisition costs and value of business acquired, net........         359        150        169
  Change in income tax...................................................................        (28)        527        727
  Change in other assets.................................................................         361        767        283
  Change in insurance-related liabilities and policy-related balances....................       1,915      2,587      2,469
  Change in other liabilities............................................................         170        726        684
  Other, net.............................................................................       (147)      (125)      (120)
                                                                                          ----------- ---------- ----------
Net cash provided by operating activities................................................       4,536      6,231      6,104
                                                                                          ----------- ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.............................................................      52,889     53,325     49,828
   Equity securities.....................................................................         245        816        520
   Mortgage loans........................................................................       8,668      8,152      4,853
   Real estate and real estate joint ventures............................................         721      1,058        241
   Other limited partnership interests...................................................         585        754        383
  Purchases of:
   Fixed maturity securities.............................................................    (62,136)   (54,038)   (57,961)
   Equity securities.....................................................................       (393)      (278)      (157)
   Mortgage loans........................................................................     (9,448)   (10,443)    (5,820)
   Real estate and real estate joint ventures............................................     (1,447)      (980)      (539)
   Other limited partnership interests...................................................       (660)      (658)      (614)
  Cash received in connection with freestanding derivatives..............................         634      1,011        712
  Cash paid in connection with freestanding derivatives..................................       (443)      (695)      (920)
  Issuances of loans to affiliates.......................................................          --      (525)         --
  Net change in policy loans.............................................................        (50)       (44)      (171)
  Net change in short-term investments...................................................       (567)    (3,816)        841
  Net change in other invested assets....................................................       (791)      (562)        149
  Net change in property, equipment and leasehold improvements...........................        (71)      (104)      (138)
  Other, net.............................................................................          --          7        (7)
                                                                                          ----------- ---------- ----------
Net cash used in investing activities.................................................... $  (12,264) $  (7,020) $  (8,800)
                                                                                          ----------- ---------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012        2011        2010
                                                                                        ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................ $    61,647 $    55,586 $    44,481
   Withdrawals.........................................................................    (56,373)    (57,078)    (43,381)
  Net change in payables for collateral under securities loaned and other transactions.       2,181       3,266       2,352
  Net change in short-term debt........................................................         (1)         (1)       (217)
  Long-term debt issued................................................................          79         110         188
  Long-term debt repaid................................................................        (81)     (1,411)       (324)
  Dividends on common stock............................................................     (1,023)     (1,151)       (232)
  Capital contribution.................................................................          --          47          --
  Other, net...........................................................................         611          25        (33)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) financing activities....................................       7,040       (607)       2,834
                                                                                        ----------- ----------- -----------
Change in cash and cash equivalents....................................................       (688)     (1,396)         138
Cash and cash equivalents, beginning of year...........................................       2,089       3,485       3,347
                                                                                        ----------- ----------- -----------
Cash and cash equivalents, end of year................................................. $     1,401 $     2,089 $     3,485
                                                                                        =========== =========== ===========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Interest............................................................................ $       151 $       196 $       217
                                                                                        =========== =========== ===========
   Income tax.......................................................................... $       842 $       701 $       183
                                                                                        =========== =========== ===========
  Non-cash transactions:
   Purchase money mortgage loans on sales of real estate joint ventures................ $        -- $        -- $         2
                                                                                        =========== =========== ===========
   Capital contributions from MetLife, Inc............................................. $         3 $         3 $         3
                                                                                        =========== =========== ===========
   Dividends to MetLife, Inc........................................................... $        -- $       170 $       399
                                                                                        =========== =========== ===========
   Real estate and real estate joint ventures acquired in satisfaction of debt......... $       264 $       151 $        58
                                                                                        =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. See Note 2 for information on the reorganization of the Company's segments during 2012, which were retrospectively applied.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

Consolidation

  The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Discontinued Operations

  The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Non-participating and               Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-participating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 5 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products; and
    . securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities), with changes in estimated fair value subsequent to consolidation included in net investment gains (losses).

    Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Joint venture investments that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Goodwill

  Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Employee Benefit Plans

  The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

  The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the consolidated balance sheets.

Income Tax

  Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

Other Accounting Policies

  Stock-Based Compensation

  Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

  MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion at both December 31, 2012 and 2011. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.0 billion and $999 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $121 million, $118 million and $111 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $902 million and $1.6 billion at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $611 million and $1.2 billion at December 31, 2012 and 2011, respectively. Related amortization expense was $143 million, $145 million and $132 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                                           As Previously Reported     Adjustment          As Adjusted
                                                         ------------------------ ------------------- -------------------
                                                            December 31, 2011       December 31, 2011   December 31, 2011
                                                         ------------------------ ------------------- -------------------
                                                                                  (In millions)
Assets
  Other invested assets, principally at estimated fair
   value................................................   $             12,505   $              (27) $           12,478
  Deferred policy acquisition costs and value of
   business acquired (1)................................   $              7,779   $           (1,438) $            6,341
Liabilities
  Deferred income tax liability.........................   $              2,827   $             (503) $            2,324
Equity
  Retained earnings.....................................   $              8,077   $           (1,104) $            6,973
  Accumulated other comprehensive income (loss).........   $              2,912   $               142 $            3,054
  Total Metropolitan Life Insurance Company
   stockholder's equity.................................                 25,500                 (962)             24,538
  Total equity..........................................   $             25,682   $             (962) $           24,720

--------

(1)VOBA was not impacted by the adoption of this guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                        As Previously Reported        Adjustment              As Adjusted
                                      --------------------------- ------------------------ ------------------------
                                       Years Ended December 31,   Years Ended December 31, Years Ended December 31,
                                      --------------------------- ------------------------ ------------------------
                                            2011          2010       2011        2010          2011         2010
                                      ------------- -------------  ----------    -------   --------     --------
                                                               (In millions)
Revenues
  Net investment income.............. $  11,621 (1) $  11,586 (1) $      (6)    $   (5)    $11,615      $11,581
Expenses
  Other expenses..................... $       6,414 $       6,259 $       57    $    23    $ 6,471      $ 6,282
  Income (loss) from continuing
   operations before provision for
   income tax........................ $   4,807 (1) $   2,537 (1) $     (63)    $  (28)    $ 4,744      $ 2,509
  Provision for income tax expense
   (benefit)......................... $   1,479 (1) $     776 (1) $     (19)    $   (7)    $ 1,460      $   769
  Income (loss) from continuing
   operations, net of income tax..... $   3,328 (1) $   1,761 (1) $     (44)    $  (21)    $ 3,284      $ 1,740
  Net income (loss).................. $       3,389 $       1,792 $     (44)    $  (21)    $ 3,345      $ 1,771
  Net income (loss) attributable to
   Metropolitan Life Insurance
   Company........................... $       3,397 $       1,795 $     (44)    $  (21)    $ 3,353      $ 1,774

--------

(1)Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations and comprehensive income due to the inclusion of the impact of discontinued real estate operations of $4 million ($6 million net investment income, net of $2 million income tax) and $5 million ($7 million net investment income, net of $2 million income tax) for the years ended December 31, 2011 and 2010, respectively.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                  As Previously Reported          Adjustment               As Adjusted
                                                -------------------------- ------------------------ --------------------------
                                                 Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
                                                -------------------------- ------------------------ --------------------------
                                                    2011          2010         2011        2010         2011          2010
                                                ------------- ------------ ------------ ----------- ------------- ------------
                                                                                (In millions)
Cash flows from operating activities
  Net income (loss)............................ $       3,389 $      1,792 $       (44) $      (21) $       3,345 $      1,771
  Change in deferred policy acquisition costs
   and value of business acquired, net......... $          94 $        147 $         56 $        22 $         150 $        169
  Change in income tax......................... $         547 $        735 $       (20) $       (8) $         527 $        727
Cash flows from investing activities
  Net change in other invested assets.......... $       (570) $        142 $          8 $         7 $       (562) $        149

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 10.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and FVO securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to AOCI as of July 1, 2010.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  As a result of the adoption of the amended VIE consolidation guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and FVO securities and $232 million of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt, and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters--Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  As announced in November 2011, MetLife, Inc. reorganized its business into three broad geographic regions. As a result, during 2012, the Company reorganized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. Prior period results have been revised in connection with these changes.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2012, 2011 and 2010 and at December 31, 2012 and 2011. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880  $     --    $  19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189        50        2,239
Net investment income......................      5,384     1,680       4,519       554     12,137     (285)       11,852
Other revenues.............................        265       398         252       815      1,730        --        1,730
Net investment gains (losses)..............         --        --          --        --         --     (330)        (330)
Net derivative gains (losses)..............         --        --          --        --         --       675          675
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936       110       36,046
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425       139       23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361        29        2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)        --        (632)
Amortization of DAC and VOBA...............        656        29          12         2        699       292          991
Interest expense on debt...................          5         1           9       133        148         4          152
Other expenses.............................      2,341     1,901         438     1,196      5,876         7        5,883
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877       471       32,348
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171     (116)        1,055
                                            ---------- ---------  ---------- --------- ----------              ---------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643              $   2,643
                                                                                       ==========              =========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                            Operating Earnings
                                            ---------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate                            Total
Year Ended December 31, 2011                  Retail    Benefits   Funding   & Other      Total   Adjustments Consolidated
------------------------------------------- ---------- ---------- --------- ---------   --------- ----------- ------------
                                                                           (In millions)
Revenues
Premiums................................... $    4,022 $  12,487  $   1,778 $      1    $  18,288  $      --   $  18,288
Universal life and investment-type product
 policy fees...............................      1,334       630        197       --        2,161         41       2,202
Net investment income......................      5,363     1,682      4,312      385       11,742      (127)      11,615
Other revenues.............................        226       374        242      966        1,808         --       1,808
Net investment gains (losses)..............         --        --         --       --           --        132         132
Net derivative gains (losses)..............         --        --         --       --           --      1,578       1,578
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total revenues...........................     10,945    15,173      6,529    1,352       33,999      1,624      35,623
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,425    11,880      3,683        4       21,992         44      22,036
Interest credited to policyholder account
 balances..................................      1,000       178      1,140       --        2,318         54       2,372
Capitalization of DAC......................      (622)      (84)       (18)       --        (724)         --       (724)
Amortization of DAC and VOBA...............        681        95         14        1          791         84         875
Interest expense on debt...................          5        --          8      172          185          9         194
Other expenses.............................      2,564     1,837        472    1,247        6,120          6       6,126
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total expenses...........................     10,053    13,906      5,299    1,424       30,682        197      30,879
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................        314       445        432    (229)          962        498       1,460
                                            ---------- ---------  --------- --------    ---------              ---------
Operating earnings......................... $      578 $     822  $     798 $    157        2,355
                                            ========== =========  ========= ========
Adjustments to:
  Total revenues...........................                                                 1,624
  Total expenses...........................                                                 (197)
  Provision for income tax (expense)
   benefit.................................                                                 (498)
                                                                                        ---------
Income (loss) from continuing operations,
 net of income tax.........................                                             $   3,284              $   3,284
                                                                                        =========              =========
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate
At December 31, 2011                          Retail    Benefits   Funding   & Other      Total
------------------------------------------- ---------- ---------- --------- ---------   ---------
                                                               (In millions)

Total assets............................... $  160,164 $  42,603  $ 164,244 $ 33,720    $ 400,731
Separate account assets.................... $   43,229 $     478  $  62,971 $     --    $ 106,678
Separate account liabilities............... $   43,229 $     478  $  62,971 $     --    $ 106,678

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary, Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2010                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,125 $  12,691  $  1,702  $      1  $  18,519  $      --   $  18,519
Universal life and investment-type product
 policy fees...............................    1,228       616       196        --      2,040         35       2,075
Net investment income......................    5,675     1,617     4,156       141     11,589        (8)      11,581
Other revenues.............................      163       358       240       964      1,725         --       1,725
Net investment gains (losses)..............       --        --        --        --         --      (170)       (170)
Net derivative gains (losses)..............       --        --        --        --         --      (266)       (266)
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total revenues...........................   11,191    15,282     6,294     1,106     33,873      (409)      33,464
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,504    12,122     3,511      (18)     22,119         31      22,150
Interest credited to policyholder account
 balances..................................    1,026       192     1,252        --      2,470         53       2,523
Capitalization of DAC......................    (530)      (97)      (13)        --      (640)         --       (640)
Amortization of DAC and VOBA...............      593        96        15         1        705        104         809
Interest expense on debt...................        5        --         8       189        202         15         217
Other expenses.............................    2,411     1,843       459     1,181      5,894          2       5,896
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total expenses...........................   10,009    14,156     5,232     1,353     30,750        205      30,955
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................      415       395       371     (208)        973      (204)         769
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    767 $     731  $    691  $   (39)      2,150
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             (409)
  Total expenses...........................                                             (205)
  Provision for income tax (expense)
   benefit.................................                                               204
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   1,740              $   1,740
                                                                                    =========              =========

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2012      2011      2010
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,224 $  16,209 $  16,204
          Accident and health insurance.     6,458     5,940     5,982
          Non-insurance.................       167       149       133
                                         --------- --------- ---------
           Total........................ $  23,849 $  22,298 $  22,319
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Revenues derived from one external customer were $2.5 billion, $2.4 billion and $2.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, which represented 11%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2012, 2011 and 2010. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                         Years ended December 31,
                                                                         -----------------------
                                                                          2012     2011    2010
                                                                         -------  ------- -------
                                                                              (In millions)
Total revenues.......................................................... $    62  $   105 $    37
Total expenses..........................................................      --       --      --
                                                                         -------  ------- -------
Income (loss) before provision for income tax...........................      62      105      37
Provision for income tax expense (benefit)..............................      22       37      12
                                                                         -------  ------- -------
Income (loss) from operations of discontinued operations, net of income
  tax...................................................................      40       68      25
Gain (loss) on disposal of operations, net of income tax................      --      (7)       6
                                                                         -------  ------- -------
Income (loss) from discontinued operations, net of income tax........... $    40  $    61 $    31
                                                                         =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                              -------------------------
                                                  2012         2011
                                              ------------ ------------
                                                    (In millions)
        Retail............................... $     92,322 $     92,352
        Group, Voluntary & Worksite Benefits.       28,517       27,480
        Corporate Benefit Funding............       93,051       83,752
        Corporate & Other....................          475          481
                                              ------------ ------------
         Total............................... $    214,365 $    204,065
                                              ============ ============

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
-------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium
                             reserves for death and endowment
                             policy benefits (calculated based
                             upon the non-forfeiture interest
                             rate, ranging from 3% to 7%, and
                             mortality rates guaranteed in
                             calculating the cash surrender values
                             described in such contracts); and
                             (ii) the liability for terminal
                             dividends.
-------------------------------------------------------------------
Non-participating life       Aggregate of the present value of
                             expected future benefit payments and
                             related expenses less the present
                             value of expected future net
                             premiums. Assumptions as to mortality
                             and persistency are based upon the
                             Company's experience when the basis
                             of the liability is established.
                             Interest rate assumptions for the
                             aggregate future policy benefit
                             liabilities range from 2% to 10%.
-------------------------------------------------------------------
Individual and group         Present value of expected future
traditional fixed annuities  payments. Interest rate assumptions
after annuitization          used in establishing such liabilities
                             range from 1% to 11%.
-------------------------------------------------------------------
Non-medical health           The net level premium method and
insurance                    assumptions as to future morbidity,
                             withdrawals and interest, which
                             provide a margin for adverse
                             deviation. Interest rate assumptions
                             used in establishing such liabilities
                             range from 4% to 7%.
-------------------------------------------------------------------
Disabled lives               Present value of benefits method and
                             experience assumptions as to claim
                             terminations, expenses and interest.
                             Interest rate assumptions used in
                             establishing such liabilities range
                             from 2% to 8%.
-------------------------------------------------------------------

  Participating business represented 5% and 6% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 29%, 32% and 32% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   .  Present value of expected death
          death even if the account value is     benefits in excess of the
          reduced to zero.                       projected account balance
                                                 recognizing the excess ratably
                                                 over the accumulation period based
                                                 on the present value of total
                                                 expected assessments.
------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    .  Assumptions are consistent with
          available for an additional fee.       those used for amortizing DAC, and
                                                 are thus subject to the same
                                                 variability and risk.

                                              .  Investment performance and
                                                 volatility assumptions are
                                                 consistent with the historical
                                                 experience of the appropriate
                                                 underlying equity index, such as
                                                 the S&P 500 Index.

                                              .  Benefit assumptions are based on
                                                 the average benefits payable over
                                                 a range of scenarios.
------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    .  Present value of expected income
          determined at the time of issuance     benefits in excess of the
          of the variable annuity contract,      projected account balance at any
          a minimum accumulation of purchase     future date of annuitization and
          payments, even if the account          recognizing the excess ratably
          value is reduced to zero, that can     over the accumulation period based
          be annuitized to receive a monthly     on present value of total expected
          income stream that is not less         assessments.
          than a specified amount.
       .  Certain contracts also provide for  .  Assumptions are consistent with
          a guaranteed lump sum return of        those used for estimating GMDBs
          purchase premium in lieu of the        liabilities.
          annuitization benefit.

                                              .  Calculation incorporates an
                                                 assumption for the percentage of
                                                 the potential annuitizations that
                                                 may be elected by the
                                                 contractholder.
------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    .  Expected value of the life
          partial withdrawals, even if the       contingent payments and expected
          account value is reduced to zero,      assessments using assumptions
          provided that cumulative               consistent with those used for
          withdrawals in a contract year do      estimating the GMDBs liabilities.
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                                                              Universal and Variable
                                                                            Annuity Contracts    Life Contracts
                                                                            ----------------  ---------------------
                                                                                              Secondary    Paid-Up
                                                                             GMDBs    GMIBs   Guarantees  Guarantees  Total
                                                                            -------  -------- ----------  ---------- --------
                                                                                             (In millions)
Direct
Balance at January 1, 2010................................................. $    57  $     89  $    67     $    21   $    234
Incurred guaranteed benefits...............................................      10        24      179          28        241
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      61       113      246          49        469
Incurred guaranteed benefits...............................................      30        45       15           9         99
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      84       158      261          58        561
Incurred guaranteed benefits...............................................      31       174       79          10        294
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $   109  $    332  $   340     $    68   $    849
                                                                            =======  ========  =======     =======   ========
Ceded
Balance at January 1, 2010................................................. $    37  $     28  $    44     $     8   $    117
Incurred guaranteed benefits...............................................      13         8      165          26        212
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      44        36      209          34        323
Incurred guaranteed benefits...............................................      25        16        3           7         51
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      62        52      212          41        367
Incurred guaranteed benefits...............................................      30        58       53           6        147
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    86  $    110  $   265     $    47   $    508
                                                                            =======  ========  =======     =======   ========
Net
Balance at January 1, 2010................................................. $    20  $     61  $    23     $    13   $    117
Incurred guaranteed benefits...............................................     (3)        16       14           2         29
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      17        77       37          15        146
Incurred guaranteed benefits...............................................       5        29       12           2         48
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      22       106       49          17        194
Incurred guaranteed benefits...............................................       1       116       26           4        147
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    23  $    222  $    75     $    21   $    341
                                                                            =======  ========  =======     =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,623 $  18,240
                      Balanced........    19,235    14,368
                      Bond............     4,771     4,221
                      Specialty.......       852       787
                      Money Market....       192       211
                                       --------- ---------
                       Total.......... $  44,673 $  37,827
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                         In the          At             In the
                     Event of Death Annuitization   Event of Death At Annuitization
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Annuity Contracts
  (1)
Variable Annuity
  Guarantees
Total contract
  account value.....  $    55,469    $    24,229     $    48,671     $    18,378
Separate account
  value.............  $    43,327    $    22,963     $    36,327     $    17,024
Net amount at risk..  $       902    $      845 (2)  $     1,894     $   413 (2)
Average attained
  age of
  contractholders...     64 years       60 years        63 years        60 years
Two Tier Annuities
General account
  value.............          N/A    $       274             N/A     $       276
Net amount at risk..          N/A    $        48             N/A     $        49
Average attained
  age of
  contractholders...          N/A       64 years             N/A        63 years

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                       Secondary       Paid-Up        Secondary        Paid-Up
                       Guarantees    Guarantees       Guarantees      Guarantees
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Universal and
  Variable Life
  Contracts (1)
Account value
  (general and
  separate account).  $     6,958    $     1,163     $     6,535     $     1,206
Net amount at risk..  $    85,216    $     9,299     $    88,999     $     9,977
Average attained
  age of
  policyholders.....     52 years       59 years        51 years        58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.9 billion and $2.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2012, 2011 and 2010, the Company issued $24.7 billion, $27.4 billion and $15.0 billion, respectively, and repaid $21.5 billion, $28.2 billion and $12.3 billion, respectively, of such funding agreements. At December 31, 2012 and 2011, liabilities for funding agreements outstanding, which are included in PABs, were $23.9 billion and $20.1 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2012   2011
                                           ------ ------
                                           (In millions)
                       FHLB of New York... $  736 $  658
                       FHLB of Des Moines. $   55 $   31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                  Liability              Collateral
                             ------------------- --------------------------
                                              December 31,
                             ----------------------------------------------
                               2012      2011        2012         2011
                             --------- --------- ------------ -------------
                                             (In millions)
     FHLB of New York (1)... $  13,512 $  11,655 $  14,611(2) $  13,002 (2)
     Farmer Mac (3)......... $   2,550 $   2,550 $      2,929 $       2,927
     FHLB of Des Moines (1). $   1,000 $     475 $   1,298(2) $     662 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2012     2011     2010
                                                    -------- -------- --------
                                                          (In millions)
 Balance at January 1,............................. $  6,622 $  6,539 $  6,302
   Less: Reinsurance recoverables..................      324      448      354
                                                    -------- -------- --------
 Net balance at January 1,.........................    6,298    6,091    5,948
                                                    -------- -------- --------
 Incurred related to:
   Current year....................................    4,320    3,856    3,733
   Prior years.....................................     (42)     (79)       13
                                                    -------- -------- --------
    Total incurred.................................    4,278    3,777    3,746
                                                    -------- -------- --------
 Paid related to:
   Current year....................................  (2,626)  (2,282)  (2,244)
   Prior years.....................................  (1,425)  (1,288)  (1,359)
                                                    -------- -------- --------
    Total paid.....................................  (4,051)  (3,570)  (3,603)
                                                    -------- -------- --------
 Net balance at December 31,.......................    6,525    6,298    6,091
 Add: Reinsurance recoverables.....................      301      324      448
                                                    -------- -------- --------
 Balance at December 31,........................... $  6,826 $  6,622 $  6,539
                                                    ======== ======== ========

  During 2012 and 2011, claims and claim adjustment expenses associated with prior years decreased by $42 million and $79 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.7 billion and $62.7 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $49.3 billion and $44.0 billion at December 31, 2012 and 2011, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.80% and 3.12% at December 31, 2012 and 2011, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2012     2011     2010
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  6,244 $  6,640 $  7,639
Capitalizations.......................................................      632      724      640
Amortization related to:
  Net investment gains (losses).......................................    (270)     (88)    (108)
  Other expenses......................................................    (709)    (777)    (687)
                                                                       -------- -------- --------
   Total amortization.................................................    (979)    (865)    (795)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................    (145)    (255)    (844)
                                                                       -------- -------- --------
Balance at December 31,...............................................    5,752    6,244    6,640
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       97      115      136
Amortization related to:
  Other expenses......................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
   Total amortization.................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      (5)      (8)      (7)
                                                                       -------- -------- --------
Balance at December 31,...............................................       80       97      115
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  5,832 $  6,341 $  6,755
                                                                       ======== ======== ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                                         December 31,
                                                                       -----------------
                                                                         2012     2011
                                                                       -------- --------
                                                                         (In millions)
Retail................................................................ $  5,407 $  5,921
Group, Voluntary & Worksite Benefits..................................      337      342
Corporate Benefit Funding.............................................       88       76
Corporate & Other.....................................................       --        2
                                                                       -------- --------
  Total............................................................... $  5,832 $  6,341
                                                                       ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2012     2011    2010
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  184   $  190  $  173
                Capitalization.............     22       29      42
                Amortization...............   (26)     (35)    (25)
                                             ------  ------  ------
                Balance at December 31,.... $  180   $  184  $  190
                                             ======  ======  ======

                VODA and VOCRA
                Balance at January 1,...... $  378   $  400  $  412
                Acquisitions...............     --       --       7
                Amortization...............   (25)     (22)    (19)
                                             ------  ------  ------
                Balance at December 31,.... $  353   $  378  $  400
                                             ======  ======  ======
                Accumulated amortization... $  104   $   79  $   57
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA   VODA and VOCRA
                                            ------- --------------
                                                (In millions)
             2013.......................... $    11 $          28
             2014.......................... $     9 $          30
             2015.......................... $     8 $          30
             2016.......................... $     4 $          30
             2017.......................... $     5 $          28

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For other policies within the Group, Voluntary and Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has reinsured with an unaffiliated third-party reinsurer 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               -----------------------------
                                                                 2012      2011      2010
                                                               --------- --------- ---------
                                                                       (In millions)
Premiums:
Direct premiums............................................... $  19,821 $  18,435 $  18,793
Reinsurance assumed...........................................     1,350     1,240     1,155
Reinsurance ceded.............................................   (1,291)   (1,387)   (1,429)
                                                               --------- --------- ---------
 Net premiums................................................. $  19,880 $  18,288 $  18,519
                                                               ========= ========= =========
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $   2,763 $   2,686 $   2,627
Reinsurance assumed...........................................        39        38        13
Reinsurance ceded.............................................     (563)     (522)     (565)
                                                               --------- --------- ---------
 Net universal life and investment-type product policy fees... $   2,239 $   2,202 $   2,075
                                                               ========= ========= =========
Other revenues:
Direct other revenues......................................... $     887 $     836 $     750
Reinsurance assumed...........................................       (6)       (6)       (5)
Reinsurance ceded.............................................       849       978       980
                                                               --------- --------- ---------
 Net other revenues........................................... $   1,730 $   1,808 $   1,725
                                                               ========= ========= =========
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  22,677 $  21,100 $  21,246
Reinsurance assumed...........................................     1,208     1,069     1,235
Reinsurance ceded.............................................   (1,616)   (1,488)   (1,774)
                                                               --------- --------- ---------
 Net policyholder benefits and claims......................... $  22,269 $  20,681 $  20,707
                                                               ========= ========= =========
Other expenses:
Direct other expenses......................................... $   5,328 $   5,280 $   5,167
Reinsurance assumed...........................................       479       458       462
Reinsurance ceded.............................................       587       733       653
                                                               --------- --------- ---------
 Net other expenses........................................... $   6,394 $   6,471 $   6,282
                                                               ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2012                                     2011
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other
 receivables...................... $    1,613 $    480 $  22,628 $   24,721 $    1,383 $    485 $  26,113 $   27,981
Deferred policy acquisition costs
 and value of business
 acquired.........................      5,685      460     (313)      5,832      6,337      386     (382)      6,341
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    7,298 $    940 $  22,315 $   30,553 $    7,720 $    871 $  25,731 $   34,322
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities:
Future policy benefits............ $  112,264 $  1,722 $      -- $  113,986 $  107,713 $  1,620 $      -- $  109,333
Policyholder account balances.....     94,454      262        --     94,716     88,557      299        --     88,856
Other policy-related balances.....      5,401      291      (29)      5,663      5,631      294      (49)      5,876
Other liabilities.................      9,544    7,327    17,070     33,941      8,068    7,574    20,972     36,614
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  221,663 $  9,602 $  17,041 $  248,306 $  209,969 $  9,787 $  20,923 $  240,679
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.9 billion and $17.9 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on reinsurance were $6.9 billion and $7.0 billion at December 31, 2012 and 2011, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                   2012     2011     2010
                                                                                 -------- -------- --------
                                                                                       (In millions)
Premiums:
Reinsurance assumed............................................................. $    319 $    169 $     88
Reinsurance ceded...............................................................     (54)     (51)     (63)
                                                                                 -------- -------- --------
  Net premiums.................................................................. $    265 $    118 $     25
                                                                                 ======== ======== ========
Universal life and investment-type product policy fees:
Reinsurance assumed............................................................. $     39 $     38 $     13
Reinsurance ceded...............................................................    (216)    (170)    (230)
                                                                                 -------- -------- --------
  Net universal life and investment-type product policy fees.................... $  (177) $  (132) $  (217)
                                                                                 ======== ======== ========
Other revenues:
Reinsurance assumed............................................................. $    (6) $    (7) $    (5)
Reinsurance ceded...............................................................      790      916      908
                                                                                 -------- -------- --------
  Net other revenues............................................................ $    784 $    909 $    903
                                                                                 ======== ======== ========
Policyholder benefits and claims:
Reinsurance assumed............................................................. $    334 $    175 $    112
Reinsurance ceded...............................................................    (177)    (121)    (129)
                                                                                 -------- -------- --------
  Net policyholder benefits and claims.......................................... $    157 $     54 $   (17)
                                                                                 ======== ======== ========
Other expenses:
Reinsurance assumed............................................................. $    357 $    352 $    362
Reinsurance ceded...............................................................      789      914      824
                                                                                 -------- -------- --------
  Net other expenses............................................................ $  1,146 $  1,266 $  1,186
                                                                                 ======== ======== ========

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2012               2011
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other receivables (1)......... $     85 $  16,925 $     44 $  20,469
Deferred policy acquisition costs and value of business
  acquired..............................................      435     (266)      359     (286)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    520 $  16,659 $    403 $  20,183
                                                         ======== ========= ======== =========
Liabilities:
Future policy benefits.................................. $    567 $      -- $    442 $      --
Policyholder account balances...........................      251        --      266        --
Other policy-related balances...........................       57      (29)       59      (49)
Other liabilities (1)...................................    6,906    14,652    7,114    18,707
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,781 $  14,623 $  7,881 $  18,658
                                                         ======== ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $29 million and $20 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, ($29) million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.4 billion and $1.2 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $14 million, $727 million and ($66) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.4 billion and $1.5 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivative were $135 million, ($811) million and ($596) million for the years ended
December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion and $15.7 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on affiliated reinsurance were $6.8 billion and $6.9 billion at December 31, 2012 and 2011, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2012      2011
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,586 $  43,169
Other policy-related balances.....................................................       298       358
Policyholder dividends payable....................................................       466       514
Policyholder dividend obligation..................................................     3,828     2,919
Other liabilities.................................................................       602       613
                                                                                   --------- ---------
   Total closed block liabilities.................................................    47,780    47,573
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    30,546    30,407
 Equity securities available-for-sale, at estimated fair value....................        41        35
 Mortgage loans...................................................................     6,192     6,206
 Policy loans.....................................................................     4,670     4,657
 Real estate and real estate joint ventures.......................................       459       364
 Other invested assets............................................................       953       857
                                                                                   --------- ---------
   Total investments..............................................................    42,861    42,526
Cash and cash equivalents.........................................................       381       249
Accrued investment income.........................................................       481       509
Premiums, reinsurance and other receivables.......................................       107       109
Current income tax recoverable....................................................         2        53
Deferred income tax assets........................................................       319       362
                                                                                   --------- ---------
     Total assets designated to the closed block..................................    44,151    43,808
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,629     3,765
                                                                                   --------- ---------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax..........................     2,891     2,394
 Unrealized gains (losses) on derivatives, net of income tax......................         9        11
 Allocated to policyholder dividend obligation, net of income tax.................   (2,488)   (1,897)
                                                                                   --------- ---------
Total amounts included in accumulated other comprehensive income (loss)...........       412       508
                                                                                   --------- ---------
       Maximum future earnings to be recognized from closed block assets and
         liabilities.............................................................. $   4,041 $   4,273
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                  Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011    2010
                                                                                 ---------- -------- -------
                                                                                        (In millions)
Balance at January 1,........................................................... $    2,919 $    876 $    --
Change in unrealized investment and derivative gains (losses)...................        909    2,043     876
                                                                                 ---------- -------- -------
Balance at December 31,......................................................... $    3,828 $  2,919 $   876
                                                                                 ========== ======== =======

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  2,139 $  2,306 $  2,461
Net investment income....................................................    2,188    2,231    2,292
Net investment gains (losses)............................................       61       32       39
Net derivative gains (losses)............................................     (12)        8     (27)
                                                                          -------- -------- --------
   Total revenues........................................................    4,376    4,577    4,765
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,783    2,991    3,115
Policyholder dividends...................................................    1,072    1,137    1,235
Other expenses...........................................................      179      193      199
                                                                          -------- -------- --------
   Total expenses........................................................    4,034    4,321    4,549
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      342      256      216
Provision for income tax expense (benefit)...............................      120       89       71
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      222      167      145
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       10        1        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    232 $    168 $    146
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

  Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, CMBS and ABS.

                                          December 31, 2012                             December 31, 2011
                            --------------------------------------------- ---------------------------------------------
                                          Gross Unrealized                               Gross Unrealized
                             Cost or  ------------------------- Estimated  Cost or   ------------------------- Estimated
                            Amortized          Temporary  OTTI    Fair    Amortized           Temporary  OTTI    Fair
                              Cost     Gains    Losses   Losses   Value     Cost      Gains    Losses   Losses   Value
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
                                                                   (In millions)
Fixed Maturity Securities:
U.S. corporate............. $  59,587 $  7,717 $    304  $  --  $  67,000 $  56,298  $  6,113 $    715  $  --  $  61,696
U.S. Treasury and agency...    28,252    4,408        9     --     32,651    21,572     4,272       --     --     25,844
Foreign corporate (1)......    27,231    3,128      126    (1)     30,234    27,298     2,400      551      1     29,146
RMBS.......................    23,792    1,716      226    257     25,025    25,445     1,564      766    524     25,719
CMBS.......................     9,264      559       37     --      9,786     8,750       473      114      4      9,105
ABS (1)....................     8,025      205      105     --      8,125     6,589       156      166    (7)      6,586
State and political
 subdivision...............     5,554    1,184       18     --      6,720     5,387       842       47     --      6,182
Foreign government.........     3,052    1,086        3     --      4,135     3,037       915       52     --      3,900
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total fixed maturity
  securities............... $ 164,757 $ 20,003 $    828  $ 256  $ 183,676 $ 154,376  $ 16,735 $  2,411  $ 522  $ 168,178
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========
Equity Securities:
Common..................... $   1,013 $     33 $      5  $  --  $   1,041 $     830  $     32 $      6  $  --  $     856
Non-redeemable preferred...       528       41      111     --        458       549        11      138     --        422
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total equity securities... $   1,541 $     74 $    116  $  --  $   1,499 $   1,379  $     43 $    144  $  --  $   1,278
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


--------

(1)OTTI losses, as presented above, represent the noncredit portion of OTTI losses that is included in AOCI. OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for foreign corporate securities was in an unrealized gain position of $1 million at December 31, 2012 and $7 million for ABS at December 31, 2011, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  The Company held non-income producing fixed maturity securities with an estimated fair value of $41 million and $7 million with unrealized gains (losses) of $6 million and ($3) million at December 31, 2012 and 2011, respectively.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2012                  2011
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $   12,671 $   12,796 $    8,089 $    8,159
Due after one year through five years.............     30,187     32,160     26,375     27,486
Due after five years through ten years............     34,983     40,009     34,660     38,517
Due after ten years...............................     45,835     55,775     44,468     52,606
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    123,676    140,740    113,592    126,768
Structured securities (RMBS, CMBS and ABS)........     41,081     42,936     40,784     41,410
                                                   ---------- ---------- ---------- ----------
   Total fixed maturity securities................ $  164,757 $  183,676 $  154,376 $  168,178
                                                   ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                              December 31, 2012                         December 31, 2011
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................... $  2,567    $   58   $  2,507    $  246   $   5,669  $    204  $  3,170   $    511
U.S. Treasury and agency.........    1,576         9         --        --       2,189        --        --         --
Foreign corporate................      758        34      1,381        91       4,560       334     1,258        218
RMBS.............................      639        18      3,098       465       2,647       407     3,241        883
CMBS.............................      727         5        308        32         709        66       365         52
ABS..............................    1,246        22        697        83       2,557        45       608        114
State and political
 subdivision.....................       92         1        103        17          31        --       169         47
Foreign government...............      106         1         27         2         499        44        88          8
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total fixed maturity
   securities.................... $  7,711    $  148   $  8,121    $  936   $  18,861  $  1,100  $  8,899   $  1,833
                                  ========    ======   ========    ======   =========  ========  ========   ========
Equity Securities:
Common........................... $     62    $    5   $      1    $   --   $       4  $      6  $     --   $     --
Non-redeemable preferred.........       --        --        190       111         126        14       238        124
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total equity securities........ $     62    $    5   $    191    $  111   $     130  $     20  $    238   $    124
                                  ========    ======   ========    ======   =========  ========  ========   ========
Total number of securities in an
 unrealized loss position........      622                  637                 1,412                 819
                                  ========             ========             =========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in
       (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $1.8 billion during the year ended December 31, 2012 from $2.9 billion to $1.1 billion. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $389 million of the total $1.1 billion of gross unrealized losses were from 102 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $172 million, or 44%, are related to gross unrealized losses on 50 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $217 million, or 56%, are related to gross unrealized losses on 52 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), ABS (primarily collateralized debt obligations) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Equity securities in an unrealized loss position decreased $28 million during the year ended December 31, 2012 from $144 million to $116 million. Of the $116 million, $99 million were from 13 equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, of which 90% were financial services industry investment grade non-redeemable preferred stock, of which 75% were rated A, AA, or AAA.

Trading and FVO Securities

  See Note 10 for tables that present the four categories of securities that comprise trading and FVO securities. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and FVO securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                        December 31,
                                         ------------------------------------------
                                                 2012                  2011
                                         --------------------  --------------------
                                           Carrying     % of     Carrying     % of
                                             Value      Total      Value      Total
                                         ------------- ------  ------------- ------
                                         (In millions)         (In millions)
Mortgage loans:
  Commercial............................   $  33,369    74.7 %   $  32,774    74.7 %
  Agricultural..........................      11,487     25.7       11,498     26.2
  Residential...........................         105      0.3            1       --
                                           ---------   ------    ---------   ------
   Subtotal (1).........................      44,961    100.7       44,273    100.9
  Valuation allowances..................       (304)    (0.7)        (393)    (0.9)
                                           ---------   ------    ---------   ------
   Total mortgage loans, net............   $  44,657   100.0 %   $  43,880   100.0 %
                                           =========   ======    =========   ======

--------

(1)In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank"). The Company purchased $64 million of commercial mortgage loans during the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2012                                          2011
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     441   $     181     $   --    $     622 $      73   $     159     $    --   $     232
  Evaluated collectively for
   credit losses...............    32,928      11,306        105       44,339    32,701      11,339           1      44,041
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total mortgage loans........    33,369      11,487        105       44,961    32,774      11,498           1      44,273
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
Valuation allowances:
  Specific credit losses.......        84          21         --          105        44          45          --          89
  Non-specifically identified
   credit losses...............       172          27         --          199       274          30          --         304
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total valuation
    allowances.................       256          48         --          304       318          75          --         393
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
    Mortgage loans, net of
     valuation
     allowance................. $  33,113   $  11,439     $  105    $  44,657 $  32,456   $  11,423     $     1   $  43,880
                                ========== ============ =========== ========= ========== ============ =========== =========

  Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                            Commercial Agricultural  Total
                                            ---------- ------------ --------
                                                     (In millions)
   Balance at January 1, 2010..............  $    492    $   102    $    594
   Provision (release).....................      (39)         12        (27)
   Charge-offs, net of recoveries..........      (12)       (33)        (45)
                                            ---------- ------------ --------
   Balance at December 31, 2010............       441         81         522
   Provision (release).....................     (111)        (2)       (113)
   Charge-offs, net of recoveries..........      (12)        (4)        (16)
                                            ---------- ------------ --------
   Balance at December 31, 2011............       318         75         393
   Provision (release).....................      (50)          2        (48)
   Charge-offs, net of recoveries..........      (12)       (24)        (36)
   Transfer to held-for-sale...............        --        (5)         (5)
                                            ---------- ------------ --------
   Balance at December 31, 2012............  $    256    $    48    $    304
                                            ========== ============ ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans. For evaluations of residential loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status which is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------            % of     Estimated    % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total    Total   Fair Value    Total
                       --------- ------------- -------- --------- ------  ------------- ------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7 %   $  27,894    78.8 %
65% to 75%............     4,254        641         108     5,003   15.0        5,218     14.7
76% to 80%............       448        123         259       830    2.5          863      2.4
Greater than 80%......       847        501         255     1,603    4.8        1,451      4.1
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0 %   $  35,426   100.0 %
                       =========   ========    ======== ========= ======    =========   ======
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $  20,510   $    389    $    332 $  21,231  64.8 %   $  22,547    66.1 %
65% to 75%............     6,919        237         268     7,424   22.6        7,734     22.6
76% to 80%............       950         98         200     1,248    3.8        1,251      3.7
Greater than 80%......     1,880        674         317     2,871    8.8        2,588      7.6
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,259   $  1,398    $  1,117 $  32,774 100.0 %   $  34,120   100.0 %
                       =========   ========    ======== ========= ======    =========   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                            ----------------------------------------------
                                     2012                    2011
                            ----------------------  ----------------------
                              Recorded      % of      Recorded      % of
                             Investment     Total    Investment     Total
                            ------------- --------  ------------- --------
                            (In millions)           (In millions)
     Loan-to-value ratios:
     Less than 65%.........   $  10,628      92.5 %   $  10,378      90.2 %
     65% to 75%............         514        4.5          732        6.4
     76% to 80%............          92        0.8           12        0.1
     Greater than 80%......         253        2.2          376        3.3
                            ------------- --------  ------------- --------
      Total................   $  11,487     100.0 %   $  11,498     100.0 %
                            ============= ========  ============= ========

  The estimated fair value of agricultural mortgage loans was $11.8 billion and $11.9 billion at December 31, 2012 and 2011, respectively.

Credit Quality of Residential Mortgage Loans

  All residential mortgage loans were performing at both December 31, 2012 and 2011; accordingly, residential mortgage loan data is not presented in the following past due, impaired and troubled debt restructuring tables. The estimated fair value of residential mortgage loans was $109 million and $1 million at December 31, 2012 and 2011, respectively.

Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial and residential mortgage loans -- 60 days; and agricultural mortgage loans -- 90 days. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                                                Greater than 90 Days Past Due
                                                      Past Due                   and Still Accruing Interest
                                         ----------------------------------- -----------------------------------
                                         December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
                                         ----------------- ----------------- ----------------- -----------------
                                                                                        (In millions)
Commercial..............................     $      --         $      63         $     --          $     --
Agricultural............................           116               139               53                27
                                         ----------------- ----------------- ----------------- -----------------
  Total.................................     $     116         $     202         $     53          $     27
                                         ================= ================= ================= =================

                                                  Nonaccrual Status
                                         -----------------------------------
                                         December 31, 2012 December 31, 2011
                                         ----------------- -----------------

Commercial..............................     $      83         $      63
Agricultural............................            67               150
                                         ----------------- -----------------
  Total.................................     $     150         $     213
                                         ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Impaired Mortgage Loans

  Information regarding impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the periods ended:

                                                                 Loans without
                         Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                     ---------------------------------------- --------------------  --------------------------------------
                      Unpaid                                   Unpaid                Unpaid             Average
                     Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
December 31,          Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
-------------------  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                 (In millions)
2012:
Commercial..........  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural........     110        107         21        86       79          74       189       160       201        8
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========
2011:
Commercial..........  $   73     $   73     $   44    $   29   $  225      $  209    $  298    $  238    $  257    $   5
Agricultural........     160        159         45       114       62          60       222       174       239        3
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  233     $  232     $   89    $  143   $  287      $  269    $  520    $  412    $  496    $   8
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========

  Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $126 million and $259 million, respectively, for the year ended December 31, 2010; and interest income recognized for commercial and agricultural mortgage loans was $4 million and $8 million, respectively, for the year ended December 31, 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                 For the Years Ended December 31,
              -------------------------------------------------------------------------------
                             2012                                    2011
              --------------------------------------- ---------------------------------------
              Number of                               Number of
              Mortgage  Carrying Value after Specific Mortgage  Carrying Value after Specific
                Loans      Valuation Allowance          Loans      Valuation Allowance
              --------- ----------------------------- --------- -----------------------------
                            Pre-          Post-                     Pre-          Post-
                        Modification   Modification             Modification   Modification
                        ------------   ------------             ------------   ------------
                              (In millions)                           (In millions)
Commercial...     1       $    168       $    152         4       $    125       $     87
Agricultural.     5             17             16         9             40             40
              --------- ------------   ------------   --------- ------------   ------------
  Total......     6       $    185       $    168        13       $    165       $    127
              ========= ============   ============   ========= ============   ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. During the 12 months ended December 31, 2011, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged leases.

  Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  December 31,
                                               -------------------
                                                 2012      2011
                                               -------- ----------
                                                  (In millions)
              Rental receivables, net......... $  1,465 $    1,761
              Estimated residual values.......      927      1,110
                                               -------- ----------
               Subtotal.......................    2,392      2,871
              Unearned income.................    (834)    (1,039)
                                               -------- ----------
               Investment in leveraged leases. $  1,558 $    1,832
                                               ======== ==========

  Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances, are as long as 33 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $1.4 billion and $1.3 billion at December 31, 2012 and 2011, respectively.

The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                        ------  ------  ------
                                                          (In millions)
    Income from investment in leveraged leases........ $   34   $  101  $  102
    Less: Income tax expense on leveraged leases......   (12)     (35)    (36)
                                                        ------  ------  ------
    Investment income after income tax from
      investment in leveraged leases.................. $   22   $   66  $   66
                                                        ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.1 billion and $1.2 billion at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2012      2011      2010
                                                                         --------- --------- --------
                                                                                (In millions)
Fixed maturity securities............................................... $  19,120 $  14,266 $  6,189
Fixed maturity securities with noncredit OTTI losses in accumulated
  other comprehensive income (loss).....................................     (256)     (522)    (419)
                                                                         --------- --------- --------
   Total fixed maturity securities......................................    18,864    13,744    5,770
Equity securities.......................................................      (13)      (98)     (66)
Derivatives.............................................................     1,052     1,293       90
Short-term investments..................................................       (2)      (10)     (13)
Other...................................................................        18        45       48
                                                                         --------- --------- --------
   Subtotal.............................................................    19,919    14,974    5,829
                                                                         --------- --------- --------
Amounts allocated from:
 Insurance liability loss recognition...................................   (5,120)   (3,495)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................        12        33       27
 DAC and VOBA...........................................................   (1,231)   (1,102)    (833)
 Policyholder dividend obligation.......................................   (3,828)   (2,919)    (876)
                                                                         --------- --------- --------
   Subtotal.............................................................  (10,167)   (7,483)  (2,108)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)...........        86       172      138
Deferred income tax benefit (expense)...................................   (3,498)   (2,794)  (1,440)
                                                                         --------- --------- --------
Net unrealized investment gains (losses)................................     6,340     4,869    2,419
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................       (1)       (1)      (1)
                                                                         --------- --------- --------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $   6,339 $   4,868 $  2,418
                                                                         ========= ========= ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2012          2011
                                                           --------      --------
                                                           (In millions)
      Balance, January 1,............................... $  (522)      $  (419)
      Noncredit OTTI losses recognized (1)..............     (22)          (17)
      Securities sold with previous noncredit OTTI loss.      122            85
      Subsequent changes in estimated fair value........      166         (171)
                                                           --------      --------
      Balance, December 31,............................. $  (256)      $  (522)
                                                           ========      ========

--------
(1)Noncredit OTTI losses recognized, net of DAC, were ($26) million and ($16) million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2012       2011      2010
                                                                         ---------- ---------- --------
                                                                                 (In millions)
Balance, beginning of period............................................ $    4,868 $    2,418 $  (612)
Cumulative effect of change in accounting principles, net of income tax.         --         --       10
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        266      (103)      155
Unrealized investment gains (losses) during the year....................      4,679      9,248    6,650
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................    (1,625)    (3,069)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................       (21)          6     (22)
 DAC and VOBA...........................................................      (129)      (269)    (829)
 Policyholder dividend obligation.......................................      (909)    (2,043)    (876)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..........       (86)         34     (46)
 Deferred income tax benefit (expense)..................................      (704)    (1,354)  (1,580)
                                                                         ---------- ---------- --------
Net unrealized investment gains (losses)................................      6,339      4,868    2,424
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --      (6)
                                                                         ---------- ---------- --------
Balance, end of period.................................................. $    6,339 $    4,868 $  2,418
                                                                         ========== ========== ========
Change in net unrealized investment gains (losses)...................... $    1,471 $    2,450 $  3,036
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................         --         --      (6)
                                                                         ---------- ---------- --------
Change in net unrealized investment gains (losses) attributable to
 Metropolitan Life Insurance Company.................................... $    1,471 $    2,450 $  3,030
                                                                         ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                      December 31,
                                                   -------------------
                                                     2012      2011
                                                   --------- ---------
                                                      (In millions)
          Securities on loan: (1)
            Amortized cost........................ $  16,224 $  13,595
            Estimated fair value.................. $  18,564 $  15,726
          Cash collateral on deposit from
            counterparties (2).................... $  19,036 $  15,870
          Security collateral on deposit from
            counterparties (3).................... $      46 $     188
          Reinvestment portfolio -- estimated
            fair value............................ $  19,392 $  15,803

--------

(1)Included within fixed maturity securities, equity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,555 $    976
 Invested assets pledged as collateral (1)...................   19,812   17,280
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 21,367 $ 18,256
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see
   Note 9).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI (see Note 1).

  The Company's PCI fixed maturity securities were as follows at:

                                                      December 31,
                                                    -----------------
                                                      2012     2011
                                                    -------- --------
                                                      (In millions)
           Outstanding principal and interest
             balance (1)........................... $  4,335 $  3,708
           Carrying value (2)...................... $  3,441 $  2,675

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                      Years Ended December 31,
                                                    --------------------------
                                                      2012          2011
                                                      --------      --------
                                                      (In millions)
           Contractually required payments
             (including interest).................. $  1,911      $  4,260
           Cash flows expected to be collected (1). $  1,436      $  3,603
           Fair value of investments acquired...... $    936      $  2,140

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                   --------------------------
                                                     2012          2011
                                                     ---------     --------
                                                     (In millions)
          Accretable yield, January 1,............ $   1,978     $    436
          Investments purchased...................       500        1,463
          Accretion recognized in earnings........     (181)         (97)
          Disposals...............................      (84)           --
          Reclassification (to) from
            nonaccretable difference..............       144          176
                                                     ---------     --------
          Accretable yield, December 31,.......... $   2,357     $  1,978
                                                     =========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $7.5 billion at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.9 billion at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2011 and 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $259.4 billion and $229.7 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled
$22.2 billion at both December 31, 2012 and 2011. Aggregate net income (loss) of these entities totaled $16.5 billion, $8.4 billion and $16.5 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                      December 31,
                                          -------------------------------------
                                                 2012               2011
                                          ------------------ ------------------
                                          Total     Total    Total     Total
                                          Assets Liabilities Assets Liabilities
                                          ------ ----------- ------ -----------
                                                      (In millions)
 Other limited partnership interests..... $  189   $    1    $  203   $    1
 CSEs (assets (primarily securities) and
   liabilities (primarily debt)) (1).....     51       50       146      138
 Fixed maturity securities (2)...........    172       83        --       --
 Other invested assets...................     85       --       102        1
 Real estate joint ventures..............     11       14        16       18
                                          ------   ------    ------   ------
   Total................................. $  508   $  148    $  467   $  158
                                          ======   ======    ======   ======

--------

(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The assets and liabilities of these CSEs are primarily trading and FVO securities and long-term debt, respectively, and to a lesser extent include cash and cash equivalents and other liabilities. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2012 and 2011. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $4 million, $9 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million for the year ended December 31, 2012. There was no interest expense for both the years ended December 31, 2011 and 2010.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                         -------------------------------------------
                                                 2012                  2011
                                         --------------------- ---------------------
                                                     Maximum               Maximum
                                         Carrying   Exposure   Carrying   Exposure
                                          Amount   to Loss (1)  Amount   to Loss (1)
                                         --------- ----------- --------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and
   ABS) (2)............................. $  42,936  $  42,936  $  41,410  $  41,410
  U.S. and foreign corporate............     2,566      2,566      2,379      2,379
Other limited partnership interests.....     2,966      3,880      2,537      3,259
Other invested assets...................     1,068      1,381        745      1,140
Real estate joint ventures..............        34         40         32         49
                                         ---------  ---------  ---------  ---------
   Total................................ $  49,570  $  50,803  $  47,103  $  48,237
                                         =========  =========  =========  =========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $315 million and $264 million at December 31, 2012 and 2011, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                                     Years Ended December 31,
                                                                   -----------------------------
                                                                     2012      2011      2010
                                                                   --------- --------- ---------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................ $   8,295 $   8,225 $   8,147
 Equity securities................................................        68        73        89
 Trading and FVO securities -- Actively Traded Securities and FVO
   general account securities (1).................................        77        29        72
 Mortgage loans...................................................     2,528     2,401     2,258
 Policy loans.....................................................       451       479       515
 Real estate and real estate joint ventures.......................       593       493       329
 Other limited partnership interests..............................       555       435       684
 Cash, cash equivalents and short-term investments................        19        12        15
 International joint ventures.....................................       (2)       (1)         9
 Other............................................................         7       112       111
                                                                   --------- --------- ---------
     Subtotal.....................................................    12,591    12,258    12,229
   Less: Investment expenses......................................       743       652       663
                                                                   --------- --------- ---------
     Subtotal, net................................................    11,848    11,606    11,566
                                                                   --------- --------- ---------
 FVO CSEs -- interest income:
   Securities.....................................................         4         9        15
                                                                   --------- --------- ---------
       Net investment income...................................... $  11,852 $  11,615 $  11,581
                                                                   ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $44 million, $2 million and $30 million for the years ended
   December 31, 2012, 2011, and 2010, respectively.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                                  ------------------------
                                                    2012      2011    2010
                                                  --------   ------ --------
                                                       (In millions)
     Total gains (losses) on fixed maturity
       securities:
       Total OTTI losses recognized -- by
        sector and industry:
        U.S. and foreign corporate
          securities -- by industry:
          Utility................................ $   (29)   $   -- $    (1)
          Finance................................     (21)     (37)    (117)
          Consumer...............................     (19)     (40)     (20)
          Communications.........................     (18)     (26)     (10)
          Industrial.............................      (4)      (8)       --
          Transportation.........................      (1)       --       --
                                                  --------   ------ --------
            Total U.S. and foreign corporate
              securities.........................     (92)    (111)    (148)
          RMBS...................................     (70)     (78)     (87)
          CMBS...................................     (28)      (9)     (59)
          ABS....................................      (2)     (28)     (66)
          Foreign government.....................       --      (1)       --
                                                  --------   ------ --------
       OTTI losses on fixed maturity
        securities recognized in earnings........    (192)    (227)    (360)
       Fixed maturity securities -- net
        gains (losses) on sales and disposals....       16      107      129
                                                  --------   ------ --------
          Total gains (losses) on fixed
            maturity securities..................    (176)    (120)    (231)
                                                  --------   ------ --------
     Total gains (losses) on equity
       securities:
       Total OTTI losses recognized -- by
        sector:
        Common...................................      (7)      (8)      (4)
        Non-redeemable preferred.................       --     (33)      (3)
                                                  --------   ------ --------
       OTTI losses on equity securities
        recognized in earnings...................      (7)     (41)      (7)
       Equity securities - net gains
        (losses) on sales and disposals..........       15       44       77
                                                  --------   ------ --------
        Total gains (losses) on equity
          securities.............................        8        3       70
                                                  --------   ------ --------
     Trading and FVO securities -- FVO
       general account securities -- changes
       in estimated fair value subsequent to
       consolidation.............................       11      (2)       --
     Mortgage loans..............................       84      133       59
     Real estate and real estate joint
       ventures..................................     (27)      133     (33)
     Other limited partnership interests.........     (35)       11      (5)
     Other investment portfolio gains
       (losses)..................................    (192)      (4)       36
                                                  --------   ------ --------
        Subtotal -- investment portfolio
          gains (losses).........................    (327)      154    (104)
                                                  --------   ------ --------
     FVO CSEs -- changes in estimated fair
       value subsequent to consolidation:
       Securities................................       --       --     (78)
       Long-term debt -- related to
        securities...............................      (7)      (8)       48
     Non-investment portfolio gains (losses).....        4     (14)     (36)
                                                  --------   ------ --------
        Subtotal FVO CSEs and non-investment
          portfolio gains (losses)...............      (3)     (22)     (66)
                                                  --------   ------ --------
          Total net investment gains (losses).... $  (330)   $  132 $  (170)
                                                  ========   ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $2 million, $21 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                     Years Ended December 31,
                                              -----------------------------------------------------------------------
                                                2012     2011     2010   2012  2011  2010    2012     2011     2010
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
                                              Fixed Maturity Securities  Equity Securities           Total
                                              -------------------------- ----------------- --------------------------
                                                                           (In millions)
Proceeds..................................... $ 29,472 $ 34,015 $ 30,817 $ 126 $ 771 $ 429 $ 29,598 $ 34,786 $ 31,246
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains....................... $    327 $    445 $    544 $  23 $  86 $  88 $    350 $    531 $    632
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses......................    (311)    (338)    (415)   (8)  (42)  (11)    (319)    (380)    (426)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses recognized in earnings:
 Credit-related..............................    (125)    (183)    (334)    --    --    --    (125)    (183)    (334)
 Other (1)...................................     (67)     (44)     (26)   (7)  (41)   (7)     (74)     (85)     (33)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses recognized in earnings..    (192)    (227)    (360)   (7)  (41)   (7)    (199)    (268)    (367)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Net investment gains (losses)............. $  (176) $  (120) $  (231) $   8 $   3 $  70 $  (168) $  (117) $  (161)
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                             Years Ended December 31,
                                                                                           --------------------------
                                                                                             2012          2011
                                                                                             --------      --------
                                                                                             (In millions)
Balance, at January 1,.................................................................... $    316      $    330
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously impaired.       38            33
 Additional impairments -- credit loss OTTI recognized on securities previously impaired..       45            68
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI............................................................     (95)          (82)
 Securities impaired to net present value of expected future cash flows...................     (17)          (24)
 Increases in cash flows -- accretion of previous credit loss OTTI........................      (2)           (9)
                                                                                             --------      --------
Balance, at December 31,.................................................................. $    285      $    316
                                                                                             ========      ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011     2010
                                                    -----   ------  ------
                                                      (In millions)
          Estimated fair value of invested assets
            transferred to affiliates............. $   4   $  170   $  444
          Amortized cost of invested assets
            transferred to affiliates............. $   4   $  164   $  431
          Net investment gains (losses)
            recognized on transfers............... $  --   $    6   $   13
          Estimated fair value of invested assets
            transferred from affiliates........... $  --   $  132   $  582

  The Company purchased from MetLife Bank, an affiliate, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016,
$150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due
December 16, 2021. Net investment income from these loans was $93 million, $69 million and $59 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2012 and 2011. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $158 million, $164 million and $107 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of $4 million, $3 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  To a lesser extent the Company uses currency options in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Equity Derivatives

  To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                                         2012                           2011
                                                            ------------------------------- -----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                             Notional  -------------------- Notional --------------------
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount   Assets  Liabilities
-                          -------------------------------- ---------- -------- ----------- -------- -------- -----------
                                                                                    (In millions)
Derivatives
Designated as Hedging
Instruments
Fair value hedges:
  Interest rate swaps.....       Interest rate............. $    4,824 $  1,893  $     79   $  4,259 $  1,849  $     86
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      3,064      332        71      2,622      312        79
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................         7,888    2,225       150      6,881    2,161       165
                                                            ---------- --------  --------   -------- --------  --------
Cash flow hedges:
  Interest rate swaps.....       Interest rate.............      2,984      606        --      2,875      852        --
  Interest rate forwards..       Interest rate.............        265       58        --        345       81        --
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      7,595      198       246      5,135      314       160
  Credit forwards.........       Credit....................         --       --        --         20        4        --
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................        10,844      862       246      8,375    1,251       160
                                                            ---------- --------  --------   -------- --------  --------
    Total qualifying hedges............................         18,732    3,087       396     15,256    3,412       325
                                                            ---------- --------  --------   -------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps.......       Interest rate.............     41,008    1,978       854     28,935    1,908       866
Interest rate floors......       Interest rate.............     33,870      737       493     13,290      789        14
Interest rate caps........       Interest rate.............     40,434       63        --     38,532       83        --
Interest rate futures.....       Interest rate.............      2,476       --        10      2,675        6         2
Interest rate options.....       Interest rate.............      4,862      336         2      4,624      326        --
Interest rate forwards....       Interest rate.............         --       --        --        500       --        14
Synthetic GICs............       Interest rate.............      4,162       --        --      4,454       --        --
Foreign currency swaps....       Foreign currency
                                 exchange rate.............      6,411      137       532      5,392      241       410
Foreign currency forwards.       Foreign currency
                                 exchange rate.............      2,131       16        26      2,014       81        --
Currency options..........       Foreign currency
                                 exchange rate.............        129        1        --         --       --        --
Credit default swaps......       Credit....................      7,693       62        19      7,765       90        81
Equity options............       Equity market.............        630        1        --        135       --        --
                                                            ---------- --------  --------   -------- --------  --------
   Total non-designated or non-qualifying
    derivatives.........................................       143,806    3,331     1,936    108,316    3,524     1,387
                                                            ---------- --------  --------   -------- --------  --------
   Total................................................    $  162,538 $  6,418  $  2,332   $123,572 $  6,936  $  1,712
                                                            ========== ========  ========   ======== ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses)
        (1).................................... $   77 $  2,040 $    353
       Embedded derivatives....................    598    (462)    (619)
                                                ------ -------- --------
        Total net derivative gains (losses).... $  675 $  1,578 $  (266)
                                                ====== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents earned income on derivatives for the:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2012     2011    2010
                                                   ------  ------  ------
                                                     (In millions)
         Qualifying hedges:
           Net investment income................. $  108   $   96  $   82
           Interest credited to policyholder
            account balances.....................    146      173     196
         Non-qualifying hedges:
           Net investment income.................    (6)      (8)     (4)
           Net derivative gains (losses).........    314      179      53
                                                  ------   ------  ------
            Total................................ $  562   $  440  $  327
                                                  ======   ======  ======

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                     Net          Net
                                                  Derivative   Investment
                                                Gains (Losses) Income (1)
                                                -------------- ----------
                                                      (In millions)
       For the Year Ended December 31, 2012:
       Interest rate derivatives...............   $    (83)     $    --
       Foreign currency exchange rate
         derivatives...........................       (252)          --
       Credit derivatives......................          33        (15)
       Equity derivatives......................          --        (12)
                                                -------------- ----------
         Total.................................   $   (302)     $  (27)
                                                ============== ==========
       For the Year Ended December 31, 2011:
       Interest rate derivatives...............   $   1,679     $    --
       Foreign currency exchange rate
         derivatives...........................         103          --
       Credit derivatives......................          13           5
       Equity derivatives......................          --        (14)
                                                -------------- ----------
         Total.................................   $   1,795     $   (9)
                                                -------------- ==========
       For the Year Ended December 31, 2010:
       Interest rate derivatives...............   $     149     $    --
       Foreign currency exchange rate
         derivatives...........................         106          --
       Credit derivatives......................          28         (2)
       Equity derivatives......................          13        (17)
                                                -------------- ----------
         Total.................................   $     296     $  (19)
                                                ============== ==========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $         2   $         (3)    $      (1)
                           Policyholder liabilities (1).......          (72)              89            17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           (1)               1            --
                           Foreign-denominated PABs (2).......            32            (41)           (9)
                                                                 -----------   -------------    ----------
  Total.....................................................     $       (39)  $          46    $        7
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $      (18)   $          18    $       --
                           Policyholder liabilities (1).......         1,019           (994)            25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             1               3             4
                           Foreign-denominated PABs (2).......            28            (55)          (27)
                                                                 -----------   -------------    ----------
  Total.....................................................     $     1,030   $     (1,028)    $        2
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2010:
Interest rate swaps:       Fixed maturity securities..........   $      (13)   $          15    $        2
                           Policyholder liabilities (1).......           153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            13            (13)            --
                           Foreign-denominated PABs (2).......            47            (34)            13
                                                                 -----------   -------------    ----------
  Total.....................................................     $       200   $       (182)    $       18
                                                                 ===========   =============    ==========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

probable of occurring within two months of the anticipated date, the Company reclassified $1 million, $3 million and $9 million from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and nine years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $1.1 billion and $1.3 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                           Amount of Gains (Losses)       Amount and Location of Gains           Amount and Location
                           Deferred in Accumulated         (Losses) Reclassified from             of Gains (Losses)
Derivatives in Cash Flow  Other Comprehensive Income     Accumulated Other Comprehensive     Recognized in Income (Loss)
Hedging Relationships       (Loss) on Derivatives       Income (Loss) into Income (Loss)           on Derivatives
------------------------  -------------------------- --------------------------------------- ---------------------------
                             (Effective Portion)               (Effective Portion)              (Ineffective Portion)
                          -------------------------- --------------------------------------- ---------------------------
                                                     Net Derivative Net Investment  Other          Net Derivative
                                                     Gains (Losses)     Income     Expenses        Gains (Losses)
                                                     -------------- -------------- --------- ---------------------------
                                                                  (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps......   $                 (55)     $        3     $        4   $      --    $                   1
Interest rate forwards...                      (1)             --              2          --                       --
Foreign currency swaps...                    (187)            (7)            (5)          --                      (5)
Credit forwards..........                       --             --              1          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                (243)     $      (4)     $        2   $      --    $                 (4)
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2011:
Interest rate swaps......   $                  919     $       --     $        1   $      --    $                   1
Interest rate forwards...                      128             22              2          --                        2
Foreign currency swaps...                      166              7            (5)          --                        1
Credit forwards..........                       18              1             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                1,231     $       30     $      (2)   $      --    $                   4
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2010:
Interest rate swaps......   $                   90     $       --     $       --   $       1    $                   3
Interest rate forwards...                     (35)             10              3          --                      (1)
Foreign currency swaps...                       74           (56)            (6)          --                       --
Credit forwards..........                        5             --             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                  134     $     (46)     $      (3)   $       1    $                   2
                          ========================== ============== ============== ========= ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, ($4) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.2 billion and $5.4 billion at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $50 million and paid $29 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      7            573           2.5  $      3   $        488           3.1
   Credit default swaps referencing
     indices............................        31          2,064           2.1       (1)          2,150           3.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................        38          2,637           2.2         2          2,638           3.0
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................         4            835           3.2      (10)            750           3.6
   Credit default swaps referencing
     indices............................         6          2,469           4.9      (19)          1,959           4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................        10          3,304           4.5      (29)          2,709           4.5
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................        --             25           2.7        --             25           3.5
   Credit default swaps referencing
     indices............................        --             --            --        --             --            --
                                         ---------- --------------              ---------- --------------
    Subtotal............................        --             25           2.7        --             25           3.5
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................        --             --            --        --             --            --
   Credit default swaps referencing
     indices............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Subtotal.............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Total................................  $     50   $      6,230           3.5  $   (29)   $      5,397           3.8
                                         ========== ==============              ========== ==============

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.2 billion and $5.4 billion from the table above were $120 million and $80 million at December 31, 2012 and 2011, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at December 31, 2012. Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and ($1) million in fair value at December 31, 2011.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $3.4 billion and $4.4 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $1.2 billion and $768 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                            Estimated Fair Value of    Fair Value of Incremental Collateral
                                                              Collateral Provided:                Provided Upon:
                                                          ---------------------------- ------------------------------------
                                                                                                      Downgrade in the
                                                                                       One Notch  Company's Credit Rating
                                                                                       Downgrade  to a Level that Triggers
                                         Estimated                                      in the         Full Overnight
                                       Fair Value of                                   Company's    Collateralization or
                                     Derivatives in Net   Fixed Maturity                Credit          Termination
                                   Liability Position (1) Securities (2)   Cash (3)     Rating   of the Derivative Position
                                   ---------------------- -------------- ------------- --------- --------------------------
                                                                         (In millions)
December 31, 2012:
Derivatives subject to credit-
  contingent provisions...........      $        263         $    261       $    --     $    --       $             1
Derivatives not subject to credit-
  contingent provisions...........                --               --             1          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        263         $    261       $     1     $    --       $             1
                                   ====================== ============== ============= ========= ==========================
December 31, 2011:
Derivatives subject to credit-
  contingent provisions...........      $        151         $     94       $    --     $    25       $            64
Derivatives not subject to credit-
  contingent provisions...........                --               --            --          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        151         $     94       $    --     $    25       $            64
                                   ====================== ============== ============= ========= ==========================

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $35 million and $37 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                           -----------------
                                                              Balance Sheet Location         2012     2011
                                                          -------------------------------- -------- --------
                                                                                             (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and other receivables..................... $  1,362 $  1,163
  Options embedded in debt or equity
   securities............................................ Investments.....................     (55)     (15)
                                                                                           -------- --------
   Net embedded derivatives within
     asset host contracts................................                                  $  1,307 $  1,148
                                                                                           ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs............................ $   (92) $    307
  Funds withheld on ceded reinsurance.................... Other liabilities...............    1,563    1,646
  Other.................................................. PABs............................       16       17
                                                                                           -------- --------
   Net embedded derivatives within
     liability host contracts............................                                  $  1,487 $  1,970
                                                                                           ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  598 $  (462) $  (619)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($71) million, $88 million and ($43) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $122 million, ($219) million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                      Level 1  Unadjusted quoted prices in active
                               markets for identical assets or
                               liabilities. The Company defines
                               active markets based on average
                               trading volume for equity securities.
                               The size of the bid/ask spread is
                               used as an indicator of market
                               activity for fixed maturity
                               securities.

                      Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                      Level 3  Unobservable inputs that are
                               supported by little or no market
                               activity and are significant to the
                               determination of estimated fair value
                               of the assets or liabilities.
                               Unobservable inputs reflect the
                               reporting entity's own assumptions
                               about the assumptions that market
                               participants would use in pricing the
                               asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                               Level 1   Level 2  Level 3    Fair Value
                                                              --------- --------- -------- ---------------
                                                                          (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $      -- $  61,540 $  5,460   $      67,000
  U.S. Treasury and agency...................................    17,653    14,927       71          32,651
  Foreign corporate..........................................        --    27,180    3,054          30,234
  RMBS.......................................................        --    23,323    1,702          25,025
  CMBS.......................................................        --     9,384      402           9,786
  ABS........................................................        --     6,202    1,923           8,125
  State and political subdivision............................        --     6,720       --           6,720
  Foreign government.........................................        --     3,853      282           4,135
                                                              --------- --------- -------- ---------------
    Total fixed maturity securities..........................    17,653   153,129   12,894         183,676
                                                              --------- --------- -------- ---------------
Equity securities:
  Common stock...............................................       189       792       60           1,041
  Non-redeemable preferred stock.............................        --       177      281             458
                                                              --------- --------- -------- ---------------
    Total equity securities..................................       189       969      341           1,499
                                                              --------- --------- -------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         7       646        6             659
  FVO general account securities.............................        --        26       26              52
  FVO securities held by CSEs................................        --        41       --              41
                                                              --------- --------- -------- ---------------
    Total trading and FVO securities.........................         7       713       32             752
                                                              --------- --------- -------- ---------------
Short-term investments (1)...................................     2,565     3,936      252           6,753
Derivative assets: (2)
  Interest rate..............................................        --     5,613       58           5,671
  Foreign currency exchange rate.............................        --       646       38             684
  Credit.....................................................        --        29       33              62
  Equity market..............................................        --         1       --               1
                                                              --------- --------- -------- ---------------
    Total derivative assets..................................        --     6,289      129           6,418
                                                              --------- --------- -------- ---------------
Net embedded derivatives within asset host contracts (3).....        --        --    1,362           1,362
Separate account assets (4)..................................    24,237    95,794      940         120,971
                                                              --------- --------- -------- ---------------
     Total assets............................................ $  44,651 $ 260,830 $ 15,950   $     321,431
                                                              ========= ========= ======== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $      10 $   1,428 $     --   $       1,438
  Foreign currency exchange rate.............................        --       874        1             875
  Credit.....................................................        --        19       --              19
  Equity market..............................................        --        --       --              --
                                                              --------- --------- -------- ---------------
    Total derivative liabilities.............................        10     2,321        1           2,332
                                                              --------- --------- -------- ---------------
Net embedded derivatives within liability host contracts (3).        --        16    1,471           1,487
Long-term debt of CSEs.......................................        --        --       44              44
Trading liabilities (5)......................................       163        --       --             163
                                                              --------- --------- -------- ---------------
     Total liabilities....................................... $     173 $   2,337 $  1,516   $       4,026
                                                              ========= ========= ======== ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                                             December 31, 2011
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   56,777 $    4,919   $   61,696
  U.S. Treasury and agency...................................     11,450     14,369         25       25,844
  Foreign corporate..........................................         --     26,888      2,258       29,146
  RMBS.......................................................         --     25,028        691       25,719
  CMBS.......................................................         --      8,886        219        9,105
  ABS........................................................         --      5,440      1,146        6,586
  State and political subdivision............................         --      6,182         --        6,182
  Foreign government.........................................         --      3,609        291        3,900
                                                              ---------- ---------- ---------- ---------------
    Total fixed maturity securities..........................     11,450    147,179      9,549      168,178
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Common stock...............................................         79        673        104          856
  Non-redeemable preferred stock.............................         --        129        293          422
                                                              ---------- ---------- ---------- ---------------
    Total equity securities..................................         79        802        397        1,278
                                                              ---------- ---------- ---------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         --        473         --          473
  FVO general account securities.............................         --         93         14          107
  FVO securities held by CSEs................................         --        117         --          117
                                                              ---------- ---------- ---------- ---------------
    Total trading and FVO securities.........................         --        683         14          697
                                                              ---------- ---------- ---------- ---------------
Short-term investments (1)...................................      1,641      4,364        134        6,139
Derivative assets: (2)
  Interest rate..............................................          6      5,807         81        5,894
  Foreign currency exchange rate.............................         --        892         56          948
  Credit.....................................................         --         71         23           94
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative assets..................................          6      6,770        160        6,936
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within asset host contracts (3).....         --         --      1,163        1,163
Separate account assets (4)..................................     22,445     83,151      1,082      106,678
                                                              ---------- ---------- ---------- ---------------
     Total assets............................................ $   35,621 $  242,949 $   12,499   $  291,069
                                                              ========== ========== ========== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $        2 $      966 $       14   $      982
  Foreign currency exchange rate.............................         --        649         --          649
  Credit.....................................................         --         59         22           81
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative liabilities.............................          2      1,674         36        1,712
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within liability host contracts (3).         --         17      1,953        1,970
Long-term debt of CSEs.......................................         --         --        116          116
Trading liabilities (5)......................................        124          3         --          127
                                                              ---------- ---------- ---------- ---------------
     Total liabilities....................................... $      126 $    1,694 $    2,105   $    3,925
                                                              ========== ========== ========== ===============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, fixed maturity securities and equity securities included embedded derivatives of $0 and ($55) million, respectively. At December 31, 2011, fixed maturity securities and equity securities included embedded derivatives of less than $1 million and ($15) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.5% of the total estimated fair value of fixed maturity securities and 7% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

Securities, Short-term Investments, Long-term Debt of CSEs and Trading
Liabilities

  When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The estimated fair value of FVO securities held by CSEs, long-term debt of CSEs and trading liabilities is determined on a basis consistent with the methodologies described herein for securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and FVO securities.

  Level 2 Valuation Techniques and Key Inputs

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Common and non-redeemable preferred stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Common and non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Separate account assets within this level also include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

     Equity market

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Level 3 Valuation Techniques and Key Inputs:

     These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Interest rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Foreign currency exchange rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency correlation.

     Credit

       Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.


                                            Valuation Techniques        Significant Unobservable Inputs        Range
                                       --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         (50) -     500
                                                                        Illiquidity premium (1)               30  -      30
                                                                        Spreads from below investment
                                                                          grade curves (1)                  (144) -     779
                                                                        Offered quotes (2)                    --  -     178
                                       Market pricing                   Quoted prices (2)                 (1,416) -     830
                                       Consensus pricing                Offered quotes (2)                    35  -     105
                                       --------------------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                     9  -   2,980
                                       Market pricing                   Quoted prices (2)                     13  -     100
                                       Consensus pricing                Offered quotes (2)                    28  -     100
                                       --------------------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    35  -   4,750
                                       Market pricing                   Quoted prices (2)                    100  -     104
                                       --------------------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    --  -   1,829
                                       Market pricing                   Quoted prices (2)                     40  -     102
                                       Consensus pricing                Offered quotes (2)                    --  -     111
                                       --------------------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                   111  -     111
                                       Market pricing                   Quoted prices (2)                     77  -     101
                                       Consensus pricing                Offered quotes (2)                    82  -     158
                                       --------------------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)                       186  -     332
                                       --------------------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)                       647  -     795
                                                                        Currency correlation                  43% -      57%
                                       --------------------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)                   100  -     100
                                       Consensus pricing                Offered quotes (3)
                                       --------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40                        0% -    0.10%
                                                                            Ages 41 - 60                    0.05% -    0.64%
                                                                            Ages 61 - 115                   0.32% -     100%
                                                                        Lapse rates:
                                                                            Durations 1 - 10                0.50% -     100%
                                                                            Durations 11 - 20                  3% -     100%
                                                                            Durations 21 - 116                 3% -     100%
                                                                        Utilization rates (4)                 20% -      50%
                                                                        Withdrawal rates                    0.07% -      10%
                                                                        Long-term equity volatilities      17.40% -      25%
                                                                        Nonperformance risk spread          0.10% -    0.67%
                                       --------------------------------------------------------------------------------------

                                                                                                          Weighted
                                            Valuation Techniques        Significant Unobservable Inputs   Average
                                       ---------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         84
                                                                        Illiquidity premium (1)
                                                                        Spreads from below investment
                                                                          grade curves (1)                  205
                                                                        Offered quotes (2)
                                       Market pricing                   Quoted prices (2)                   138
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  541
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  486
                                       Market pricing                   Quoted prices (2)                   102
                                       ---------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  105
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  111
                                       Market pricing                   Quoted prices (2)                    87
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)
                                       ---------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)
                                                                        Currency correlation
                                       ---------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)
                                       Consensus pricing                Offered quotes (3)
                                       ---------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40
                                                                            Ages 41 - 60
                                                                            Ages 61 - 115
                                                                        Lapse rates:
                                                                            Durations 1 - 10
                                                                            Durations 11 - 20
                                                                            Durations 21 - 116
                                                                        Utilization rates (4)
                                                                        Withdrawal rates
                                                                        Long-term equity volatilities
                                                                        Nonperformance risk spread
                                       ---------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)At December 31, 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(4)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The long-term debt of CSEs is valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements" and Note 11.

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Foreign currency exchange rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes. Increases (decreases) in currency correlation in isolation will increase (decrease) the significance of the change in valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit derivatives

    Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations. Significant increases (decreases) in offered quotes in isolation will result in substantially higher (lower) valuations.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012:
Balance, January 1,...................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146       $  --     $  291
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        7       --           6        27     --        1          --          5
   Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)          --        (5)
   Net derivative gains (losses).........       --       --          --        --     --       --          --         --
 Other comprehensive income (loss).......      173       --         142       220    (3)      (3)          --         19
Purchases (3)............................    1,282       47       1,213       892    268      953          --          2
Sales (3)................................    (848)      (1)       (489)     (242)  (167)    (157)          --       (55)
Issuances (3)............................       --       --          --        --     --       --          --         --
Settlements (3)..........................       --       --          --        --     --       --          --         --
Transfers into Level 3 (4)...............      559       --          99       131    104        4          --         25
Transfers out of Level 3 (4).............    (630)       --       (123)      (12)   (12)     (20)          --         --
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
Balance, December 31,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923       $  --     $  282
                                          ========= ========== ========= ======== ====== ======== =========== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income................. $      4    $  --    $      5  $     27 $   -- $      1       $  --     $    5
   Net investment gains (losses)......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --       $  --     $   --
   Net derivative gains (losses)......... $     --    $  --    $     --  $     -- $   -- $     --       $  --     $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                   Equity Securities:    Trading and FVO Securities:
                                                   --------------------- ------------------------
                                                               Non-                         FVO
                                                            redeemable    Actively        General                  Separate
                                                   Common   Preferred      Traded         Account    Short-term    Account
                                                   Stock      Stock      Securities      Securities  Investments  Assets (6)
                                                   ------   ----------   ----------      ----------  -----------  ----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $  104     $  293       $  --           $  14       $  134      $  1,082
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................     --         --          --              12           --            --
  Net investment gains (losses)...................      7        (1)          --              --           --            84
  Net derivative gains (losses)...................     --         --          --              --           --            --
 Other comprehensive income (loss)................    (7)         16          --              --         (19)            --
Purchases (3).....................................     10          5           6              --          246           171
Sales (3).........................................   (24)       (32)          --              --        (106)         (379)
Issuances (3).....................................     --         --          --              --           --             2
Settlements (3)...................................     --         --          --              --           --           (1)
Transfers into Level 3 (4)........................      1         --          --              --            5            24
Transfers out of Level 3 (4)......................   (31)         --          --              --          (8)          (43)
                                                   ------   ----------   ----------      ----------  -----------  ----------
Balance, December 31,............................. $   60     $  281       $   6           $  26       $  252      $    940
                                                   ======   ==========   ==========      ==========  ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $   --     $   --       $  --           $  12       $   --      $     --
  Net investment gains (losses)................... $  (4)     $   --       $  --           $  --       $   --      $     --
  Net derivative gains (losses)................... $   --     $   --       $  --           $  --       $   --      $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                           Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange             Equity      Embedded       Long-term
                                                     Rate       Rate     Credit    Market   Derivatives (8)  Debt of CSEs
                                                   ---------  --------  --------  --------  ---------------  ------------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $      67  $     56  $      1  $     --    $     (790)    $     (116)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        --        --        --        --             --             --
  Net investment gains (losses)...................        --        --        --        --             --            (7)
  Net derivative gains (losses)...................        17      (19)        38        --            629             --
 Other comprehensive income (loss)................       (1)        --        --        --             --             --
Purchases (3).....................................        --        --        --        --             --             --
Sales (3).........................................        --        --        --        --             --             --
Issuances (3).....................................        --        --       (3)        --             --             --
Settlements (3)...................................      (25)        --       (3)        --             52             79
Transfers into Level 3 (4)........................        --        --        --        --             --             --
Transfers out of Level 3 (4)......................        --        --        --        --             --             --
                                                   ---------  --------  --------  --------  ---------------  ------------
Balance, December 31,............................. $      58  $     37  $     33  $     --    $     (109)    $      (44)
                                                   =========  ========  ========  ========  ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $      --  $     --  $     --  $     --    $        --    $        --
  Net investment gains (losses)................... $      --  $     --  $     --  $     --    $        --    $       (7)
  Net derivative gains (losses)................... $      --  $   (19)  $     36  $     --    $       636    $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                               --------------------------------------------------------------------------------------
                                             U.S.                                               State and
                                 U.S.      Treasury   Foreign                                   Political   Foreign
                               Corporate  and Agency Corporate     RMBS      CMBS      ABS     Subdivision Government
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance, January 1,........... $    5,063    $    44 $    2,796 $    1,985 $    161 $    1,514     $     1   $    171
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......          4         --          7         10       --          2          --          6
  Net investment gains
   (losses)...................       (15)         --         16       (10)      (1)       (12)          --         --
  Net derivative gains
   (losses)...................         --         --         --         --       --         --          --         --
 Other comprehensive income
  (loss)......................        258          2       (24)       (52)       28         42          --         17
Purchases (3).................        789         --        915         78      106        670          --        118
Sales (3).....................      (653)        (1)    (1,129)      (127)     (86)      (370)          --       (21)
Issuances (3).................         --         --         --         --       --         --          --         --
Settlements (3)...............         --         --         --         --       --         --          --         --
Transfers into Level 3 (4)....        122         --        155         --       11         11          --         --
Transfers out of Level 3 (4)..      (649)       (20)      (478)    (1,193)       --      (711)         (1)         --
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
Balance, December 31,......... $    4,919    $    25 $    2,258 $      691 $    219 $    1,146     $    --   $    291
                               ========== ========== ========== ========== ======== ========== =========== ==========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $        4    $    -- $        5 $       11 $     -- $        2     $    --   $      5
  Net investment gains
   (losses)................... $     (27)    $    -- $     (22) $     (10) $     -- $      (9)     $    --   $     --
  Net derivative gains
   (losses)................... $       --    $    -- $       -- $       -- $     -- $       --     $    --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
                                                   ---------------------- -------------------------
                                                                 Non-                       FVO
                                                              redeemable   Actively       General                   Separate
                                                    Common    Preferred     Traded        Account     Short-term    Account
                                                    Stock       Stock     Securities     Securities   Investments  Assets (6)
                                                    --------  ----------  ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $     79    $    633    $    10        $    50      $    379    $    1,509
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --         --            (6)             1            --
  Net investment gains (losses)...................       11        (45)         --             --           (1)           101
  Net derivative gains (losses)...................       --          --         --             --            --            --
 Other comprehensive income (loss)................       11           1         --             --            --            --
Purchases (3).....................................       22           2         --             --           134           188
Sales (3).........................................     (20)       (298)        (8)           (30)         (379)         (482)
Issuances (3).....................................       --          --         --             --            --            --
Settlements (3)...................................       --          --         --             --            --            --
Transfers into Level 3 (4)........................        1          --         --             --            --            18
Transfers out of Level 3 (4)......................       --          --        (2)             --            --         (252)
                                                   --------   ----------  ----------     ----------   -----------  ----------
Balance, December 31,............................. $    104    $    293    $    --        $    14      $    134    $    1,082
                                                   ========   ==========  ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
 Net investment income............................ $     --    $     --    $    --        $   (6)      $      1    $       --
 Net investment gains (losses).................... $    (6)    $   (16)    $    --        $    --      $    (1)    $       --
 Net derivative gains (losses).................... $     --    $     --    $    --        $    --      $     --    $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                         Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange            Equity       Embedded       Long-term
                                                     Rate       Rate     Credit   Market    Derivatives (8)  Debt of CSEs
                                                   --------   --------   ------   -------   ---------------  ------------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance, January 1,...............................  $  (23)     $   46    $  33   $    --         $   (382)     $   (184)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --         --       --        --                --            --
  Net investment gains (losses)...................       --         --       --        --                --           (8)
  Net derivative gains (losses)...................      (7)         10     (33)        --             (458)            --
 Other comprehensive income (loss)................      130         --       14        --                --            --
Purchases (3).....................................       --         --       --        --                --            --
Sales (3).........................................       --         --       --        --                --            --
Issuances (3).....................................       --         --      (2)        --                --            --
Settlements (3)...................................     (33)         --     (11)        --                50            76
Transfers into Level 3 (4)........................       --         --       --        --                --            --
Transfers out of Level 3 (4)......................       --         --       --        --                --            --
                                                   --------   --------   ------   -------   ---------------  ------------
Balance, December 31,.............................  $    67     $   56    $   1   $    --         $   (790)     $   (116)
                                                   ========   ========   ======   =======   ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --     $   --    $  --   $    --         $      --     $      --
  Net investment gains (losses)...................  $    --     $   --    $  --   $    --         $      --     $     (8)
  Net derivative gains (losses)...................                                                              $      --
                                                    $  (13)     $   10    $(32)   $    --         $   (454)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   ---------------------------------------------------------------------------
                                                                           Fixed Maturity Securities:
                                                   ---------------------------------------------------------------------------
                                                                U.S.                                     State and
                                                     U.S.     Treasury   Foreign                         Political   Foreign
                                                   Corporate and Agency Corporate   RMBS   CMBS   ABS   Subdivision Government
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
                                                                                  (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  4,674    $    --  $  3,456 $  2,290 $  87 $  958    $     20   $    249
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        17         --       (1)       63     2      5          --          5
  Net investment gains (losses)...................      (10)         --      (32)     (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)...................        --         --        --       --    --     --          --         --
 Other comprehensive income (loss)................       184         --       179      234    50    113          --         16
Purchases, sales, issuances and settlements (3)...     (400)         22     (709)    (420)  (21)    581           2         15
Transfers into Level 3 (4)........................       751         22       351       57    45     29          --         --
Transfers out of Level 3 (4)......................     (153)         --     (448)    (192)    --  (139)        (21)      (113)
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
Balance, December 31,.............................  $  5,063    $    44  $  2,796 $  1,985 $ 161 $1,514    $      1   $    171
                                                   ========= ========== ========= ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $      8    $    --  $    (2) $     62 $   1 $    5    $     --   $      5
  Net investment gains (losses)...................  $   (32)    $    --  $   (43) $   (26) $ (2) $ (23)    $     --   $     --
  Net derivative gains (losses)...................  $     --    $    --  $     -- $     -- $  -- $   --    $     --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
-                                                  ---------------------- -------------------------
                                                                Non-                        FVO
                                                             redeemable    Actively       General                   Separate
                                                   Common    Preferred      Traded        Account     Short-term    Account
                                                   Stock       Stock      Securities     Securities   Investments  Assets (6)
                                                   -------   ----------   ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2010:
Balance, January 1,............................... $    64    $     793    $      32      $      51    $        8    $  1,583
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................      --           --           --             10             1          --
  Net investment gains (losses)...................     (1)           30           --             --            --         142
  Net derivative gains (losses)...................      --           --           --             --            --          --
 Other comprehensive income (loss)................      --            2           --             --            --          --
Purchases, sales, issuances and settlements (3)...      16        (192)         (22)           (30)           370        (31)
Transfers into Level 3 (4)........................       1           --           --             37            --          46
Transfers out of Level 3 (4)......................     (1)           --           --           (18)            --       (231)
                                                   -------   ----------   ----------     ----------   -----------  ----------
Balance, December 31,............................. $    79    $     633    $      10      $      50    $      379    $  1,509
                                                   =======   ==========   ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $    --    $      --    $      --      $      13    $        1    $     --
  Net investment gains (losses)................... $   (2)    $     (3)    $      --      $      --    $       --    $     --
  Net derivative gains (losses)................... $    --    $      --    $      --      $      --    $       --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                        Net Derivatives: (7)
                                                   ----------------------------------------
                                                               Foreign
                                                               Currency                           Net         Long-term
                                                   Interest    Exchange            Equity      Embedded        Debt of
                                                     Rate        Rate     Credit   Market   Derivatives (8)   CSEs (9)
                                                   --------    --------   ------   ------   ---------------   ----------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $    --    $     53    $  37   $    2     $         166   $       --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --       --       --                --           --
  Net investment gains (losses)...................       --          --       --       --                --           48
  Net derivative gains (losses)...................       23          28        2      (2)             (588)           --
 Other comprehensive income (loss)................     (36)          --        1       --                --           --
Purchases, sales, issuances and settlements (3)...     (10)        (35)      (7)       --                40        (232)
Transfers into Level 3 (4)........................       --          --       --       --                --           --
Transfers out of Level 3 (4)......................       --          --       --       --                --           --
                                                   --------    --------   ------   ------   ---------------   ----------
Balance, December 31,.............................  $  (23)    $     46    $  33   $   --     $       (382)   $    (184)
                                                   ========    ========   ======   ======   ===============   ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --    $     --    $  --   $   --     $          --   $       --
  Net investment gains (losses)...................  $    --    $     --    $  --   $   --     $          --   $       48
  Net derivative gains (losses)...................  $    23    $     21    $   3   $  (2)     $       (584)   $       --

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)The long-term debt of the CSEs consolidated as of January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

 Fair Value Option

  The following table presents information for long-term debt held by CSEs, which are accounted for under the FVO, and were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2012     2011
-                                                                          ------- --------
                                                                            (In millions)
Contractual principal balance............................................. $    60 $    138
Difference between estimated fair value and contractual principal balance.    (16)     (22)
                                                                           ------- --------
 Carrying value at estimated fair value (1)............................... $    44 $    116
                                                                           ======= ========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                      Years Ended December 31,
                                -------------------------------------------------------------------------------------------
                                              2012                              2011                              2010
                                --------------------------------- --------------------------------- -----------------------
                                 Carrying    Carrying              Carrying    Carrying              Carrying    Carrying
                                   Value       Value                 Value       Value                 Value       Value
                                 Prior to      After     Gains     Prior to      After     Gains     Prior to      After
                                Measurement Measurement (Losses)  Measurement Measurement (Losses)  Measurement Measurement
                                ----------- ----------- --------- ----------- ----------- --------- ----------- -----------
                                                                            (In millions)
Mortgage loans, net (1)........  $    377    $    361   $    (16)  $    168    $    143   $    (25)  $    176    $    160
Other limited partnership
 interests (2).................  $     78    $     48   $    (30)  $     11    $      8   $     (3)  $      3    $      1
Real estate joint ventures (3).  $     12    $      8   $     (4)  $     --    $     --   $      --  $      8    $      3
Goodwill (4)...................  $     10    $     --   $    (10)  $     --    $     --   $      --  $     --    $     --

                                ----------

                                ----------


                                 Gains
                                (Losses)
                                ---------

Mortgage loans, net (1)........ $    (16)
Other limited partnership
 interests (2)................. $     (2)
Real estate joint ventures (3). $     (5)
Goodwill (4)................... $      --

--------

(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(3)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2012
                                             --------------------------------------------------------------
                                                                  Fair Value Hierarchy
                                             --------------------------------------------------------------
                                              Carrying                                         Total Estimated
                                               Value        Level 1     Level 2     Level 3      Fair Value
                                             ---------- ----------- ----------- -----------    ---------------
                                                                     (In millions)
Assets:
Mortgage loans, net......................... $   44,657 $        -- $        -- $    47,365      $    47,365
Policy loans................................ $    8,364 $        -- $       793 $     9,470      $    10,263
Real estate joint ventures.................. $       52 $        -- $        -- $        68      $        68
Other limited partnership interests......... $    1,048 $        -- $        -- $     1,161      $     1,161
Other invested assets....................... $    2,014 $        93 $     1,885 $       152      $     2,130
Premiums, reinsurance and other
 receivables................................ $   14,172 $        -- $        37 $    15,129      $    15,166
Liabilities:
PABs........................................ $   71,611 $        -- $        -- $    75,189      $    75,189
Long-term debt.............................. $    2,276 $        -- $     2,713 $        --      $     2,713
Other liabilities........................... $   19,865 $        -- $       171 $    20,488      $    20,659
Separate account liabilities................ $   51,985 $        -- $    51,985 $        --      $    51,985
Commitments: (1)
Mortgage loan commitments................... $       -- $        -- $        -- $        10      $        10
Commitments to fund bank credit facilities,
 bridge loans and private corporate bond
 investments................................ $       -- $        -- $        13 $        --      $        13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                                          December 31, 2011
                                                                                     ---------------------------
                                                                                         Carrying      Estimated
                                                                                        Value       Fair Value
                                                                                     ------------- -------------
                                                                                            (In millions)
Assets:
Mortgage loans, net................................................................. $      43,880 $      46,013
Policy loans........................................................................ $       8,314 $      10,279
Real estate joint ventures.......................................................... $          59 $          73
Other limited partnership interests................................................. $       1,207 $       1,517
Other invested assets............................................................... $       1,996 $       2,032
Premiums, reinsurance and other receivables......................................... $      18,127 $      19,276
Liabilities:
PABs................................................................................ $      65,606 $      68,360
Long-term debt...................................................................... $       2,106 $       2,408
Other liabilities................................................................... $      23,963 $      24,637
Separate account liabilities........................................................ $      45,467 $      45,467
Commitments: (1)
Mortgage loan commitments........................................................... $          -- $           3
Commitments to fund bank credit facilities, bridge loans and private corporate bond
 investments........................................................................ $          -- $          38

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 17 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Capital leases, which are not required to be disclosed at estimated fair value, are excluded from the preceding tables.

  Other Liabilities

  Other liabilities consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain ceded and assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

 Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, such as the Retail Annuities and Life & Other reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the Retail Annuities and Life & Other reporting units are particularly sensitive to equity market levels.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  A discontinued cash flow valuation was performed for the Retail Annuities reporting unit that resulted in a fair value of the reporting unit less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. While performing the Step 2 analysis, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment, the Company considered similar analysis performed on the Retail Annuities reporting unit of its parent company, MetLife, Inc., and determined that all of the recorded goodwill associated with the Company's Retail Annuities reporting unit was not recoverable. A non-cash charge of $10 million, which had no impact on income taxes, was recorded for the impairment of the entire goodwill balance in other expenses in the consolidated statements of operations for the year ended December 31, 2012.

  In addition, the Company performed its annual goodwill impairment tests of its other reporting units and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, their goodwill was not impaired.

  As discussed in Note 2, during 2012, the Company reorganized its business. In connection with this reorganization, $105 million of goodwill at December 31, 2009 was reallocated to the Retail segment and Group,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Voluntary & Worksite Benefits segment in the amounts of $37 million and $68 million, respectively. The reorganization had no impact on goodwill for the Corporate Benefit Funding segment and Corporate & Other. There were no acquisitions, dispositions or impairments of goodwill for both the years ended December 31, 2011 and 2010. Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other   Total
                              --------- ----------- --------- --------- --------
                                                (In millions)
Balance at December 31, 2011
Goodwill..................... $      37   $    68    $     2   $     4  $    111
Accumulated impairment.......        --        --         --        --        --
                              ---------   -------    -------   -------  --------
 Total goodwill, net......... $      37   $    68    $     2   $     4  $    111

Impairments.................. $    (10)   $    --    $    --   $    --  $   (10)

Balance at December 31, 2012
Goodwill.....................        37        68          2         4       111
Accumulated impairment.......      (10)        --         --        --      (10)
                              ---------   -------    -------   -------  --------
Total goodwill, net.......... $      27   $    68    $     2   $     4  $    101
                              =========   =======    =======   =======  ========

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2012     2011
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.52%   2014 - 2037 $  1,099 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      700      700
Mortgage loans -- affiliated... 2.17% - 7.26%  5.40%   2015 - 2020      306      307
Senior notes -- affiliated (2). 1.03% - 3.09%  2.23%   2021 - 2022       80       --
Other notes.................... 0.22% - 8.00%  1.72%   2016 - 2027       91       --
Capital lease obligations......                                          25       26
                                                                   -------- --------
Total long-term debt (3).......                                       2,301    2,132
Total short-term debt..........                                         100      101
                                                                   -------- --------
 Total.........................                                    $  2,401 $  2,233
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2012.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)Excludes $44 million and $116 million at December 31, 2012 and 2011, respectively, of long-term debt relating to CSEs. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2012 for the next five years and thereafter are $1 million in 2013, $220 million in 2014, $502 million in 2015, $5 million in 2016, $5 million in 2017 and $1.6 billion thereafter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2012.

 Surplus Notes -- Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a
$775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

  In December 2010, Metropolitan Life Insurance Company repaid in cash a
$300 million surplus note issued to MetLife, Inc. with an original maturity of 2011. The early redemption was approved by the Superintendent.

  In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2015 with an interest rate of 3.0%.

 Capital Notes -- Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

 Mortgage Loans -- Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

 Short-term Debt

  Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2012, 2011 and 2010, the weighted average interest rate on short-term debt was 0.17%, 0.16% and 0.21%, respectively. During the years ended December 31, 2012, 2011 and 2010, the average daily balance of short-term debt was $119 million, $102 million and $311 million, respectively, and the average days outstanding was 40 days, 44 days and 29 days, respectively.

 Interest Expense

  Interest expense related to the Company's indebtedness included in other expenses was $148 million, $185 million and $202 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts include
$89 million, $125 million and $143 million of interest expense related to affiliated debt for the years ended December 31, 2012, 2011 and 2010, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

 Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2012. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Facilities

  The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $3 million, $6 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2012 was as follows:

                                                                       Letter of
                                                                        Credit                 Unused
Borrower(s)                                  Expiration     Capacity Issuances (1) Drawdowns Commitments
---------------------------------------- ------------------ -------- ------------- --------- -----------
                                                                           (In millions)
MetLife, Inc. and MetLife Funding, Inc.. September 2017 (2) $  1,000   $    365     $    --   $    635
MetLife, Inc. and MetLife Funding, Inc.. August 2016           3,000      2,203          --        797
                                                            --------   --------     -------   --------
 Total..................................                    $  4,000   $  2,568     $    --   $  1,432
                                                            ========   ========     =======   ========

--------

(1)MetLife, Inc. and MetLife Funding, Inc. are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2012 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated credit facility.

  Committed Facility

  The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on the committed facility at December 31, 2012 was as follows:

                                                                 Letter of
                                                                  Credit                 Unused
Account Party/Borrower(s)                   Expiration Capacity  Issuances   Drawdowns Commitments
------------------------------------------- ---------- -------- ---------    --------- -----------
                                                                (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500  $    490 (1)  $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2012, 2011 and 2010, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

  The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

  The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

  Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

  The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2012, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 24,715,318. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

  Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010, 76%, 70% and 79%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

  Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

  Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

  The components of compensation expense related to stock-based compensation were as follows:

                                         Years Ended December 31,
                                         -------------------------
                                           2012     2011    2010
                                         -------- -------- -------
                                               (In millions)
             Stock Options.............. $     52 $     48 $    39
             Performance Shares (1).....       53       37      19
             Restricted Stock Units.....       22       15       9
                                         -------- -------- -------
             Total compensation expense. $    127 $    100 $    67
                                         ======== ======== =======
             Income tax benefit......... $     44 $     35 $    23
                                         ======== ======== =======

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

  At December 31, 2012, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 84%, 66% and 83%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2012
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        56        1.74
             Performance Shares.....  $        52        1.65
             Restricted Stock Units.  $        28        1.73

 Equity Awards

  Stock Options

  Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

  A summary of the activity related to Stock Options for the year ended December 31, 2012 was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2012.......................  34,713,526     $    40.22       5.35         $      --
Granted..............................................   6,247,050     $    37.91
Exercised............................................ (3,817,301)     $    28.44
Expired.............................................. (1,017,994)     $    47.35
Forfeited............................................   (972,210)     $    40.23
                                                      ------------
Outstanding at December 31, 2012.....................  35,153,071     $    40.89       5.50         $      51
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2012...............................................  34,684,396     $    40.94       5.41         $      51
                                                      ============ ================ =========== =============
Exercisable at December 31, 2012.....................  24,530,711     $    41.36        4.16        $      50
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2012 of $32.94 and December 30, 2011 of $31.18, as applicable.

  The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of Shares; risk-free rate of return; expected dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

  The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

  Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

  The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

  The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2012        2011        2010
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.95%       1.65%       2.11%
Risk-free rate of return................................. 0.21%-4.17% 0.29%-5.51% 0.35%-5.88%
Expected volatility......................................   35.59%      32.64%      34.41%
Exercise multiple........................................    1.58        1.69        1.75
Post-vesting termination rate............................    3.14%       3.36%       3.64%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $37.91      $45.16      $35.06
Weighted average fair value of stock options granted.....   $11.33      $14.27      $11.29

  MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012    2011    2010
-                                                         -------- ------- -------
                                                               (In millions)
Total intrinsic value of stock options exercised......... $     29 $    41 $    22
Cash received from exercise of stock options............. $    109 $    88 $    52
Income tax benefit realized from stock options exercised. $     10 $    13 $     8

 Performance Shares

  Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The performance factor was 1.13 for the January 1, 2009 -- December 31, 2011 performance period.

 Restricted Stock Units

  Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Performance Share and Restricted Stock Unit activity for the year ended December 31, 2012:

                                              Performance Shares        Restricted Stock Units
                                         ---------------------------- --------------------------
                                                     Weighted Average           Weighted Average
                                                        Grant Date                 Grant Date
                                           Shares       Fair Value      Units      Fair Value
                                         ----------- ---------------- --------- ----------------
Outstanding at January 1, 2012..........   5,024,094    $    31.50    1,562,849    $    34.74
Granted.................................   2,042,133    $    35.38      971,304    $    35.39
Forfeited...............................   (452,590)    $    37.36    (171,475)    $    37.62
Payable (1)............................. (1,791,609)    $    20.71    (282,530)    $    21.88
                                         -----------                  ---------
Outstanding at December 31, 2012........   4,822,028    $    36.93    2,080,148    $    36.55
                                         =========== ================ ========= ================
Expected to vest at a future date as of
  December 31, 2012.....................   4,817,941    $    36.98    2,080,148    $    36.55
                                         =========== ================ ========= ================

--------

(1)Includes both Shares paid and Shares deferred for later payment.

  Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2012, the three year performance period for the 2010 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,347,025 outstanding Performance Shares to which the 2010-2012 performance factor will be applied. The factor will be determined in the second quarter of 2013.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for Metropolitan Life Insurance Company and each of its insurance subsidiaries was in excess of four times Company Action RBC for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.3 billion, $2.0 billion and $2.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $14.3 billion and $13.5 billion at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, Metropolitan Life Insurance Company paid a dividend of $1.0 billion. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. Based on amounts at December 31, 2012, Metropolitan Life Insurance Company could pay a stockholder dividend in 2013 of $1.4 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. During the year ended December 31, 2010, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million. Based on amounts at December 31, 2012, GALIC could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  For the years ended December 31, 2012, 2011 and 2010, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $87 million, $518 million and $248 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                        Years Ended December 31,
                                                                                    --------------------------------
                                                                                       2012       2011       2010
                                                                                    ---------- ---------- ----------
                                                                                             (In millions)
Holding gains (losses) on investments arising during the year...................... $    4,825 $    9,190 $    7,350
Income tax effect of holding gains (losses)........................................    (1,688)    (3,219)    (2,568)
Reclassification adjustments for recognized holding (gains) losses included in
 current year income...............................................................        120       (45)      (545)
Income tax effect of reclassification adjustments..................................       (42)         16        190
Allocation of holding (gains) losses on investments relating to other policyholder
 amounts...........................................................................    (2,684)    (5,375)    (2,153)
Income tax effect of allocation of holding (gains) losses to other policyholder
 amounts...........................................................................        940      1,883        752
                                                                                    ---------- ---------- ----------
Net unrealized investment gains (losses), net of income tax........................      1,471      2,450      3,026
Foreign currency translation adjustments, net of income tax expense (benefit)
 of ($11) million, $3 million and ($13) million....................................       (19)          3       (16)
Defined benefit plans adjustment, net of income tax expense (benefit)
 of ($268) million, ($249) million and $63 million.................................      (498)      (422)         98
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss), net of income tax...............................        954      2,031      3,108
Other comprehensive income (loss) attributable to noncontrolling interests.........         --         --        (6)
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company, excluding cumulative effect of change in accounting principle............        954      2,031      3,102
Cumulative effect of change in accounting principle, net of income tax expense
 (benefit) of $0, $0 and $6 million (see Note 1)...................................         --         --         10
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company........................................................................... $      954 $    2,031 $    3,112
                                                                                    ========== ========== ==========

14. Other Expenses

  Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                            ----------------------------
                                                              2012      2011      2010
                                                            --------  --------  --------
                                                                    (In millions)
Compensation............................................... $  2,426  $  2,260  $  2,230
Pension, postretirement and postemployment benefit costs...      285       330       331
Commissions................................................      769       724       651
Volume-related costs.......................................      241       196       173
Affiliated interest costs on ceded and assumed reinsurance.    1,209     1,393     1,386
Capitalization of DAC......................................     (632)     (724)     (640)
Amortization of DAC and VOBA...............................      991       875       809
Interest expense on debt and debt issuance costs...........      152       194       217
Premium taxes, licenses and fees...........................      294       302       288
Professional services......................................      946       832       743
Rent, net of sublease income...............................      123       129       147
Other......................................................     (410)      (40)      (53)
                                                            --------  --------  --------
  Total other expenses..................................... $  6,394  $  6,471  $  6,282
                                                            ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges, primarily related to severance, which were allocated to the Company were as follows:

                                                                      Year Ended December 31, 2012
                                                                    ------------------------------
                                                                            (In millions)
Balance at January 1,..............................................   $                       --
Restructuring charges..............................................                          119
Cash payments......................................................                         (97)
                                                                    ------------------------------
Balance at December 31,............................................   $                       22
                                                                    ==============================
Total restructuring charges incurred since inception of initiative.   $                      119
                                                                    ==============================

  Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Obligations and Funded Status

                                                                                    Other
                                                              Pension          Postretirement
                                                           Benefits (1)           Benefits
                                                       --------------------- -------------------
                                                                     December 31,
                                                       -----------------------------------------
                                                          2012       2011       2012      2011
                                                       ---------- ---------- ---------- --------
                                                                     (In millions)
Change in benefit obligations:
Benefit obligations at January 1,..................... $    7,867 $    6,690 $    2,106 $  1,819
 Service costs........................................        197        165         36       16
 Interest costs.......................................        384        384        103      107
 Plan participants' contributions.....................         --         --         29       28
 Net actuarial (gains) losses.........................        944        897        261      269
 Plan amendments, change in benefits, and other (2)...         --        128         --       --
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Benefit obligations at December 31,...................      8,937      7,867      2,402    2,106
                                                       ---------- ---------- ---------- --------
Change in plan assets:
Fair value of plan assets at January 1,...............      6,699      5,976      1,240    1,184
 Actual return on plan assets.........................        695        787        105       81
 Plan amendments, change in benefits, and other (2)...         --        110         --       --
 Plan participants' contributions.....................         --         --         29       28
 Employer contributions...............................        451        223         79       80
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Fair value of plan assets at December 31,.............      7,390      6,699      1,320    1,240
                                                       ---------- ---------- ---------- --------
 Over (under) funded status at December 31,........... $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Amounts recognized in the consolidated balance sheets
  consist of:
 Other assets......................................... $       -- $       -- $       -- $     --
 Other liabilities....................................    (1,547)    (1,168)    (1,082)    (866)
                                                       ---------- ---------- ---------- --------
   Net amount recognized.............................. $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses......................... $    2,918 $    2,403 $      796 $    621
 Prior service costs (credit).........................         23         29       (74)    (179)
                                                       ---------- ---------- ---------- --------
   Accumulated other comprehensive (income) loss,
     before income tax................................ $    2,941 $    2,432 $      722 $    442
                                                       ========== ========== ========== ========
Accumulated Benefit Obligation........................ $    8,381 $    7,438        N/A      N/A
                                                       ========== ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.1 billion and $997 million at December 31, 2012 and 2011, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2012     2011
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,282 $  1,129
               Accumulated benefit obligations. $  1,127 $  1,011
               Fair value of plan assets....... $    123 $    110

  Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2012     2011     2012     2011
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  8,937 $  7,867 $  2,402 $  2,106
       Fair value of plan assets..... $  7,390 $  6,699 $  1,320 $  1,240

 Net Periodic Benefit Costs

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

  . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

  . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

  . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

     eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

  . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

  . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                     Pension Benefits     Other Postretirement Benefits
                                                  ----------------------- -----------------------------
                                                             Years Ended December 31,
                                                  -----------------------------------------------------
                                                   2012    2011    2010    2012       2011      2010
                                                  ------- ------- -------  -------    -------   ------
                                                                  (In millions)
Net Periodic Benefit Costs:
 Service costs................................... $   190 $   165 $   150 $    30    $    16   $   17
 Interest costs..................................     374     384     375      95        107      111
 Settlement and curtailment costs................      --      --       8      --         --       --
 Expected return on plan assets..................   (448)   (423)   (422)    (75)       (76)     (79)
 Amortization of net actuarial (gains) losses....     182     189     192      52         42       38
 Amortization of prior service costs (credit)....       6       3       6    (95)      (108)     (83)
                                                  ------- ------- -------  -------    -------   ------
   Total net periodic benefit costs (credit).....     304     318     309       7       (19)        4
                                                  ------- ------- -------  -------    -------   ------
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses....................     705     532      24     232        264       49
 Prior service costs (credit)....................      --      18      --      --         --     (81)
 Amortization of net actuarial gains (losses)....   (189)   (189)   (192)    (57)       (42)     (38)
 Amortization of prior service (costs) credit....     (6)     (3)     (6)     104        108       83
                                                  ------- ------- -------  -------    -------   ------
   Total recognized in other comprehensive
     income (loss)...............................     510     358   (174)     279        330       13
                                                  ------- ------- -------  -------    -------   ------
     Total recognized in net periodic benefit
       costs and other comprehensive income
       (loss).................................... $   814 $   676 $   135 $   286    $   311   $   17
                                                  ======= ======= =======  =======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $510 million and other postretirement benefits of $279 million for an aggregate reduction in OCI of $789 million before income tax and $512 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $216 million and $6 million, and $73 million and ($75) million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                      December 31, 2010
                                                                    -------------------
                                                                       (In millions)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,.............................................   $          247
 Service costs.....................................................                3
 Interest costs....................................................               16
 Net actuarial (gains) losses......................................            (255)
 Expected prescription drug subsidy................................             (11)
                                                                      --------------
 Balance at December 31,...........................................   $           --
                                                                      ==============

                                                                   Year Ended
                                                                 December 31, 2010
                                                               -------------------
                                                                  (In millions)
Reduction in net periodic other postretirement benefit costs:
 Service costs................................................   $            3
 Interest costs...............................................               16
 Amortization of net actuarial (gains) losses.................               10
                                                                 --------------
   Total reduction in net periodic benefit costs..............   $           29
                                                                 ==============

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of $3 million and $8 million for the years ended December 31, 2011 and 2010, respectively.

Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits     Other Postretirement Benefits
                                           ----------------------  ----------------------------
                                                      December 31,
                                           ----------------------------------------------------
                                              2012        2011     2012           2011
                                           ----------  ----------  ----           ----
  Weighted average discount rate..........    4.20%       4.95%    4.20%          4.95%
  Rate of compensation increase........... 3.50%-7.50% 3.50%-7.50%  N/A            N/A

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assumptions used in determining net periodic benefit costs were as follows:

                                            Pension Benefits           Other Postretirement Benefits
                                   ----------------------------------- -----------------------------
                                                       December 31,
                                   ----------------------------------------------------------------
                                      2012        2011        2010     2012      2011      2010
                                   ----------- ----------- -----------   -----   ----      ----
Weighted average discount rate....    4.95%       5.80%       6.25%    4.95%     5.80%     6.25%
Weighted average expected rate of
  return onplan assets............    7.00%       7.25%       8.00%    6.26%     7.25%     7.20%
Rate of compensation increase..... 3.50%-7.50% 3.50%-7.50% 3.50%-7.50%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 6.25% for pension benefits and 5.75% for other postretirement benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                      December 31,
                       --------------------------------------------------------------------------
                                        2012                                 2011
                       -------------------------------------- -----------------------------------
                       7.8% in 2013, gradually                7.3% in 2012, gradually
                       decreasing each year until 2094        decreasing each year until 2083
                       reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.3%.
Pre-and Post-Medicare  Pre-Medicare and 4.6% for
  eligible claims..... Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2012:

                                                                        One Percent  One Percent
                                                                         Increase     Decrease
                                                                       ------------ ------------
                                                                             (In millions)
Effect on total of service and interest costs components..............  $       17  $       (14)
Effect of accumulated postretirement benefit obligations..............  $      309  $      (252)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Plan Assets

  The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                 Level 1 This category includes investments in fixed maturity securities, equity securities, derivative assets, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.
                 Level 2  This category includes certain
                          separate accounts that are primarily
                          invested in liquid and readily
                          marketable securities. The estimated
                          fair value of such separate account
                          is based upon reported NAV provided
                          by fund managers and this value
                          represents the amount at which
                          transfers into and out of the
                          respective separate account are
                          effected. These separate accounts
                          provide reasonable levels of price
                          transparency and can be corroborated
                          through observable market data.

                          Certain separate accounts are
                          invested in investment partnerships
                          designated as hedge funds. The values
                          for these separate accounts is
                          determined monthly based on the NAV
                          of the underlying hedge fund
                          investment. Additionally, such hedge
                          funds generally contain lock out or
                          other waiting period provisions for
                          redemption requests to be filled.
                          While the reporting and redemption
                          restrictions may limit the frequency
                          of trading activity in separate
                          accounts invested in hedge funds, the
                          reported NAV, and thus the referenced
                          value of the separate account,
                          provides a reasonable level of price
                          transparency that can be corroborated
                          through observable market data.

                          Directly held investments are
                          primarily invested in U.S. and
                          foreign government and corporate
                          securities.
                 Level 3  This category includes separate
                          accounts that are invested in fixed
                          maturity securities, equity
                          securities, derivative assets and
                          other investments that provide little
                          or no price transparency due to the
                          infrequency with which the underlying
                          assets trade and generally require
                          additional time to liquidate in an
                          orderly manner. Accordingly, the
                          values for separate accounts invested
                          in these alternative asset classes
                          are based on inputs that cannot be
                          readily derived from or corroborated
                          by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2012     2011     Target   2012     2011
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      69%      61%      70%      63%      62%
Equity securities (2).............................     12%      21%      24%      30%      37%      37%
Alternative securities (3)........................     13%      10%      15%       0%      --%       1%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                      Postretirement Life
                                                   -------------------------
                                                            Actual Allocation
                                                            ----------------
                                                     Target    2012     2011
                                                   -------- --------  -------
Asset Class:
Fixed maturity securities (1).....................      0%      -- %      --%
Equity securities (2).............................      0%      -- %      --%
Alternative securities (3)........................    100%      100%     100%
                                                            --------  -------
 Total assets.....................................              100%     100%
                                                            ========  =======

----------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2012
                             ------------------------------------------------------------------------
                                      Pension Benefits              Other Postretirement Benefits
                             -----------------------------------  ------------------------------------
                             Fair Value Measurements at           Fair Value Measurements at
                               Reporting Date Using                Reporting Date Using
                             -------------------------            --------------------------
                                                          Total                                Total
                                                        Estimated                            Estimated
                                                          Fair                                 Fair
                             Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                             --------  -------- ------- --------- -------  -------  -------  ---------
                                                         (In millions)
Assets:
Fixed maturity securities:
  Corporate................. $     --  $  2,119 $   18  $  2,137  $   --   $  165    $  4    $    169
  U.S. government bonds.....    1,082       150     --     1,232     175        3      --         178
  Foreign bonds.............       --       714      7       721      --       51      --          51
  Federal agencies..........        1       314     --       315      --       26      --          26
  Municipals................       --       242     --       242      --       70       1          71
  Other (1).................       --       460      7       467      --       55       3          58
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total fixed maturity
     securities.............    1,083     3,999     32     5,114     175      370       8         553
                             --------  -------- ------  --------  ------   ------    ----    --------
Equity securities:
  Common stock - domestic...    1,024        36    129     1,189     249        1      --         250
  Common stock - foreign....      339        --     --       339      83       --      --          83
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total equity securities..    1,363        36    129     1,528     332        1      --         333
                             --------  -------- ------  --------  ------   ------    ----    --------
Other investments...........       --       110    419       529      --       --      --          --
Short-term investments......       --       200     --       200      --      432      --         432
Money market securities.....        2         9     --        11       1       --      --           1
Derivative assets...........       --         7      1         8      --        1      --           1
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total assets............. $  2,448  $  4,361 $  581  $  7,390  $  508   $  804    $  8    $  1,320
                             ========  ======== ======  ========  ======   ======    ====    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                   December 31, 2011
                                         ------------------------------------------------------------------------
                                                  Pension Benefits              Other Postretirement Benefits
-                                        -----------------------------------  ------------------------------------
                                         Fair Value Measurements at           Fair Value Measurements at
                                           Reporting Date Using                Reporting Date Using
-                                        -------------------------            --------------------------
                                                                      Total                                Total
                                                                    Estimated                            Estimated
                                                                      Fair                                 Fair
                                         Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                                         --------  -------- ------- --------- -------  -------  -------  ---------
                                                                     (In millions)
Assets:
Fixed maturity securities:
  Corporate............................. $     --  $  1,820 $   30  $  1,850  $   --   $  139    $   4   $    143
  U.S. government bonds.................      949       176     --     1,125     160        1       --        161
  Foreign bonds.........................       --       200      5       205      --       13       --         13
  Federal agencies......................        1       270     --       271      --       29       --         29
  Municipals............................       --       174     --       174      --       59        1         60
  Other (1).............................       --       445      2       447      --       84        5         89
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total fixed maturity securities......      950     3,085     37     4,072     160      325       10        495
                                         --------  -------- ------  --------  ------   ------    -----   --------
Equity securities:
  Common stock - domestic...............    1,082        36    194     1,312     240        2       --        242
  Common stock - foreign................      271        --     --       271      55       --       --         55
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total equity securities..............    1,353        36    194     1,583     295        2       --        297
                                         --------  -------- ------  --------  ------   ------    -----   --------
Other investments.......................       --        65    501       566      --       --       --         --
Short-term investments..................        4       378     --       382       6      435       --        441
Money market securities.................        2        --     --         2      --        1       --          1
Derivative assets.......................       28         9      4        41      --       --        1          1
Other receivables.......................       --        45     --        45      --        4       --          4
Securities receivable...................       --         8     --         8      --        1       --          1
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total assets......................... $  2,337  $  3,626 $  736  $  6,699  $  461   $  768    $  11   $  1,240
                                         ========  ======== ======  ========  ======   ======    =====   ========

----------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations, and ABS. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance, January 1,.  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
Realized gains
 (losses)...........       --       --       --       (25)          52          4         --        --        (2)         2
Unrealized gains
 (losses)...........      (1)        8        1          9        (38)        (6)         --        --          2       (2)
Purchases, sales,
 issuances and
 settlements, net...     (11)      (6)        4       (49)        (96)        (1)         --        --        (2)       (1)
Transfers into
 and/or out of
 Level 3............       --       --       --         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    18  $     7  $     7   $    129    $    419    $     1    $     4   $     1    $     3   $    --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance, January 1,.  $    45  $     4  $     2   $    228    $    446    $   (1)    $     4   $     1    $     6   $    --
Realized gains
 (losses)...........       --       --      (1)       (57)          80          1         --        --        (1)        --
Unrealized gains
 (losses)...........      (3)      (2)        1        110          42          6         --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...     (13)        3      (1)       (87)        (67)        (2)         --        --        (1)        --
Transfers into
 and/or out of
 Level 3............        1       --        1         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended
 December 31, 2010:
Balance, January 1,.   $  64    $   5   $    66   $    229    $    354    $    --    $    --   $    --     $   9
Realized gains
 (losses)...........      --       --      (11)         --          74          2         --        --       (4)
Unrealized gains
 (losses)...........       7        1        13        (2)         (4)        (2)          1        --         1
Purchases, sales,
 issuances and
 settlements, net...    (17)      (2)      (67)          1          22        (1)         --        --       (1)
Transfers into
 and/or out of
 Level 3............     (9)       --         1         --          --         --          3         1         1
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance,
 December 31,.......   $  45    $   4   $     2   $    228    $    446    $   (1)    $     4   $     1     $   6
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

----------

(1)Other includes ABS and collateralized mortgage obligations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The Company expects to make discretionary contributions to the qualified pension plan of $202 million in 2013. For information on employer contributions, see "--Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $61 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $78 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     Other
                                                      Pension    Postretirement
                                                      Benefits      Benefits
                                                    ------------ --------------
                                                           (In millions)
 2013.............................................. $        422   $      113
 2014.............................................. $        457   $      116
 2015.............................................. $        452   $      118
 2016.............................................. $        468   $      119
 2017.............................................. $        493   $      120
 2018-2022......................................... $      2,705   $      617

 Additional Information

  As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $54 million, $47 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $867 million, $885 million and $767 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $83 million, $73 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively.

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2012     2011    2010
  -                                                  -------- -------- ------
                                                          (In millions)
  Current:
   Federal.......................................... $    675 $    551 $  304
   State and local..................................        2        2      4
   Foreign..........................................      176      116     46
                                                     -------- -------- ------
     Subtotal.......................................      853      669    354
                                                     -------- -------- ------
  Deferred:
   Federal..........................................      346      769    346
   Foreign..........................................    (144)       22     69
                                                     -------- -------- ------
     Subtotal.......................................      202      791    415
                                                     -------- -------- ------
       Provision for income tax expense (benefit)... $  1,055 $  1,460 $  769
                                                     ======== ======== ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2012     2011    2010
                                                -------- -------- ------
                                                     (In millions)
       Tax provision at U.S. statutory rate.... $  1,294 $  1,660 $  878
       Tax effect of:
         Tax-exempt investment income..........    (118)    (102)  (100)
         State and local income tax............        2        3      1
         Prior year tax........................       10       10     48
         Tax credits...........................    (160)    (119)   (72)
         Foreign tax rate differential.........        3        2    (2)
         Change in valuation allowance.........       13       --     13
         Other, net............................       11        6      3
                                                -------- -------- ------
          Provision for income tax expense
            (benefit).......................... $  1,055 $  1,460 $  769
                                                ======== ======== ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                 December 31,
                                                             ---------------------
                                                                2012       2011
                                                             ---------- ----------
                                                                 (In millions)
Deferred income tax assets:
  Policyholder liabilities and receivables.................. $    2,495 $    2,558
  Net operating loss carryforwards..........................         35         26
  Employee benefits.........................................      1,075        840
  Capital loss carryforwards................................         17         11
  Tax credit carryforwards..................................        372        249
  Litigation-related and government mandated................        175        200
  Other.....................................................        198         94
                                                             ---------- ----------
   Total gross deferred income tax assets...................      4,367      3,978
  Less: Valuation allowance.................................         52         38
                                                             ---------- ----------
   Total net deferred income tax assets.....................      4,315      3,940
                                                             ---------- ----------
Deferred income tax liabilities:
  Investments, including derivatives........................      2,283      1,754
  DAC.......................................................      1,629      1,876
  Net unrealized investment gains...........................      3,412      2,617
  Other.....................................................         27         17
                                                             ---------- ----------
   Total deferred income tax liabilities....................      7,351      6,264
                                                             ---------- ----------
   Net deferred income tax asset (liability)................ $  (3,036) $  (2,324)
                                                             ========== ==========

  The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2012:

                                               Net Operating Loss                 Capital Loss
                                                  Carryforwards                   Carryforwards
                                         ------------------------------- -------------------------------
                                            Amount        Expiration        Amount        Expiration
                                         ------------- ----------------- ------------- -----------------
                                         (In millions)                   (In millions)
Domestic................................   $      30   Beginning in 2018   $      --   N/A
Foreign.................................   $      70   Beginning in 2027   $      50   Beginning in 2014

  Tax credit carryforwards of $372 million at December 31, 2012 will expire beginning in 2021.

  The Company has recorded a valuation allowance increase related to tax benefits of $7 million related to certain state and foreign net operating loss carryforwards and an increase of $7 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    525 $    499 $    592
Additions for tax positions of prior years...............................       27       26        2
Reductions for tax positions of prior years..............................      (5)       --     (54)
Additions for tax positions of current year..............................       --        1        2
Reductions for tax positions of current year.............................       --      (1)      (1)
Settlements with tax authorities.........................................     (15)       --     (31)
Lapses of statutes of limitations........................................       --       --     (11)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    525 $    499
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    466 $    459 $    432
                                                                          ======== ======== ========

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2012     2011    2010
                                                             ------   ------- -------
                                                                 (In millions)
Interest recognized in the consolidated statements of
  operations................................................ $    8   $    27 $    27

                                                                       December 31,
                                                                      ---------------
                                                                       2012    2011
                                                                      ------- -------
                                                                       (In millions)
Interest included in other liabilities in the consolidated balance
  sheets............................................................. $   211 $   203

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $70 million and $69 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return.

17.  Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

  Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

  The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Matters as to Which an Estimate Can Be Made

  For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $235 million.

  Matters as to Which an Estimate Cannot Be Made

  For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

  Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

  Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

  The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                     December 31,
                                                             --------------------------------------
                                                               2012         2011         2010
                                                              ---------    ---------    ---------
                                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.................    65,812       66,747       68,513
Number of new claims during the year........................     5,303        4,972        5,670
Settlement payments during the year (1)..................... $    36.4    $    34.2    $    34.9

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

  In 2009, Metropolitan Life Insurance Company received 3,910 new claims, ending the year with a total of 68,804 claims, and paid $37.6 million for settlements reached in 2009 and prior years. In 2008, Metropolitan Life Insurance Company received 5,063 new claims, ending the year with a total of 74,027 claims, and paid $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received 7,161 new claims, ending the year with a total of 79,717 claims, and paid $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received 7,870 new claims, ending the year with a total of 87,070 claims, and paid $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received 18,500 new claims, ending the year with a total of 100,250 claims, and paid $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received 23,900 new claims, ending the year with a total of 108,000 claims, and paid $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received 58,750 new claims, ending the year with a total of 111,700 claims, and paid $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

  The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

  The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

  Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims by $402 million from $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2012.

 Regulatory Matters

  The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. At

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the time the action was commenced, Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, was a passive investor with a non-controlling interest in the electricity generating facility, which was solely operated by the lessee, EME Homer City. In a 2012 transaction, ownership of the electricity generating facility was transferred to Homer City Generation, L.P., and Homer City OL6 LLC was merged into Homer City Generation, L.P. Metropolitan Life Insurance Company is a limited partner in Homer City Generation, L.P. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. EME Homer City acknowledged its obligation to indemnify the owners of the electricity generating facility for any claims relating to the NOVs. The Sierra Club, which in a February 13, 2012 letter to the operator and owners of the electricity generating facility had stated its intent to sue for alleged violations of the Clean Air Act, subsequently indicated that it does not intend to commence suit. As a result of the change in the ownership structure, the parties to the proceeding no longer include a subsidiary of Metropolitan Life Insurance Company.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

  Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

 Unclaimed Property Inquiries and Related Litigation

  In April 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, MetLife, Inc. made a $40 million multistate examination payment, of which the Company's share is $33 million, to be allocated among the settling states. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. The action was sealed by court order until March 22, 2012. The Relator alleged that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator did not allocate this claimed damage amount between MetLife, Inc. and the other defendant. On December 31, 2012, the court granted motions by MetLife, Inc. and the other defendant to dismiss the action.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010). Alleging that MetLife, Inc. and two other companies have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, the Relator has brought an action under the Florida False Claims act seeking to recover damages on behalf of Florida. The action has been sealed by court order until December 17, 2012. The relator alleges that the aggregate damages, including statutory damages and treble damages, are $3.2 billion. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendants. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. The Company intends to defend this action vigorously.

 Total Control Accounts Litigation

  Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company. (D. Nev., filed November 3,
2011). These consolidated putative class action lawsuits raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Various state regulators have also taken actions with respect to retained asset accounts. The New York Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with a market conduct exam, Metropolitan Life Insurance Company entered into a consent order with the Minnesota Department of Commerce regarding the Company's use of TCAs as a default option.

  The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

 Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

   McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed
February 22, 2012). This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The parties have begun discovery.

  Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

 Summary

  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2012    2011
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    85 $    63
  Premium tax offsets currently available for paid assessments.      12      13
                                                                ------- -------
                                                                $    97 $    76
                                                                ======= =======

 Other Liabilities:
  Insolvency assessments....................................... $   136 $   113
                                                                ======= =======

Commitments

  Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                    Gross
                                  Rental  Sublease  Rental
                                  Income   Income  Payments
                                 -------- -------- --------
                                       (In millions)
                     2013....... $    345 $    18  $    181
                     2014....... $    331 $    15  $    143
                     2015....... $    291 $    15  $    133
                     2016....... $    220 $    15  $    119
                     2017....... $    180 $    15  $    103
                     Thereafter. $    750 $    80  $    847

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.2 billion and $2.5 billion at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $2.3 billion at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $971 million and $986 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million at both December 31, 2012 and 2011, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18.  Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.6 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $108 million, $94 million and $84 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $113 million, $46 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.6 billion and $1.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates of $346 million and $238 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

  See Notes 4, 8 and 12 for additional related party transactions.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT


PART C.    OTHER INFORMATION

ITEM 24.   Financial Statements and Exhibits


(a) Financial Statements

     The financial statements comprising each of the Subaccounts of the Separate Account are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The financial statements of the Separate Account include:

      Report of Independent Registered Public Accounting Firm

      Statements of Assets and Liabilities as of December 31, 2012.

      Statements of Operations for the year ended December 31, 2012.

      Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011.

      Notes to the Financial Statements.

      The consolidated financial statements of the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of the Company include:

      Independent Auditors' Report

      Consolidated Balance Sheets as of December 31, 2012 and 2011.

      Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Stockholder's Equity for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.

      Notes to the Consolidated Financial Statements.

      The consolidated financial statements of the Metropolitan Life Insurance Company, as a party to a Net Worth Maintenance Agreement with the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of Metropolitan Life Insurance Company include:

      Independent Auditors' Report

      Consolidated Balance Sheets as of December 31, 2012 and 2011.

      Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Equity for the years ended December 31, 2012, 2011 and 2010.

      Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.


     Notes to the Consolidated Financial Statements.

(b)  Exhibits

(1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Life Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

(2) None.

(3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

     (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

     (v) Form of Retail Sales Agreement MLIDC 7-1-05 (LTC) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

(4) (i) Form of Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (ii) Forms of Endorsements (TSA, Simple IRA, Living Benefits and Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (iii) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.

     (iv) Form of Endorsement (IRA) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.

     (v) Forms of Endorsement (Dollar Cost Averaging and 72(s)) are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

     (vi) Form of Endorsements (TSA and Death Benefit) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

     (vii) Form of Endorsement (Extension of Maturity Age- Pennsylvania) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

     (viii) Forms of Endorsements (VE-AMF-1 (05/01) and VE-AMF-2 (05/01) Mortality and Expense Charge) are incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 033-85442) filed on February 28, 2001.

     (ix) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2(09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of New England Variable Annuity Separate Account on form N-4 (No. 333-51676/811-8828) filed on April 25, 2003.

     (x)  Form of Endorsement: Individual Retirement Annuity Endorsement NEL
408.2 (9/02) is incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

     (xi) Form of Spousal Continuation Endorsement NL-GMIB (2-10)-E is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2010.

     (xii) Form of Tax-Sheltered Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

(5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

     (ii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.

    (iii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

    (iv) Form of Application (NEV APP-31 (02/2000) AGS is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 25, 2003.

(6) (i) Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

    (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

    (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

    (iv) Amended and Restated By-Laws of Depositor (effective March 16, 2001) are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.


(7) (a) Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4
(No. 333-51676) filed on April 25, 2003.


(8) (i) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form N-1A (File No. 2-80751) filed April 6, 2000.

    (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

    (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

    (iv) (a) Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, Met Investors Distribution Company and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to the initial Registration Statement (No. 333-73676) of the New England Variable Life Separate Account on Form S-6 filed on November 19, 2001.

        (b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 21, 2009.

    (v) (a) Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676/811-
8828) filed on May 15, 2001.

        (b) Amendment to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

    (vi)Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.

     (vii) Net Worth Maintenance Agreement between Metropolitan Life Insurance Company and New England Life Insurance Company (effective August 30, 1996) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

     (viii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Investors LLC, MetLife Securities, Inc. and New England Life Insurance Company, dated April 30, 2007 is incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 22, 2008.

(9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 29, 2004.

(10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith).

(11) None

(12) None

(13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.

(14) Powers of Attorney for Peter M. Carlson, Michael K. Farrell, Todd B.
     Katz, Gene L. Lunman, Catherine M. Richmond are incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (333-51676) filed on April 22, 2010.



ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH DEPOSITOR

Eric T. Steigerwalt(7)                    Chairman of the Board, President,
                                          Chief Executive Officer and Director
Peter M. Carlson(2)                       Executive Vice President, Chief
                                          Accounting Officer and Director
Steve H. Ashton(7)                        Director
Gene L. Lunman(4)                         Director
Catherine M. Richmond(6)                  Director
Kimberly A. Berwanger(2)                  Director
Michael P. Harwood(7)                     Director
Isaac Torres(2)                           Vice President and Secretary
Alan C. Leland, Jr.(1)                    Senior Vice President
Steven J. Brash(2)                        Senior Vice President and
                                          Tax Director
Robin Lenna(9)                            Executive Vice President
Marlene Beverly Debel(2)                  Senior Vice President and Treasurer
Paul A. LaPiana(7)                        Senior Vice President
Marie C. Swift(1)                         Vice President, Counsel and
                                          Assistant Secretary
Anne M. Belden(8)                         Vice President - Finance (principal
                                          financial officer)
Roberto Baron(2)                          Senior Vice President
Jonathan L. Rosenthal(3)                  Senior Vice President and Chief Hedging
                                          Officer
Andrew Kaniuk(7)                          Vice President and Senior Actuary

(1) New England Financial, 501 Boylston Street, Boston, MA 02116

(2) MetLife, 1095 Avenue of Americas, New York, NY 10036

(3) 10 Park Avenue, Morristown, NJ 07962

(4) 1300 Hall Boulevard, Bloomfield, CT 06002

(5) 177 South Commons Drive, Aurora, IL 60504

(6) 18210 Crane Nest Drive, Tampa, FL 33647

(7) 501 Route 22, Bridgewater, NJ 08807

(8) 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101

(9) 200 Park Ave. New York, NY 10166

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

      The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance Law. New England Life Insurance Company is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is Organized Under the Laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of Metlife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by Metlife, Inc. or are under the common control of Metlife, Inc. No person is Controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACTOWNERS


     As of January 31, 2013, there were 48,273 owners of tax-qualified contracts and 78,600 owners of non-qualified contracts offered by the Registrant (New England Variable Annuity Separate Account).


ITEM 28. INDEMNIFICATION

     The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter For:

      New England Variable Annuity Fund I
      New England Variable Life Separate Account
      New England Life Retirement Investment Account

      Metropolitan Life Separate Account E


      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

              NAME                           POSITIONS AND OFFICES WITH
                                                PRINCIPAL UNDERWRITER
Elizabeth M. Forget(2)               Director

Craig Markham(5)                     Director and Chief Operating Officer

Paul A. LaPiana(7)                   Director and Executive Vice President

Virgelan E. Aquino(3)                Vice President

Marc A. Cohn(2)                      Vice President and Chief Compliance Officer-Investment Advisor

Richard J. Barquist(2)               Vice President

Robert Begun(3)                      Vice President

Thomas Bauer(6)                      Vice President

Timothy J. McLinden(2)               Vice President

Dennis J. Damaschke(6)               Vice President

Andre T. Carrier(6)                  Vice President

Ken Kandigian(7)                     Vice President

Kathleen J. Schoos(8)                Vice President

Charles E. Fuller(3)                 Vice President

Jeffrey P. Halperin(2)               Vice President

Donald R. Kaplan(9)                  Vice President and Chief Compliance Officer-Broker Dealer

Rebecca Chiccino Kovatch(1)          Vice President

John G. Martinez(3)                  Vice President and Financial and Operations Principal

Jeffrey A. Wilk(3)                   Vice President

Isaac Torres(2)                      Clerk and Secretary

Marlene Beverly Debel(2)             Treasurer


Principal Business Address:

(1)    New England Life Insurance Company--501 Boylston Street, Boston, MA 02117

(2)    MetLife--1095 Avenue of Americas, New York, NY 10036

(3)    MetLife--485-E US Highway 1 South, 4th Floor, Iselin, NJ 08830

(4)    MetLife--4700 Westown Pkwy-1 Suite 200, West Des Moines, IA 50266

(5)    General American Life Insurance Company--13045 Tesson Ferry Rd.,
                    St. Louis, MO, 63128

(6)    MetLife--300 Davidson Avenue, Somerset, NJ 08873

(7)    MetLife--501 Route 22, Bridgewater, NJ 08807

(8)    MetLife--700 Quaker Lane, Warwick, RI 02886

(10)  10 Park Avenue, Morristown, NJ 07962

      (c)


    (1)                       (2)                  (3)                     (4)              (5)
                         NET UNDERWRITING
NAME OF PRINCIPAL         DISCOUNTS AND       COMPENSATION ON           BROKERAGE
 UNDERWRITER              COMMISSIONS           REDEMPTION             COMMISSIONS      COMPENSATION
NEW ENGLAND
 SECURITIES
 CORPORATION                $9,377,105              0                        0               0

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110


     (c) New England Securities Corporation
         1095 Avenue of the
         Americas, New York,
         NY 10036


     (d) New England Life Insurance Company
         501 Boylston Street
         Boston, Massachusetts  02116

ITEM 31. MANAGEMENT SERVICES

      Not applicable

ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

      (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

      (4) To Offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

      (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 23rd day of April, 2013.

                                 New England Variable Annuity Separate Account
                                                    (Registrant)

                                 By: New England Life Insurance Company
                                                    (Depositor)

                                 By:  /s/ Marie C. Swift
                                      ----------------------------------------
                                      Marie C. Swift, Esq.
                                      Vice President and Counsel

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 23rd day of April, 2013.

                                             New England Life Insurance Company

                                             By:  /s/ Marie C. Swift
                                                  -----------------------------
                                                  Marie C. Swift, Esq.
                                                  Vice President and Counsel

   As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 23, 2013.

        SIGNATURE                                   TITLE

/s/ Eric T. Steigerwalt*              Chairman of the Board, President,
---------------------------         Chief Executive Officer and Director
Eric T. Steigerwalt

/s/ Steven H. Ashton*                             Director
---------------------------
Steven H. Ashton

/s/ Kimberly A. Berwanger*                        Director
---------------------------
Kimberly A. Berwanger

/s/ Peter M. Carlson*                     Executive Vice President,
---------------------------         Chief Accounting Officer and Director
Peter M. Carlson

/s/ Michael P. Harwood*                           Director
---------------------------
Michael P. Harwood

/s/ Gene L. Lunman*                               Director
---------------------------
Gene L. Lunman

/s/ Catherine M. Richmond*                    Director
---------------------------
Catherine M. Richmond

/s/ Anne M. Belden*                        Vice President
---------------------------         (principal financial officer)
Anne M. Belden

By:  /s/ Michele H. Abate
     -------------------------
     Michele H. Abate
     Attorney-in-fact
     April 23, 2013

* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                               Index to Exhibits

10.  Consent of Independent Registered Public Accounting Firm

14.  Powers of Attorney